UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GENEVA ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	(1) Title of each class of securities to which transaction applies: Common stock, par value $0.0001 per share
☐	(2) Aggregate number of securities to which transaction applies: 1,289,262 shares
☐

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.

☐

(4)

Proposed maximum aggregate value of transaction: $6.0 million in cash, 1,289,262 million shares of Geneva common stock (valued at $7,606,646, based on Geneva’s stock price on November 21, 2008). It is estimated that GHIL will have up to $18 million in long term debt at the closing: $31,606,646

☐	(5) Total fee paid: $1,242.15
☐	Fee paid previously with preliminary materials: $1,242.15
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid: [• ]
(2)	Form, Schedule or Registration Statement No.: [• ]
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
(4)	Date Filed:

Copies of all communications to:

Format:
Loeb & Loeb LLP
Mitch Nussbaum, Partner
345 Park Avenue,
New York, New York 10154
+1 (212) 407 4990

*	Pursuant to paragraphs (c), (f)(1) and (f)(3) of Rule 457 and estimated solely for the purpose of calculating the filing fee.

GENEVA ACQUISITION CORPORATION

400 Crown Colony Drive
Suite 104
Quincy MA 02169

To the Stockholders of Geneva Acquisition Corporation:

You are cordially invited to attend a special meeting of the stockholders of Geneva Acquisition Corporation (“GAC”), with respect to the acquisition of Global Hi-Tech Industries Limited (“GHIL”). The special meeting will be held at 10:00 a.m. Eastern Time, on February 11, 2009, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154. At this important meeting, you will be asked to consider and vote upon the following proposals:

(1)	To approve the acquisition of approximately 51.6% Global Hi-Tech Industries Limited (“GHIL”) by Geneva Acquisition Corporation (“GAC”) for 1,289,262 shares of GAC common stock (valued at $7,606,646, based on Geneva’s stock price on November 21, 2008), and approximately $6,033,746 cash (it is estimated that GHIL will have up to $18 million in long term debt at the closing). As described in the Summary of the Material Terms, additional stock consideration may be paid upon the company receiving a mining license as well as meeting certain EBITDA levels;
(2)	Amending GAC’s Certificate of Incorporation to change GAC’s corporate name to India Steel & Metals Corporation;
(3)	Amending GAC’s Certificate of Incorporation to give GAC perpetual life;
(4)	Amending GAC’s Certificate of Incorporation to remove those provisions regarding certain procedural and approval requirements applicable to GAC prior to the consummation of a business combination that will no longer be operative upon consummation of the acquisition; and
(5)	To approve any adjournments or postponements of the special meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies.

The approval of the amendments to GAC’s Certificate of Incorporation are conditioned on the approval of the proposal to relating to the acquisition of GHIL.

The affirmative vote of a majority of the shares of common stock issued in our initial public offering that are present in person, or by proxy, and entitled to vote at the meeting, is required to approve the acquisition of GHIL. The affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting is required to approve the adjournment proposal. The affirmative vote of a majority of GAC’s outstanding shares of common stock is required to approve the proposals relating to the amendments to GAC’s Certificate of Incorporation.

Each stockholder that holds shares of the common stock issued in our initial public offering or purchased following that offering in the open market has the right to vote against the acquisition proposal and, at the same time, demand that, if the acquisition of GHIL is completed, GAC convert that stockholder’s shares into a pro-rata portion of the trust account into which a substantial portion of the net proceeds of our initial public offering were deposited, or approximately $5.96 per share, net of estimated taxes and the remaining balance available for working capital, as of September 30, 2008. If holders of 2,300,000 or more shares of common stock issued in our initial public offering, an amount equal to 20% of the total number of shares of common stock issued in the initial public offering, vote against the acquisition and demand conversion of their shares into a pro rata portion of the trust account, then GAC will not be able to consummate the acquisition. Our units, shares of common stock and warrants are listed on the NYSE Alternext US LLC under the symbols GAC.U, GAC, and GAC.WS, respectively. The securities of GHIL are not listed or quoted on any other US or foreign securities exchange.

After careful consideration of the terms and conditions of the acquisition of GHIL, our board of directors has determined that the acquisition and the transaction contemplated thereby are fair to and in the best interests of GAC and its stockholders. Our board of directors unanimously recommends that you vote or give instruction to vote “FOR” the acquisition proposal, “FOR” each of the directors named in this proxy statement and “FOR” the proposal to adjourn the meeting.

We are soliciting proxies on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock. In addition, we have retained Morrow & Company, LLC, as proxy solicitor. We are paying approximately $12,500 plus expenses for its services as proxy solicitor.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisitions and the other proposals listed above. Whether or not you plan to attend the special meeting, we urge you to read this material carefully. In particular, you should carefully consider the discussion in the section entitled “Risk Factors” beginning on page 24 of the proxy statement.

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

I look forward to seeing you at the meeting.

Sincerely,
James E. McGrath President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction, or passed upon the fairness or merits of this transaction or the adequacy or accuracy of the enclosed proxy statement. Any contrary representation is a criminal offense.

GENEVA ACQUISITION CORPORATION

400 Crown Colony Drive
Suite 104
Quincy MA 02169
(617) 933 7100

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on February 11, 2009

TO THE STOCKHOLDERS OF GENEVA ACQUISITION CORPORATION:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Geneva Acquisition Corporation, a Delaware corporation, will be held at 10:00 a.m., Eastern Time, on February 11, 2009, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 for the following purpose:

(1)	To approve the acquisition of approximately 51.6% Global Hi-Tech Industries Limited (“GHIL”) by Geneva Acquisition Corporation (“GAC”) for 1,289,262 shares of GAC common stock (valued at $7,606,646, based on Geneva’s stock price on November 21, 2008), and approximately $6,033,746 cash (it is estimated that GHIL will have up to $18 million in long term debt at the closing). As described in the Summary of the Material Terms, additional stock consideration may be paid upon the company receiving a mining license as well as meeting certain EBITDA levels;
(2)	Amending GAC’s Certificate of Incorporation to change GAC’s corporate name to India Steel & Metals Corporation;
(3)	Amending GAC’s Certificate of Incorporation to give GAC perpetual life;
(4)	Amending GAC’s Certificate of Incorporation to remove those provisions regarding certain procedural and approval requirements applicable to GAC prior to the consummation of a business combination that will no longer be operative upon consummation of the acquisition; and
(5)	To approve any adjournments or postponements of the special meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies.

Our board of directors has fixed the close of business on January 23, 2009 as the date for which our stockholders are entitled to receive notice of and to vote at, our special meeting and any adjournments or postponements thereof. Only the holders of record of our common stock on that date are entitled to have their votes counted at our special meeting and any adjournments or postponements thereof. This notice and the proxy materials that are being mailed with this notice are first being mailed to stockholders on January 29, 2009.

We will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement by our board of directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record of our common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

Our board of directors unanimously recommends that you vote, or give instruction to vote, “FOR” the acquisition of GHIL, “FOR” the amendments to GAC’s certificate of incorporation, and “FOR” the adjournment proposal.

By Order of the Board of Directors,
James E. McGrath President

Date: January 28, 2009

GENEVA ACQUISITION CORPORATION

PROXY STATEMENT
For Special Meeting of Stockholders of

GENEVA ACQUISITION CORPORATION

The board of directors of Geneva Acquisition Corporation, which we call GAC, has unanimously approved the acquisition of approximately 51.6% of Global Hi-Tech Industries Limited (“GHIL”) and certain amendments to GAC’s Certificate of Incorporation.

If the proposal to acquire GHIL is approved by our stockholders, you will continue to hold the GAC securities that you currently own, unless you are a public stockholder who votes against the proposal to acquire GHIL and elects a cash conversion of your common stock, as described below.

GAC was formed as a blank-check company organized under the laws of the State of Delaware on June 2, 2006. GAC was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, an operating business.

GAC’s units, shares of common stock and warrants are listed under the symbols GAC.U, GAC, and GAC.WT on the NYSE Alternext US LLC, respectively. The securities of GHIL are not listed or quoted on any securities exchange.

GENEVA ACQUISITION CORPORATION

i

Page
Where You Can Find Additional Information	116
Index to Financial Statements	F-1

Annexes

A — Stock Purchase Agreement among Geneva Acquisition Corporation, Strategy Holdings Limited., and Nicolene Limited; and Share Purchase Agreement among Delta Enterprises Limited and the majority stockholders of Global Hi-Tech Industries, Limited.

B — Summary of Technical and Engineering Due Diligence of Mott MacDonald

C — Summary of Legal Due Diligence of Mercurius Advisory Services Private Limited

D — Summary of Financial Due Diligence of Mercurius Advisory Services Private Limited

E — Geological Appraisal Report

ii

This proxy statement provides you with detailed information about certain proposals described herein. We encourage you to carefully read this entire document and the documents incorporated by reference. YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 24

The acquisition of GHIL by GAC cannot be completed unless: (1) at least a majority of the shares of the common stock issued in our initial public offering, present in person or by proxy and entitled to vote at the special meeting as of January 23, 2009, approve the proposal to acquire GHIL and (2) holders of no more than 2,299,999 of our publicly traded shares of common stock vote against the proposal to acquire GHIL and exercise their right to convert their shares into a pro rata portion of the trust fund (which contains substantially all of the net proceeds from both our initial public offering and the pre-initial public offering private placement).

The affirmative vote of a majority of the shares of common stock issued in our initial public offering that are present in person, or by proxy, and entitled to vote at the meeting, is required to approve the acquisition of GHIL. The affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting is required to approve the adjournment proposal. The affirmative vote of a majority of GAC’s outstanding shares of common stock is required to approve the proposals relating to the amendments to GAC’s Certificate of Incorporation.

IMPORTANT NOTES

As used in this proxy statement:

“GAC” or “Geneva” refers to Geneva Acquisition Corporation or its wholly-owned subsidiaries.

“GHIL” refers to Global Hi-Tech Industries Limited.

A “metric tonne” is equal to 1,000 kilograms.

“Promoters” refers to Mr. Prakash Rajgarhia, Mr. N.P Tekriwal, Mr. Ashok Maskara and Mitesh Saraf, of which Messrs. Rajgarhia, Tekriwal and Maskara current shareholders of GHIL.

“Transaction Documents” means the documents appended as Annex A and such other documents as may be required in order to consummate the Acquisition Proposal.

All references to “$” or “dollars” or USD in this proxy statement refer to United States dollars, unless otherwise indicated. The following table sets forth the average exchange rate for one U.S. dollar expressed in Indian Rupees (INR, or Rs.) for each period indicated and the exchange rate at the end of such period based upon the noon buying rates exchange rates for the applicable dates as reported by the website www.newyorkfed.org/markets/fxrates/historical.

	March 31 2008	March 31 2007	March 31 2006
INR Rate at end of period	40.02	43.10	44.48

On November 19, 2008, the exchange rate for one U.S. dollar expressed in Indian Rupees based upon the inter-bank market rates for the applicable date as reported by the website www.newyorkfed.org/markets/fxrates/historical was INR 49.84.

All statements herein with respect to the percentage of the securities of a target company to be acquired are calculated based on the capitalization of the target after giving effect to the Acquisition Proposal.

SUMMARY OF THE MATERIAL TERMS OF THE ACQUISITION OF GHIL

This summary, together with the Sections entitled “Questions and Answers” and “Summary,” summarizes certain material information contained in this Proxy Statement. You should carefully read this entire Proxy Statement for a more complete understanding of the matters to be considered at the special meeting.

This Proxy relates to the approval of the acquisition of approximately 51.6% Global Hi-Tech Industries Limited (“GHIL”) by Geneva Acquisition Corporation (“GAC”) for 1,289,262 shares of GAC common stock (valued at $7,606,646, based on Geneva’s stock price on November 21, 2008), and approximately $6,033,746 cash (it is estimated that GHIL will have up to $18 million in long term debt at the closing).

GAC is only seeking the approval of the acquisition of the 51.6% interest in GHIL because GHIL’s minority stockholders (the holders of a 32.7% interest in GHIL) are not willing to put the shares they own in a format that GAC can acquire by February 12, 2008, by which time it must complete a business combination or dissolve. The majority stockholders of GHIL have put the shares that they own in escrow with an attorney in an easily transferable form so that the transaction can close quickly after it has been approved by stockholders. The additional 15.7% interest that is currently owned by the majority shareholders cannot be transferred to GAC until the minority shareholders have sold their shares due to certain agreements made between the minority and majority shareholders after an administrative proceeding relating to a dispute between them. If GAC acquired 100% of the issued and outstanding shares of GHIL the aggregate consideration paid would consist of (i) 2,500,000 million shares of Geneva stock, (ii) $11.7 million in cash (it is estimated that GHIL will have up to $18 million in long term debt at the closing), (iii) the future delivery of 1,000,000 shares of Geneva common stock if a mining license is obtained, and (iv) the right to receive the earn-outs described below.

Stock Purchase Agreements

On November 26, 2008, GAC, two Mauritius-based entities, Delta Enterprises Limited (“Delta”) and Strategy Holdings Limited (“Strategy”, which is the parent entity of Delta), and the owners of a majority of the shares of GHIL, entered into agreements pursuant to which GAC would acquire a majority interest in GHIL:

•	GAC entered into a Stock Purchase Agreement with Strategy and its sole stockholder (which is owned by the Promoters via an intermediary entity), a copy of which is attached hereto, to purchase 100% of the issued and paid up share capital of Strategy.
•	Delta entered into a Stock Purchase Agreement with GHIL and the majority stockholders of GHIL, a copy of which is attached hereto, to purchase a majority stake (approximately 51.6%) in GHIL.

Strategy is currently owned by Nicolene Limited, a British Virgin Islands corporation (“Nicolene”). Nicolene is currently owned by Mitesh Saraf , but is anticipated to be owned in equal parts by all the Promoters at the time that this transaction closes. The governments of India and Mauritius have a tax treaty that treats investments routed through Mauritius favorably, including favorable tax treatment of corporate, dividend and capital gains taxes. The structure, which involves two subsidiary entities (Strategy and Delta) and therefore two purchase agreements, is structured to take advantage of such tax benefits. It is expected that Delta will hold the shares of GHIL and remain wholly-owned by Strategy, and that Strategy will be wholly-owned by GAC.

Payment of Consideration

The holders of 51.6% of GHIL will split proportionally, based on their ownership interests in GHIL, the cash portion of the consideration to be paid. However, all the shares being issued in connection with this transaction will be issued to Nicolene Limited, an entity expected, prior to the closing of the transaction with GHIL, to be controlled by Mr. Prakash Rajgarhia, Mr. N.P Tekriwal, Mr. Ashok Maskara and Mr. Mitesh Saraf, who are referred to in this proxy statement as the “Promoters.” Messrs. Rajgarhia, Tekriwal and Maskara are each current shareholders of GHIL. The $18 million in long-term debt will remain with GHIL post-closing.

Subsequent Acquisition of Remaining Minority Interest in GHIL

On December 27, 2008, majority shareholders of GHIL (the owners of the 51.6% stake in GHIL which is the subject of proposal 1 of this proxy statement) entered into an agreement to purchase the 32.7% stake in GHIL from the minority shareholders, and Delta Enterprises Limited (which GAC, through its ownership of strategy, will own subsequent to the consummation of the transactions contemplated by proposal 1 to this proxy statement) subsequently has the right to purchase within 120 days from the majority shareholders following the agreement between the majority shareholders and the minority shareholders. Once it controls Delta, GAC intends to acquire this 32.7% stake (along with 15.7% stake owned by the majority stockholders which are not the subject of proposal 1), subject to obtaining an approval from the competent authorities and the approval by the post-transaction board of directors of GAC in its sole discretion. The aggregate consideration to be paid by GAC for the 15.7% interest will be $1.8 million and 392,500 shares of GAC common stock. The aggregate consideration to be paid by GAC for the 32.7% interest will be $3.8 million and 817,000 shares of GAC common stock. The cash portion of the consideration will be paid to the stockholders, pro-rata based on their stock ownership, and the share portion will be paid to Nicolene. We anticipate the acquisition of the remaining minority interest in GHIL to occur within 30 days of closing the initial acquisition of majority interest described in this proxy statement. Due to the litigation described on page 73 of this proxy statement, the holders of the 15.7% stake may not sell this interest to GAC unless the 32.7% is previously or concurrently purchased. This arrangement was entered into in connection with the resolution of the claims in the litigation. We do not anticipate that this arrangement will prevent us from or delay us in acquiring the remaining interest in GHIL.

Additional Consideration to be Paid

An additional 1,000,000 shares (or 516,000 shares if GAC owns only 51.6% of GHIL) of GAC common stock will be paid to Nicolene upon the receipt by GHIL of a final mining license for GHIL to operate an iron-ore mine (the initial prospecting license for the purpose of undertaking prospecting operations such as exploring, locating, or proving mineral deposits has already been received by GHIL), which is expected to occur within 12 months of the closing, assuming that subsequent testing confirms significant reserves.

In addition to the foregoing acquisition consideration, earn-out shares will be issued to Nicolene if certain EBITDA levels are reached over time. The following table details the number of shares that may be issued in the event that certain targets are met, which will be issued within 45 days of determination of EBITDA for a relevant fiscal year:

Year	Low Hurdle	High Hurdle	Earn Out Shares Assuming GAC Owns 100% of GHIL Shares	Earn Out Shares Assuming GAC Owns 51.6% of GHIL Shares	Deferral Hurdle
2010	$20 mm	$25 mm	1,150,000	593,400	$20 mm
2011	$35 mm	$40 mm	1,830,000	944,280	$37.5 mm
2012	$45 mm	$50 mm	1,830,000	944,280	$47 mm
2013	$55 mm	$60 mm	850,000 plus 2012 deferred shares if the High Hurdle is met	438,600 plus 2012 deferred shares if the High Hurdle is met	—

For more information on the earn-outs, see the Section entitled “Proposal to Acquire GHIL by GAC.”

The Mining License

In August of 2008, GHIL retained a mining specialist, Rahesh K. Choubey, to perform initial evaluation of the potential for iron ore on a site at Chatarpur, Madhya Pradesh where GHIL believes that there may be substantial iron-ore deposits (and where it has a prospecting license, the first step towards obtaining a mining license). GHIL obtained his name from a list produced by the Indian government of persons licensed to perform geological surveys. He was selected from the persons included on that list because he was qualified to perform the needed services and could do so within the time frame desired by GHIL. The mining specialist undertook limited geological field studies over a two week period of the geology, topography, existing pits and cuttings which were used to estimate the quantity of reserves and the quality of iron ore. Based upon this study, Mr. Choubey estimates that the iron ore reserves would be in the range of 18mm MT. Considering an annual requirement of 700,000 MT (after expansion). Based on the field studies, GAC’s advisors believe that the mine may have adequate reserves to meet GHIL’s requirements for about 15 years. Based on the report of the mining specialist and GHIL’s internal laboratory testing, management estimates that an average ferrous content of at least 60 – 62% can be mined from the area. Mr. Choubey was known to GHIL by national reputation prior to being hired, but neither GHIL, GAC, nor any of their respective affiliates had a prior relationship with Mr. Choubey. Mr. Choubey was paid the equivalent of $5,000 for his services and for producing the report that is attached to the proxy statement as Annex E.

Should further testing substantiate that there are significant reserves, GHIL will seek to obtain a mining lease which is an actual lease granted for the purpose of undertaking mining operations, and includes a sub-lease granted for such purpose. The process of getting the mining license is made by the state government with central government consent. GHIL expects the mining lease have a term of 30 years.

GAC currently intends to fund the acquisition of these shares from funds currently in the trust account.

Effect on GAC and Its Stockholders in the Event that the Minority Shares are not Acquired

In the event that the minority shares are not acquired, GAC will have to account for a minority interest (in other words, for the 48.4% interest in GHIL not owned by GAC) in its financial statements. In addition, under Indian Companies Act, 1956, certain matters including, but not limited to, appointment or removal of a director, adoption of annual accounts, declaration of dividends, sale of the whole or substantially the whole of company's business and incurrence of debt in excess of the company's paid up capital and free reserves, require a simple majority of votes (by show of hands or on a poll, as the case may be) by members, who, being entitled to vote, vote in person or through proxy (where proxy is allowed). These resolutions are called the ordinary resolutions.

However, many important corporate activities including but not limited to, alteration of the constitutional documents of a company, preferential issuance of shares to any stockholder over other stockholders or to a third party, winding up of the company and reduction of share capital, require a special resolution being passed which will require that the votes cast in favor of the resolution (by show of hands or poll, as the case may be,) are not less than three times the number of votes, if any, cast against the resolution by members who, being entitled to vote, vote in person or through proxy (where proxy is allowed).

Having only a majority of the shares of GHIL greater than 50%, but less than 75% may restrict our ability to take affirmative actions in respect of those matters which require a special resolution.

Stockholders of GHIL

The table below names each stockholder of GHIL that owns over 1% of GHIL’s stock and the number of shares and percentage owned by such person.

Name	Number	Percentage	Percentage Remaining After Purchase of 51.6% Interest by GAC
Happy Distributors Pvt Ltd(1)	5,382,500	25.15%	6.89%
Ashiyana Homes Pvt. Ltd.(2)	2,325,000	10.86%	—
Khushboo Goods Pvt Ltd(3)	3,917,500	18.30%	7.62%
Long Range Finance & Leasing Co. Pvt. Ltd.(4)	435,000	2.03%	2.03%
Ashok Kumar Maskara	422,500	1.97%	0.05%
Manju Maskara	420,000	1.96%	—
Chaturang Commercials Pvt. Ltd.	390,000	1.82%	1.82%
Shakuntala Devi Tekriwal	365,000	1.71%	—
Prakash Kumar Rajgaria	350,000	1.64%	—
Narayan Tekriwal	330,000	1.54%	—
Pankaj Tekriwal	325,000	1.52%	—
Rohit Maskara	310,000	1.45%	—
Gopal Krishan Agrawal	308,500	1.44%	1.44%
Eastern Synthetics Pvt. Ltd.(4)	290,000	1.35%	1.35%

Name	Number	Percentage	Percentage Remaining After Purchase of 51.6% Interest by GAC
Proview Dealers Pvt. Ltd.(4)	277,500	1.30%	1.30%
Doyen Marketing Pvt. Ltd.(4)	250,000	1.17%	1.17%
Drake Commercial Pvt. Ltd(4)	250,000	1.17%	1.17%
Software Wizards Ltd.(4)	230,000	1.07%	1.07%
Vikrant Constructions Pvt. Ltd.(4)	215,000	1.00%	1.00%
Other Stockholders	4,609,250	21.54%	21.51%

(1)	Owned by Pritam Tekriwal.
(2)	Owned by Raj Modi.
(3)	Owned by Ashok Maskara.
(4)	Owned by Gopal Krishan Agrawal.

All the shares being issued by GAC in connection with this transaction will be issued to Nicolene Limited, an entity expected, prior to the closing of the transaction with GHIL, to be controlled by the Promoters.

Valuation

GAC performed a valuation analysis on GHIL and arrived at an average value of $181 million for the entire company. In establishing financial projections, which were used in determining valuation, GHIL management assumed successful completion of the acquisition which is the subject of this proxy, which would provide GHIL with the capital required to execute its business plan. Although the valuation analysis and the stand-alone enterprise value described in this proxy statement assumes that the transaction between Geneva and GHIL has been consummated, GAC believes that the valuation of GHIL would be approximately the same without assuming the consummation of the transaction, but only if it is assumed that the expansion plans can be consummated with alternative sources of funding. However, if the funds required for GHIL’s expansion plans are not sufficiently available or are delayed, GHIL’s ability to complete its plant expansion will be compromised and its projections may not be met as scheduled. Even assuming that GHIL is unable to complete its plant expansion plans, GAC believes that GHIL does satisfy the requirement that it have a value equal to 80% of GAC’s net assets at closing.

Based on the valuation analysis performed by GAC, the board determined that the fair market value of 51.6% of GHIL was approximately $93.4 million, or greater than 80% of GAC’s asset value. For a more detailed summary, see the section entitled “Valuation Analysis.” The difference between the purchase price being paid as consideration for GHIL, as set forth in note (a) (ii) on Page 54 and elsewhere in this proxy (which is 33.9 million assuming all earnout amounts on page 44 are actually earned or $13.6 million assuming none are so earned) and the value of GHIL of $93.4 million as described in the “Valuation Process” section results from the willingness of GHIL’s current stockholders to sell at a discounted value due to the difficulty in raising capital for expansion and the belief by the majority stockholders and current management of GHIL that being a public company in the United States would provide GHIL with liquidity and access to capital in the long term.

GAC provides the combined entity with, among other elements, the necessary equity capital to execute some or all of its expansion plans, a public security which has several attendant benefits including but not limited to liquidity, the ability to more easily and less expensively raise debt and equity capital in the future, raised stature in the eyes of customers and other stakeholders, and an expanded Board Of Directors with a greater range of experience. Without being able to expand and the implementation of organizational improvements, GHIL might not be able to effectively compete in the future.

Transaction Cost

As described above, the aggregate cost of the transaction at closing is anticipated to be $13,640,392, consisting of $6,033,746 in cash and 1,289,260 shares of GAC common stock valued at $7,606,646. As of the closing date, we anticipate transaction costs to be approximately $1,500,000. Dr. R.C. Krishna, who will be a director of the post-transaction company, has agreed to pay up to $300,000 of expenses in connection with the transaction with GHIL, which will be repaid by the post-transaction company if and only if the transaction with GHIL closes. In addition, Mr. Krishna may receive up to 300,000 shares of GAC common stock from GAC’s pre initial public offering stockholders in certain circumstances if the transaction closes in consideration for paying such expenses prior to the transaction.

The estimated fair value of assets acquired, liabilities assumed and noncontrolling interest set forth below are subject to a final determination upon our closing of the transaction:

Current assets	$16,016,758
Property and equipment, net	53,300,000
Other non current assets	645,227
Short-term borrowings and current portion of long-term debt	(12,344,672)
Other Current liabilities	(3,656,391)
Long-term debt, net of current portion	(6,015,999)
Other non-current liabilities	(1,154,746)
Money received pending allotment	(1,302,476)
Total	$45,487,701

Gain on bargain purchase was calculated as follows:

Estimated fair value of consideration paid(1):	$16,440,392
Noncontrolling interest:	15,420,833
Subtotal:	31,861,225
Amounts recognized for 100% of identifiable net assets:	45,487,701
Gain on bargain purchase:	$13,626,476

(1)	Includes estimated fair value of contingent consideration of $2,800,000.

The following are the conditions to each party’s obligations under the transaction documents:

•	No governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that has the effect of making the acquisition illegal or otherwise prohibiting consummation of the acquisition substantially on the terms contemplated by the transaction documents.
•	The GAC stockholders shall have approved the transactions outlined in the Acquisition Proposal and holders of no more than 2,298,850 shares of common stock of GAC issued in GAC’s initial public offering and outstanding immediately before the closing shall not have exercised their rights to convert their shares into a pro rata share of the trust fund.
•	GHIL and its stockholders must have performed in all material respects all obligations that are to be performed by each of them under the transaction documents.
•	The representations and warranties of GAC and GHIL must be true and correct in all material respects as of the date of completion of the acquisition.
•	No action, suit or proceeding shall exist that is reasonably likely to prevent the acquisition or cause rescission of the acquisition following closing.
•	GAC shall have obtained all consents, waivers, permits and approvals required in connection with the consummation of the acquisition if failure to obtain the same would be reasonably expected to cause a material adverse effect.
•	There must not have occurred, since the date of the respective transaction documents, any material adverse effect with respect to GAC or GHIL.

•	GHIL must have provided to GAC (i) the stockholder list of GHIL (indicating the category of equity participation of residents and non-resident Indians) after the proposed acquisition of shares by GAC; and (ii) a certificate from a chartered accountant indicating the “fair value” of the Shares calculated in accordance with the Guidelines for Valuation of Shares and Fixation of Premia (“Indian Pricing Guidelines”).
•	The current stockholders of GHIL must have obtained written consents from all banks, financial institutions and lenders to GHIL as may be required for change in shareholding of GHIL in form and substance satisfactory to GAC.
•	GHIL must have provided details of the bank accounts of GHIL maintained with the authorized dealer to GAC.
•	Each of GAC’s and GHIL’s obligations to effect the acquisition is subject to the satisfaction or waiver of specified conditions before completion of the Acquisition.
•	The minority shareholders of GHIL shall have entered into a binding agreement to sell all of their shares to the Promoters of GHIL at not more than INR 26.1 per share and to release all claims against GHIL upon such sale.

Summary

While this summary describes the material terms that you should consider when evaluating the Acquisition Proposal, the proxy statement contains a more detailed description of these terms. We encourage you to read the proxy statement and the documents to which we refer in this entire proxy statement before voting your shares of GAC common stock.

Geneva Acquisition Corporation (GAC)

GAC was formed as a blank-check company organized under the laws of the State of Delaware on June 2, 2006. GAC was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, an operating business. In searching for a target business we initially did not intend to solicit proposals for an acquisition outside of the healthcare sector. However, members of the financial community and other contacts have brought to GAC’s attention prospective acquisition candidates that operate outside of the healthcare sector, and we have considered them. In fact, the acquisition of GHIL has been brought to us by Dr. R. C. Krishna, who will be named to the post-closing Board of Directors.

GAC has identified a company with operations based in India that it believes is in a sector that is fundamental to the development of India’s infrastructure — the steel industry. India is undergoing a significant expansion in a number of key infrastructure areas that will require long product steel (the type of steel produced by GHIL). Some of these include the rollout of mobile phone networks to bring better coverage to urban areas and expand into suburban and rural areas, rural electrification projects, the expansion and construction of airports, ports, and urban rail systems, and the construction of hotels, stadiums, and warehouses.

Although GAC did not obtain a fairness opinion on the transaction, it did hire a number of consultants and/or advisors in connection with evaluating the transaction. In addition to its management team performing due diligence on GHIL, GAC hired Mercurius Advisory Services for a fee of $296,000 (of which $50,000 is deferred until closing), Mott MacDonald, for a fee of $75,000 ($51,000 of which has not yet been incurred or paid), and Economic Law Practice for a fee of $75,000 ($44,000 of which is deferred until closing) to perform additional detailed due diligence on respectively, legal and financial, technical and engineering, and legal matters. A summary of the technical and engineering due diligence report provided by Mott MacDonald, the legal due diligence report, and the financial due diligence reports Mercurius Advisory Services provided are included in Annexures B, C, and D to this proxy statement, respectively. GAC also asked Maxim Group to assist GAC’s management in financial analysis and modeling, negotiations with GHIL, drafting of roadshow materials, and determination of market comparables which asssistance it provided. GAC also asked (i) Lazard Frères & Co. LLC to assist GAC’s management in the drafting of roadshow materials and determination of market comparables, which assistance Lazard Frères & Co. LLC provided and (ii) Ladenburg Thalmann & Co. Inc. to assist GAC’s management in the drafting of roadshow materials and transaction structure analysis, which assistance Ladenburg Thalmann & Co. Inc. provided. These investment banks did not provide any report or written opinion on any matter; they merely performed certain services at the request of management in connection with its analysis, including, with respect to Maxim Group, the valuation analysis beginning on page 78 of this proxy statement. Maxim will be paid 1% of the consideration paid to GHIL shareholders upon closing and has received $25,000. During this evaluation process, neither Ladenburg Thalmann & Co. Inc. nor Lazard Frères & Co. LLC have been paid for any services they provided. Ladenberg and Lazard Capital Markets LLC, as underwriters in GAC’s initial public offering, will receive a portion of the deferred underwriting compensation held in trust if the transaction closes. If the transaction closes, Lazard Frères & Co. LLC will receive a fee from Lazard Capital Markets LLC in connection with this transaction pursuant to a business alliance agreement between their respective parent companies. GAC hired Loeb & Loeb LLP, based in New York, as legal counsel in the US who primarily provided advice on the definitive agreements and the drafting of the proxy and Economic Laws Practice, based in Mumbai, as legal counsel in India who primarily provided advice on the drafting of the definitive agreements and the structuring of the transaction as it related to Indian law.

Based on the various reports commissioned by GAC and the research done by GAC’s officers and directors GAC believes that GHIL:

(1)	will sustain high growth rates, which belief is based on the due diligence study provided to us by Mott MacDonald, which provide estimates of ongoing demand for long steel products, a projection of favorable raw material costs, and the ability of GHIL to substantially increase its output upon expansion of that capability.
(2)	has a favorable valuation, which is primarily based upon the valuation analysis performed by GAC.
(3)	has the potential to become a regional leader, which is based on the due diligence studies provided to us by Mott MacDonald and Mercurius Advisory Services, which provided that the combination of the projected ongoing demand for long steel products as well as the opportunity for improving the company’s internal reporting systems oversight, presented an attractive opportunity for a company like GHIL.
(4)	will become more profitable as it grows and due to improved management.
(5)	will be the first Indian steel company to be listed on the US stock exchanges, which is based on research performed by the investment banks assisting GAC.

Pursuant to our amended and restated certificate of incorporation, if we do not effect a business combination by February 12, 2009 then, pursuant to our certificate of incorporation, our officers and directors must take all actions necessary to promptly dissolve and liquidate GAC.

The mailing address of our principal executive office is Geneva Acquisition Corporation, 400 Crown Colony Drive, Suite 104, Quincy MA 02169 and our telephone number is (617) 933 7100.

Global Hi-Tech Industries, Limited

GHIL was incorporated as a public (but not listed on the stock market) limited company on November 21, 2003. Its registered office is at 33 Atlanta, 3rd Floor, Nariman Point, Mumbai, India. GHIL is a steel company that manufactures sponge iron, billets, and structural steel. GHIL’s plant is located in Gujarat, India in close proximity to the Kandla and Mundra seaports, as well as to the Ahmedabad railway station. For more on GHIL please see “Information about GHIL.”

Strategy Holdings Limited and Delta Enterprises Limited

The acquisition of GHIL by GAC will be effected through two Mauritius entities. Strategy Holdings Limited (“Strategy”) was incorporated under the laws of Mauritius on the November 6, 2008 as Category 1 Global Business Company, with the stated purpose of acting as an investment holding company. Strategy owns, as a wholly-owned subsidiary, Delta Enterprises Limited (“Delta”), also incorporated under the laws of Mauritius on the November 6, 2008 as a Category 1 Global Business Company with the stated purpose of acting as an investment holding company. (For reference, as required under the Financial Services Act 2007, of Mauritius, Global Business is business that is proposed to be conducted by a resident corporation, and which will conducted outside Mauritius and where the business is conducted in a currency other than the Mauritius rupee. A Category 1 Global Business Company is a company which is managed and controlled from

Mauritius. Companies wishing to benefit from the provisions of Double Taxation Agreements can only be incorporated as a Category 1 Global Business Company.)

GAC has structured the acquisition using two Mauritius-based acquisition entities because Mauritius and India have certain tax treaties between them that allow investors from overseas and shareholders within India to avoid double-taxation issues relating to being taxed in India and in other jurisdictions. We believe this structure is advantageous both to GAC if, for example, in the future if GAC sold its ownership stake in GHIL. It also provides advantages today and in the future to the selling shareholders (GAC has been advised that the structure having two Mauritius entities is a better structure in relation to capital gains taxes in India for the selling shareholders).

Organizational Structure

Below are diagrams showing the organizational structure of the companies that are party to the proposed transaction prior to the consummation of the transaction and after it has been consummated:

The post-closing diagram assumes that the minority stockholders of GHIL have not yet sold their shares to GAC, that the pre initial public offering stockholders of GAC returned 1,000,000 shares to GAC for cancellation and that no stockholder of GAC elected to redeem the stockholder’s shares.

Satisfaction of 80% Test

GAC’s initial business combination must be with one or more target businesses whose combined market value is equal to at least 80% of GAC’s net assets (all of our assets, including the funds then held in the trust account less our liabilities) at the time of such acquisition. GAC believes the fair market value of the 51.6% equity shares of GHIL to be acquired is greater than 80% of what we project to be GAC’s net assets at the closing of the acquisition. Even though the valuation analysis and the stand-alone enterprise value described in this proxy statement assumes that the transaction between Geneva and GHIL has been consummated, GAC believes that the valuation of GHIL would be approximately the same without assuming the consummation of the transaction, but only if it is assumed that the expansion plans can be consummated with alternative sources of funding. However, if the funds required for GHIL’s expansion plans are not sufficiently available or are delayed, GHIL’s ability to complete its plant expansion will be compromised and its projections may not be met as scheduled. Even assuming that GHIL is unable to complete its plant expansion plans, GAC believes that GHIL does satisfy the requirement that it have a value equal to 80% of GAC’s net assets at closing. See the section entitled “Due Diligence Valuation” for more information about the analysis.

Litigation

On January 16, 2008, a petition was filed by the holders of approximately 33.4% of GHIL’s common stock (“Petitioners”) in the Corporate Law Board (“CLB”) against GHIL, Narayan Prasad Tekriwal, Ashok Kumar Maskara, Rohit Kumar Maskara and SBI (“ Respondents”) under section 397, 398, 399 and 402 of the Companies Act, 1956 claiming that certain actions undertaken by the Respondents amount to oppression and mismanagement against the Petitioners.

The primary contentions of the Petitioners under the case are as follows:

(i)	That shares allotted on 25 October, 2007 and thereafter are unauthorised and illegal and such allotments have caused increase in the percentage holding of the Respondents’ group in the Company at the cost of corresponding reduction of the holding of the minority group in the Company.
(ii)	That the Respondents have maliciously changed the Company’s registered office from Chattisgarh to Maharashtra and also changed the auditors of the Company in order to keep the Petioners away from the affairs of the Company.
(iii)	No notice of any meetings of the board of directors or of the meetings of members was served on any of the directors/members of the Petitioners’ group.
(iv)	That the Mr. G.K. Agarwal and Mr. Deepak Agarwal from the Petioners’ group were illegally removed from the board of directors of the Company and Mr. Sunil Kumar Maskara and Mr. Narayan Prasad Tekriwal were illegally added to the board.
(v)	That SBI is not releasing the personal guarantees and collateral securities furnished by Mr. Gopal Krishna Agarwal and Mr. Deepak Kumar Agrawal.

A reply to this petition was filed by the Respondents on May 29, 2008 denying the allegations. In addition petition filed on January 16, 2008, the Petioners had also filed an application in July 2008 alleging certain other acts of mismanagement.

The following interim orders were passed by the CLB on this matter:

(i)	The personal guarantees and the collateral securities furnished by the Petitioners to GHIL’s lenders were directed to be released.
(ii)	The Respondents are restricted from availing any further credit facility from any bank or financial institution until final disposal of the petition.
(iii)	The Company is restricted from holding or convening any board meeting with the present board of directors and the AGM without prior permission of CLB.

On November 27, 2008, the following order was passed:

(i)	Petitioners sell their interest in the Company for consideration of INR 135,000,000 (equivalent to USD 2,906,351) in full and final settlement of the suit. Upon receiving this payment, Petitioners will not have any claim against GHIL or the Respondents.
(ii)	The Respondent will be paid the entire amount of INR 135,000,000 (equivalent to USD 2,906,351) on or before March 31, 2009.
(iii)	The Respondents will be paid a sum of INR 5,000,000 (equivalent to USD 107,643) on or before December 15, 2008 as a part of INR 135,000,000 (equivalent to USD 2,906,351).
(iv)	The petitioner directors will submit to GHIL their resignation letters which will not be accepted by GHIL until all the guarantees given by them are released by GHIL’s lenders.
(v)	On the receipt of full consideration of INR 135,000,000 (equivalent to USD 2,906,351), the Petitioners will hand over their share certificates together with blank transfer forms to the company.

(vi)	All interim orders stand vacated.

On December 27, 2008, majority shareholders of GHIL (the owners of the 51.6% stake in GHIL which is the subject of proposal 1 of this proxy statement) entered into an agreement to purchase the 32.7% stake in GHIL from the minority shareholders, and Delta Enterprises Limited (which GAC will own subsequent to the consummation of the transactions contemplated by proposal 1 to this proxy statement) subsequently has the right to purchase within 120 days from the majority shareholders following the agreement between the majority shareholders and the minority shareholders. Once it controls Delta, GAC intends to acquire this 32.7% stake, subject to obtaining an approval from the competent authorities and the approval by the post-transaction board of directors of GAC in its sole discretion. The aggregate consideration per share to be paid by GAC for the 15.7% interest will be $1.8 million and 392,000 shares of GAC common stock. The aggregate consideration per share to be paid by GAC for the 32.7% interest will be $3.8 million and 817,000 shares of GAC common stock. The cash portion of the consideration will be paid to the stockholders, pro-rata based on their stock ownership, and the share portion will be paid to Nicolene. We anticipate the acquisition of the remaining minority interest in GHIL to occur within 30 days of the closing of the acquisition of the majority interest as described in this proxy statement. Due to agreements made in connection with the litigation, the holders of the 15.7% interest in GHIL may not transfer that interest until the 32.7% interest is purchased. We do not anticipate that this arrangement will prevent us from or delay us in acquiring the remaining interest in GHIL.

THE SPECIAL MEETING

SPECIAL MEETING OF GAC’S STOCKHOLDERS

The special meeting of the stockholders of GAC will be held at 10:00 a.m., Eastern Time, on [•  ], 2009, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154. Following are the proposals to be voted on at the meeting:

(1)	To approve the acquisition of approximately 51.6% Global Hi-Tech Industries Limited (“GHIL”) by Geneva Acquisition Corporation (“GAC”) for (i) 1,289,262 shares of GAC common stock (valued at $7,606,646, based on Geneva’s stock price on November 21, 2008), (ii) the future delivery of a pro rata portion of up to 1,000,000 shares of GAC common stock to be issued subject to a condition precedent (valued at $5,900,000 based on the closing price of the common stock on November 21, 2008), and (iii) approximately $6 million (it is estimated that GHIL will have up to $18 million in long term debt at the closing).
(2)	Amending GAC’s Certificate of Incorporation to change GAC’s corporate name to India Steel & Metals Corporation;
(3)	Amending GAC’s Certificate of Incorporation to give GAC perpetual life;
(4)	Amending GAC’s Certificate of Incorporation to remove those provisions regarding certain procedural and approval requirements applicable to GAC prior to the consummation of a business combination that will no longer be operative upon consummation of the acquisition; and
(5)	To approve any adjournments or postponements of the special meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of GAC common stock at the close of business on January 23, 2009, which is the record date for the special meeting. You will have one vote for each share of GAC common stock you owned at the close of business on the record date. At the close of business on the record date, there were 14,000,000 shares of GAC common stock outstanding and entitled to vote at the special meeting, of which 2,500,000 shares are held by insiders of GAC and 250,000 Units were purchased in the IPO by one of the insiders of GAC. The shares of common stock held by the insiders will vote with the majority of votes cast by the public stockholders at the meeting.

VOTE REQUIRED

The affirmative vote of a majority of the shares of common stock issued in our initial public offering, that are present in person, or by proxy, and entitled to vote at the meeting, is required to approve the acquisition of GHIL. The affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting is required to approve the adjournment proposal. The affirmative vote of a majority of GAC’s outstanding shares of common stock is required to approve the proposals relating to the amendments to GAC’s Certificate of Incorporation. In connection with the vote on the business combination, all of Geneva’s initial stockholders, including all of Geneva’s officers and directors, have agreed to vote the shares of common stock owned by them in accordance with the majority of the shares of common stock voted by the public stockholders. Geneva’s initial stockholders may vote as they wish on all other matters brought at the meeting. To the knowledge of Geneva, no other stockholder has agreed to vote in favor of the proposed acquisition. Shares that are not voted or are broker non-votes or where the stockholder abstains from voting shall not in any event be eligible to be converted into cash upon completion of the transactions contemplated by the proposal to acquire GHIL. The transactions contemplated by the Acquisition Proposal will not be consummated if the holders of 20% or more of the shares of common stock issued in GAC’s initial public offering exercise their conversion rights.

BOARD OF DIRECTORS’ RECOMMENDATION

After careful consideration, our board of directors has determined unanimously that the Acquisition Proposal is fair to, and in the best interests of, our stockholders and us. Our board of directors did not obtain a fairness opinion in making this determination. The board determined that, in light of the likely cost and GAC’s existing cash resources, that GAC’s funds were best used to evaluate and conduct due diligence on acquisition candidates. GAC used its officers and directors to among other things, evaluate the business, its prospects, and the industry and competitive environment. As described above, GAC also hired Mercurius Advisory Services, Mott MacDonald, and Economic Law Practice to perform additional detailed due diligence on respectively, legal and financial, technical and engineering, and legal matters. A summary of the technical and engineering due diligence report provided by Mott MacDonald, the legal due diligence report, and the financial due diligence reports Mercurius Advisory Services provided are included in Annexures B, C, and D to this proxy statement respectively. GAC also had certain financial analyses performed by Maxim Group to assist GAC’s management in financial analysis and modeling, negotiations with GHIL, drafting of roadshow materials, and determination of market comparables.

INTERESTS OF OUR DIRECTORS AND OFFICERS IN THE ACQUISITION

When you consider the recommendation of our board of directors that you vote in favor of adoption of the proposal to acquire GHIL, you should keep in mind that certain of our directors and officers have interests in the acquisition that are different from, or in addition to, your interest as a stockholder. These interests include, among other things, that if the acquisition is not approved, and GAC is required to liquidate, the stock held by our executives and directors will be worthless as will the nominal number of units they acquired prior to GAC’s initial public offering, because these shares will not participate in any distribution of the assets held in GAC’s trust fund. As of the record date, our executives, directors and advisors directly owned a total of 2,500,000 shares of our common stock and 250,000 of our Units purchased in GAC’s initial public offering.

The table below shows the value of the securities owned by each of our executive officers and directors as of December 15, 2008. The closing price of our common stock and warrants as of that date was $5.85 and $0.02, respectively. No other consideration is to be received by any of our officers or directors in connection with the transaction with GHIL. Future compensation in connection with Board-related activities has not been established and will only be considered by the post-transaction Board of Directors. Post transaction, Mr. McGrath will be a Director and Messrs. Pica and Rousseau will be advisors.

Name	Value of Shares		Value of Warrants
Vincent T. Pica II	$4,128,240	(1)	$50,965	(2)
James E. McGrath	$3,574,011		$9,231
John F. Rousseau, Jr.	$2,767,354		$7,692
Edwin Snape	$1,607,422		$3,600
Gregory F. Zaic	$1,613,307		$3,600
Thomas E. Hancock	$1,607,422		$3,569
Hardwick Simmons	$351,000		$1,538
Sidney Braginsky	$351,000		$3,077

(1)	Includes 40,000 shares owned by Maruna Partners, LLC and 2,679 shares held by Danbury Management Company LLC as to which Mr. Pica has dispositive authority.
(2)	Includes 846,154 warrants owned by Maruna Partners, LLC as to which Mr. Pica has dispositive authority.

Termination

The transaction documents may be terminated at any time prior to the consummation of the Acquisition, whether before or after receipt of the GAC stockholder approval, by mutual written consent of the parties.

The agreements between GAC and GHIL will terminate on February 12, 2009 unless extended by mutual agreement of the parties.

Dividends

GAC anticipates declaring a single cash dividend in the aggregate amount of $2.00 per share of its common stock within 30 days after the consummation of the acquisition of the 51.6% interest in GHIL. The initial shareholders of GAC and the former equity holders of GHIL have agreed not to accept payment of such dividends in respect of their shares of stock. GAC intends to use amounts from the trust account to pay the dividends. GAC does not plan to use borrowings to fund dividends. Restrictions on the payment of dividends by GHIL which are described in this proxy statement do not restrict the ability of GAC from paying this dividend. Such a dividend was not contemplated in GAC’s initial public offering prospectus.

Assuming that none of GAC’s stockholders elect to convert their shares of common stock, the aggregate amount of the dividend would be $23,000,000. If 19.99% of GAC’s stockholders elect to convert their shares, the aggregate amount of the dividend would be approximately $18,402,300.

This dividend would be a one-time event. In deciding on the dividend and the setting of its level, GAC made the judgment that the equity capital used to pay the dividend was not necessary to complete the acquisition of GHIL or to execute its expansion plan. GAC also felt that it would enhance the attractiveness of the acquisition.

GAC does not currently intend to pay, nor does it anticipate to pay any future dividends and the Company expects to utilize any excess cash for general corporate purposes.

Shares of Stock Owned by Original Holders

The original stockholders of GAC have agreed with GAC that, upon consummation of the acquisition of GHIL, they will return to GAC for cancellation an aggregate of 1,000,000 shares of GAC’s common stock.

OFFICERS AND DIRECTORS AFTER THE ACQUISITION

It is expected that the officers and directors of GAC post-transaction will be as follows::

•	James E. McGrath, our President, will resign as President and remain as a Director,
•	John Rousseau, our COO, will resign as COO and as a Director and become a member of the Advisory Committee,
•	Vincent Pica, our current Chairman, will resign as a Director and become a member of the Advisory Committee,
•	Dr. R.C. Krishna will join the board as non-executive Chairman;
•	Ashwin Belur will be the CEO, President and a Director;
•	Vinod Verma will become a Director;
•	Sunil Widge will become a Director;
•	N.P. Tekriwal will be elected as a CEO and Managing Director of GHIL;
•	Rohit Maskara, will remain as an Executive Director and a Director of GHIL;

•	Ashok Maskara, will remain as an Executive Director and a Director of GHIL;
•	The executive committee of GHIL will include:
•	Prakash Rajgarhia, Chairman of the Board of Directors;
•	Narayan Prasad Tekriwal, CEO and Managing Director, and Director of Procurement/Sales;
•	Vivek Agarwal, Director of Engineering;
•	Rupal Joshi, Director of Human Resources;
•	Dhiren Kothary, Chief Financial Officer.

REGULATORY MATTERS

The Acquisition and related transactions are not subject to any federal or state regulatory requirements or approvals, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act).

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

Neither GAC nor its current U.S. stockholders generally will recognize gain or loss for U.S. federal income tax purposes as a result of the acquisition of GHIL. A U.S. stockholder of GAC that exercises its conversion rights generally will recognize gain or loss for U.S. federal income tax purposes on the conversion equal to the difference between (1) the amount of cash received by such stockholder pursuant to the conversion and (2) such stockholder’s tax basis in its stock in GAC. In addition, if GAC pays a cash distribution (including the distribution described under “Dividends” on page 115) to a U.S. stockholder, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the current or accumulated earnings and profits of GAC. See “Material U.S. Federal Income Tax Consequences” below for further discussion of these tax consequences.

GAC’S AND GHIL’S EFFORTS TO SECURE APPROVAL OF THE BUSINESS COMBINATION

In addition to hiring Morrow & Company, LLC to solicit shareholder votes, GAC has retained an investor relations firm, The Equity Group, Inc., to help it prepare press releases and presentations relating to GHIL’s business. The Equity Group, Inc. has also assisted GAC with the preparation of stockholder presentations. GAC will file with the SEC a presentation that will be made to current and potential GAC stockholders to inform them about GHIL in hopes that they will vote to approve the business combination or purchase GAC securities in the public markets. Members of GHIL’s management team are expected to be involved in giving the presentation about GHIL. Neither GAC nor its consultants or affiliates have offered any shareholder any form of consideration for any shareholder’s promise to approve the proposed business combination.

In addition, GAC, GHIL or their respective affiliates may purchase shares from GAC’s public stockholders after the date that we mail this proxy statement to stockholders. In the event that any purchases of GAC’s common stock are made by GAC, GHIL or affiliates of either of them after the mailing of this proxy statement to stockholders but prior to the stockholder’s meeting, GAC will file a Current Report on Form 8-K relating to such purchases within four business days of such purchases or otherwise prior to the stockholder’s meeting. In the event that members of the management team of GAC purchases GAC stock, such purchasers will also be required to make beneficial ownership filings with the SEC.

In the event that purchases are made in privately negotiated transactions, the purchasing parties may aim to purchase shares from stockholders who would otherwise have voted against the transaction and elected to convert their shares for a portion of the trust account. It is likely, since stockholders of a public company do not usually announce how they intend to vote on a matter applicable to the company of which they are a stockholder, that the general public will not know how the holder of the shares purchased would have voted. Shares could also be purchased in the open market, but such open market purchases would not be directed to be purchases from stockholders who intended to vote against the transaction. Any prior purchases and any future purchases would have the effect of making it more likely that the transaction would be consummated. Any shares of GAC’s common stock purchased by GAC’s affiliates, by agreement with GAC, would be voted in favor of the transaction with GHIL. This would have the effect of reducing the number of other public stockholders of GAC that would have to vote in favor of the transaction. The management team would not be able to convert any shares that they purchased but would be able to receive liquidation distributions (unlike the shares of GAC owned by them from pre-initial public offering purchases for which the GAC management team did waive liquidation distributions) for such shares in the event that the transaction with GHIL was not consummated and GAC was forced to liquidate.

PRINCIPAL EXECUTIVE OFFICES

Contact information for each of the constituent entities to the transaction is as follows:

Geneva Acquisition Corporation 400 Crown Colony Drive, Suite 104, Quincy MA 02169 phone: (617) 933 7100, Fax: (617) 472-3531 Attn: Thomas Hancock	Global Hi-Tech Industries Ltd. 33, Atlanta, 3rd Floor Nariman Point, Mumbai, 400 021 India +91 22 3028 2838 Attn: Prakash Rajgarhia	Strategy Holdings Limited C/O Ms. Poonam Keenoo Halifax Management Limited 5th Floor, C&R Court, 49 Labourdonnais Street Port Louis, Mauritius. (230) 207 0615 Attn: Mitesh Saraf	Delta Enterprises Limited C/O Ms. Poonam Keenoo Halifax Management Limited 5th Floor, C&R Court, 49 Labourdonnais Street Port Louis, Mauritius. (230) 207 0615 Attn: Mitesh Saraf	Nicolene Limited C/O Bison Financial Services Ltd. Bison Court PO Box 3460 Road Town Tortola British Virgin Islands 1-848-2500038 Attn: Mitesh Saraf

SELECTED SUMMARY HISTORICAL FINANCIAL INFORMATION OF GHIL

GHIL’s fiscal year ends on March 31 of each year. The following financial information is provided to assist you in your analysis of the financial aspects of the proposed acquisition transactions. GHIL’s historical information is derived from (i) its audited financial statements as at March 31, 2007 and 2008 and for the years ended March 31, 2005, 2006, 2007 and 2008, and (ii) its unaudited condensed financial statements as of September 30, 2008 and for the six months ended September 30, 2008 and 2007. The information is only a summary and should be read in conjunction with GHIL’s historical financial statements and related notes and GHIL’s respective Management’s Discussion and Analysis of Financial Condition and Results of Operations contained elsewhere herein. The historical results included below and elsewhere herein are not indicative of the future performance of GHIL.

Global Hi-Tech Industries Limited
Selected Summary Statement of Income Data

	Year Ended 31-Mar-05	Year Ended 31-Mar-06	Year Ended 31-Mar-07	Year Ended 31-Mar-08	Six Months Ended 30-Sep-07	Six Months Ended 30-Sep-08
	In USD
Revenue from sale of goods	—	6,304,950	23,898,531	55,130,726	25,862,115	29,626,774
Income before income taxes	(263,924)	(1,327,470)	885,563	4,647,698	2,175,515	2,793,698
Net Income	(256,013)	(807,369)	566,730	3,428,180	1,799,916	1,814,868
Earnings per share:
Basic	(0.15)	(0.08)	0.04	0.20	0.12	0.08
Diluted	(0.15)	(0.08)	0.01	0.10	0.04	0.05
Weighted average number of common shares outstanding:
Basic	1,710,507	10,132,274	14,276,199	17,515,833	15,208,500	21,402,750
Diluted	1,710,507	10,132,274	49,618,875	39,469,011	52,081,096	41,180,351

Global Hi-Tech Industries Limited
Selected Summary Balance Sheet Data

	As of 31-Mar-05	As of 31-Mar-06	As of 31-Mar-07	As of 31-Mar-08	As of 30-Sep-07	As of 30-Sep-08
	In USD
ASSETS
Accounts receivables	—	246,533	3,630,589	1,720,408	2,305,312	1,908,692
Inventories	746,470	2,901,066	4,399,097	14,876,934	17,209,052	11,334,100
Prepaid and other assets	629,067	881,964	2,358,559	769,283	1,172,487	590,596
Property and equipment, net	8,198,255	22,188,792	25,181,976	26,470,648	27,243,612	22,395,070
Other assets	343,675	1,225,334	870,799	541,906	547,222	593,571
LIABILITIES
Short-term borrowings and current portion of long-term debt	—	3,279,517	6,053,457	15,731,585	19,947,067	12,344,672
Trade payables	2,633,008	1,366,922	5,278,728	2,300,991	2,650,916	2,193,802
Due to related parties	764,671	455,151	2,970,470	1,881,736	1,736,454	604,665
Other current liabilities	192,737	583,291	1,062,360	517,983	340,282	857,924
Long-term debt, net of current portion	44,629	13,593,364	11,869,760	8,925,939	10,931,904	6,015,999
Total stockholders’ equity	6,340,849	9,161,495	10,093,469	15,068,503	13,516,152	14,669,347

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed balance sheet combines the historical unaudited balance sheet of GHIL and GAC as of September 30, 2008, giving effect to the acquisition as if it had been consummated on September 30, 2008.

The unaudited pro forma condensed statement of operations for the nine months ended September 30, 2008 combines the historical results of operations of GHIL for the nine months ended September 30, 2008 with the historical condensed unaudited statement of operations of GAC for the nine months period ended September 30, 2008, giving effect to the acquisition as if it had occurred at the beginning of the period presented. For pro forma purposes, GHIL derived its historical information for the nine month results of operations by combining its three months ended March 31, 2008 results of operations with its six months ended September 30, 2008 results of operations.

The unaudited pro forma statement of operations for the fiscal year ended December 31, 2007 combines the historical audited statements of operations of GHIL for the fiscal year ended March 31, 2008 with the historical audited statement of operations of GAC for the year ended December 31, 2007, giving effect to the Acquisition as if it had occurred at the beginning of the period presented.

GHIL’s historical results for the quarter ended March 31, 2008 are included in deriving both the unaudited pro forma financial statements for the year ended December 31, 2007 and nine months ended September 30, 2008. The revenues and net income for GHIL for the quarter ended March 31, 2008 were as follows:

Three Months Ended 31-Mar-08
Revenues	14,761,035
Net Income	473,171

In the proposed acquisition of GHIL, GAC intends to acquire 11,037,500 equity shares from certain stockholders of GHIL so that at the conclusion of the transactions contemplated, GAC will own approximately 51.6% of the outstanding equity shares of GHIL in exchange for consideration consisting of: (i) $6,033,746 in cash and (ii) 1,289,262 shares of GAC common stock (approximately $7,606,646 at a price of $5.90 per stock representing the closing price of GAC as on November 21, 2008).

The acquisition will be accounted for as a business combination with GAC as the accounting acquirer pursuant to Statement of Financial Accounting Standards No. 141R, “Business Combinations”. The determination of GAC as the accounting acquirer has been made based on an evaluation of the relevant factors and circumstances of the acquisition, including among other factors that GAC stockholders will own a majority stake of the acquired companies upon consummation of the acquisition and GAC will have the ability to control the board of directors and management of GHIL. GAC will recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in GHIL at the acquisition date, measured at fair values as of the acquisition date.

Mining License

An additional 1,000,000 (or 516,000 shares if GAC owns only 51.6% of GHIL) shares of Geneva common stock is to be delivered upon the receipt by GHIL of the final mining license (the initial prospecting license for the purpose of undertaking prospecting operations such as exploring, locating, or proving mineral deposits having been received by GHIL already) from the applicable government authority for the purposes of conducting mining operations in the state of Madhya Pradesh, India, expected to occur within 12 months of the closing.

Contingent Consideration

Additional earn out shares of GAC common stock, a pro rata portion of which, based upon the percentage of GHIL then owned by GAC, is to be delivered if GHIL achieves certain EBITDA levels (with the individual components of EBITDA being determined in accordance with US GAAP) explained elsewhere in the proxy. As discussed in the pro forma notes, an adjustment has been made for the estimated fair value of contingent consideration.

Dividend

An adjustment has been made to the pro formas for the issuance of a $2 dividend to GAC shareholders upon consummation of the transaction.

Other

Although not included in any of the foregoing pro forma financial information, management estimates that GHIL will incur incremental cost estimated to be approximately $350,000 to $500,000 annually associated with GHIL being a public company. These costs include legal fees, accounting fees and costs associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

We have presented below selected unaudited pro forma financial information that reflects the result of the stock purchase transaction and is intended to provide you with a better picture of what our businesses might have looked like had the transaction occurred at an earlier date. The consolidated financial information may have been different had the companies actually been combined. The selected unaudited pro forma consolidated financial information does not reflect the effect of asset dispositions, if any, or cost savings that may result from the acquisition. You should not rely on the selected unaudited pro forma financial information as being indicative of the historical results that would have occurred had the companies been combined or the future results that may be achieved after the stock purchase.

The following selected unaudited pro forma consolidated financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed consolidated financial statements and related notes thereto included elsewhere in this proxy statement/prospectus. The column headed “Assuming No Exercise of Conversion Rights,” as used here and elsewhere in this prospectus, shows per share information based on an assumption that no GAC shareholders exercise their conversion rights to receive a pro rata share of the trust fund assets in exchange for their stock. The column headed “Assuming Maximum Exercise of Conversion Rights,” as used here and elsewhere in this proxy, shows per share information based on an assumption that 19.99% of GAC’s shares of common stock are converted into a pro rata share of the trust fund assets.

	Year Ended December 31, 2007		Nine Months Ended September 30, 2008
	Assuming No Exercise of Conversion Rights	Assuming Maximum Exercise of Conversion Rights	Assuming No Exercise of Conversion Rights	Assuming Maximum Exercise of Conversion Rights
Revenue	$55,130,726	$55,130,726	$44,387,809	$44,387,809
Net income	1,924,928	1,676,370	821,950	733,055
Earnings per share – basic	0.15	0.15	0.06	0.06
Earnings per share – diluted	0.13	0.13	0.05	0.05

	September 30, 2008
	Minimum	Maximum
Total assets	$108,116,909	$99,415,140
Total liabilities	24,793,226	24,793,226
Stockholders’ equity	83,323,683	74,621,914

Comparative per Share Data

	GAC		GHIL	Combined Company
Book value per share – historical at September 30, 2008	$4.81	(1)	$0.69
Book value per share – pro forma at September 30, 2008
Assuming no conversions				$5.83
Assuming maximum conversions				$6.22
Earnings per share – historical year ended December 31, 2007 (March 31, 2008 for GHIL)
Basic	$0.13		$0.20
Diluted	$0.13		$0.10
Earnings per share – historical nine months ended September 30, 2008 (six months ended September 30, 2008 for GHIL)
Basic	$0.02		$0.08
Diluted	$0.02		$0.05
Earning per share – pro forma year ended December 31, 2007 (March 31, 2008 for GHIL)
Assuming no conversions – basic				$0.15
Assuming no conversions – diluted				$0.13
Assumimg maximum conversions – basic				$0.15
Assuming maximum conversions – diluted				$0.13
Earning per share – pro forma nine months ended September 30, 2008
Assuming no conversions – basic				$0.06
Assuming no conversions – diluted				$0.05
Assumimg maximum conversions – basic				$0.06
Assuming maximum conversions – diluted				$0.05
Dividends per share – pro forma year ended December 31, 2007 (March 31, 2008 for GHIL)				$2.00	(2)

(1)	Includes amounts recorded for common stock subject to possible conversion.
(2)	This pro forma dividend per share does not include any shares issued by GAC to GHIL's shareholders in connection with the transaction or shares held by the founders of GAC since the dividend will not be paid on those shares.

ENFORCEABILITY OF CIVIL LIABILITIES AGAINST NON-U.S. PERSONS

GHIL is incorporated under the laws of India and operates only in India. Substantially all of the assets of GHIL are located in India and the majority of its officers and directors and the experts named in this proxy statement are outside the United States. Although India and the United States are signatories to the 1965 Hague Convention on the Service Abroad of Judicial and Extra Judicial Documents in Civil and Commercial Matters, service under this treaty is cumbersome and time consuming, and may result in inadequate notice, so that any judgment based on that service may be reopened, re-litigated and overturned. It is therefore unlikely that service of process upon GHIL, its officers and directors, assets and experts will be obtainable within the United States, and it may be difficult to enforce outside the United States a judgment obtained in the United States in an action against one or more of them. These difficulties stem from the lack of official judicial arrangements between the United States and India, which means that judgments of United States courts may not be enforced in India without review and re-litigation of the merits of their claims.

There is doubt as to the enforceability in India of actions to enforce judgments of United States courts arising out of or based on ownership of the securities of GHIL, including judgments arising out of or based on civil liability provisions of United States federal or state securities laws. There is also doubt whether the Indian courts would enforce, in original actions, judgments against GHIL, or the persons mentioned above predicated solely based upon United States securities laws.

Original actions may be brought in India against these parties only if the actions are not required to be arbitrated by Indian law and only if the facts alleged in the complaint give rise to a cause of action under Indian law, in which event, an Indian court may award monetary damages.

QUESTIONS AND ANSWERS

The following briefly address some commonly asked questions about the proposal to acquire GHIL, the special meeting of the stockholders of GAC and the effect of the Acquisition Proposal on the holders of common stock of GAC. These questions and answers may not include all of the information that is important to you. We urge you to read carefully this entire document, including the annexes and the other documents to which we have referred you.

Q. What is being voted on?

There are five proposals being voted on:

(1)	To approve the acquisition of approximately 51.6% Global Hi-Tech Industries Limited (“GHIL”) by Geneva Acquisition Corporation (“GAC”) for (i) 1,289,262 shares of GAC common stock (valued at $7,606,646, based on Geneva’s stock price on November 21, 2008), (ii) the future delivery of a pro rata portion of up to 1,000,000 shares of GAC common stock to be issued subject to a condition precedent (valued at $5,900,000 based on the closing price of the common stock on November 21, 2008), and (iii) approximately $6 million (it is estimated that GHIL will have up to $18 million in long term debt at the closing);
(2)	Amending GAC’s Certificate of Incorporation to change GAC’s corporate name to India Steel & Metals Corporation;
(3)	Amending GAC’s Certificate of Incorporation to give GAC perpetual life;
(4)	Amending GAC’s Certificate of Incorporation to remove those provisions regarding certain procedural and approval requirements applicable to GAC prior to the consummation of a business combination that will no longer be operative upon consummation of the acquisition; and
(5)	To approve any adjournments or postponements of the special meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies.

Q. Why is GAC proposing the acquisition?

The Board of Directors believes that this acquisition will provide GAC’s stockholders with an opportunity to participate in a company with significant growth potential in a growth sector of the Indian economy and in one of the fastest growing economies in the world.

Q. Do I have conversion rights in connection with the Acquisition?

If you hold shares of common stock issued in our initial public offering, whether you purchased them in GAC’s initial public offering or in secondary trading following the initial public offering, then you have the right to vote against the acquisition proposal and demand that GAC convert your shares of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held (approximately $5.96 per share net of amounts that can be withdrawn from the trust for estimated taxes and the remaining balance that can be withdrawn for working capital as of September 30, 2008). These rights to vote against the acquisition and demand conversion of the shares into a pro rata portion of the trust account are sometimes referred to in this proxy statement as conversion rights.

Q. If I have conversion rights, how do I exercise them?

If you wish to exercise your conversion rights, you must vote against the proposal to acquire GHIL and, at the same time, demand that GAC convert your shares into cash. If, notwithstanding your vote, the acquisition is completed, then you will be entitled to receive a pro rata share of the trust account in which a substantial portion of the net proceeds of GAC’s initial public offering is held, including any interest earned thereon through the date of the special meeting. Based on the amount of cash held in the trust account as of September 30, 2008, including interest accrued as of that date and net of amounts that can be withdrawn from the trust for estimated taxes and the remaining balance that can be withdrawn for working capital as of September 30, 2008, you will be entitled to convert each share of common stock that you hold into approximately $5.96. If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own these shares of common stock. You will only be entitled to receive cash for these shares of common stock if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to us. If you convert your shares of common stock, you will still have the right to exercise any warrants you may hold. If, however, the acquisition is not completed, then your shares will not be converted to cash at this time, even if you so elected.

A demand to convert must be made in writing to GAC or its proxy solicitor and must be received by GAC or its proxy solicitor prior to or at the special meeting. If properly demanded, GAC will convert each share of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of GAC’s initial public offering are held (approximately $5.96 per share net of estimated taxes and the remaining balance available for working capital as of September 30, 2008), plus all interest earned thereon. If you exercise your conversion rights, then you will be exchanging your shares of GAC common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the effective time of the acquisition and then tender your stock certificate to GAC. If the transactions contemplated by the acquisition proposal are not completed, then these shares will not be converted into cash at this time. Shares that are not voted or are broker non-votes or where the stockholder abstains from voting shall not in any event be eligible to be converted into cash upon completion of the acquisition. The transactions contemplated by the proposal to acquire GHIL will not be consummated if the holders of 20% or more of the shares of common stock issued in GAC’s initial public offering exercise their conversion rights.

Q. What happens to the funds deposited in the trust account after completion of the acquisition of GHIL?

Upon the consummation of the acquisition, any funds remaining in the trust account after payment of closing expenses, deferred underwriting discounts, and amounts, if any, to stockholders exercising their conversion rights, will no longer be subject to the trust account and will be used to acquire GHIL, provide working capital, acquire the outstanding minority stake in GHIL after the acquisition and fund future acquisitions and expansions.

Q. What happens if the acquisition is not consummated?

We will begin to dissolve and liquidate, and, as promptly as practicable, distribute only to our public stockholders the amount in our trust account inclusive of the $2,070,000 attributable to the underwriters’ deferred discount, plus any remaining net assets, if we do not effect a business combination by February 12, 2009. If we are unable to consummate the acquisition of GHIL, we do not believe that we will be able to effect another business combination by February 12, 2009.

Q. When do you expect the acquisition to be completed?

It is currently anticipated that the acquisition will be completed promptly following our special meeting of stockholders on February 11, 2009.

Q. If I am not going to attend the special meeting of stockholders in person, should I return my proxy card instead?

Yes. After carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so that your shares may be represented at our special meeting.

Q. What will happen if I abstain from voting or fail to vote?

An abstention will have the same effect as a vote AGAINST the proposal to acquire GHIL, and a failure to send in a proxy or otherwise vote will have no effect on the outcome of the proposal. Only stockholders who vote against the proposal to acquire GHIL may elect to convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held. An abstention or failure to vote will have the same effect as a vote AGAINST the proposals to amend GAC’s certificate of incorporation. An abstention will have the same effect as a vote AGAINST the proposal to adjourn. If you send in a proxy card but do not provide direction as to how to vote your shares, they will be voted in favor of the proposals.

Q. What do I do if I want to change my vote?

If you wish to change your vote, please send a letter dated, signed proxy card prior to the date of the special meeting or attend the special meeting and vote in person. You may revoke your proxy by sending a notice of revocation to our Corporate Secretary, Thomas Hancock, at the address of our corporate headquarters prior to the special meeting.

Q. If my shares are held in “street name” by my broker, will my broker vote my shares for me?

No. Your broker cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the proposals.

Q. Do I need to turn in my certificates?

No. You do not need to turn in your certificates unless you are exercising your conversion rights. If you elect to exercise your conversion rights, you will need to deliver your certificates to us at the address below.

Q. Will GAC’s securities still be traded on the NYSE Alternext US LLC (“NYSE Alternext”) after the Acquisition is completed?

We expect that they will continue to trade on NYSE Alternext. We may seek to change the ticker symbol.

Q. Who can help answer my questions?

If you have questions about the Acquisition, you may write, fax, or call our Corporate Secretary, Thomas Hancock at Geneva Acquisition Corporation, 400 Crown Colony Drive, Suite 104, Quincy MA 02169 phone: (617) 933 7100, Fax: (617) 472-3531.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast on the proposals described in this proxy statement. We make various statements in this section, which constitute “forward-looking statements.” See “Forward-Looking Statements.

Risks Associated With the Steel Industry and Doing Business in India

Any downgrading of India’s debt rating by an international rating agency, or an increase in interest rates in India, could have a negative impact on GHIL’s ability to borrow in India.

GHIL’s steel business and other businesses we intend to get into including power generation and mining are leveraged businesses. Any adverse revisions to India’s credit ratings for domestic and international debt by international rating agencies as well as an increase in Indian interest rates may adversely impact GHIL’s ability to finance growth through debt and could lead to a tightening of its margins.

A change in government policy or a down-turn in the Indian economy could result in reduced results of operations and future prospects.

GHIL’s business is steel-making in India. GHIL presently conducts all its operations in India. GHIL is dependent on the local demand for steel. Local tariffs, excise taxes, and duties set by the government of India will all have an impact on the post-business combination financial results and infrastructure projects promoted and supported by the government of India, as well as state governments, will have an impact on the demand for steel products. In addition, a slow-down in the Indian economy or its growth rate, social unrest or a change in government could cause the government and/or private industry to slow down of the development of infrastructure demanding long steel products which could result in reduced results of operations and future prospects.

Political, economic, social and other factors in India may adversely affect business.

The ability of GHIL to grow its business may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. According to the World Factbook published by the United States Central Intelligence Agency (the “World Factbook”), https://www.cia.gov/library/publications/the- world-factbook/geos/in.html (as viewed on November 22, 2008)) the Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and privatization of government-owned industries proceeds at a slow pace. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could have a material adverse affect on our ability to achieve our business objectives.

Since 1991, the Indian government has committed itself to implementing an economic structural reform program with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity. A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions in, the private sector. These policies have been coupled with the express intention to redirect the government’s central planning function away from the allocation of resources and toward the issuance of indicative guidelines. While the government’s policies have resulted in improved economic performance, there can be no assurance that the economic improvement will be sustained. Moreover, there can be no assurance that these economic reforms will persist, and that any newly elected government will continue the program of economic liberalization of previous governments. Any change may adversely affect Indian laws and policies with respect to foreign investment and currency exchange. Such changes in economic policies could negatively affect the general business and economic conditions in India, which could in turn adversely affect our business.

Terrorist attacks and other acts of violence or war involving India and other countries could adversely affect the financial markets and our business.

Terrorist attacks and other acts of violence could have the direct effect of destroying GHIL’s plant and property causing a loss and interruption of business. According to the World Factbook, religious and border disputes persist in India and remain pressing problems. For example, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect GHIL’s business.

Since early 2003, there have also been military hostilities and civil unrest in Afghanistan, Iraq and other Asian countries. These events could adversely influence the Indian economy and, as a result, negatively affect GHIL’s business.

Exchange controls that exist in India may limit GHIL’s ability to utilize our cash flow effectively following a business combination.

Following the consummation of the transaction with GHIL, we will be subject to India’s rules and regulations on currency conversion. In India, the Foreign Exchange Regulation Act or FERA, regulates the conversion of the Indian rupee into foreign currencies. FERA provisions previously imposed restrictions on locally incorporated companies with foreign equity holdings in excess of 40%, known as FERA companies. However, comprehensive amendments have been made to FERA to support the economic liberalization. Such companies are now permitted to operate in India without any special restrictions, effectively placing them on par with wholly Indian owned companies. In addition, foreign exchange controls have been substantially relaxed. Notwithstanding these changes, the Indian foreign exchange market is not yet fully developed and we cannot assure you that the Indian authorities will not revert back to regulating FERA companies and impose new restrictions on the convertibility of the Indian rupee. Any future restrictions on currency exchanges may limit our ability to use our cash flow for the distribution of dividends to our stockholders or to fund operations we may have outside of India.

Returns on investment in Indian companies may be decreased by withholding and other taxes.

GHIL’s investments in India will incur tax risk unique to investment in India and in developing economies in general. Income that might otherwise not be subject to withholding of local income tax under normal international conventions may be subject to withholding of Indian income tax. Under treaties with India and under local Indian income tax law, income is generally sourced in India and subject to Indian tax if paid from India. This is true whether or not the services or the earning of the income would normally be considered as from sources outside India in other contexts. Additionally, proof of payment of withholding taxes may be required as part of the remittance procedure. Any withholding taxes paid by GHIL on income from GHIL’s investments in India may or may not be creditable on income tax returns.

We intend to avail ourselves of income tax treaties with India and minimize any Indian withholding tax or local taxes. However, there is no assurance that the Indian tax authorities will always recognize such treaties and its applications. We have also created a foreign subsidiary in Mauritius, in order to limit the potential tax exposure.

The steel industry depends on the stability of policies and the political situation in India and a change in policy could adversely affect GHIL’s business.

The role of the Indian central and state governments in the Indian economy on producers, consumers and regulators has remained significant over the years. Since 1991, the Government of India has pursued policies of economic liberalization, including significantly relaxing restrictions on the private sector. We cannot assure you that these liberalization policies will continue under the present or under newly elected governments. Protests against privatization could slow down the pace of liberalization and deregulation. The rate of economic liberalization could change, and specific laws and policies affecting companies in the infrastructure sector in India, foreign investment, currency exchange rates and other matters affecting GHIL’s business could change as well. A significant change in India’s economic liberalization and deregulation policies could disrupt business and economic conditions in India and thereby affect GHIL’s business.

Risks Associated With the Transaction

GHIL’s facility is geographically located in one area in Kutch District, Gujarat.

Our existing manufacturing facility is based in Kutch District, Gujarat. As a result, any local, social unrest, natural disaster or breakdown of services and utilities in that area could have material adverse effect on the business, financial position and results of operations of GHIL.

In addition, Kutch District, Gujarat is in a Seismic Zone and has experienced earthquakes in the past. If an earthquake hits again the Kutch District, where all GHIL’s manufacturing facilities are located, it may disrupt GHIL’s operations.

Any downgrading of India’s debt rating by an international rating agency could negatively impact GHIL’s business.

Any downward revisions to India’s credit ratings for domestic and international debt by international credit rating agencies may adversely impact domestic interest rates and other commercial terms on which such additional financing is available. This could limit our ability to obtain financing for capital expenditures and the trading price of our shares.

Regional conflicts in Asia could adversely affect the Indian economy, disrupt GHIL’s operations and cause GHIL’s business to suffer.

South Asia has, from time to time, experienced instances of civil unrest and hostilities amongst Asian countries. Military activity or terrorist attacks in the future could influence the Indian economy by disrupting communications and making travel and transportation more difficult. Such political tensions could create a greater perception that investments in Indian companies involve a higher degree of risk. This, in turn, could have a negative effect on the market for securities of Indian companies, including GAC’s shares and on the market for GHIL products.

The cost of obtaining bank financing may reduce GHIL’s income.

GHIL has INR 277 million (US$5.96 million, based on conversion as of September 30, 2008) long-term bank debt, net of current portion in place with an average maturity of 3 years, but may, in the future, face issues of availability of debt or higher interest rates or may require higher collateral with the banks. This would increase the cost of money for GHIL and could decrease its margins.

We may not be able to obtain necessary raw materials at competitive prices.

Steelmaking is primarily dependent on adequate and timely supply of raw materials, such as iron ore, coal, dolomite, and power at competitive prices. As competition from larger and well-established companies increases for procuring raw materials, we could face an increase in the price of raw materials that negatively impacts our profitability.

GHIL’s business is dependent on continuing relationships with clients and strategic partners.

GHIL’s business is dependent on developing and maintaining strategic alliances with end-users and agents who represent and source demand for our products. The business and our results could be adversely affected if we are unable to maintain a continuing relationship with key clients and strategic partners.

GHIL’s business relies heavily on its management team and any unexpected loss of key officers may adversely affect its operations.

The continued success of our business is largely dependent on the continued services of key employees in GAC and GHIL as well as all GHIL’s subsidiaries. The loss of the services of certain key personnel, without adequate replacement, could have an adverse effect on GHIL’s performance. Our senior management as well as the senior management of GHIL subsidiaries have played a significant role in developing and executing the overall business plan, maintaining client relationships, proprietary processes and technology. While none is irreplaceable, the loss of the services of any would be disruptive to our business.

GHIL may have Minority Shareholders after the acquisition and they may not be supportive of our goals and business plan.

There are minority shareholders representing approximately 33% of the shares of GHIL who have filed a Corporate Law Board Petition (see Litigation). We anticipate being able to purchase such shares after the closing of the acquisition of GHIL. If that sale is not consummated as contemplated, they may limit GHIL’s ability to execute its business plan or otherwise hinder GHIL.

GHIL faces intense competition in the Indian infrastructure industry.

GHIL currently has competition from international as well as domestic companies that operate at the national level. Smaller localized companies are also competing in their respective regions.

GHIL’s operations are sensitive to weather conditions.

GHIL’s business activities in India could be materially and adversely affected by severe weather conditions. Severe weather conditions will have an impact on the demand of GHIL’s products and may further prevent GHIL from receiving raw materials at GHIL’s plant site and delivering finished goods to customers in accordance with agreements or generally reduce GHIL’s productivity. Difficult working conditions and extremely high temperatures also adversely affect the operations of GHIL during summer months and during monsoon season, which diminish or restrict its ability to carry on GHIL’s steelmaking activities and fully utilize its resources.

The revenue recorded in the first half of our fiscal year between April and September is traditionally lower than revenue recorded during the second half of GHIL’s fiscal year due to the weather conditions in general and the monsoon season in particular. During periods of curtailed activity due to adverse weather conditions, GHIL may continue to incur operating expenses, reducing profitability.

GHIL has to renew, maintain or obtain statutory and regulatory permits and licenses as required to operate its business and any delay or inability to obtain the same may have an adverse impact on its business.

Being in the manufacturing business, GHIL requires several statutory and regulatory permits, licenses and approvals to operate its business. Many of these approvals are granted for fixed periods of time and need renewal from time to time. GHIL is required to renew such permits, licenses and approvals. There can be no assurance that the relevant authorities will issue any of such permits or approvals in time or at all. Further, these permits, licenses and approvals are subject to several conditions, and GHIL cannot assure that it will be able to continuously meet such conditions or be able to prove compliance with such conditions to statutory authorities, and this may lead to cancellation, revocation or suspension of relevant permits/licenses/approvals. Failure by GHIL to renew, maintain or obtain the required permits, licenses or approvals, or cancellation, suspension or revocation of any of its permits, licenses or approvals may result in the interruption of its operations. If GHIL fails to obtain within the prescribed time, if any, the aforesaid approvals, GHIL’s ability to carry on business may be materially affected, GHIL and its officers may be subject to fines and prosecution under relevant legislations, and consequently GHIL’s turnover and profitability may be adversely affected.

Under-utilization of capacity of our present or proposed manufacturing facilities may adversely reduce our profitability.

GHIL currently has manufacturing facilities and is further incurring significant capital expenditure pursuant to the same, and it cannot be assured that we shall be able to completely utilize these production capacities. Use of production capacity is subject to several variables like availability of raw material, power, water, proper working of machinery, orders on hand and working capital. It cannot be assured that GHIL will be able to utilize our existing or proposed manufacturing facilities to their full capacity or up to an optimum capacity, and non utilization of the same may lead to loss of profits or can result in losses.

GHIL is availing itself of certain excise and sales tax exemption, which may not be available to GHIL in the future.

GHIL is availing itself of certain excise tax, and sales tax exemption under the Kutch Incentive Scheme, 2001 for Economic Development of Kutch District, Gujarat. The economic activities in the district of Kutch came to a standstill on account of the devastating earthquake on January 26, 2001. The Government of India has announced the excise duty exemption for new industries to promote large-scale investment in the district. The excise duty exemption will be available till July 7, 2010.

Similarly, the State Government has also announced a program for sales tax benefits to companies having manufacturing facilities in Gujarat district. In accordance with and subject to the provisions of the Government of Gujarat in Industries & Mines Department, Government Resolution No. INC-10200-903-1 dated September 11, 2001 and as amended December 11, 2001, GHIL is entitled to purchase the raw materials, packing materials and all the processing materials utilized for the purpose of manufacturing goods, without the payment of sales tax. In addition, GHIL will also be entitled for sales tax exemption on sales of finished goods, intermediates, by-products, waste & scrap produced by it at the rate of 100% for a period of seven years ending July, 2010 up to the eligible limit, i.e. INR 627.50 million.

GHIL’s indebtedness and the conditions and restrictions imposed by GHIL’s financing agreements could restrict our ability to conduct our business and operations.

GHIL has an aggregate of INR 837,812,018 (US$18,036,857, based on conversion as of September 30, 2008) outstanding under secured loans from various banks. Most of GHIL’s loans are secured by way of mortgage of fixed assets and hypothecation of current assets both present and future. In case we are not able to pay our dues in time, the same may adversely impact our result of operations. In addition to the above, our financing arrangements also include conditions and covenants that require us to obtain consents of our lenders prior to carrying out certain activities and entering into certain transactions. Failure to obtain such consents can have significant consequences on our capacity to expand and it can adversely impact our results of operations.

GHIL has applied for approximately an additional $7.5 million in working capital loans, which it has not yet received approval for. In the event that such loans are approved, GHIL may take out such loans prior to the consummation of the acquisition, resulting in GHIL having additional debt on its books.

GHIL has entered into certain related party transactions.

GHIL has entered into certain related party transactions with our promoters, Directors, promoters’ affiliated entities and key managerial personnel. For further details, please refer to the section titled “Financial Statements” on page F-1. It is possible that, due to conflicts of interests inherent in such types of transactions, such transactions are not on terms as favorable as GHIL would have received from an independent third party.

GHIL’s loan agreements contain several restrictive terms and covenants

In respect of various agreements entered into by GHIL with the lenders and sanction letters issued by our lenders to GHIL, GHIL is bound by certain restrictive covenants regarding capital structure and other restrictive covenants. As per the loan agreements and sanction letters, GHIL is required to obtain written consent from the lenders, for amongst others things, formulation of any scheme of amalgamation or reconstruction; effecting any change in GHIL’s capital structure; undertaking any new project; implementation of any scheme of expansion other than incurring routine capital expenditures; or enter into any allied line of business or manufacture; or acquisition of fixed assets except those indicated in the funds flow statements submitted to the lender from time to time and approved by the lender; investing by way of share capital in or lend or advance funds to or place deposits with any other concern; other corporate bodies; entering into borrowing arrangements either secured or unsecured with any other bank; financial institution; accept deposits apart from the arrangements approved by the lender; undertaking guarantee obligation on behalf of any other concerns or company; declaration of dividend for any year; make any drastic change in the management set-up; prior consent for changes in memorandum of association or articles of association; obtaining a mortgage; charge; lien or encumbrance of any kind other than the existing charges; dealing or selling the mortgaged property and hypothecated goods and property; cannot remove the plant & machinery attached to the mortgaged premises; removing or dismantling any of the assets to be comprised in the said compound or release of any of the book debts; allowing any receiver to be appointed of the properties hypothecated and mortgage; enlarging the trading or manufacturing activities; entering into any lease or purchase agreement without satisfying themselves about the financial capacity of the lessees/purchasers; use of certain funds.

GHIL has an unsecured loan, which is repayable on demand.

GHIL has an unsecured loan of INR 43,399,090 (US$934,318, based on conversion as of September 30, 2008) which is repayable on demand. If payment on such loan were demanded, GHIL might not have sufficient funds to pay it and GHIL would be in default under the loan document.

GHIL’s manufacturing activities are dependent upon availability of skilled and unskilled labor. Further, GHIL relies on contract labor for the performance of many of its operations.

GHIL’s manufacturing activities are relatively labor intensive and dependent on availability of skilled and unskilled labor in large numbers. Large labor intensive operations call for good monitoring and maintenance of cordial relations. Non-availability of labor and/or any disputes between the labor and the management may affect GHIL’s business operations. Further, GHIL relies on contractors who engage on-site laborers for performance of many of its unskilled operations. The scarcity or unavailability of Contract laborers may affect GHIL’s operations and financial performance.

GHIL’s employees may unionize in the future.

As of September 30, 2008, GHIL’s employees are not represented by any labor union and currently GHIL has not faced any union related problem. However, GHIL’s employees may unionize in future. In that case, there may be restrictions on the flexibility of GHIL’s labor policies and GHIL may face the risks of strike, agitation and work stoppages, which in turn may affect GHIL’s operations.

GHIL’s success depends upon its ability to manage the growth of the business.

GHIL has experienced growth in its business in past few years. However, such growth will create pressure on management and other resources for future performances. Any inability on GHIL’s part to address the challenges associated with expansion/new projects such as GHIL’s may adversely affect prospects of GHIL. Further, any inability on GHIL’s part to generate orders for the expanded capacities may adversely affect GHIL’s growth prospects.

The success of GHIL’s business is highly dependent upon its ability to implement its growth strategies.

GHIL’s ability to sustain its growth depends, in a large part, on its ability:

•	To augment financial resources for additional capacities at competitive terms and conditions;
•	To complete capacity expansion/new projects without time and cost overrun;
•	To retain and motivate key management personnel;
•	To design and implement strong internal control systems; and
•	To control costs.

GHIL’s inability to efficiently handle the abovementioned challenges may affect its business prospects, results of operations and financial condition.

The projected increase in GHIL’s revenues is in large part dependent upon completing the expansion of its plant.

If funds are not sufficiently available or are delayed, GHIL’s ability to complete its plant expansion will be adversely affected and its projections may not be met as scheduled.

If GHIL fails to comply with environmental laws and regulations or face environmental litigation, GHIL’s profitability may be adversely affected.

GHIL may incur substantial costs to comply with requirements of environmental laws and regulations. In addition, GHIL may discover currently unknown environmental problems or conditions. GHIL is subject to significant national and state environmental laws and regulations, which govern the discharge, emission, storage, handling and disposal of a variety of substances that may be used in or result from GHIL’s operations. Environmental laws and regulations in India are becoming increasingly stringent and it is possible that they will become significantly stringent in the future. In addition, failure to comply with environmental laws may result in assessment of penalties and fines against us by regulatory authorities. The commencement of environmental actions against GHIL or the imposition of any penalties or fines on GHIL as a result thereof could result in significant expenses for GHIL.

Changes in the conversion rate between the U.S. dollar and Indian rupee, may adversely affect the value of GAC’s investment.

The exchange rate between the Indian rupee and the U.S. dollar has changed substantially in the last two decades and may fluctuate substantially in the future. Between January 1, 2007 and June 30, 2008, the noon buying rate of the Federal Reserve Bank of New York has fluctuated from a high of 44.49 rupees per dollar on 11 January, 2007 to a low of 38.48 rupees per dollar on 9 October, 2007. As of June 30, 2008, the rate was 42.93 rupees per dollar and on September 30, 2008, the rate was 46.45 rupees per dollar. Any decline in value of the U.S. dollar against the Indian rupee will decrease the US$-converted value of the rupee earnings generated by GHIL.

If the Acquisition’s benefits do not meet the expectations of financial or industry analysts, the market price of our common stock may decline.

The market price of our common stock may decline as a result of the acquisition if:

•	we do not achieve the perceived benefits of the acquisition as rapidly as, or to the extent anticipated by, financial or industry analysts; or
•	the effect of the acquisition on our financial statements is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of a decreasing stock price.

If GAC is unable to consummate the acquisition by February 12, 2009, GAC will be forced to liquidate.

If GAC does not effect a business combination by February 12, 2009, GAC will dissolve and promptly distribute only to its public stockholders the amount in GAC’s trust account inclusive of the $2,070,000 attributable to the underwriters’ non-accountable expense allowance, plus any remaining net assets. If GAC is unable to consummate the Acquisition, GAC does not believe that it will be able to effect another business combination by February 12, 2009.

GAC’s directors may have certain conflicts in determining to recommend the acquisition of GHIL, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a stockholder.

GAC’s management and directors have interests in and arising from the acquisition of GHIL that are different from, or in addition to, your interests as a stockholder, which could result in a real or perceived conflict of interest. These interests include the fact that certain of the shares of common stock owned by GAC’s management and directors, or their affiliates and associates, would become worthless if the Acquisition Proposal is not approved and GAC otherwise fails to consummate a business combination prior to its liquidation date and that GAC’s chairman of the board is entitled to receive additional shares of common stock if GAC consummates a business combination prior to its liquidation date.

GAC has not had operations, and GHIL has not operated as a US public company. Fulfilling our obligations incident to being a US public company after completing the Acquisition Proposal will be expensive and time consuming.

Although GAC has maintained disclosure controls and procedures and internal control over financial reporting as required under the Federal securities laws with respect to its very limited activities, GAC has not been required to maintain and establish such disclosure controls and procedures and internal control as will be required with respect to operating GHIL, which has substantial operations. Under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC, GAC will need to implement additional corporate governance practices and adhere to a variety of reporting requirements and complex accounting rules. Compliance with these obligations will require increased management and could result in delays if we cannot implement appropriate systems and controls in a timely manner or recruit individuals with the requisite experience and technical accounting knowledge in India.

Compliance with Foreign Corrupt Practices Act could subject us to penalties and other adverse consequences.

The post-acquisition company will be subject to the United States Foreign Corrupt Practices Act, which generally prohibits United States public companies from engaging in bribery of or other prohibited payments to foreign officials to obtain or retain business. While we will take precautions to educate the employees of our subsidiaries of the Foreign Corrupt Practices Act, there can be no assurance that GHIL or the employees or agents of its subsidiaries will not engage in such conduct, for which GHIL might be held responsible. GHIL could suffer penalties that may have a material adverse effect on its business, financial condition and results of operations.

FORWARD-LOOKING STATEMENTS

Some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” will,” “should,” “believes,” “expects,” “intends,” “anticipates,” “thinks,” “plans,” “estimates,” “seeks,” “predicts,” “potential” or similar words or the negative of these words or other variations on these words or comparable terminology. You should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or financial conditions or state or other forward looking information.

While we believe it is important to communicate our expectations to our stockholders, there may be events in the future that we are not able to accurately predict or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in our forward-looking statements, including among other things:

The number of our stockholders who convert their shares in connection with the vote on the business combination with GHIL.

Competition in the steel industry.

Legislation by the government of India.

General economic conditions and the Indian growth rates.

Our ability to produce and operate successfully.

You should be aware that the occurrence of the events described in these risk factors and elsewhere in this proxy statement could have a material adverse effect on our business, financial condition and results of operations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to us or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the proposals described in this proxy statement, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on us.

OUR SPECIAL MEETING

GAC is furnishing this proxy statement to you as part of the solicitation of proxies by its board of directors for use at the special meeting in connection with the acquisition of GHIL and related matters. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

We will hold the special meeting at 10:00 a.m., Eastern Time on February 11, 2009 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 to vote on the Acquisition Proposal.

Purpose of the Special Meeting

At the special meeting, we are asking holders of GAC common stock to:

(1)	To approve the acquisition of approximately 51.6% Global Hi-Tech Industries Limited (“GHIL”) by Geneva Acquisition Corporation (“GAC”) for (i) 1,289,262 shares of GAC common stock (valued at $7,606,646, based on Geneva’s stock price on November 21, 2008), (ii) the future delivery of a pro rata portion of up to 1,000,000 shares of GAC common stock to be issued subject to a condition precedent (valued at $5,900,000 based on the closing price of the common stock on November 21, 2008), and (iii) approximately $6 million (it is estimated that GHIL will have up to $18 million in long term debt at the closing);
(2)	amend GAC’s Certificate of Incorporation to change GAC’s corporate name to India Steel & Metals Corporation;
(3)	amend GAC’s Certificate of Incorporation to give GAC perpetual life;
(4)	amend GAC’s Certificate of Incorporation to remove those provisions regarding certain procedural and approval requirements applicable to GAC prior to the consummation of a business combination that will no longer be operative upon consummation of the acquisition; and
(5)	approve any adjournments or postponements of the special meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies.

Recommendation of the GAC Board of Directors

The GAC board of directors:

•	has unanimously determined that the proposal to acquire an approximately 51.6% interest in GHIL is fair to and in the best interests of GAC and its stockholders;
•	has unanimously determined that the aggregate fair market value of the approximately 51.6% initial interest in GHIL will exceed 80% of the value of our net assets at the time of the acquisition;
•	has unanimously approved and declared advisable the acquisition proposal, the amendments to GAC’s certificate of incorporation, and the adjournment proposal. The Board of Directors unanimously recommends that GAC common stockholders vote “FOR” each of the proposals specified above.

Record Date

The record date for the special meeting is January 23, 2009. Record holders of GAC’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 14,000,000 shares of GAC’s common stock outstanding.

When voting on the Acquisition Proposal and all other proposals at the special meeting, you will have one vote for each share of GAC common stock that you owned at the close of business on the record date.

GAC’s issued and outstanding warrants do not have voting rights and record holders of GAC’s warrants will not be entitled to vote at the special meeting.

Voting Your Shares

Each share of GAC’s common stock that you owned at the close of business on the record date entitles you to one vote. Your proxy card shows the number of shares of GAC’s common stock that you own.

There are three ways to vote your shares of GAC’s common stock at the special meeting:

•	You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by GAC’s board, “FOR” each of the proposals specified above.
•	You can attend the special meeting and vote in person. GAC will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Who Can Answer your Questions About Voting Your Shares

If you have questions about the acquisition, you may write, fax, or call GAC’s Corporate Secretary, Thomas Hancock, at Geneva Acquisition Corporation, 400 Crown Colony Drive, Suite 104, Quincy MA 02169, Phone (617) 933 7100, and Fax (617) 472-3531.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the proposals specified above and no additional matters may be presented at the special meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

You may send another proxy card with a later date,

You may notify our Corporate Secretary, in writing before the special meeting that you have revoked your proxy, with such written notification addressed to GAC’s Corporate Secretary, Thomas Hancock, at Geneva Acquisition Corporation, 400 Crown Colony Drive, Suite 104, Quincy MA 02169.

You may attend the special meeting, revoke your proxy and vote in person.

Vote Required

The affirmative vote of a majority of the shares of common stock, issued in our initial public offering, that are present in person, or by proxy, and entitled to vote at the meeting is required to approve the acquisition of GHIL. The affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting is required to approve the adjournment proposal. The affirmative vote of a majority of GAC’s outstanding shares of common stock is required to approve the proposals relating to the amendments to GAC’s Certificate of Incorporation. In connection with the vote on the business combination, all of Geneva’s initial stockholders, including all of Geneva’s officers and directors, have agreed to vote the shares of common stock owned by them in accordance with the majority of the shares of common stock voted by the public stockholders. Geneva’s initial stockholders may vote as they wish on all other matters brought at the meeting. To the knowledge of Geneva, no other stockholder has agreed to vote in favor of the proposed acquisition.

GAC’s and GHIL’s Efforts to Secure Approval of the Business Combination

In addition to hiring Morrow & Company, LLC to solicit shareholder votes, GAC has retained an investor relations firm, The Equity Group, Inc., to help it prepare press releases and presentations relating to GHIL’s business. The Equity Group, Inc. has also assisted GAC with the preparation of stockholder presentations. GAC will file with the SEC a presentation that will be made to current and potential GAC stockholders to inform them about GHIL in hopes that they will vote to approve the business combination or purchase GAC securities in the public markets. Members of GHIL’s management team are expected to be involved in giving the presentation about GHIL. Neither GAC nor its consultants or affiliates have offered any shareholder any form of consideration for any shareholder’s promise to approve the proposed business combination.

In addition, GAC, GHIL or their respective affiliates may purchase shares from GAC’s public stockholders after the date that we mail this proxy statement to stockholders. In the event that any purchases of GAC’s common stock are made by GAC, GHIL or affiliates of either of them after the mailing of this proxy statement to stockholders but prior to the stockholder’s meeting, GAC will file a Current Report on Form 8-K relating to such purchases within four business days of such purchases or otherwise prior to the stockholder’s meeting. In the event that members of the management team of GAC purchases GAC stock, such purchasers will also be required to make beneficial ownership filings with the SEC.

In the event that purchases are made in privately negotiated transactions, the purchasing parties may aim to purchase shares from stockholders who would otherwise have voted against the transaction and elected to convert their shares for a portion of the trust account. It is likely, since stockholders of a public company do not usually announce how they intend to vote on a matter applicable to the company of which they are a stockholder, that the general public will not know how the holder of the shares purchased would have voted. Shares could also be purchased in the open market, but such open market purchases would not be directed to be purchases from stockholders who intended to vote against the transaction. Any prior purchases and any future purchases would have the effect of making it more likely that the transaction would be consummated. Any shares of GAC’s common stock purchased by GAC’s affiliates, by agreement with GAC, would be voted in favor of the transaction with GHIL. This would have the effect of reducing the number of other public stockholders of GAC that would have to vote in favor of the transaction. The management team would not be able to convert any shares that they purchased but would be able to receive liquidation distributions (unlike the shares of GAC owned by them from pre-initial public offering purchases for which the GAC management team did waive liquidation distributions) for such shares in the event that the transaction with GHIL was not consummated and GAC was forced to liquidate.

Abstentions and Broker Non-Votes

AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL TO ACQUIRE GHIL, AND A FAILURE TO SEND IN A PROXY CARD OR OTHERWISE VOTE WILL HAVE NO EFFECT ON THE OUTCOME OF THE PROPOSAL. ONLY STOCKHOLDERS WHO VOTE AGAINST THE PROPOSAL TO ACQUIRE GHIL MAY ELECT TO CONVERT THEIR SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF OUR INITIAL PUBLIC OFFERING ARE HELD. AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSALS TO AMEND GAC’S CERTIFICATE OF INCORPORATION. AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL TO ADJOURN. A FAILURE TO VOTE WILL HAVE NO EFFECT ON THE OUTCOME OF THE PROPOSAL TO ADJOURN THE MEETING.

If you send in a proxy card but do not provide direction as to how to vote your shares, they will be voted in favor of the proposals.

If your broker holds your shares in its name and you do not give the broker voting instructions, your broker may not vote your shares. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Broker non-votes will be treated as shares not entitled to vote at the special meeting, and, therefore, will have no impact on the acquisition proposal and the adjournment proposal and will act as a vote against the proposals to amend GAC’s certificate of incorporation. A broker non-vote will not entitle you to demand conversion of your shares into a pro rata portion of the trust account if the proposal to acquire GHIL is approved.

To exercise your conversion rights as a stockholder, you must affirmatively elect to convert your shares by checking the appropriate box, or directing your broker to check the appropriate box, on the proxy card and ensure that the proxy card is delivered prior to the special meeting.

Conversion Rights

Any stockholder holding shares of common stock issued in our initial public offering who votes against the acquisition of GHIL may, at the same time or at any time before the special meeting, demand that GAC convert his, her or its shares into a pro rata portion of the trust account. If so demanded, GAC will convert these shares into a pro rata portion of funds held in a trust account, provided that the acquisition is consummated. If the holders of 2,298,850 or more shares vote against the acquisition of GHIL and demand conversion of their shares into a pro rata portion of the trust account, GAC will not be able to consummate the acquisition of GHIL.

A demand to convert must be made in writing to GAC or its proxy solicitor and must be received by GAC or its proxy solicitor prior to or at the special meeting. If properly demanded, GAC will convert each share of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of GAC’s initial public offering are held (approximately $5.96 per share net of amounts that can be withdrawn from the trust for estimated taxes and the remaining balance that can be withdrawn for working capital as of September 30, 2008), plus all interest earned thereon. If you exercise your conversion rights, then you will be exchanging your shares of GAC common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the effective time of the acquisition and then tender your stock certificate to GAC. If the transactions contemplated by this proxy statement are not completed, then these shares will not be converted into cash at this time. Shares that are not voted or are broker non-voted or where the stockholder abstains from voting shall not in any event be eligible to be converted into cash upon completion of the transactions contemplated by the Acquisition Proposal. The transactions contemplated by the Acquisition Proposal will not be consummated if the holders of 20% or more of the shares of common stock issued in GAC’s initial public offering exercise their conversion rights.

Based on the amount of cash held in the trust account as of September 30, 2008, including interest accrued as of that date, you will be entitled to convert each share of common stock that you hold into approximately $5.96 (net of estimated taxes and the remaining balance available for working capital).

The closing price of our common stock on January 26, 2009, the most recent trading day practicable before the printing of this proxy statement, was $5.89. Prior to exercising conversion rights, stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights.

Solicitation Costs

GAC is soliciting proxies on behalf of its board of directors. GAC will pay the cost of soliciting proxies. This solicitation is being made by mail but also may be made by telephone or in person. GAC and its directors and officers may also solicit proxies in person, by telephone or by other electronic means. These persons will not be paid for doing this, other than the salaries they might otherwise receive.

GAC has retained Morrow & Company, LLC for an estimated fee of $12,500 plus out of pocket expenses, to assist in distributing proxy materials and soliciting proxies.

GAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy statement materials to their principals and to obtain their authority to execute proxies and voting instructions. GAC will reimburse them for their reasonable out-of-pocket expenses.

Stock Ownership of Management

At the close of business on the record date, GAC’s founders, past and present executive officers, directors and advisors beneficially owned and were entitled to vote, in the aggregate, 2,750,000 shares of GAC, representing around 19.6% of the outstanding shares of common stock. As of January 26, 2009, these shares had a market value of approximately $16,197,500 based on GAC’s common stock price of $5.89 per share.

For information on beneficial ownership of our common stock by executive officers, directors and 5% stockholders, see “Beneficial Ownership of Securities.”

Beneficial Ownership of Securities

The following table sets forth information regarding the beneficial ownership of our common stock as of January 23, 2009:

•	Each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	Each of our executive officers, directors and our special advisors; and
•	All of our officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, which is based upon 14,000,000 shares of common stock outstanding as of January 23, 2009, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name	Shares	Percentage (%)
James E. McGrath(1)	610,945	4.4%
John F. Rousseau Jr.(2)	473,052	3.4%
Gregory F. Zaic(3)	275,786	2.0%
Thomas E. Hancock(4)	274,769	2.0%
Sidney Braginsky	60,000	*
Vincent T. Pica II(5)	705,679	5.0%
Hardwick Simmons	60,000	*
Edwin Snape(6)	274,769	2.0%
All Directors and Officers as a group (8 individuals)	2,735,001	19.6%
Fir Tree(7) Sapling, LLC Fir Tree Capital Opportunity Master Fund, L.P.	1,235,000	8.8%
HBK Investments L.P.(8) HBK Services LLC	1,136,450	8.1%
Loeb Arbitrage Management, LLC(10) Loeb Arbitrage Fund Loeb Offshore Fund Ltd. Loeb Marathon Fund LP Loeb Marathon Offshore Fund Ltd.	1,060,962	7.57%
Adage Capital Partners, L.P.(10) Adage Capital Partners GP, L.L.C. Adage Capital Advisors, L.L.C. Phillip Gross Robert Atchinson	961,000	6.9%

Name	Shares	Percentage (%)
Highbridge International LLC(11) Highbridge Fixed Income Opportunity Master Fund, L.P. Highbridge Fixed Income Opportunity Institutional Fund, Ltd. Highbridge Capital Management, LLC Glenn Dubin Henry Swieca	927,000	6.6%
David M. Knott;(12) Dorset Management Corporation	925,000	6.6%
President and Fellows of Harvard College(13)	830,100	5.9%
QVT Financial L.P.(14) QVT Financial GP LLC	711,400	5.1%

*	Less than 1%.
(1)	Includes 607,000 shares held individually by Mr. McGrath and 3,945 shares held by Danbury Management Company, LLC, with respect to which Mr. McGrath possesses voting and dispositive authority.
(2)	Includes 470,000 shares held individually by Mr. Rousseau and 3,052 shares held by Danbury Management Company, LLC, with respect to which Mr. Rousseau possesses voting and dispositive authority.
(3)	Includes 274,000 shares held individually by Mr. Zaic and 1,786 shares held by Danbury Management Company, LLC, with respect to which Mr. Zaic possesses voting and dispositive authority.
(4)	Includes 273,000 shares held individually by Mr. Hancock and 1,769 shares held by Danbury Management Company, LLC, with respect to which Mr. Hancock possesses voting and dispositive authority.
(5)	Includes 413,000 shares held individually by Mr. Pica, 250,000 shares purchased in the IPO by Mr. Pica, 2,679 shares held by Danbury Management Company, LLC, with respect to which Mr. Pica possesses voting and dispositive authority, and 40,000 shares held by Maruna Partners, LLC, with respect to which Mr. Pica possesses voting and dispositive authority. Mr. Pica is the sole manager of Maruna Partners LLC, and has sole dispositive and voting power of the shares of the Company held by Maruna Partners, LLC. Mr. Pica has no ownership interest in Maruna Partners, LLC. The ownership interests in Maruna Partners, LLC are held by David J. Weisberger, Leland B. Paton, Dear Family Partnership LP, Theodore J. Leonsis, Robert Pittman, Norman Epstein, Chasecore LP, Greene Family Trust, Sayanta Basu, Midway Capital Partners LLC, Mohammed Aboulla AL Gergawi, and Soud B A’Alawy.
(6)	Includes 273,000 shares held individually by Dr, Snape and 1,769 shares held by Danbury Management Company, LLC, with respect to which Dr. Snape possesses voting and dispositive authority.
(7)	Derived from a Schedule 13G filed by the beneficial holder on February 14, 2008. Sapling and Fir Tree Capital Opportunity are the beneficial owners of 982,070 shares of Common Stock and 252,930 shares of Common Stock, respectively. Fir Tree may be deemed to beneficially own the shares of Common Stock held by Sapling and Fir Tree Capital Opportunity as a result of being the investment manager of Sapling and Fir Tree Capital Opportunity. Fir Tree may be deemed to be controlled by Jeffrey Tanenbaum. The address of the beneficial holder is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.
(8)	Derived from a Schedule 13G filed by the beneficial holder on February 5, 2008. Jamiel A. Akhtar, Richard L. Booth, David C. Haley, Lawrence H. Lebowitz, and William E. Rose are each managing members (collectively, the “Members”) of HBK Management LLC. The address of the beneficial holder is 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(9)	Derived from a Schedule 13D filed by the beneficial holders on January 6, 2009. Loeb Arbitrage Fund (“LAF”) is a New York limited partnership. Loeb Marathon Fund LP (“LMF”) is a Delaware limited partnership. Loeb Arbitrage Management LLC (“LAM”), a Delaware limited liability company and registered investment adviser, is the investment manager of LAF and LMF. LAM’s President and Chief Operating Officer is Robert E. Enslein, Jr. The other officers include Thomas L. Kempner, Chairman of the Board; Gideon J. King, Chief Executive Officer; Michael S. Emanuel, Senior Vice President and Secretary; and David S. Hampson, Chief Financial Officer. Loeb Offshore Fund, Ltd. (“LOF”) and Loeb Marathon Offshore Fund, Ltd. (“LMOF”) are each a Cayman Islands exempted company. Loeb Offshore Management, LLC (“LOM”) is a Delaware limited liability company, a registered investment adviser and is wholly owned by Loeb Holding Corporation. It is the investment adviser of LOF and LMOF. Gideon J. King and Thomas L. Kempner are Directors of LOF and LMOF and Managers of LOM. LAM and LOM jointly do business as Loeb Capital Management. Loeb Holding Corporation (“LHC”), a Maryland corporation, is the sole stockholder of LAM and LOM. Thomas L. Kempner is the President, Chief Executive Officer, director and majority stockholder of LHC. Bruce L. Lev, Norman N. Mintz and Peter A. Tcherepnine are also directors. The address of each entity is 61 Broadway, New York, New York 10006.
(10)	Derived from a Schedule 13G filed by the beneficial holder on March 17, 2008. Messrs. Atchinson and Gross have shared power to vote the Common Stock beneficially owned by the entities listed with them. The address of the beneficial holder is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.
(11)	Derived from a Schedule 13G filed by the beneficial holder on February 13, 2007. Highbridge Capital Management, LLC is the trading manager of Highbridge International LLC, Highbridge Fixed Income Opportunity Master Fund, L.P. and Highbridge Fixed Income Opportunity Institutional Fund, Ltd. Glenn Dubin is the Chief Executive Officer of Highbridge Capital Management, LLC. Henry Swieca is the Chief Investment Officer of Highbridge Capital Management, LLC. The foregoing should not be construed in and of itself as an admission by any Reporting Person as to beneficial ownership of Common Stock owned by another Reporting Person. In addition, each of Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca disclaims beneficial ownership of the shares of Common Stock held by Highbridge International LLC, Highbridge Fixed Income Opportunity Master Fund, L.P. and Highbridge Fixed Income Opportunity Institutional Fund, Ltd. The address of the beneficial holder is c/o Highbridge Capital Management, LLC, 9 West 57th Street, 27th Floor, New York, New York 10019.
(12)	Derived from a Schedule 13G filed by the beneficial holder on February 13, 2008. Of the aggregate number of shares of the Common Stock reported in this Schedule 13G, 185,000 shares are owned by Ostra Capital Partners, L.P. (“Ostra”). The general partner of Ostra is Ostra GP, LLC, and the manager of Ostra GP, LLC is an individual named Richard Murawczyk. Mr. Murawczyk is employed by one or more entities controlled by David M. Knott and Mr. Murawczyk and David M. Knott have entered into an agreement with respect to security investments by Ostra. David M. Knott does not have any power to vote or direct the vote or dispose or direct the disposition of the Ostra Shares. The address of the beneficial holder is 485 Underhill Boulevard, Suite 205, Syosset, New York 11791.
(13)	Derived from a Schedule 13G filed by the beneficial holder on February 14, 2008. The address of the beneficial holder is c/o Harvard Management Company, Inc., 600 Atlantic Avenue, Boston, MA 02210.
(14)	Derived from a Schedule 13G filed by the beneficial holder on January 31, 2008. QVT Financial LP (“QVT Financial”) is the investment manager for QVT Fund LP (the “Fund”), which beneficially owns 567,557 shares of Common Stock, and for Quintessence Fund L.P. (“Quintessence”), which beneficially owns 63,270 shares of Common Stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 80,573 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the Common Stock held by the Fund, Quintessence and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 711,400 shares of Common Stock, consisting of the shares owned by the Fund and Quintessence and the shares held in the Separate Account. The address of the beneficial holder is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036.

SECURITY OWNERSHIP OF THE COMBINED COMPANY AFTER THE ACQUISITION

The following table sets forth information with respect to the beneficial ownership of the combined company’s common stock immediately after the consummation of the acquisition by each person who is known by Geneva to beneficially own more than 5% of Geneva’s common stock, each person who would be considered a named executive officer, each director and all officers and directors as a group.

Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. This table includes in the calculation of beneficial ownership warrants which become exercisable upon closing of the acquisition.

The table below reflects that 1,000,000 shares of GAC common stock owned by the original stockholders of GAC have been canceled. Each of the pre-initial public offering stockholders of GAC have agreed with GAC that that, such shares would be returned to GAC for cancellation upon consummation of the acquisition of GHIL. GAC will not pay any consideration for the shares that are returned to GAC.

Dr. R.C. Krishna, who will be a director of the post-transaction company, has agreed to pay up to $300,000 of expenses in connection with the transaction with GHIL, which will be repayed by the post-transaction company if and only if the transaction with GHIL closes. In addition, Mr. Krishna may receive up to 300,000 shares of GAC common stock from GAC’s pre initial public offering stockholders in certain circumstances if the transaction closes in consideration for paying such expenses prior to the transaction. Because the number of shares to be transferred has not yet been determined, the potential transfer of such shares has not been reflected in the below table.

Name	Shares	Percentage (%)
James E. McGrath(1)	828,492	5.6%
John F. Rousseau Jr.(2)	668,756	4.6%
Gregory F. Zaic(3)	345,427	2.4%
Thomas E. Hancock(4)	342,869	2.4%
Sidney Braginsky	35,990	*
Vincent T. Pica II(5)	3,071,565	18.2%
Hardwick Simmons	35,990	*
Edwin Snape(6)	344,818	2.4
Prakash Rajgarhia(7)	322,316	2.3%
N.P Tekriwal(7)	322,315	2.3%
Ashok Maskara(7)	322,316	2.3%
Mitesh Saraf(7)	322,315	2.3%
Dr. R.C. Krishna	0	0%
Ashwin Belur	0	0%
Vinod Verma	0	0%
Sunil Widge	0	0%
All Directors and Officers as a group (7 individuals)	1,795,439	12.2%
Fir Tree(8) Sapling, LLC Fir Tree Capital Opportunity Master Fund, L.P.	1,235,000	8.6%
HBK Investments L.P. HBK Services LLC(9)	1,136,450	8.0%
Loeb Arbitrage Management, LLC(10) Loeb Arbitrage Fund Loeb Offshore Fund Ltd. Loeb Marathon Fund LP Loeb Marathon Offshore Fund Ltd.	1,060,962	7.42%

Name	Shares	Percentage (%)
Adage Capital Partners, L.P.(11) Adage Capital Partners GP, L.L.C. Adage Capital Advisors, L.L.C. Phillip Gross Robert Atchinson	2,883,000	17.8%
Highbridge International LLC(12) Highbridge Fixed Income Opportunity Master Fund, L.P. Highbridge Fixed Income Opportunity Institutional Fund, Ltd. Highbridge Capital Management, LLC Glenn Dubin Henry Swieca	2,777,500	17.2%
David M. Knott;(13) Dorset Management Corporation	925,000	6.5%
President and Fellows of Harvard College(14)	830,100	5.8%

*	Less than 1%.
(1)	Includes 362,524 shares held individually by Mr. McGrath, warrants to purchase 462,000 shares owned by Mr. McGrath and 3,945 shares held by Danbury Management Company, LLC, with respect to which Mr. McGrath possesses voting and dispositive authority.
(2)	Includes 280,704 shares held individually by Mr. Rousseau, warrants to purchase 385,000 shares owned by Mr. Rousseau and 3,052 shares held by Danbury Management Company, LLC, with respect to which Mr. Rousseau possesses voting and dispositive authority.
(3)	Includes 163,641 shares held individually by Mr. Zaic, warrants to purchase 180,000 shares owned by Mr. Zaic and 1,786 shares held by Danbury Management Company, LLC, with respect to which Mr. Zaic possesses voting and dispositive authority.
(4)	Includes 163,100 shares held individually by Mr. Hancock, warrants to purchase 178,000 shares owned by Mr. Hancock and 1,769 shares held by Danbury Management Company, LLC, with respect to which Mr. Hancock possesses voting and dispositive authority.
(5)	Includes 246,662 shares held individually by Mr. Pica, 250,000 shares purchased in the IPO by Mr. Pica, warrants to purchase 1,702,077 shares owned by Mr. Pica, 2,679 shares held by Danbury Management Company, LLC, with respect to which Mr. Pica possesses voting and dispositive authority, warrants to purchase 846,154 shares owned by Maruna Partners, LLC (with respect to which Mr. Pica possesses voting and dispositive authority) and 23,994 shares held by Maruna Partners, LLC. Mr. Pica is the sole manager of Maruna Partners LLC, and has sole dispositive and voting power of the shares of the Company held by Maruna Partners, LLC. Mr. Pica has no ownership interest in Maruna Partners, LLC. The ownership interests in Maruna Partners, LLC are held by David J. Weisberger, Leland B. Paton, Dear Family Partnership LP, Theodore J. Leonsis, Robert Pittman, Norman Epstein, Chasecore LP, Greene Family Trust, Sayanta Basu, Midway Capital Partners LLC, Mohammed Aboulla AL Gergawi, and Soud B A’Alawy.
(6)	Includes 163,049 shares held individually by Dr. Snape, warrants to purchase 180,000 shares owned by Mr. Snape and 1,769 shares held by Danbury Management Company, LLC, with respect to which Dr. Snape possesses voting and dispositive authority.
(7)	The shares beneficially owned by such persons are owned by Nicolene Limited, of which each of the named persons owns 25%. Voting and dispositive power is shared by all four owners of Nicolene.
(8)	Derived from a Schedule 13G filed by the beneficial holder on February 14, 2008. Sapling and Fir Tree Capital Opportunity are the beneficial owners of 982,070 shares of Common Stock and 252,930 shares of Common Stock, respectively. Fir Tree may be deemed to beneficially own the shares of Common Stock held by Sapling and Fir Tree Capital Opportunity as a result of being the investment manager of Sapling and Fir Tree Capital Opportunity. Fir Tree may be deemed to be controlled by Jeffrey Tanenbaum. The address of the beneficial holder is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.
(9)	Derived from a Schedule 13G filed by the beneficial holder on February 5, 2008. Jamiel A. Akhtar, Richard L. Booth, David C. Haley, Lawrence H. Lebowitz, and William E. Rose are each managing members (collectively, the “Members”) of HBK Management LLC. The address of the beneficial holder is 300 Crescent Court, Suite 700, Dallas, Texas 75201.

(10)	Derived from a Schedule 13D filed by the beneficial holders on January 6, 2009. Loeb Arbitrage Fund (“LAF”) is a New York limited partnership. Loeb Marathon Fund LP (“LMF”) is a Delaware limited partnership. Loeb Arbitrage Management LLC (“LAM”), a Delaware limited liability company and registered investment adviser, is the investment manager of LAF and LMF. LAM’s President and Chief Operating Officer is Robert E. Enslein, Jr. The other officers include Thomas L. Kempner, Chairman of the Board; Gideon J. King, Chief Executive Officer; Michael S. Emanuel, Senior Vice President and Secretary; and David S. Hampson, Chief Financial Officer. Loeb Offshore Fund, Ltd. (“LOF”) and Loeb Marathon Offshore Fund, Ltd. (“LMOF”) are each a Cayman Islands exempted company. Loeb Offshore Management, LLC (“LOM”) is a Delaware limited liability company, a registered investment adviser and is wholly owned by Loeb Holding Corporation. It is the investment adviser of LOF and LMOF. Gideon J. King and Thomas L. Kempner are Directors of LOF and LMOF and Managers of LOM. LAM and LOM jointly do business as Loeb Capital Management. Loeb Holding Corporation (“LHC”), a Maryland corporation, is the sole stockholder of LAM and LOM. Thomas L. Kempner is the President, Chief Executive Officer, director and majority stockholder of LHC. Bruce L. Lev, Norman N. Mintz and Peter A. Tcherepnine are also directors. The address of each entity is 61 Broadway, New York, New York 10006.
(11)	Derived from a Schedule 13G filed by the beneficial holder on March 17, 2008. Messrs. Atchinson and Gross have shared power to vote the Common Stock beneficially owned by the entities listed with them. Amount beneficially owned includes warrants to purchase 1,992,000 shares. The address of the beneficial holder is200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.
(12)	Derived from a Schedule 13G filed by the beneficial holder on February 13, 2007. Highbridge Capital Management, LLC is the trading manager of Highbridge International LLC, Highbridge Fixed Income Opportunity Master Fund, L.P. and Highbridge Fixed Income Opportunity Institutional Fund, Ltd. Glenn Dubin is the Chief Executive Officer of Highbridge Capital Management, LLC. Henry Swieca is the Chief Investment Officer of Highbridge Capital Management, LLC. The foregoing should not be construed in and of itself as an admission by any Reporting Person as to beneficial ownership of Common Stock owned by another Reporting Person. In addition, each of Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca disclaims beneficial ownership of the shares of Common Stock held by Highbridge International LLC, Highbridge Fixed Income Opportunity Master Fund, L.P. and Highbridge Fixed Income Opportunity Institutional Fund, Ltd. Amount beneficially owned includes warrants to purchase 1,850,500 shares. The address of the beneficial holder is c/o Highbridge Capital Management, LLC, 9 West 57th Street, 27th Floor, New York, New York 10019.
(13)	Derived from a Schedule 13G filed by the beneficial holder on February 13, 2008. Of the aggregate number of shares of the Common Stock reported in this Schedule 13G, 185,000 shares are owned by Ostra Capital Partners, L.P. (“Ostra”). The general partner of Ostra is Ostra GP, LLC, and the manager of Ostra GP, LLC is an individual named Richard Murawczyk. Mr. Murawczyk is employed by one or more entities controlled by David M. Knott and Mr. Murawczyk and David M. Knott have entered into an agreement with respect to security investments by Ostra. David M. Knott does not have any power to vote or direct the vote or dispose or direct the disposition of the Ostra Shares. The address of the beneficial holder is 485 Underhill Boulevard, Suite 205, Syosset, New York 11791.
(14)	Derived from a Schedule 13G filed by the beneficial holder on February 14, 2008. The address of the beneficial holder is c/o Harvard Management Company, Inc., 600 Atlantic Avenue, Boston, MA 02210.

PROPOSAL TO ACQUIRE GHIL BY GAC

General

If GAC were acquiring 100% of the issued and outstanding shares of GHIL the consideration paid would consist of (i) 2,500,000 million shares of Geneva stock, (ii) $11.7 million in cash (it is estimated that GHIL will have up to $18 million in long term debt at the closing), (iii) the future delivery of 1,000,000 shares of Geneva common stock if a mining license is obtained, and (iv) the right to receive the earn-outs described below. For reasons pertaining to a preferred Indian tax treatment of the sellers, the transaction has been structured as a multi-stage acquisition whereby the acquisition will be effected through two Mauritius entities set up for this purpose, and a majority interest of approximately 51.6% of GHIL stock (the “Majority Percentage”) will be purchased through those entities at the initial closing (the “Initial Closing”). We expect to, though we cannot guarantee that we will, acquire the balance of the GHIL stock within 30 days after the Initial Closing. You are being asked to vote only on the acquisition of the 51.6% interest in GHIL.

At the Initial Closing, the consideration payable is pro-rated for the 51.6% of shares acquired at the Initial Closing.

The cash and GAC stock payable at the Initial Closing is the product of: (i) the Majority Percentage of GHIL shares actually acquired at the Initial Closing (expected to be 51.6%), and (ii) the sum of $11.7 million and 2,500,000 million shares of Geneva stock, or approximately $6 million and 1,289,262 shares, respectively.

The portion of consideration payable subsequent to the Initial Closing for the remaining outstanding shares of GHIL’s common stock, assuming such shares are acquired, has two components:

(a)	the balance of the $11.7 million cash remaining after the cash paid at the Initial Closing, which balance is to be paid pro rata to the extent the balance of 100% of the ownership of GHIL is acquired (expected to occur within thirty days of the Initial Closing, although the condition permits up to six months to complete); and
(b)	the balance of the 2,500,000 million shares of GAC stock remaining after the shares of GAC stock issued at the Initial Closing, which balance is to be delivered pro rata to Nicolene to the extent that the balance of 100% of the ownership of GHIL is acquired (expected to occur within thirty days of the Initial Closing, although the condition permits up to six months to complete).

In addition to the foregoing acquisition consideration, earn-out shares will be awarded to the Promoters if certain EBITDA (a non-GAAP financial measure) levels are reached over time. The details on the earn-out shares are set forth in the Section below entitled “Proposal to Acquire GHIL by GAC”, but, in summary, up to 1,150,000, 1,830,000, 1,830,000 and 850,000 shares of Geneva common stock can be awarded to the Promoters for reaching specific GHIL EBTIDA levels as of the March year-end fiscal years ending 2010, 2011, 2012, and 2013. All of the earn-out shares will be awarded on a pro-rata basis based upon how the GHIL EBITDA performs relative to a prescribed EBITDA range. The earn-out shares able to be awarded for each fiscal year are deferrable for one additional year if the relevant EBITDA level, if any, is above the prescribed deferral hurdle for such subsequent year.

The documentation to accomplish the foregoing is comprised of a series of agreements, known as the Definitive Agreements, entered into on November 26, 2008, among GAC, the two Mauritius-based entities, Delta Enterprises Limited (“Delta”) and Strategy Holdings Limited (“Strategy”), and the owners of a majority of the shares of GHIL, to purchase a Majority Percentage of GHIL through the two Mauritius-based entities. Delta is a wholly owned subsidiary of Strategy. The acquisition of the Majority Percentage will be executed in two steps:

•	On November 26, 2008, GAC entered into a Stock Purchase Agreement (SPA-GAC) with Strategy and its sole stockholder (which is owned by the Promoters via an intermediary entity), a copy of which is attached hereto, to purchase 100% of the issued and paid up share capital of Strategy. The aggregate consideration is approximately $6 million, 1,289,262 shares of GAC common stock, and the future delivery of 1,000,000 shares of Geneva stock to be issued once GHIL has received a mining license. It is estimated that GHIL will have up to $18 million in long term debt at the closing. The deferred consideration will be subject to an escrow arrangement dependent on the fulfillment of certain specific conditions precedent.
•	On November 26, 2008, Delta entered into a Stock Purchase Agreement (SPA-Delta) with GHIL and the majority stockholders of GHIL, a copy of which is attached hereto, to purchase a majority stake (approximately 51.6%) in GHIL for an aggregate consideration of the Rupee equivalent of $0.5467 per share of GHIL stock, or approximately $6 million. This per share price is calculated on the basis of the pro rata share of aggregate cash consideration payable for 100% of GHIL. The transfer of the cash portion of the consideration and receipt of the GHIL shares by Delta is subject to an Escrow Agreement between Delta, the majority stockholders of GHIL, and Economic Laws Practice, a Mumbai, India-based law firm, as Escrow Agent.

The SPA-Delta and the SPA-GAC comprise the Definitive Agreements through which GAC will initially acquire a Majority Percentage of GHIL through the two Mauritius financial intermediaries, which are owned by Nicolene Limited, a British Virgin Islands corporation (“Nicolene”). Nicolene is currently owned by Mitesh Saraf, but is anticipated to be owned in equal parts by all the Promoters at the time that this transaction closes. Delta was formed under the laws of Mauritius as a company that will hold assets in India. The governments of India and Mauritius have a tax treaty that treats investments routed through Mauritius favorably, including favorable tax treatment of corporate, dividend and capital gains taxes. India also has a Bilateral Protection Agreement with Mauritius (June 2000). It is expected that Delta will hold the shares of GHIL and remain wholly-owned by Strategy, and that Strategy will be wholly-owned by GAC. All the shares being issued by GAC in connection with this transaction will be issued to Nicolene.

Strategy was incorporated, under the laws of Mauritius, on the 6th November 2008 as Category 1 Global Business Company, with the stated purpose of acting as an investment holding company. Strategy owns, as a wholly-owned subsidiary, Delta, also incorporated under the laws of Mauritius, on the 6th November 2008 as a Category 1 Global Business Company with the stated purpose of acting as an investment holding company. (For reference, as required under the Financial Services Act 2007, of Mauritius, Global Business is business that is proposed to be conducted by a resident corporation, and which will conducted outside Mauritius and where the business is conducted in a currency other than the Mauritius rupee. A Category 1 Global Business Company is a company which is managed and controlled from Mauritius. Companies wishing to benefit from the provisions of Double Taxation Agreements can only be incorporated as a Category 1 Global Business Company.)

GAC has structured the acquisition using two Mauritius-based acquisition entities because Mauritius and India have certain tax treaties between them that allow investors from overseas and shareholders within India to avoid double-taxation issues relating to being taxed in India and in other jurisdictions. We believe this structure is advantageous both to GAC if, for example, in the future if GAC sold its ownership stake in GHIL. It also provides advantages today and in the future to the selling shareholders (GAC has been advised that the structure having two Mauritius entities is a better structure in relation to capital gains taxes in India for the selling shareholders).

Approximately 15.7% of the remaining shares of GHIL held directly or indirectly by the majority stockholders of GHIL will also be placed in escrow and may be purchased at GAC’s election post-closing on the same pro-rata terms of cash and Geneva stock (after it the post-transaction company reviews its working capital needs). GAC anticipates that the remaining approximately 32.7% of GHIL owned by minority shareholders of GHIL is expected to be acquired by payment of the same pro-rata terms of cash and GAC common stock within thirty days of the Initial Closing.

On December 27, 2008, majority shareholders of GHIL (the owners of the 51.6% stake in GHIL which is the subject of proposal 1 of this proxy statement) entered into an agreement to purchase the 32.7% stake in GHIL from the minority shareholders, and Delta Enterprises Limited (which GAC will own subsequent to the consummation of the transactions contemplated by proposal 1 to this proxy statement) subsequently has the right to purchase within 120 days from the majority shareholders following the agreement between the majority shareholders and the minority shareholders. Once it controls Delta, GAC intends to acquire this 32.7% stake, subject to obtaining an approval from the competent authorities and the approval by the post-transaction board of directors of GAC in its sole discretion. The aggregate consideration per share to be paid by GAC for the 15.7% interest will be $1.8 million and 392,500 shares of GAC common stock. The aggregate consideration per share to be paid by GAC for the 32.7% interest will be $3.8 million and 817,000 shares of GAC common stock. The cash portion of the consideration will be paid to the stockholders, pro-rata based on their stock ownership, and the share portion will be paid to Nicolene. We anticipate the acquisition of the remaining minority interest in GHIL to occur within 30 days of the closing of the acquisition of the majority interest as described herein.

Delta also has the right to acquire the other 16% of the shares owned by the majority stockholders within 120 days after notification by the majority shareholders that they have purchased the minority 32.7% stake in GHIL.

GAC currently intends to fund these acquisitions from funds currently in the trust account.

Remaining Shareholders

Post-closing, and consistent with an agreement among the remaining shareholders of GHIL and the promoters of GHIL, GAC, through the GAC-Strategy-Delta relationship, intends to purchase the approximately 48.4% shares of GHIL held by the remaining shareholders by payment of cash of approximately $5.6 million and delivery of approximately 1.21 million shares of GAC stock.

In the event that the minority shares are not acquired, GAC will have to account for a minority interest in its financial statements. In addition, under Indian Companies Act, 1956, certain matters including, but not limited to, appointment or removal of a director, adoption of annual accounts, declaration of dividends, sale of the whole or substantially the whole of company's business and incurrence of debt in excess of the company's paid up capital and free reserves, require a simple majority of votes (by show of hands or on a poll, as the case may be) by members, who, being entitled to vote, vote in person or through proxy (where proxy is allowed). These resolutions are called the ordinary resolutions. However, many important corporate activities including but not limited to, alteration of the constitutional documents of a company, preferential issuance of shares to any stockholder over other stockholders or to a third party, winding up of the company and reduction of share capital, require a special resolution being passed which will require that the votes cast in favor of the resolution (by show of hands or poll, as the case may be,) are not less than three times the number of votes, if any, cast against the resolution by members who, being entitled to vote, vote in person or through proxy (where proxy is allowed).

Having only a majority of the shares of GHIL greater than 50%, but less than 75% may restrict our ability to take affirmative actions in respect of those matters which require a special resolution.

The table below names each stockholder of GHIL that owns over 1% of GHIL’s stock and the number of shares and percentage owned by such person.

Name	Number	Percentage	Percentage Remaining After Purchase of 51.6% Interest by GAC
Happy Distributors Pvt Ltd(1)	5,382,500	25.15%	6.89%
Ashiyana Homes Pvt. Ltd.(2)	2,325,000	10.86%	—
Khushboo Goods Pvt Ltd(3)	3,917,500	18.30%	7.62%
Long Range Finance & Leasing Co. Pvt. Ltd.(4)	435,000	2.03%	2.03%
Ashok Kumar Maskara	422,500	1.97%	0.05%
Manju Maskara	420,000	1.96%	—
Chaturang Commercials Pvt. Ltd.	390,000	1.82%	1.82%
Shakuntala Devi Tekriwal	365,000	1.71%	—
Prakash Kumar Rajgaria	350,000	1.64%	—
Narayan Tekriwal	330,000	1.54%	—
Pankaj Tekriwal	325,000	1.52%	—

Name	Number	Percentage	Percentage Remaining After Purchase of 51.6% Interest by GAC
Rohit Maskara	310,000	1.45%	—
Gopal Krishan Agrawal	308,500	1.44%	1.44%
Eastern Synthetics Pvt. Ltd.(4)	290,000	1.35%	1.35%
Proview Dealers Pvt. Ltd.(4)	277,500	1.30%	1.30%
Doyen Marketing Pvt. Ltd.(4)	250,000	1.17%	1.17%
Drake Commercial Pvt. Ltd(4)	250,000	1.17%	1.17%
Software Wizards Ltd.(4)	230,000	1.07%	1.07%
Vikrant Constructions Pvt. Ltd.(4)	215,000	1.00%	1.00%
Other Stockholders	4,609,250	21.54%	21.51%

(1)	Owned by Pritam Tekriwal.
(2)	Owned by Raj Modi.
(3)	Owned by Ashok Maskara.
(4)	Owned by Gopal Krishan Agrawal.

All the shares being issued by GAC in connection with this transaction will be issued to Nicolene Limited, an entity expected, prior to the closing of the transaction with GHIL, to be controlled by the Promoters.

Organizational Structure

Below are diagrams showing the organizational structure of the companies that are party to the proposed transaction prior to the consummation of the transaction and after it has been consummated:

The post-closing diagram assumes that the minority stockholders of GHIL have not yet sold their shares to GAC, that the pre initial public offering stockholders of GAC returned 1,000,000 shares to GAC for cancellation and that no stockholder of GAC elected to redeem the stockholder’s shares.

Stock Purchase Agreement — SPA-GAC

The SPA-GAC allows GAC to purchase a 100% stake of the issued and paid-up share capital of Strategy from Nicolene and has a specific defined aggregate consideration, covenants of the seller, and representations and warranties.

Earn Out Shares

The shares specified as “Earn Out Shares” in Column 4 of the table set forth below against each fiscal year (“FY”) is provided on the assumption that GAC will own the entire issued, allotted and paid up share capital of GHIL. If the shareholding of GHIL is less than 100%, the “Earn Out Shares” specified in the aforesaid column will be pro-rata reduced based upon the percentage of GHIL owned by GAC at the time of the respective calculation The Earn Out Shares for each, will be based on the performances of GHIL from FY 2010 until expiration FY 2013 (“Earn Out Period”), in relation to the relevant benchmark ranges as set out below.

General Principles

If for a relevant FY during the Earn Out Period, GHIL achieves an EBITDA (a non-GAAP financial measure) which is:

•	Less than or equal to the targets specified in Column 2 of the table below as “Low Hurdle”, then no Earn Out Shares shall be issued;.
•	Equal to or greater than the targets specified in Column 3 of the table below as “High Hurdle”, then the entire Earn Out Shares shall be issued.
•	Greater than the targets specified in Column 2 of the table below as “Low Hurdle” but less than the targets specified in Column 3 of the table below “High Hurdle”, then such number of Earn Out Shares will be issued as is calculated in accordance with the formula specified below:

A= Z% of the Earn Out Shares.

Z%= X/Y multiplied by 100

Where A = number of Earn Out Shares to be issued;

Z= the percentage of Earn Out Shares be issued;

X= Difference between the EBITDA achieved in that relevant FY and the EBITDA specified in Column 2 against that FY; and

Y= Difference between the EBITDA specified under Column 3 of the table below and Column 2 of the table below respectively in respect of that FY to which X relates.

For example, for FY 2011, if EBITDA levels of $35 million are reached then 0% of the Earn Out Shares will be awarded, if EBITDA levels of $37.5 million are reached then 50% of the Earn Out Shares will be awarded and if EBITDA levels of $40 million are reached then 100% of the Earn Out Shares will be awarded.

Specific Principles

FY 2010, 2011 and 2012

•	If in the FY 2010, 2011 or 2012, as the case may be, GHIL achieves at least the EBITDA specified in Column 5 of the table below as “Deferral Hurdle”, corresponding to that FY, then the Earn-Out Shares not awarded in FY 2010, 2011 or 2012, as the case may be, (i.e. the difference between the Earn Out Shares for that FY and the number of shares calculated in accordance with the formula specified under the section entitled General Principles above for that FY) (“Non Issued Earn Out Shares”) will be deferred to the following year. Such Non Issued Earn Out Shares will be issued if at least the Deferral Hurdle specified in the respective following year is met.

FY 2013

•	If the EBITDA specified in column 5 is not met in the FY 2012 but the EBITDA specified under Column 3 of this the table below is met in FY 2013, then all Non Issued Earn Out Shares for the FY 2012 will be issued in the FY 2013 along with the Earn Out Shares for the FY 2013.

Also, it should be noted that the Earn Out Shares potentially to be awarded for FY 2010 will be measured over the twelve months ending in that fiscal year. The Earn Out awards for 2011, 2012, and 2013 will all be measured as of the year ending March 31st.

In the event GAC acquires the entire issued, allotted and paid up share capital of GHIL in any FY during the Earn Out Period, then calculation of the entitlement of Earn Out Shares for any of the preceding years, already issued and allotted to the Seller, will be done again based on (i) the principles specified above; and (ii) on the assumption that the revised Earn Out Shares apply to such preceding years. Upon the revised calculation, any additional shares required to be issued will be issued along with the Earn Out Shares of the FY in which such change in shareholding results.

No Earn Out Shares will be issued after the expiration of the Earn Out Period.

Earn Out Shares will be issued within 45 days of determination of EBITDA for a relevant fiscal year.

Year	Low Hurdle	High Hurdle	Earn Out Shares Assuming GAC Owns 100% of GHIL Shares	Earn Out Shares Assuming GAC Owns 51.6% of GHIL Shares	Deferral Hurdle
2010	$20 mm	$25 mm	1,150,000	593,400	$20 mm
2011	$35 mm	$40 mm	1,830,000	944,280	$37.5 mm
2012	$45 mm	$50 mm	1,830,000	944,280	$47 mm
2013	$55 mm	$60 mm	850,000 plus 2012 deferred shares if the High Hurdle is met	438,600 plus 2012 deferred shares if the High Hurdle is met	—

Share Purchase Agreement — SPA-Delta

The SPA-Delta has a specific defined aggregate consideration, conditions precedent, and representations and warranties provided by the majority shareholders of GHIL. The SPA-Delta also allows for an additional 15.7% of GHIL shares to be held in escrow with an option to purchase post-closing in the same manner at the same terms of the Majority Percentage of GHIL shares. The SPA-Delta has specific conditions precedent which we summarize here. These include the majority shareholders of GHIL and the minority shareholders resolving the petition filed with the Company Law Board in India (see Litigation), all required statutory consents and approvals having been received, all required audited financial statements for GHIL by a PCAOB-registered accounting firm having been received for the fiscal years ending March 31, 2006, 2007 and 2008, unaudited comparison of the quarterly financial statements for GHIL as of June 30, 2008 as compared to a year earlier, and unaudited comparison of semi-annual financial statements for GHIL as of September 30, 2008 for GHIL as compared to a year earlier, and a material adverse effect clause.

The representations and warranties provided by the majority shareholders of GHIL include the organization and capital structure of GHIL, solvency, conflicts, financial statements, finance and guarantees, operations before balance sheet date, no undisclosed liabilities, stamp duties, condition of assets, intellectual property and confidential information, title to property, labor law, employee relations and agreements, related party transactions, capital commitments, unusual contracts, and guarantees, power of attorney, and compliance with laws and litigation. These representations and warranties will survive after the Completion Date.

Conditions to the Completion of the Acquisition

The following are the conditions to each party’s obligations under the SPAs:

•	No governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that has the effect of making the acquisition illegal or otherwise prohibiting consummation of the acquisition substantially on the terms contemplated by the SPAs.

•	The GAC stockholders shall have approved the transactions outlined in the Acquisition Proposal and holders of no more than 2,298,850 shares of common stock of GAC issued in GAC’s initial public offering and outstanding immediately before the closing shall not have exercised their rights to convert their shares into a pro rata share of the trust fund.
•	GHIL and its stockholders must have performed in all material respects all obligations that are to be performed by each of them under the SPAs.
•	The representations and warranties of GAC and GHIL must be true and correct in all material respects as of the date of completion of the acquisition.
•	No action, suit or proceeding shall exist that is reasonably likely to prevent the acquisition or cause rescission of the acquisition following closing.
•	GAC shall have obtained all consents, waivers, permits and approvals required in connection with the consummation of the acquisition if failure to obtain the same would be reasonably expected to cause a material adverse effect.
•	There must not have occurred, since the date of the respective SPAs, any material adverse effect with respect to GAC or GHIL.
•	GHIL must have provided to GAC (i) the stockholder list of GHIL (indicating the category of equity participation of residents and non-resident Indians) after the proposed acquisition of shares by GAC; and (ii) a certificate from a chartered accountant indicating the “fair value” of the Shares calculated in accordance with the Guidelines for Valuation of Shares and Fixation of Premia (“Indian Pricing Guidelines”).
•	The current stockholders of GHIL must have obtained written consents from all banks, financial institutions and lenders to GHIL as may be required for change in shareholding of GHIL in form and substance satisfactory to GAC.
•	GHIL must have provided details of the bank accounts of GHIL maintained with the authorized dealer to GAC.
•	Each of GAC’s and GHIL’s obligations to effect the acquisition is subject to the satisfaction or waiver of specified conditions before completion of the Acquisition
•	The minority shareholders of GHIL shall have entered into a binding agreement to sell all of their shares to the Promoters of GHIL at not more than INR 26.1 per share and to release all claims against GHIL upon such sale.

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENT

These unaudited pro forma condensed financial statements are prepared in accordance with the rules and regulations of the SEC. The historical amounts for GAC and GHIL referred to in these unaudited pro forma financial statements are derived from historical financial information prepared in accordance with US GAAP.

The following unaudited pro forma condensed balance sheet combines the historical unaudited balance sheets of GHIL and GAC as of September 30, 2008, giving effect to the acquisition as if it had been consummated on September 30, 2008.

The unaudited pro forma condensed statement of operations for the nine months ended September 30, 2008 combines the historical results of operations of GHIL for the nine months ended September 30, 2008 with the historical condensed unaudited statement of operations of GAC for the nine months period ended September 30, 2008, giving effect to the acquisition as if it had occurred at the beginning of the period presented. For pro forma purposes, GHIL derived its historical information for the nine month results of operations by combining its three months ended March 31, 2008 results of operations with its six months ended September 30, 2008 results of operations.

The unaudited pro forma statement of operations for the fiscal year ended December 31, 2007 combines the historical audited statements of operations of GHIL for the fiscal year ended March 31, 2008 with the historical audited statement of operations of GAC for the year ended December 31, 2007, giving effect to the Acquisition as if it had occurred at the beginning of the period presented.

GHIL’s historical results for the quarter ended March 31, 2008 are included in deriving both the unaudited pro forma financial statements for the year ended December 31, 2007 and nine months ended September 30, 2008. The revenues and net income for GHIL for the quarter ended March 31, 2008 were as follows:

Three Months Ended 31-Mar-08
Revenues	14,761,035
Net Income	473,171

The acquisition will be accounted for as a business combination with GAC as the accounting acquirer pursuant to Statement of Financial Accounting Standards No. 141R, “Business Combinations”. The determination of GAC as the accounting acquirer has been made based on an evaluation of the relevant factors and circumstances of the acquisition, including among other factors that GAC will own a majority stake of the acquired companies upon consummation of the acquisition and GAC will have the ability to control the board of directors and management of GHIL. GAC will recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in GHIL at the acquisition date, measured at fair values as of the acquisition date.

In the proposed acquisition of GHIL, GAC intends to acquire 11,037,500 equity shares from certain stockholders of GHIL so that at the conclusion of the transactions contemplated, GAC will own approximately 51.6% of the outstanding equity shares of GHIL in exchange for consideration consisting of: (i) $6,033,746 in cash and (ii) 1,289,262 shares of GAC common stock (approximately $7,606,646 at a price of $5.90 per stock representing the closing price of GAC on November 21, 2008):

Mining License

An additional 1,000,000 (or 516,000 shares if GAC owns only 51.6% of GHIL) shares of Geneva common stock is to be delivered upon the receipt by GHIL of the final mining license (the initial prospecting license for the purpose of undertaking prospecting operations such as exploring, locating, or proving mineral deposits having already been received by GHIL) from the applicable government authority for the purposes of conducting mining operations in the state of Madhya Pradesh, India, expected to occur within 12 months of the closing.

Mott MacDonald also had discussions with GHIL management on the prospecting license and the 50-acre area of land where the license has been given, which is generally recognized to be in one of India’s iron ore belts. In August of 2008, GHIL retained a mining specialist, Rahesh K. Choubey, to perform initial evaluation of the potential for iron ore on the site at Chatarpur, Madhya Pradesh in terms of both the quantity and quality of iron ore that could be mined from the area. GHIL obtained his name from a list produced by the Indian government of persons licensed to perform geological surveys. He was selected from the persons included on that list because he was qualified to perform the needed services and could do so within the time frame desired by GHIL. The mining specialist undertook limited geological field studies over a two week period of the geology, topography, existing pits and cuttings which were used to estimate the quantity of reserves and the quality of iron ore. Based upon this study, Mr. Choubey estimates that the iron ore reserves would be in the range of 18mm MT. Considering an annual requirement of 700,000 MT (after expansion) Mott MacDonald estimates, based on the field studies, that the mine may have adequate reserves to meet GHIL’s requirements for about 15 years. Based on the report of the mining specialist and GHIL’s internal laboratory testing, management estimates that an average ferrous content of at least 60 – 62% can be mined from the area. Mr. Choubey was known to GHIL by national reputation prior to being hired, but neither GHIL, GAC, nor any of their respective affiliates had a prior relationship with Mr. Choubey. Mr. Choubey was paid the equivalent of $5,000 for his services and for producing the report that is attached to the proxy statement as Annex E.

Should further testing substantiate that there are significant reserves, we will seek to obtain a mining lease which is an actual lease granted for the purpose of undertaking mining operations, and includes a sub-lease granted for such purpose. The process of getting the mining license is made by the state government with central government consent. GHIL expects the mining lease have a term of 30 years.

Contingent Consideration

Additional earn out shares of GAC common stock is to be delivered upon GHIL achieving EBITDA targets as explained elsewhere in the proxy. As disclosed in the pro forma notes, an adjustment has been made for the estimated fair value of contingent consideration.

Dividend

An adjustment has been made to the pro formas for the issuance of a $2 dividend to GAC shareholders upon consummation of the transaction.

Other

Although not included in any of the foregoing pro forma financial information, management estimates that the Company will incur incremental costs estimated to be approximately $350,000 – $500,000 annually associated with GHIL being a public company. These costs include legal fees, accounting fees and costs associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The unaudited pro forma condensed unaudited balance sheet information at September 30, 2008, and the unaudited pro forma condensed statement of operations for the nine months ended September 30, 2008, and the year ended December 31, 2007, have been prepared using two different levels of approval of the transaction by the GAC stockholders, as follows:

•	Assuming No Exercise of Conversion Rights: This presentation assumes that none of the GAC stockholders exercise their conversion rights; and
•	Assuming Maximum Exercise of Conversion Rights: This presentation assumes that stockholders holding 2,298,850 common stock exercises their conversion rights

The unaudited pro forma condensed information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. GAC and GHIL have not had any historical relationships prior to the Acquisition. Accordingly, no pro forma adjustments were required to eliminate activities among the companies.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the Acquisition, are factually supportable and are expected to have a continuing impact on the combined results.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
AS OF SEPTEMBER 30, 2008

	GHIL	GAC	Pro Forma Adjustments		Assuming No Exercise of Conversion Rights	Pro Forma Adjustments		Assuming Maximum Exercise of Conversion Rights
ASSETS
Current Assets:
Cash and cash equivalents	$151,489	$25,576	66,992,975	(a) i	$37,436,294	($13,067,463)	(c) ii	$28,734,525
			(23,000,000)	(a) vi		4,597,700	(a) vi
			(6,033,746)	(a) ii		(232,006)	(c) ii
			(700,000)	(a) vii
Accounts Receivable	1,908,692	—			1,908,692			1,908,692
Inventories	11,334,100	—	1,215,900	(a) viii	12,550,000			12,550,000
Investments held in Trust Fund	—	66,992,975	(66,992,975)	(a) i	—	—		—
Investments Held in Trust for Deferred Underwriting Discount	—	2,070,000	(2,070,000)	(b)	—	—
Prepaid expenses and income taxes	—	353,625			353,625			353,625
Deferred taxes on income	339,662	—			339,662			339,662
Restricted cash	476,319	—			476,319			476,319
Prepaid expenses and other current assets	590,596	—			590,596			590,596
Due from related parties	—	—			—			—
Total Current Assets	14,800,858	69,442,176			53,655,188			44,953,419
Property and equipment, net	22,395,070	—	30,904,930	(a) ix	53,300,000			53,300,000
Goodwill	—	—
Investment	43,057	—			43,057			43,057
Deferred tax assets	8,599.00	516,494			525,093			525,093
Other assets	593,571	—			593,571			593,571
Total Assets	$37,841,155	$69,958,670			$108,116,909			$99,415,140
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term borrowings and current portion of long-term debt	$12,344,672	—			12,344,672			12,344,672
Trade payables	2,193,802	—			2,193,802			2,193,802
Accrued expenses	—	$316,641			316,641			316,641
Advances from Stockholder		$2,301			2,301			2,301
Deferred Interest Income	—	232,006	(232,006)	(c) i	—			—
Deferred Underwriting Discount	—	2,070,000	(2,070,000)	(b)	—			—
Due to related parties	604,665	—			604,665			604,665
Other current liabilities	857,924	—	1,302,476	(c) iii	2,160,400			2,160,400
Total current liabilities	16,001,063	2,620,948			17,622,481			17,622,481
Long-term debt, net of current portion	6,015,999	—			6,015,999			6,015,999
Deferred taxes on income	1,114,680	—			1,114,680			1,114,680
Other liabilities	40,066	—			40,066			40,066
Total Liabilities	$23,171,808	$2,620,948			$24,793,226			$24,793,226
Common stock subject to possible conversion, 2,298,850 shares at conversion value	—	13,067,463	(13,067,463)	(c) i	—			—

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
AS OF SEPTEMBER 30, 2008  – (Continued)

	GHIL	GAC	Pro Forma Adjustments		Assuming No Exercise of Conversion Rights	Pro Forma Adjustments		Assuming Maximum Exercise of Conversion Rights
STOCKHOLDERS’ EQUITY
Common stock	4,992,287	1,400	129	(a) ii	1,658	(229)	(c) ii	1,429
			(100)	(a) v
			229	(c) i
			(4,992,287)	(a) iii
Additional paid-in capital	4,981,358	52,364,993	7,606,517	(a) ii	67,901,192	(13,067,234)	(c) ii	59,199,652
			(7,937,652)	(a) vi		4,597,700	(a) vi
			100	(a) v		(232,006)	(c) ii
			13,067,234	(c) i
			(4,981,358)	(a) iii
			2,800,000	(a) ii
Money received pending allotment	1,302,476	—	(1,302,476)	(c) iii
Retained earnings	4,746,397	1,903,866	(15,062,348)	(a) vi	0	232,006	(c) ii	0
			232,006	(c) i		(232,006)	(c) ii
			(4,746,397)	(a) iii
			(700,000)	(a) vii
			13,626,476	(a) ii
Accumulated other comprehensive (loss) income	(1,353,171)	—	1,353,171	(a) iii	—			—
Total Parent Company (GAC) stockholders’ equity	14,669,347	54,270,259			67,902,850			59,201,081
Non-Controlling Interest			15,420,833	(a) ii	15,420,833			15,420,833
Total equity	14,669,347	54,270,259			83,323,683			74,621,914
Total liabilities and equity	$37,841,155	$69,958,670			$108,116,909			$99,415,140

NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
AS OF SEPTEMBER 30, 2008

Descriptions of the adjustments included in the unaudited pro forma condensed balance sheet are as follows:

(a)
(i)	Reflects the release of GAC’s restricted cash held in trust to cash and cash equivalents upon consummation of the acquisition.
(ii)	Total consideration is derived as the payment of approximately $6,033,746 in cash and 1,289,262 shares of GAC common stock (approximately $7,606,646 million at a price of $5.90 per stock representing the closing price of GAC as on November 21, 2008), and the estimated fair value of the contingent consideration of $2,800,000, which is based on GAC’s assessment of GHIL’s ability to meet the ebitda thresholds as disclosed elsewhere in the proxy. The $2,800,000 represents the value of 51.6% of the 2010 earnout shares at a price of $5.90 based on an estimate of 80% of the earnout shares being issued. For these pro forma purposes, the 2011, 2012, and 2013 earnout shares have not been included in the total consideration.

SFAS, No. 141R “requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non controlling interest in the acquiree at the acquisition date, measured at their fair values as of that date.

The estimated fair value of assets acquired, liabilities assumed and noncontrolling interest set forth below are subject to a final determination upon our closing of the transaction:

Current assets	$16,016,758
Property and equipment, net	53,300,000
Other non current assets	645,227
Short-term borrowings and current portion of long-term debt	(12,344,672)
Other Current liabilities	(3,656,391)
Long-term debt, net of current portion	(6,015,999)
Other non-current liabilities	(1,154,746)
Money received pending allotment	(1,302,476)
Total	$45,487,701

Gain on bargain purchase was calculated as follows:

Estimated fair value of consideration paid:	$16,440,392
Noncontrolling interest:	15,420,833
Subtotal:	31,861,225
Amounts recognized for 100% of identifiable net assets:	45,487,701
Gain on bargain purchase:	$13,626,476
(iii)	Reflects the elimination of GHIL’s historical capital stock amounts, paid-in capital, treasury stock, accumulated deficits and other comprehensive income.
(iv)	Reflects the recognition of the non-controlling interest of GHIL. Non-controlling interest is recorded as GAC is purchasing 51.6% of GHIL, and has been recorded based on the consideration paid for the 51.6% controlling interest in GHIL.
(v)	Reflects the cancellation of GAC 1,000,000 common stock returned by the founders of GAC upon consummation of the acquisition.
(vi)	Reflects the payment of $2 dividend per share common stock Assuming No Exercise of Conversion Rights: 11,500,000 common stock Assuming Maximum Exercise of Conversion Rights: 9,201,150 common stock

(vii)	Reflects the payment of contractual commitments (as disclosed on page 5) for transaction costs and a commitment to reimburse a post-closing Board member for expenses paid on behalf of GAC.
(viii)	Reflects the increase from book basis to estimated fair value of inventory.
(ix)	Reflects the increase from book basis to estimated fair value of property, plant, and equipment.
(b)	Reflects the payment to underwriters of deferred underwriting discount arising from the IPO assuming no conversion, or, assuming maximum conversion, to adjust for payments of deferred underwriting discount due to the underwriters arising from the IPO and a pro rata portion to stockholders electing to convert their Geneva shares.
(c)
(i)	Assuming No Exercise of Conversion Rights

Reflects the transfer of common stock subject to possible conversion and deferred trust interest to common stock, additional paid in capital and retained earnings.

(ii)	Assuming Maximum Exercise of Conversion Rights

Reflects the payment to shareholders exercising their conversion rights of common stock subject to possible conversion and deferred trust interest.

(iii)	Reflects the reclassification of money received pending allotment from equity to other current liabilities. Shares of common stock will not be issued for these amounts. Balance represents amounts owed to related parties and as such are reflected as a current liability.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE
NINE MONTHS ENDED SEPTEMBER 30, 2008

	GHIL	GAC	Pro Forma Adjustments		Consolidated Assuming No Exercise of Conversion Rights	Pro Forma Adjustments		Consolidated Assuming Maximum Exercise of Conversion Rights
Revenue from sale of goods	$44,387,809	$—			$44,387,809			$44,387,809
Cost of goods sold	(36,567,789)	—	(600,000)	(d.1)	(37,167,789)			(37,167,789)
Gross profit	7,820,020	—			7,220,020			7,220,020
Selling, general and administrative expenses	(1,055,825)	(884,822)			(1,940,647)			(1,940,647)
Operating income	6,764,195	(884,822)			5,279,373			5,279,373
Interest expense	(3,011,542)	—			(3,011,542)			(3,011,542)
Interest income	68,980	1,422,173	(494,550)	(d)	996,603	(138,357)	(d)	858,246
Other Income	47,089	—			47,089			47,089
Income before income taxes	3,868,722	537,351			3,311,523			3,173,166
Provision for income taxes, net	(1,580,683)	(192,104)	391,300	(e)	(1,381,487)	49,462	(e)	(1,332,025)
Income after income taxes	2,288,039	345,247			1,930,036			1,841,141
Less: net income attributable to the non-controlling interest			(1,108,086)	(f)	(1,108,086)			(1,108,086)
Net income attributable to the Parent Company (GAC)	$2,288,039	$345,247			$821,950			$733,055
Net income per share: basic	$.11	$0.02			$0.06			$0.06
Net income per share: diluted	$.06	$0.02			$0.05			$0.05
Weighted average number of shares outstanding – basic	21,402,750	14,000,000		(g)	14,289,262		(g)	11,990,412
Weighted average number of shares outstanding – diluted	41,180,351	14,000,000		(g)	17,354,064		(g)	15,055,214

NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED SEPTEMBER 30, 2008

Descriptions of the adjustments included in the unaudited pro forma condensed statements of operations are as follows:

(d)
(i)	Assuming No Exercise of Conversion Rights

Reflects a reduction of GAC’s interest income due to the payment of cash to the Promoters and shareholders of GHIL in connection with the Acquisition and payment of acquisition costs and payment of dividend. The estimate of reduction in interest income is based on the combined entity having approximately $31,803,746 less in cash and cash equivalents, at an average rate of return consistent with that earned by GAC, of approximately 2.12% for the nine months ended September 30, 2008.

(ii)	Assuming Maximum Exercise of Conversion Rights

Reflects a reduction of GAC’s interest income due to the payment of cash to the Promoters and shareholders of GHIL in connection with the Acquisition, payment of acquisition costs, payment of dividend, payment to shareholders exercising their conversion rights of common stock subject to possible conversion and deferred trust interest. The estimate of reduction in interest income is based on the combined entity having approximately $40,505,515 less in cash and cash equivalents, at an average rate of return consistent with that earned by GAC, of approximately 2.12% for the nine months ended September 30, 2008.

(d.1)	Represents additional depreciation expense of $600K as a result of increasing book basis of property, plant, and equipment to estimated fair value.
(e)	This amount reflects the adjustment to the provision (benefit) for income taxes
(f)	Reflects the non-controlling interest of GHIL computed as 48.43% of net income of GHIL
(g)	Pro forma basic and diluted net income per share was calculated by dividing pro forma net income by the weighted average number of shares outstanding as follows:

	Assuming No Exercise of Conversion	Assuming Exercise of Conversion Rights
GAC common stock	14,000,000	14,000,000
GAC common stock issued for acquisition of GHIL	1,289,262	1,289,262
Return of GAC common stock by founders	(1,000,000)	(1,000,000)
Assuming Maximum Exercise of Conversion Rights	—	(2,298,850)
Weighted average number of shares outstanding – basic	14,289,262	11,990,412
Incremental shares of common stock on exercise of GAC warrants	3,064,802	3,064,802
Weighted average number of shares outstanding – diluted	17,354,064	15,055,214

Incremental shares of common stock on exercise of GAC warrants was calculated for pro forma diluted EPS based on the weighted average warrants outstanding and weighted average market price of GAC common stock for the period presented utilizing the treasury method. The underwriters purchase option is antidilutive and is not included in the pro forma diluted earnings per share computation.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	GHIL (Fiscal Year Ended March 31, 2008)	GAC (Fiscal Year Ended December 31, 2007)	Pro Forma Adjustments		Consolidated Assuming No Exercise of Conversion Rights	Pro Forma Adjustments		Consolidated Assuming Maximum Exercise of Conversion Rights
Revenue from sale of goods	$55,130,726	$—			$55,130,726			$55,130,726
Cost of goods sold	(45,009,252)	—	(800,000)	(h.1)	(45,809,252)			(45,809,252)
Gross profit	10,121,474	—			9,321,474			9,321,474
Selling, general and administrative expenses	(1,732,783)	(542,272)			(2,275,055)			(2,275,055)
Operating income	8,388,691	(542,272)			7,046,419			7,046,419
Interest expense	(3,917,103)				(3,917,103)			(3,917,103)
Interest income	129,021	2,956,345	(1,371,675)	(h)	1,713,691	(383,748)	(h)	1,329,943
Other Income	47,089	—			47,089			47,089
Income before income taxes	4,647,698	2,414,073			4,890,096			4,506,348
Provision for income taxes, net	(1,219,518)	(850,454)	765,055	(i)	(1,304,917)	135,190	(i)	(1,169,727)
Income after income taxes	3,428,180	1,563,619			3,585,179			3,336,621
Less: net income attributable to the non-controlling interest			(1,660,251)	(j)	(1,660,251)			(1,660,251)
Net income attributable to the Parent Company (GAC)	$3,428,180	$1,563,619			$1,924,928			$1,676,370
Net income per share: basic	$.20	$0.13			$0.15			$0.15
Net income per share: diluted	$.10	$0.13			$0.13			$0.13
Weighted average number of shares outstanding – basic	17,515,833	12,468,493		(k)	12,757,755		(k)	10,962,763
Weighted average number of shares outstanding – diluted	39,469,011	12,468,493		(k)	14,746,975		(k)	12,951,983

NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMEBER 31, 2007

Descriptions of the adjustments included in the unaudited pro forma condensed statements of operations are as follows:

(h)
(i)	Assuming No Exercise of Conversion Rights

Reflects a reduction of GAC’s interest income due to the payment of cash to the Promoters and shareholders of GHIL in connection with the Acquisition and payment of acquisition costs and payment of dividend. The estimate of reduction in interest income is based on the combined entity having approximately $31,803,746 less in cash and cash equivalents, at an average rate of return consistent with that earned by GAC, of approximately 4.41% for the year ended December 31, 2007.

(ii)	Assuming Maximum Exercise of Conversion Rights

Reflects a reduction of GAC’s interest income due to the payment of cash to the Promoters and shareholders of GHIL in connection with the Acquisition, payment of acquisition costs, payment of dividend, payment to shareholders exercising their conversion rights of common stock subject to possible conversion and deferred trust interest. The estimate of reduction in interest income is based on the combined entity having approximately $40,505,515 less in cash and cash equivalents, at an average rate of return consistent with that earned by GAC, of approximately 4.41% for the year ended December 31, 2007.

(h.1)	Represents additional depreciation expense of $800K as a result of increasing book basis of property, plant, and equipment to estimated fair value.
(i)	This amount reflects the adjustment to the provision (benefit) for income taxes
(j)	Reflects minority interest of promoters of GHIL computed as 48.43% of net income of GHIL
(k)	Pro forma basic and diluted net income per share was calculated by dividing pro forma net income by the weighted average number of shares outstanding as follows:

	Assuming No Exercise of Conversion Rights	Assuming Maximum Exercise of Conversion Rights
GAC common stock	12,468,493	12,468,493
GAC common stock issued for acquisition of GHIL	1,289,262	1,289,262
Return of GAC common stock by initial stockholders	(1,000,000)	(1,000,000)
Exercise of Conversion Rights	—	(1,794,992)
Weighted average number of shares outstanding – basic	12,757,755	10,962,763
Incremental shares of common stock on exercise of GAC warrants	1,989,220	1,989,220
Weighted average number of shares outstanding – diluted	14,746,975	12,951,983

Incremental shares of common stock on exercise of GAC warrants was calculated for pro forma diluted EPS based on the weighted average warrants outstanding and weighted average market price of GAC common stock for the period presented utilizing the treasury method. The underwriters purchase option is antidilutive and is not included in the diluted pro forma earnings per share computation.

Comparative per Share Data

	GAC		GHIL	Combined Company
Book value per share – historical at September 30, 2008	$4.81	(1)	$0.69
Book value per share – pro forma at September 30, 2008
Assuming no conversions				$5.83
Assuming maximum conversions				$6.22
Earnings per share – historical year ended December 31, 2007 (March 31, 2008 for GHIL)
Basic	$0.13		$0.20
Diluted	$0.13		$0.10
Earnings per share – historical nine months ended September 30, 2008 (six months ended September 30, 2008 for GHIL)
Basic	$0.02		$0.08
Diluted	$0.02		$0.05
Earning per share – pro forma year ended December 31, 2007 (March 31, 2008 for GHIL)
Assuming no conversions – basic				$0.15
Assuming no conversions – diluted				$0.13
Assumimg maximum conversions – basic				$0.15
Assuming maximum conversions – diluted				$0.13
Earning per share – pro forma nine months ended September 30, 2008
Assuming no conversions – basic				$0.06
Assuming no conversions – diluted				$0.05
Assumimg maximum conversions – basic				$0.06
Assuming maximum conversions – diluted				$0.05
Dividends per share – pro forma year ended December 31, 2007 (March 31, 2008 for GHIL)				$2.00	(2)

(1)	Includes amounts recorded for common stock subject to possible conversion.
(2)	This pro forma dividend per share does not include any shares issued by GAC to GHIL's shareholders in connection with the transaction or shares held by the founders of GAC since the dividend will not be paid on those shares.

Background of Geneva

GAC was formed as a blank check company organized under the laws of the State of Delaware on June 2, 2006. GAC was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, or other similar business combination, an operating business. As of the time of formation, no person or entity representing us or affiliated with GAC had taken any indirect or direct measure to search for or locate a target business. In searching for a target business, GAC initially did not intend to solicit proposals for an acquisition of a business outside of the healthcare sector. However, GAC recognized that members of the financial community and other contacts might bring to its attention prospective acquisition candidates that operate outside of the healthcare sector, and GAC reserved the right to seek a business combination with such a candidate if it believed it would be in the stockholders’ best interests. Over time, GAC considered various industry groups in addition to a variety of companies in the healthcare industry, including communications, steel, information technologies, oil industry services, out-sourcing, among others. Within each industry group, GAC looked at industry trends, competition, niche players, valuation metrics, economies of scope and scale, labor risk, foreign direct investment regulations and a several other factors.

GAC received aggregate net proceeds from the private placement and the IPO of approximately $65,490,000. This amount was deposited in trust and, in accordance with GAC’s amended and restated certificate of incorporation, will be released either upon the consummation of a business combination or upon GAC’s liquidation. An additional $2,070,000, representing a deferred portion of the commissions payable to GAC’s underwriters in connection with its initial public offering, was also deposited in the trust account. In the event that GAC consummates a business combination, those funds will be paid to the three underwriters of our original public offering. Of the interest income earned on the monies in trust, $1,600,000, was available to be distributed to us for working capital purposes. As of September 30, 2008, $1,114,094 has been withdrawn from the trust account to finance GAC’s operations, leaving an available balance to be withdrawn of $485,906, plus amounts to pay corporate income and franchise tax obligations.

If GAC does not consummate the business combination with GHIL, it does not expect to be able to find another target business and will likely be forced to liquidate and dissolve pursuant to its Amended and Restated Certificate of Incorporation. As provided in its Amended and Restated Certificate of Incorporation, GAC is required, by February 12, 2009, to consummate a business combination. Therefore, if GAC does not acquire at least majority control of a target business by February 12, 2009 at the latest, GAC will dissolve and distribute to its public stockholders the amount in the trust account plus any remaining net assets.

Time Line

On or around the last week of July, 2008, Dr. Ranga C. Krishna, Chairman of India Globalization Capital, contacted our President, James E. McGrath, about potential acquisitions. After some discussion between Dr. Krishna and various members of our Board during the last week of July, regarding various industry sectors in India and describing to us several potential business combinations in the power sector and domestic US steel manufacturing, all of which we rejected, Dr. Krishna introduced us to GHIL on August 2, 2008.

During the first two weeks of August 2008, we had a serious discussion with the management of GHIL about a possible transaction and began business and financial due diligence.

Over the last two weeks of August and early September 2008, our team led by Mr. McGrath and Mr. Rousseau, had discussions with members of our Board pursuant to which we created internal guidelines on which to base our negotiation with GHIL addressing details of the company’s management, product lines, manufacturing capacity, marketplace served, sector and global competition and valuation. After several rounds of negotiations between GAC, led by Mr. McGrath, and the ownership of GHIL, with Dr. Krishna’s assistance, on September 4, 2008 we signed a letter of intent with GHIL and agreed on the key terms of the acquisition of a majority stake in GHIL, subject to the completion of due diligence.

We immediately increased efforts at conducting due diligence. On September 7, 2008, we engaged the management engineering and development consultancy firm, Mott MacDonald, to perform due diligence on the plant, its engineering and technical components, the management team, the market for GHIL’s products, and the potential for increased production capacity at the site of the plant. On September 24, 2008, we engaged consultants from Mercurius Advisory Services, a consultant with expertise in legal and financial due diligence with experience with special purpose acquisition corporations. On October 8, 2008 we engaged members of Economic Laws Practice (ELP), a law firm based in Mumbai, India, to draw up relevant agreements comprising the Definitive Agreement, with Mr. Suhail Nathani (Partner) leading the legal team.

From August through November 2008, we continued to discuss with and meet with Dr. Krishna, and to have conference calls with owners and management of GHIL, and with their financial advisors, Quest Profin Advisor Private Limited, to discuss the business and a potential business combination. Several structures including a subscription of shares, minority investment, and acquisition of stock were discussed, as were valuations and projections. We discussed how large the earnout would be, how to create appropriate incentives for management, and how to structure the consideration so there would be ample cash available for investment into the company. During these months, we also continued to pursue two other potential business combinations (one was a company engaged in providing services to oil drilling companies and the other was a US steel manufacturer, but in each case additional due diligence revealed that the actual financial performance of the respective company did not, in our opinion, warrant the valuation being sought and we terminated discussions with each company). Mr. Ash Belur, a business associate of Dr. Krishna’s, was introduced to us by Dr. Krishna and was invited by us to become involved in the negotiations and act as liaison between GAC and GHIL’s promoters and financial advisors. He, among other things, aided in the negotiations with GHIL and their advisors and worked closely with local counsel to negotiate the Definitive Agreements.

Definitive agreements were approved by the Board of Directors of GHIL and GAC on November 26, 2008 and documents were signed on that date.

Board Consideration and Approval

Interests of Our Directors and Officers in the Acquisition

When you consider the recommendation of GAC’s board of directors that you vote in favor of adoption of the acquisition of GHIL, you should keep in mind that certain of GAC’s directors and officers have interests in the Acquisition that are different from, or in addition to, your interest as a stockholder. These interests include, among other things, that if the acquisition is not approved and GAC is required to liquidate, the stock and units issued to GAC’s executives and directors prior to the consummation of GAC’s public offering, including those purchased by GAC’s executives and directors in the private placement immediately preceding the public offering, will become worthless, because these shares will not participate in any distribution of the assets held in GAC’s trust fund. As of the record date, GAC’s present and past executives, directors and advisors owned a total of 2,500,000 shares of GAC’s common stock and, through purchase at the IPO, 250,000 units (each unit consisting of one share of GAC common stock and one warrant) of GAC purchased in the initial public offering. In addition, GAC anticipates that following the completion of the acquisition, Dr. Krishna will serve as the chairman of the board of directors and Ash Belur will serve as President, CEO and a Director of GAC. Each of GAC’s directors and officers will, following the acquisition, be compensated in such manner, and in such amounts, as the board of directors may determine to be appropriate.

The table below shows the value of the securities owned by each of our executive officers and directors as of December 15, 2008. The closing price of our common stock and warrants as of that date was $5.85 and $0.02, respectively. No other consideration is to be received by any of our officers or directors in connection with the transaction with GHIL. Post transaction, Mr. McGrath will be a Director and Messrs. Pica and Rousseau will be advisors to the post transaction company.

Name	Value of Shares		Value of Warrants
Vincent T. Pica II	$4,128,240	(1)	$50,965	(2)
James E. McGrath	$3,574,011		$9,231
John F. Rousseau, Jr.	$2,767,354		$7,692
Edwin Snape	$1,607,422		$3,600
Gregory F. Zaic	$1,613,307		$3,600
Thomas E. Hancock	$1,607,422		$3,569
Hardwick Simmons	$351,000		$1,538
Sidney Braginsky	$351,000		$3,077

(1)	Includes 40,000 shares owned by Maruna Partners, LLC and 2,679 shares held by Danbury Management Company LLC, as to which Mr. Pica has dispositive authority.
(2)	Includes 846,154 warrants owned by Maruna Partners, LLC as to which Mr. Pica has dispositive authority.

Our Reasons for the Acquisition and Recommendation of Our Board

The board has concluded that the acquisition of GHIL is in the best interests of GAC’s stockholders. The board considered the risks described in this proxy statement and their relative priority, likelihood, potential impact and manageability, and after due consideration, the board concluded that in aggregate, the risks are outweighed by the potential shareholder rewards which might reasonably be expected should the Company achieve favorable financial results in the future. GAC’s board of directors considered a wide range of factors in evaluating the acquisition, including the following:

GAC believes that the selected country, region, and industry are attractive for the following reasons:

India — India is a high growth, democratically governed economy. According to the Goldman Sachs report, “India’s Rising Growth Potential” published in January 2007, two of the key factors driving productivity growth include large infrastructure projects like the Golden Quadrilateral national highway system and the success of the IT industry. The concurrent increase in mobile phone penetration is also mentioned. The infrastructure projects and mobile phone network expansions both put increased pressure and demand on long steel products such as those produced by GHIL. The report states that India is expected to sustain real GDP growth rates of approximately 8% per annum until 2020.

Gujarat — We believe that the state where the manufacturing facilities are located, Gujarat, is an investor-friendly state in India. We believe that Gujarat has a good supply of labor, strong power infrastructure providing uninterrupted dedicated power supply required for steel-making and beneficial tax benefits in the particular area where GHIL’s plant is located. The plant is also located close to the Mundra and Kandla ports and to the railhead in Ahmedabad which is a competitive advantage in terms of lower transportation cost for input materials and finished goods.

Infrastructure — The focus on growth in infrastructure through more government-initiated activities such as building of airports, ports, intra-city metro rails and private initiatives such as factory buildings and warehouses, larger commercial buildings, and transmission and mobile phone masts all create, we believe, demand for long steel products.

GAC believes the market to be highly fragmented.

The GHIL management team and Promoters have significant experience in commissioning, erecting, and operating steel plants in India. Ownership of the company will allow GAC to participate in producing steel at the capacity of the current plant and to benefit from GHIL’s existing assets including an on-site substation, adequate warehouses for iron ore and coal, and adequate land space for expansion. Finally, GHIL benefits from a reduction in excise taxes until July, 2010.

GHIL’s majority shareholders are willing to sell their majority stake in their company, and to defer a portion of their consideration in the form of earn-out shares contingent on the EBITDA (a non-GAAP financial measure) performance of GHIL. This has the benefit of aligning their interests with GAC shareholders.

Valuation and discount to public market multiples: the infrastructure industry and in particular the steel industry in India is growing very rapidly and we have an opportunity to acquire GHIL at a discount to what we believe to be comparable companies, providing arbitrage and high growth to our shareholders (see Valuation Analysis below).

The management of GHIL was aware of Sarbanes-Oxley and was willing to let us assist them in instituting changes to their financial reporting and disclosure methodologies in order to become SOX 404 compliant.

Among the negative factors that the board considered in reaching its determination were the following:

An examination of global steel prices suggests that prices are declining from historic rates, and this pertains to overall steel prices in India as well. However, a closer examination reveals that the decline in

Indian steel prices appears to be driven more by the decline in the consumer markets, which utilize flat and rolled products in, for instance, automobiles and appliances, rather than long structural products where the demand continues to outstrip current and projected manufacturing capacity.

Cash business: the fact that the business is labor intensive and that cash was used to pay employees or contract workers was considered. In order to mitigate risk associated with this aspect of the business, especially in light of SOX 404, GAC negotiated clauses that will allow management to improve the accounting systems and controls.

Corporate governance, reporting and SOX 404 compliance: the board considered that these companies would need to comply with SOX 404 in two years. The mitigating factors were 1) the GHIL management’s willingness to let GAC install people, systems and processes that could meet public company corporate governance standards and SOX 404 compliance, 2) GAC’s management’s experience with public companies in the US and SOX 404 and 3) GAC’s access to experienced people that could help with reporting, governance and compliance.

GAC’s analysis of the domestic Indian steel industry showed that the demand for sponge iron, billets, and structural steel will likely outstrip supply, and much of the demand for structural steel is driven from less economically sensitive buyers like the government of India or state governments. This demand is driven by a country-wide on-going program of government-supported investment in infrastructure including airports, ports, stadiums, intra-city metro rail, railway bridges, flyovers, and electrical transmission towers, as well as privately driven endeavors including mobile phone masts, hotels, warehouses, and larger commercial buildings.

The Indian economy grew at 7.5% per annum from 2002 to 2007. Due to this economic growth, the infrastructure in major cities is under enormous stress and the infrastructure in secondary cities requires expansion. According to the Indian Planning Commission, an investment of US $494 billion is proposed to be made in the infrastructure development in the country. In November 2007, the Indian government recently announced that it expected to spend approximately $475 billion by 2012 in order to improve Indian infrastructure. This includes approximately $40 billion on highways and over $160 billion on power.

India’s GDP Growth Rate has been High and Stable

Source: http://www.apec.org/apec/member_economies/key_economic_indicators.html

Goldman Sachs publicly available research publication entitled “BRICS and Beyond”, November 23, 2007, asserts that the acceleration of growth since 2003 represents a structural increase rather than simply a cyclical upturn. The report cites productivity growth as the driver for nearly half of overall growth. It projects India’s potential or sustainable growth at about 8% until 2020. The report cites the following key fundamental reasons supporting the strong growth in the economy.

#1: The Unshackling of the Economy

India’s recent ‘economic history’ can be segmented into three stages — the Early Years from 1947 to 1965, the License Raj from 1966 to 1991, and the Post-Reform Era from 1991 to today. The transition from each period to the next moved along the continuum of deregulation, openness to foreign trade, lower import duties, and higher convertibility of the currency.

In 1990 – 1991, India still had a relatively closed economy with very high import duties in many sectors. Since 1991, average tariffs have fallen to below 15% from as high as 200%. The opening of the economy has contributed significantly to increasing productivity by (i) providing domestic companies with access to superior inputs, ideas, and technologies, (ii) the increased competition from actual and perceived imports has focused firms on the need to increase efficiency as critical to survival, and (iii) it has rewarded the most efficient firms while penalizing the most inefficient — thereby increasing productivity.

In the period from 1990 – 1991, the Indian rupee was not convertible on a capital account basis and was managed on a fixed exchange rate basis relative to a basket of currencies representing India’s major trading partners. From 1985 to 1990 India suffered from a balance of payments problem and by then end of 1990 India was in serious economic trouble. In 1991, the government was close to default and its foreign exchange reserves had been reduced to finance only three weeks’ of imports. This led to a significant devaluation of the rupee relative to the US dollar. From 1985 to 1995 the rupee devalued significantly relative to the US dollar. This crisis in 1991 led the Prime Minister Narasimha Rao to appoint Manmohan Singh, a former governor of the Reserve Bank of India, as Finance Minister. The government then put forth a policy of economic liberalization — lowering import duties, encouraging exports, encouraging foreign investment, and increasing trade. The economic liberalization significantly increased trade and total trade relative to GDP grew from the low teens to over 30%. This crisis led to a significantly higher level of integration of the Indian economy with global trading partners.

#2: The Rise of the Financial Sector

The financial sector has grown rapidly in the past decade. The significant increase in organized financial disintermediation has helped to improve the resource allocation of capital by effectively channeling savings into investment. This has, over time, led to the beginnings of the creation of a mortgage market locally and is each year allowing new layers of the middle class to afford new homes without following the previous custom of either buying with in an all cash deal with no mortgage or continuing to live in a joint family ancestral home. This significant increase in home ownership has created demand for long steel products in hotels, clubs and commercial buildings situated in integrated townships or enclaves which have become a preferred living and development option. In India, mortgage penetration is still very low as compared to other countries, but is significantly increasing now. This increase in prime mortgage lending for residential properties is driving the building of large integrated townships all over India.

#3: The Back-Office to the World

The booming success of the IT industry in India has had a material impact on productivity. From 1990 today, the markedly lower telecommunications costs and the growth in infrastructure of the internet has provided the foundation for a number of larger firms and many mid-sized ones providing a range of value-added IT-enables services. Firms like Infosys and WIPRO represent the largest ones, but there are many firms in the Business Process Outsourcing (BPO) and Knowledge Process Outsourcing (KPO) industry providing significant value added services.

Part of what has driven this expansion has been the phenomenal penetration of internet users and mobile phone users. The largest mobile providers in India, (Bharti Airtel, Reliance Communication (promoted by Anil Ambani), Vodafone Essar, Idea Cellular (part of the Aditya Birla Group)) are aggressively competing for market share, expanding coverage to new and more rural areas, and expanding their network to meet the high level of demand. This expansion of the mobile networks requires significant long steel product for the mobile mast towers that receive and transmit coverage. This is additionally exacerbated by a recent phenomenon of people preferring to avoid having mobile dishes on top of residential buildings to avoid the consequent radiation, which increases the demand for mobile mast towers.

#4: The Golden Quadrilateral

The Golden Quadrilateral Highway project is the first part of India’s most ambitious infrastructure project since the building of the railway network by the British in the 19th century. It connects four major cities —  Delhi in the north, Kolkata in the east, Chennai in the south and Mumbai in the west. Along the way it runs through 13 states and 17 other cities with a million or more inhabitants, and is expected to be fully functional in 2009. The study concludes that the new highways from the Golden Quadrilateral Highway are expected to impact productivity in dramatic ways. This highway system has had and is expected to continue to have a significant impact on India as a whole. It is expected to have implications for real estate, for location of industry, and for decongestion of crowded cities. All along the highways and nearby to it new suburban areas and regional towns/cities are cropping up. This is creating new lower cost, convenient locations for locating new business centers which in turn is spurring commercial development and hospitality developments. Additionally, this has created and we expect it to continue to create significant demand for steel rods for reinforced concrete cement and long steel products for the bridges, overpasses, and flyovers. As per the statistics provided by the National Highways Authority of India, 96% of the entire work was completed as of September 2007. In January, 2008 it was announced that the project will now be expanded to cover 6,500 kilometers, some portions of which will be developed into eight lanes.

An analogy drawn by some experts is with the US where the national highway construction in the 1920s and the 1950s fuelled commerce and development, and created the suburbs.

#5: The Great Urban Migration

The 21st century is set to become the ‘urban century’ with more people living in cities and towns than in the countryside for the first time in history. India has some of the fastest growing cities in the world and is witnessing rapid urbanization. Urbanization is spurred by both push and pull factors. Deteriorating agricultural productivity, caste barriers, and unemployment in villages push rural inhabitants out as better opportunities in cities, very high growth in the construction industry, and demonstration effects from other migrants pull rural workers into urban centers. The demand for significant infrastructure commitments that this creates is enormous. It includes demands on electricity, health care, sanitation, and education. Increases in urban and rural electrification create demand for long steel product to support transmission towers and sanitation creates demand for flat products which are made into pipes.

#6: The Land Factor

The shift in land from agricultural use to industrial use is expected to significantly enhance productivity. As urbanization progresses, more and more Special Economic Zones (“SEZs”) will be created in what are now agricultural areas. These SEZs will typically offer significant tax incentives to encourage industrial and business development. They include logistics parks in adjoining areas to new airports or ports, new business parks, and new industrial zones.

Steel Production and Demand

Because of the critical role played by steel in the infrastructural and overall economic development, the steel industry is often considered an indicator of economic progress. The economic boom in India and China has caused a massive increase in the demand for steel in recent years. India’s GDP growth has averaged 7.5% per annum from 2003 to 2008 and its rank in steel production has moved up to 5 over the same period.

The unprecedented growth India has seen since 1991 and the very high expectations in the near- to medium-term future will have a significant upward push on the demand for steel and in particular structural steel products. India’s per capita consumption of steel is at 46kg, as compared to 426kg for the USA and 417kg for Germany. The wide gap in relative consumption of steel indicates the potential ahead for India to raise its domestic consumption.

Global Hi-Tech Industries Limited (“GHIL”)

GHIL currently operates a small to medium size steel plant. GHIL’s main products include structural steel products. From time to time it also sells intermediate products such as sponge iron and billets. GHIL was founded and incorporated in November 2003. Its billet manufacturing and rolling mill facilities went into commercial operations in July 2005 and its sponge iron kiln was commissioned in March 2007. It currently has installed annual capacity to produce 105,000 metric tonnes of sponge iron, 100,800 metric tonnes of billets, and 96,000 metric tonnes of rolled structural steel. GHIL has licensed capacities of 210,000 metric tonnes of sponge iron, 300,000 metric tonnes of billets, and 300,000 metric tonnes of structural steel from the Secretariat of Industrial Assistance of Government of India.

Plans for Expansion

GHIL management has strong technical experience and GHIL has existing plans to expand to its licensed capacities. GHIL plans to execute a capacity expansion program that, in Phase I, will include increasing its capacity of sponge iron to 210,000 metric tonnes, of billets to 300,000 metric tonnes, and of structural steel from 96,000 metric tonnes to 300,000 metric tonnes. In Phase II of the capacity expansion program GHIL plans to commission a 30 mega-watt on-site power plant Further, GHIL has recently received a prospecting license and expects to receive within 30 – 36 months a mining license for a 50 acre plot of land in one of the 5 iron ore belts in India. When fully operative, the mine is estimated to be able to provide raw iron ore material to the steel manufacturing plant for up to fifteen years.

Post-transaction, GAC intends to use funds released to it from the trust account in four ways: (1) to fund working capital, (2) to finance the capacity expansion program, (3) to finance the on-site Power Plant, and (4) to finance the iron ore mine. These four projects are expected to be initiated post closing and completed over the three years following the shareholder vote.

1. With an infusion of cash, we believe that GHIL will be able to operate at much closer to full capacity within 8 months of funding and it will allow GHIL to produce more of the higher value-added structural steel products that require longer payment terms. This is expected to increase revenues and EBITDA margins over the 8 months following such funding.

2. The capacity expansion program should allow GHIL to expand its current output capacity from approximately 100,000 metric tonnes to 300,000 metric tonnes on the same site. The expansion is expected to require approximately $30 – 35 million in total funding, about 50 – 60% of which could likely be debt financed. The expansion will include the commissioning of a new sponge iron kiln, a new electric arc furnace, and a new rolling mill. GHIL has received formal quotations for each of the major pieces of equipment involved in the expansion and is currently negotiating payment terms. Typically, about 25% of the cost of goods is required as an upfront “down-payment” and the remainder is paid over the period of the initial order and delivery. We believe the capacity expansion program will require between 8 to 10 months to execute from time of ordering of key equipment to the commissioning and trial runs.

3. The captive power plant should help GHIL to become more vertically integrated, to capture waste gases to create a lower cost of power. This project is expected to require approximately $30 – 35 million, about 50 – 60% of which could likely be debt financed, and will require approximately 30 to 36 months from initial funding until it becomes operational. The power plant will produce 30mega-watts. We believe that this will enhance the Company’s future profitability. The plant is planned to be comprised of two 7.5 MW waste heat recovery boilers and one 15 MW fluidized bed combustion unit. Management believes that this plant may enhance the Company’s future profitability by lowering energy costs by up to 65% and increasing gross margin by 6%.

4. Finally, we believe that the iron ore mine will help GHIL educe raw material costs and become even more vertically integrated and reduce the risk that third parties may not provide resources to GHIL as required. Having already received the prospecting license, GHIL will have to complete the process of obtaining a mining license. Subsequently, GHIL will have to decide how best to explore the mine as sole operator, which will require additional capital expenditures, or in the context of a joint venture with a professional mining operator. Management believes that, and according to the Mott McDonald report (a summary of which is attached hereto as Annex B), the iron-ore mine could have iron-ore reserves of 10 – 15 years.

Production of Steel

The key raw materials for making steel include iron ore, coal, power and labor. Simplistically, the process for making long structural steel products in the way that GHIL operates involves 3 key stages.

In the first stage of steel production, raw iron ore is mixed with a coking agent at temperatures of about 1100°C in a smelting process in a rotary kiln. This direct reduction (DRI) process de-oxygenates the iron ore to create a product called “sponge iron”. Sponge iron can be sold on the open market to other steel manufacturers as an intermediate step raw material, or can be utilized by GHIL in its own steel manufacturing process. It gets its name because when observed under a microscope a honeycomb-like structure looking “spongy” in texture appears. Sponge iron is created in lump or pellet form. It is a useful intermediate material in the steel making process as it represents a high ferrous content charge material and is a cheaper superior charge material in the induction furnace as compared to scrap steel. Its superiority is primarily due to its lower content of tramp elements like copper, zinc, tin, chromium, tungsten, and molybdenum. Our consultant, Mott MacDonald, projects a supply-demand gap of sponge iron in India growing from about 5% in 2009/10 to over 20% by 2011/12 where demand is expected to grow by 12% annually.

Sponge Iron: Supply/Demand (Mott MacDonald)
(Millions of Metric Tons)

Year	Demand	Supply w/o Capacity Additions	Gap	Supply With Capacity Additions	Demand-Supply Gap
2007 – 08	19.72	19.72	0.00	19.72	0.00
2008 – 09	22.09	21.77	0.31	21.82	0.27
2009 – 10	24.74	21.77	2.97	23.61	1.13
2010 – 11	27.71	21.77	5.93	24.12	3.59
2011 – 12	31.03	21.77	9.26	24.12	6.91

According to the U.S. Geological Survey (http://en.wikipedia.org/wiki/Iron_ore) India had the fourth largest production of iron ore with 150 million metric tons over 2006. India lags behind China, Brazil, and Australia. India has the 4th largest reserves of iron ore in the world, but the typical ferrous content of the mined iron is typically between 60% and 64%. The iron in iron ore deposits is found in the form of iron-oxides in the form of either magnetite (lower ferrous content) or hematite (higher ferrous content).

In the second stage of steel production, the high ferrous content sponge iron is mixed with cast iron and scrap steel in an induction furnace where it is heated to a very high temperature of 1650°C creating molten steel and mixed with ferro-alloys to adjust the steel chemistry to particular specifications. The high temperature is maintained through the high electrical power usage. Once the slag or impurities are skimmed off and the molten steel has the correct chemical properties it is poured into a ladle. Then the molten steel is poured through water cooled copper molds to create a billet which can measure 100mm ×100mm and is columnar. As the billet is pulled through the mould it is air cooled and cut to size with an oxygen torch. This square “column of steel” is again an intermediate product which can be sold to third party steel manufacturers or utilized internally in the manufacture of final products. Mott MacDonald projects a supply-demand gap of billets in India growing from a flat level through 2009/10 to over 15% by 2011/12 where demand is expected to grow by 10% annually.

Billets: Supply/Demand (Mott MacDonald)
(Millions of Metric Tons)

Year	Demand	Supply w/o Capacity Additions	Gap	Supply With Capacity Additions	Gap
2007 – 08	25.00	26.60	-1.60	26.60	-1.60
2008 – 09	27.50	26.60	0.90	30.88	-3.38
2009 – 10	30.25	26.60	3.65	30.88	-0.62
2010 – 11	33.28	26.60	6.68	31.83	1.45
2011 – 12	36.60	26.60	10.00	31.83	4.78

The third and final stage of the process is that of producing structural steel products. Structural steel products can be classified into two basic types according to their shape namely, flat products and long products. Slabs of steel are used to roll flat or sheet products, used typically in consumer products such as automobile skins and appliances, while blooms and billets are mostly used to roll long products such as structural steel components.

Long products are so called because they come off the rolling mill as long bars of steel. They are however produced in a vast range of different shapes and sizes. They can have cross sectional shapes like “H” or “I” (called joists, beams, and columns), “U” (channels), or T. These types of steel “sections” are used for construction. Angles, shapes & sections are hot rolled structural sections obtained by hot rolling blooms or billets. Beams, channels, and angles are used in construction and infrastructure projects, factory structures, transmission towers, bridges, railways, and mining. Mott MacDonald projects a supply-demand gap of billets in India growing from a flat level through 2009/10 to about 3% by 2011/12 where demand is expected to grow by 8% annually.

Structural Steel: Supply/Demand (Mott MacDonald)
(Millions of Metric Tons)

Year	Demand	Supply w/o Capacity Additions	Gap	Demand	Supply With Capacity Additions	Gap
2007 – 08	5.28	5.525	-0.24	5.28	5.525	-0.24
2008 – 09	5.70	5.525	0.18	5.70	6.12	-0.42
2009 – 10	6.16	5.525	0.64	6.16	6.12	0.04
2010 – 11	6.65	5.525	1.13	6.65	6.12	0.53
2011 – 12	7.19	5.525	1.66	7.19	6.97	0.22

In summary, the strong economic growth in India, the increased urbanization, the increased expenditure on large infrastructure projects, and the general economic development is expected to drive a significant increase in per capita consumption of steel and regional and nationwide demand for steel products. Mott MacDonald believes that there will be price increases for structural steel products in the range of 9% annually.

Suppliers

GHIL sources its entire coal requirement at the Mundra Port from the Adani Group which is known for their imports of high quality coal from South Africa. The Company has established good relations with iron ore suppliers and is presently sourcing iron ore from suppliers in Hospet/Bellary in the state of Karnataka, India. The Company has also stationed their representative at the above mentioned places which ensures supplies for the production process are made available. The Company is presently meeting its cast iron scrap and high melting scrap requirements through the local market and adequate supply of cast iron scrap is available in the local market. At the current quantity levels that are demanded by the plant the Company is not engaging in medium- or long-term contracts for their raw materials and is instead buying the materials on the spot market.

Marketing

The capacity expansion program described above will require GHIL to adapt and improve its current sales strategy. Currently GHIL predominately sells its products through agents who help to broker and aggregate supply from producers to demand seen from other agents or from direct final users. GHIL primarily utilizes only four agents, one in each of the states of Maharashtra, Delhi, Gujarat, and Rajasthan. The agents typically charge a fixed rate per metric tonnes in Gujarat and a percentage commission in the other three states. GHIL will likely need to grow and expand its sales capacity as it increases production capacity to reach a broader set of final users and potentially to sell directly to final users.

Customers

GHIL’s current top 10 customers include Gallant Metal Limited, Parry Engineering & Electronics Pvt. Ltd., Agrico Udyog, Sri Ram Enterprise AHD, Meera Traders, Nilkanth Concast Pvt. Ltd., Hindustan Exports, Five Star Impex, Asr Multimetals (P) Ltd. Bhachau, and Hi Tech Commodity Pvt. Ltd. These customers represented about 58% of GHIL’s sales over the FY 2008 period, and only one of such customers represents over 10% of GHIL’s sales (14%). Order sizes ranged from $17,000 to $152,000 and averaged approximately $84,000 for the year ended March 31, 2008.

Competitors

The main competitors of GHIL include Monnet Ispat Ltd., based in Raipur in Chattisgargh, which manufactures Sponge Iron and billets, and Varrsana Ispat Ltd., based in Varrsana in Gujarat, which manufactures sponge iron, billets, joists, and thermo mechanically treated steel (“TMT”).

However, we believe that there is no direct regional competitor in the product range of the steel structures that GHIL manufactures, because of the size and the sections of the steel structures manufactured and able to be manufactured by GHIL is not currently manufactured by any other company in the states of Gujarat, Maharashtra, Madhya Pradesh, and Rajasthan. In addition, GHIL currently sells the majority of its products to distributors in the region of its home state, Gujarat, as well as the adjacent states of Maharashtra and Rajasthan. Since delivered price is an important competitive element, relative proximity to customers is important. However, timely delivery, quality, and long-term customer relationships also play a role in a customer’s choice of vendor, and management believes, based on its interaction with its current customer base and growth of the business, that GHIL has a solid reputation in these areas. In addition, its plant is more modern and more efficient than much of its competition, giving it a cost advantage in many instances. In the future, GHIL’s expansion plans are expected to result in reduced per unit costs, as overhead will be spread over a larger volume and as some economies of scale are realized in purchasing raw materials. Also, the company intends to further reduce costs in the longer term, both through operating its own ore mine and through building its own power plant.

In addition, GHIL faces an increase in competition from numerous new plants or expansions of existing plants. However, these new or expanded plants are not in the same region of GHIL’s plant location, and thus are not expected to materially impact the sales or profitability of the business. Further, the expanded plants, which are being undertaken primarily by the larger players in the industry, are projected to be in the segment of flat products (consumer goods, automobiles, etc.), and are not expected to materially impact GHIL’s sales or profitability since GHIL is a regional player situated in the western region of India and is focused in the segment of long (construction) products only.

Finally, because of its relatively small size and efficient layout, GHIL has the capability to easily modify its production templates to produce specific sizes and shapes of structural steel in discrete quantities that are relatively unique and distinguishing in the competitive marketplace in Gujarat, Maharashtra, Rajashtan, and Madhya Pradesh.

History

The promoters founded GHIL in November 2003. From 2003 to 2005 GHIL established on its location in Gujarat, India its billet manufacturing facilities and its rolling mill. Over the subsequent two years it established its sponge iron kiln. GHIL’s management team has extensive experience in the steel industry. The team has commissioned many plants in various parts of India and is also knowledgeable in the mining industry.

GHIL’s plant is situated on approximately 138 acres of land in the Bhuj district of Gujarat which has ample room to expand its operations on an economic, efficient, and less bureaucratic basis. GHIL is close to the ports of Kandla and Mundra as well as to the railhead at Ahmedabad which lowers transportation costs. GHIL is an ISO 9001: 2000 accredited company. ISO certification represents the standard quality of products.

There are a number of key strategic advantages that GHIL has built up that we believe make it an attractive acquisition:

Assets:  We believe GHIL has, over a short period of time, built up a strong asset based on which it can build on. Over the past five years, the experienced management has utilized their knowledge to build a well located plant with significant room to expand. From a technical and engineering perspective, based upon the Company’s approximately 138 acre site which has been planned to anticipate the projected expansion, the current status of drawings and specifications for the expansion, and the in-house experience of management in steel plant construction and operation, we believe that GHIL is well positioned to grow this plant and fully integrate a captive power plant and an iron ore mining operation.

Human Resources:  GHIL currently has a team of approximately 20 technical and skilled individuals and employs a labor force of approximately 600 unskilled individuals. The plant is located in western India, while its administrative offices are located in Mumbai.

Management:  GHIL is currently a traditional Indian family-owned and managed business that is transitioning to a professionally run business. The officers and directors of the business have decades of experience in the steel industry. They have formed the company and rapidly brought it to its current size. Our board of directors, after evaluating over 175 companies and associated management teams, believes that the management of GHIL, in particular its leadership team, is in large part poised to be successful in what we expect will be a substantial increase in its growth from its current capacity and utilization levels to much higher levels in the future. We expect to combine GHIL’s extensive in-country experience and steel-making expertise with our strategic, financing, structuring, management, and business process experience to lead the company in an exciting and dynamic environment.

The Key Management Team Members of GHIL:

Mr. Prakash Rajgarhia, (59) is co-founder of GHIL. In 1986, he founded BABA Corporation, a company dealing in the import of polymers. In 1997 he co-founded Netkraft Private Ltd., a Bangalore-based information technology company developing high value business solutions in the Retail & Distribution and Health & Life Sciences markets. The firm was supported and seeded with $4.5million of capital from Actis (CDC) along with Jump Start Private Ltd. In 2001, he made a strategic investment in Concourse Technology Ltd., a closely held IT training company. In 2004, he co-founded GHIL, and has been instrumental in streamlining operations, establishing systems and providing management expertise to the business. Mr. Rajgarhia’s has a Bachelor’s in Commerce, 1967; LLB, 1971. Since 2001, he has been involved as a co-founder of Aurovision Pvt. Ltd., an Information Technology company dealing in graphical interfaces, web development, software development, and business intelligence. In 2003, he co-founded Global Hi-Tech Industries Ltd. He has been instrumental in streamlining operations, establishing systems and providing management expertise to the business.

Mr. Narayan Prasad Tekriwal, (52) is co-founder of GHIL. He is presently the Managing Director of the company as well Director of Procurement/Sales and the driving force behind the company’s technical superiority. He has over 34 years of experience in the steel industry. From 1980 to 1990, he worked as an independent steel trader. In 1990, he founded co-Hi-Tech Abrasives Ltd., a company involved in the production of ingots through induction furnaces and has a plant in Raipur, India. Mr. Tekriwal has a Bachelor’s in Commerce and is an executive member of the Sponge Iron Manufacturers Association of India. In 2003, he co-founded Global Hi-Tech Industries Ltd. And presently is the Managing Director of the company.

Mr. Vivek Agrawal, (40), is the Director of Engineering. Since 2004, he has been responsible for implementation of the integrated steel plant manufacturing unit. He implemented ISO 9001 quality systems with a team of managers and a work force of 650 people. From 1991 he has worked on a variety of industrial and commercial projects. These projects included steel wire drawing units (Surya Wires, Vanadan Industries, and Swastic Wires), rolling mills (Sarti Spat Loha Udyog and Agrawal Rolling Mill), structural rolling mills (Radhakrishna Rolling Mill Ltd., Prakash Steels Ltd.), induction furnaces (Inaba Steel, Ashok Ispat, Maruti Ferrous, Millenium Steel and power Ltd.) sponge iron units (Monet Ispat, Stayarth Steels Ltd., Sharda Sponge Ltd., P. D. Industries Ltd., and GHIL). Mr. Agrawal’s qualifications include a Bachelor’s in Civil Engineering from the National Institute of Raipur, 1991, a Post Graduate Diploma in Computer Applications from the Ravi Shanker University in Raipur, 1994, and is completing a thesis for a Doctorate in Industrial Management from National Institute of Management, Ahmedabad. He has a diploma in ISO 9000 series and quality assurance and is a member of the Indian Institute of engineers as Chartered Engineer. In last 4 years, he has the Project in Charge for Global Hi-Tec Industries Ltd. And as a technical director and consultant to Dynamix Urja India Ltd.

Mr. Rajesh Gaur, (38), has been the Vice President for Procurement/Sales since 2003. He has over 13 years of experience in Corporate Finance & Banking, MIS, Commercial & Operations of steel industries and Business Development of steel. He has worked with many well-known firms including Welspun, Binani, IG Petrochemicals, and Ram Ratna. Mr. Gaur has a Bachelor’s in Commerce from KJ Somalya College, 1991 and an MBA in Finance from the KC College of Management, 2004.

Mr. Dhiren Kothary, (45), will be the Chief Financial Officer on closing of the acquisition of GHIL. He has a Bachelor’s in Commerce with honors from Mumbai University, 1995, and is a Chartered Accountant. He has an experience of 23 years in the field of assurance, taxation, stock broking, Corporate Advisory, Capital Market and Project Finance Advisory Services across different industries in the trading, manufacturing & services sector. In last 5 years, he has been providing financial consultancy services.

Ms. Rupal Joshi, (33), is the Director of Human Resources. She has completed her PGDBM and Master’s of Commerce (Management) for University of Saurashtra, 1999 and 2003 respectively. She has working experience with D R Garments (India) P Ltd., Anchor Daewoo P Ltd and Parle Products P Limited. She has been employed with GHIL since 2007.

Litigation

On January 16, 2008, a petition was filed by the holders of approximately 33.4% of GHIL’s common stock (“Petitioners”) in the Corporate Law Board (“CLB”) against GHIL, Narayan Prasad Tekriwal, Ashok Kumar Maskara, Rohit Kumar Maskara and SBI (“ Respondents ”) under section 397, 398, 399 and 402 of the Companies Act, 1956 claiming that certain actions undertaken by the Respondents amount to oppression and mismanagement against the Petitioners.

The primary contentions of the Petitioners under the case are as follows:

(i)	That shares allotted on 25 October, 2007 and thereafter are unauthorised and illegal and such allotments have caused increase in the percentage holding of the Respondents’ group in the Company at the cost of corresponding reduction of the holding of the minority group in the Company.
(ii)	That the Respondents have maliciously changed the Company’s registered office from Chattisgarh to Maharashtra and also changed the auditors of the Company in order to keep the Petioners away from the affairs of the Company.
(iii)	No notice of any meetings of the board of directors or of the meetings of members was served on any of the directors/members of the Petitioners’ group.
(iv)	That the Mr. G.K. Agarwal and Mr. Deepak Agarwal from the Petioners’ group were illegally removed from the board of directors of the Company and Mr. Sunil Kumar Maskara and Mr. Narayan Prasad Tekriwal were illegally added to the board.
(v)	That SBI is not releasing the personal guarantees and collateral securities furnished by Mr. Gopal Krishna Agarwal and Mr. Deepak Kumar Agrawal.

A reply to this petition was filed by the Respondents on May 29, 2008 denying the allegations. In addition petition filed on January 16, 2008, the Petioners had also filed an application in July 2008 alleging certain other acts of mismanagement.

The following interim orders were passed by the CLB on this matter:

(i)	The personal guarantees and the collateral securities furnished by the Petitioners to GHIL’s lenders were directed to be released.
(ii)	The Respondents are restricted from availing any further credit facility from any bank or financial institution until final disposal of the petition.
(iii)	The Company is restricted from holding or convening any board meeting with the present board of directors and the AGM without prior permission of CLB.

On November 27, 2008, the following order was passed:

(i)	Petitioners sell their interest in the Company for consideration of INR 135,000,000 (equivalent to USD 2,906,351) in full and final settlement of the suit. Upon receiving this payment, Petitioners will not have any claim against GHIL or the Respondents.
(ii)	The Respondent will be paid the entire amount of INR 135,000,000 (equivalent to USD 2,906,351) on or before March 31, 2009.
(iii)	The Respondents will be paid a sum of INR 5,000,000 (equivalent to USD 107,643) on or before December 15, 2008 as a part of INR 135,000,000 (equivalent to USD 2,906,351).
(iv)	The petitioner directors will submit to GHIL their resignation letters which will not be accepted by GHIL until all the guarantees given by them are released by GHIL’s lenders.
(v)	On the receipt of full consideration of INR 135,000,000 (equivalent to USD 2,906,351), the Petitioners will hand over their share certificates together with blank transfer forms to the company.
(vi)	All interim orders stand vacated.

On December 27, 2008, majority shareholders of GHIL (the owners of the 51.6% stake in GHIL which is the subject of proposal 1 of this proxy statement) entered into an agreement to purchase the 32.7% stake in GHIL from the minority shareholders, and Delta Enterprises Limited (which GAC will own subsequent to the consummation of the transactions contemplated by proposal 1 to this proxy statement) subsequently has the right to purchase within 120 days from the majority shareholders following the agreement between the majority shareholders and the minority shareholders. Once it controls Delta, GAC intends to acquire this 32.7% stake, subject to obtaining an approval from the competent authorities and the approval by the post-transaction board of directors of GAC in its sole discretion. The aggregate consideration per share to be paid by GAC for the 15.7% interest will be $1.8 million and 392,000 shares of GAC common stock. The aggregate consideration per share to be paid by GAC for the 32.7% interest will be $3.8 million and 817,000 shares of GAC common stock. The cash portion of the consideration will be paid to the stockholders, pro-rata based on their stock ownership, and the share portion will be paid to Nicolene. We anticipate the acquisition of the remaining minority interest in GHIL to occur within 30 days of the closing of the acquisition of the majority interest as described in this proxy statement. Due to agreements made in connection with the litigation, the holders of the 15.7% interest in GHIL may not transfer that interest until the 32.7% interest is purchased. We do not anticipate that this arrangement will prevent us from or delay us in acquiring the remaining interest in GHIL.

Past Financial Performance

For the fiscal years ended March 31, 2006, 2007 and 2008, GHIL’s overall revenue has been growing strongly. The overall revenue for FY 2006, 2007 and 2008 have been approximately $6.30 million, $23.90 million and about $55.13 million, respectively. All amounts below are derived from financial statements presented in accordance with US GAAP.

Gross Margins:  Fiscal years ending in 2006 and 2007 we feel are not truly representative of our current operations as the plant was still establishing its billet manufacturing and rolling mill over FY 2006 and its sponge iron kiln over FY 2007. We expect to increase working capital funding and begin funding a capital expenditure program that will triple our installed capacity. Its gross margins for FY 2005, FY 2006, and FY 2007 were approximately 13.3%, 12.7%, and 18.4%, respectively.

Depreciation:  There is a significant difference in the way that India generally accepted accounting principles (IGAAP) treats depreciation and the way United States generally accepted accounting principles (USGAAP) treats depreciation. Under IGAAP, a company amortizes/depreciates its property, plant and equipment on a depreciation rate specified in a statute. Under USGAAP, a company amortizes/depreciates its property, plant and equipment over the useful life of assets. This creates a difference in the earnings reported under IGAAP and USGAAP. Earnings will be reported in USGAAP subsequent to the Acquisition.

Interest:  GHIL pays an average of 12.3% interest on its 5 loans and working capital facility over 2007. Not including lease payments, GHIL paid $0.31 million, $1.35 million, and $3.92 million in interest for FY 2005, 2006 and 2007, respectively.

GHIL’s earnings for FY 2005, 2006, and 2007 were about $(0.81) million, $0.57 million and $3.43 million respectively. The increase in earnings over the past three years has been due to increased production. It is our belief that by lowering the cost of capital and providing liquidity to the company, there will be a substantial improvement in earnings.

GHIL’s EBITDA (a non-GAAP financial measure) for FY 2005, 2006, and 2007 were about $1.12 million, $4.06 million and $11.49 million, respectively. The increase in EBITDA over the past three years has been due to increased production. It is our belief that by lowering the cost of capital and providing liquidity to the company, there will be a substantial improvement in EBITDA.

Projected Financial Performance

The projections for GHIL, based on the current expansion plans, are as follows (the historical information is derived from financial statements presented in accordance with US GAAP). These projections were initially prepared by the management of GHIL, which provided such projections to Mercurius Advisory Services Private Limited and Mott MacDonald. Mercurius Advisory Services Private Limited and Mott MacDonald organized the information provided by management in an appropriate format. Such information was then provided to Dr. R.C. Krishna, who is expected and who intends to join the post-transaction company’s board as a non-executive Chairman, and by Ashwin Belur, who is expected and who intends to be the CEO, President and a Director of the post-transaction company, and commented on by them, based on their knowledge of GHIL and the Indian steel industry.

In establishing financial projections, GHIL management assumed successful completion of the acquisition which is the subject of this proxy, which would provide GHIL with the capital required to execute its business plan (approximately $22 million, excluding amounts that would be financed through debt). GHIL management made numerous assumptions in making its projections, which included:

•	by investing $5 million in working capital, GHIL could increase its utilization of existing capacity from approximately 48% to approximately 80%, expected to allow it to increase production from 46,000MT for the FY ending March 31, 2009 to 77,000 for the FY ending March 31, 2010, and incrementally adding approx $4.3 million to projected EBITDA;
•	should GHIL be able to successfully complete its plant expansion from 100,000MT to 300,000MT by early December 2009 (for which it requires approximately $34 million, of which $17 million is expected to be funded from the business combination), GHIL could be expected to produce an incremental 42,000MT beyond the 77,000MT noted above during the FY ending March 31, 2010, incrementally adding approximately $9.9 million in EBITDA for FY 2010;
•	the selling prices for steel, billets, and sponge iron would each increase 7% in FY 2010, with respective realized prices of $875, $750, and $500 per tonne, and that there would be a ready market for GHIL to sell all it produces;
•	prices for key raw material used in production would also increase 7% for FY 2010, including specific increases to $136, $682, and $125 for, respectively, iron ore, HMS, and coal;
•	direct tax rates of 34% with an excise tax of 14.4% and a VAT tax of 4%, expiring in July 2010 and July 2012 or upon reaching USD10.85mn (whichever is earlier), respectively;
•	a rupee exchange rate per US dollar of 44.01 per dollar, versus 46.45 as of Sept 30, 2008, and a rupee exchange rate of 67.33 per Euro versus 59.45 as of Sept 30, 2008;
•	that future iron ore costs upon opening the iron ore mine described elsewhere in this proxy would decrease from $136 to $58 per tonne, and that upon completion of a captive power plant the costs of power would decrease from 13 cents per kilowatt hour to 5 cents.

The projected revenue for the fiscal year ending March 31, 2009 is approximately $53.17 million with after tax earnings of around $0.17 million. The increase over 2008 revenue is expected to come from the increased availability of working capital and increased capacity utilization.

The projected revenue for the fiscal year ending March 31, 2010 is approximately $118.68 million with after tax earnings of around $8.40 million, with the increase from 2008 expected to come from the a change in the mix of the product to higher margin structural steel and increased production capacity.

GHIL has in place a planned Capacity Expansion Program that will increase the capacity of the plant to 210,000 MT for sponge iron, 300,000 MT for billets, and 300,000 MT for structural steel. The following shows the projected revenue, by project, of the backlogged work for fiscal years 2009 and 2010, and the projected earnings from these projects in total:

	FY 2008 (Actual)	First Half FY 2008 (Unaudited/ Reviewed) (Actual)	First Half FY 2009 (Unaudited/ Reviewed) (Actual)	FY 2009 (March 31, 2009)	FY 2010 (March 31, 2010)
Projected Revenue	55,130,726	25,862,115	29,626,774	53,171,853	118,683,516
Cost of Goods (excludes depreciation)	(43,644,080)	(20,512,815)	(23,849,638)	(40,697,292)	(90,155,566)
EBITDA	9,854,448	4,299,432	5,108,730	11,142,983	25,256,059
Projected Net Income	3,428,180	1,799,916	1,814,868	172,466	8,401,542

Reconciliation of EBITDA to GAAP

Below is a table reconciling EBITDA to Net Income. EBITDA is used by GHIL management as a performance measure for benchmarking against GHIL’s peers and competitors. GAC intends to use EBTDA for the same purposes after the transaction is consummated. GAC believes that EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the security industry. Additionally, GHIL uses EBITDA for internal performance measurements. EBITDA is not a recognized term under GAAP. EBITDA was computed using the same consistent method from quarter to quarter. EBITDA is defined as net income before interest, taxes, depreciation and amortization. The presentation of EBITDA is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

	Year Ended 31-Mar-06	Year Ended 31-Mar-07	Year Ended 31-Mar-08	Six Months Ended 30-Sep-07	Six Months Ended 30-Sep-08	Projected	Projected
						Year Ended 31-Mar-09	Year Ended 31-Mar-10
Net Income	(807,369)	566,730	3,428,180	1,799,916	1,814,868	172,466	8,401,542
(+) Interest Expense	308,732	1,348,197	3,917,103	1,503,020	1,634,625	3,180,581	6,148,968
(-) Interest Income	(2,037)	(37,846)	(129,021)	(54,923)	(11,223)	—	—
(+) Tax Expense	(520,101)	318,833	1,219,518	375,599	978,830	910,526	4,326,139
(+) Depreciation	308,300	1,048,262	1,418,668	675,820	691,630	6,879,411	6,379,411
EBITDA	(712,475)	3,244,176	9,854,448	4,299,432	5,108,730	11,142,983	25,256,059

Due Diligence and Valuation

Several of our proposed board members are experienced in matters involving valuation of companies and the performance of due diligence typically used in the valuation process.

Our board director Mr. McGrath has more than 25 years of experience in general management, acquisitions and financial investments. Since April 1989, he has been Chairman and Chief Executive Officer of Fairfax Capital Partners, Inc., a private investment firm. From 1997 – 2001, Mr. McGrath was Chairman of the Board of Xycom Automation, Inc., a privately held manufacturer of controllers and software used in factory floor automation. From 1992 to 1997, he was Co-Founder and a Director of American Medical Response, Inc., a publicly traded company on the New York Stock Exchange which acquired over 100 ambulance services in 36 states and which was sold to Laidlaw Industries in 1997 for in excess of $1.5 billion. He has led teams that conducted due diligence, valuations, made acquisitions and integrated corporate governance strategies. He has led public companies through capital raises, high growth, restructuring, involving both organic and inorganic expansion. He has been on the sell-side and buy-side of an acquisition. His experience has helped him gain valuable insight in creating business models, evaluating risk, conducting due diligence and the principals of evaluating and valuing businesses.

Our board director Mr. Pica has over 30 years of experience in mergers and acquisitions, investment banking, operations and general management. From 1994 to 2000, he was Group President of Capital Finance at Prudential Securities, Inc., where he was responsible for venture capital, investment banking, mergers, and acquisitions, equity research, institutional trading, and syndicate operations. As a result of his experience, he is very knowledgeable about the valuations of companies.

Our board director Mr. Rousseau has over 30 years of experience in private equity investing, company management and legal practice. He has been involved in valuing companies, conducting due diligence and a variety of services related to private equity investments, including mergers and acquisitions. As a result of his experience, he is very knowledgeable about the valuations of companies.

Our proposed board director Vinod Verma has a long track record of success in finance and banking. He is currently head of Société Générale in New Delhi. As a result of his experience, he is very knowledgeable about the valuations of Indian companies.

Our proposed post-closing board Chairman Dr. Krishna, MD has 12 years of international private equity experience with investments in the US and India. Krishna is also the Chairman of India Globalization Capital (IGC-NYSE Alternext), the first publicly traded India-focused Special Purpose Acquisition Corporation

(SPAC) that has acquired two infrastructure companies and one wind power generation plant. As a result of his experience his is very qualified to judge the valuation of GHIL. Dr. Krishna has been a practicing physician for the last twenty years.

Our proposed CEO Ashwin Belur, has 20 years of experience in international financial markets with Goldman Sachs and ABN Amro and as a result is familiar with researching and valuing a variety of companies. From 2002 to 2008, Mr. Belur held a number of positions with ABN Amro, most recently as a Director.

Sunil Widge, our proposed director, has over 30 years of general management and technical experience in the steel industry. He is currently Senior Vice President and Chief Technology Officer at Carpenter Technology Corporation, a publicly traded New York Stock Exchange company engaged in the production and distribution of steel, titanium, and other alloys. Mr. Widge has been employed by Carpenter Technology Corporation since 1976, and has held a variety of positions there, including serving as Director of Research and Development, Vice President for Technology and Quality, and Vice-President—Forged Bar Business Group and Technology. He owns 5 U.S. patents, and has held leadership positions with the American Society of Metals, The Metallurgy Society, the Industrial Research Institute, and the Special Materials Processing Consortium. Mr. Widge holds a BS degree from the College of Engineering in India, an MBA from Wharton School of Business, and a Ph.D in metallurgy and material science from Lehigh University.

Although GAC did not obtain a fairness opinion on the transaction, it did hire a number of consultants and/or advisors in connection with evaluating the transaction. In addition to its management team performing due diligence on GHIL, GAC hired Mercurius Advisory Services for a fee of $296,000 (of which $50,000 is deferred until closing), Mott MacDonald, for a fee of $75,000 ($51,000 of which has not yet been incurred or paid), and Economic Law Practice for a fee of $75,000 ($44,000 of which is deferred until closing) to perform additional detailed due diligence on respectively, legal and financial, technical and engineering, and legal matters. A summary of the technical and engineering due diligence report provided by Mott MacDonald, the legal due diligence report, and the financial due diligence reports Mercurius Advisory Services provided are included in Annexures B, C, and D to this proxy statement, respectively. GAC also asked Maxim Group to assist GAC’s management in financial analysis and modeling, negotiations with GHIL, drafting of roadshow materials, and determination of market comparables which asssistance it provided. GAC also asked (i) Lazard Frères & Co. LLC to assist GAC’s management in the drafting of roadshow materials and determination of market comparables, which assistance Lazard Frères & Co. LLC provided and (ii) Ladenburg Thalmann & Co. Inc. to assist GAC’s management in the drafting of roadshow materials and transaction structure analysis, which assistance Ladenburg Thalmann & Co. Inc. provided. These investment banks did not provide any report or written opinion on any matter; they merely performed certain services at the request of management in connection with its analysis, including, with respect to Maxim Group, the valuation analysis beginning on page 78 of this proxy statement. Maxim will be paid 1% of the consideration paid to GHIL shareholders upon closing and has received $25,000. During this evaluation process, neither Ladenburg Thalmann & Co. Inc. nor Lazard Frères & Co. LLC have been paid for any services they provided. Ladenberg and Lazard Capital Markets LLC, as underwriters in GAC’s initial public offering, will receive a portion of the deferred underwriting compensation held in trust if the transaction closes. If the transaction closes, Lazard Frères & Co. LLC will receive a fee from Lazard Capital Markets LLC in connection with this transaction pursuant to a business alliance agreement between their respective parent companies. GAC hired Loeb & Loeb LLP, based in New York, as legal counsel in the US who primarily provided advice on the definitive agreements and the drafting of the proxy and Economic Laws Practice, based in Mumbai, as legal counsel in India who primarily provided advice on the drafting of the definitive agreements and the structuring of the transaction as it related to Indian law.

The firm of Economic Laws Practice (ELP) is a law firm in India with offices in Mumbai and Delhi. The Partner responsible for our matters, Suhail Nathani, has managed teams that specialize in conducting legal due diligence, negotiating and drafting agreements, mergers and acquisitions, and general Indian corporate law. The firm was responsible for drafting the acquisition agreements and ensuring compliance with Indian law.

Mott MacDonald (Mott) is a multi-disciplinary management and engineering consulting firm engaged in development projects world-wide relating to energy, transport, water, and the environment to building, industry and communications. Mott is a wholly independent international company, based in the UK, with turnover in excess of $1.5 billion, over 13,000 staff and global experience spanning 140 strategic centres. Mott operates from offices in centres throughout the UK and in countries across Europe, Asia and the Pacific, the Middle East, Africa, America and India. A summary of their report appears in Annex B.

Mercurius Advisory Services (MAS) is an accounting, audit and legal consulting and advisory firm that was founded in 2006 by Ankit Jain and Siddhartha Havelia. In their auditing practice they specialize in auditing, SOX implementation and testing, setting up the process and their reviews, preparation of financial statements in Indian GAAP, conversion of statements to US GAAP, and financial and legal due diligence. In their legal practices they specialize in ensuring local Indian companies are in compliance with the relevant regulations and reporting requirements and preparation of and meeting SEC filing requirements. The principals at Mercurius are individuals with prior experience at Price Waterhouse, Coopers, Grant Thornton and American Express. Their clients include several multi national companies located in India, China and the United States of America. Mercurius was responsible for conducting financial and legal due diligence and helping the accounting staff at GHIL to prepare US GAAP statements, schedules and the requisite back-up required for a US GAAP audit, finalization of modeling and preparation of the Proxy. A summary of their reports appear in Annexes C and D.

PCAOB-registered audit firm Yoganandh & Ram based in Chennai, India, was responsible for conducting a three-year US GAAP audit of GHIL.

GAC selected its consultants and/or advisors in the following manner: Mott MacDonald was already known to GAC by reputation. The partners of Mott McDonald were introduced to GAC by Dr Krishna, who is expected and intends to be the Chairman of the Board of Directors post-transaction and who had used Mott McDonald satisfactorily in other assignments. GAC also independently performed due diligence on their local qualifications through senior executives in an Indian steel company known to them. Mercurius Advisory Services was recommended to GAC by GAC’s local counsel and by Dr. Krishna, and two of GAC’s board members interviewed them in India prior to engagement. While in India, GAC also personally interviewed Mr. Suhail Nathani, partner of the law firm of Economic Laws Practice. Mr. Raman Madok, the former CEO of Jindal Vijayanagar Steel, who performed certain advisory services for GAC, was also interviewed by GAC. In all cases, GAC management negotiated directly with the respective consultant and independently determined the scope and duration of work assignments. None of such advisors had a pre-existing relationship with GAC or its officer or directors.

Based on the resources we devoted to evaluating and conducting due diligence of all our acquisition candidates, we decided not to devote additional resources and engage an investment bank to render a fairness opinion, instead we relied on the team consisting of members of the Board highlighted above, Mercurius Advisory Services and Mott to assist us in valuing the company. As described above, GAC also hired Mercurius Advisory Services, Mott MacDonald, and Economic Law Practice to perform additional detailed due diligence on respectively, legal and financial, technical and engineering, and legal matters. A summary of the technical and engineering due diligence report provided by Mott MacDonald, the legal due diligence report, and the financial due diligence reports Mercurius Advisory Services provided are included in Annexures B, C, and D to this proxy statement, respectively. GAC also had certain financial analyses performed by Maxim Group to assist GAC’s management in financial analysis and modeling, negotiations with GHIL, drafting of roadshow materials, and determination of market comparables.

Valuation Analysis

According to the underwriting agreement we entered into in connection with our initial public offering, our initial target business or businesses in the aggregate must have a fair market value, as determined by our board of directors, equal to at least 80% of our net assets at the time of the business combination. The fair market value of the 51.6% equity interest we propose to acquire in GHIL was calculated, during negotiations with the company, in the aggregate, to be $93.3 million, which represents 139% of our net assets as of September 30, 2008, which were $67.0 million.

Although the valuation analysis and the stand-alone enterprise value described in this proxy statement assumes that the transaction between Geneva and GHIL has been consummated, GAC believes that the valuation of GHIL would be approximately the same without assuming the consummation of the transaction. GHIL has other financing alternatives, but the Promoters chose to pursue the transaction with GAC because they believe that the transaction with GAC is a better financing choice than other alternatives. In reaching their decision, GHIL management determined that the GAC transaction provides the lowest aggregate cost of capital in a single financing, and that it may bring other attendant long term benefits such as liquidity that may improve the combined company's longer term competitive position and value in excess of the estimated stand-alone values. In addition, the Promoters believe that this financing choice provides the lowest level of dilution to their ownership in GHIL. Alternative sources of capital available to GHIL include additional debt, third party equity investment, strategic partners, the utilization of free cash flow from operations and the possibility of going public in India. However, if the funds required for GHIL’s expansion plans are not sufficiently available or are delayed, GHIL’s ability to complete its plant expansion will be compromised and its projections may not be met as scheduled. Even assuming that GHIL is unable to complete its plant expansion plans, GAC believes that GHIL does satisfy the requirement that it have a value equal to 80% of GAC’s net assets at closing.

GHIL’s existing lenders, including GHIL’s lead banker, the State Bank of India, have to date provided a credit line of approximately $18 million and are currently considering expanding GHIL's existing line of credit by providing an approximate additional $6 million in working capital pursuant to an application by GHIL. Though additional debt would increase interest charges beyond current levels, EBITDA would be substantially similar in the event of one or more alternative financings should GHIL not consummate the proposed merger agreement with GAC. In considering the alternative effects on net income, another valuation metric, if GHIL chose to finance approximately $6 million (an amount they have already applied for to the State Bank of India) to increase working capital with an interest rate that may be as high as 15% per year, the net income of GHIL would be approximately the same as the net income of the combined company after the transaction with GAC, because the public company costs would approximately offset these financing costs.

In addition to the increase of working capital referenced above, GHIL’s management has been having an ongoing dialogue with its existing and other lenders concerning equipment financing to expand its plant capacity from 100 MT to 300 MT annually, which would cost an aggregate of approximately $34 million and which the Company believes could be financed with additional debt of approximately 50%-60% of the total equipment costs (approximately $17 million, a number which is already assumed to be required by the projections included in this proxy statement). With respect to the remaining $17 million, GHIL’s management has stated that a private equity group in India, as well as several individual investors and potential strategic partners, have, in the last twelve months, expressed interest in investing directly in GHIL in return for an equity position in GHIL and that it believes that it could raise the additional $17 million required from equity sources. In addition, over the last twelve months, GHIL has had conversations with underwriters about going public in India and listing on the Indian stock exchange, which GHIL believes would result in GHIL raising substantially all the funds required to complete its expansion program. Furthermore, GHIL’s management believes that, with the additional working capital described in the immediately preceding paragraph, beginning some time in the next twelve months, GHIL will be generating free cash flow in excess of $10 million annually, which could be used to offset a portion of the expansion costs.

Based on the foregoing, GAC believes that GHIL would be in a position to complete its expansion plans at approximately the same time that it would do so if the transaction with GAC were consummated and that, therefore, the valuation analysis and the stand-alone enterprise value would be approximately the same as stated in this proxy statement regardless of whether GAC successfully completes the proposed transaction with GHIL.

The difference between the purchase price being paid as consideration for GHIL, as set forth in note (a) (ii) on Page 46 and elsewhere in this proxy (which is $33.9 million assuming all earnout amounts on page 44 are actually earned or $13.6 million assuming none are so earned) and the value of GHIL of $93.4 million as described in the “Valuation Process” section results from the willingness of GHIL’s current stockholders to sell at a discounted value due to the difficulty in raising capital for expansion and the belief by the majority stockholders and current management of GHIL that being a public company in the United States would provide GHIL with liquidity and access to capital in the long term. GAC provides the combined entity with, among other elements, the necessary equity capital to execute some or all of its expansion plans, a public security which has several attendant benefits including but not limited to liquidity, the ability to more easily and less expensively raise debt and equity capital in the future, raised stature in the eyes of customers and other stakeholders, and an expanded Board Of Directors with a greater range of experience. Without being able to expand and the implementation of organizational improvements, GHIL might not be able to effectively compete in the future.

Our approach to valuing the companies, consisted first of an analysis of the infrastructure sector in India, this included analyzing historical growth, future growth, competitive landscape, market size, and an analysis of the companies that are publicly traded on the Indian stock market. We then analyzed the US market for comparable companies and considered the multiples at which the U.S. companies trade on the U.S. stock exchange. We then considered, qualitatively, the different types of risks including the following:

•	Country/political risk consists of the likelihood that our business would be affected adversely from mass riots, civil war, currency devaluation, regulatory changes etc. While this risk would apply to all companies in India its impact on the infrastructure sector could be more than a sector like Information Technology (IT) or Business Process Outsourcing (BPO). For example, civil disturbance is likely to hurt our business, versus a business in IT or BPO.
•	Labor risk consists of risk associated with labor. This is an important risk factor as certain aspects of the business depend on a large unskilled labor-force. We determined that this risk while real was a risk factor that potentially was limited to certain states in India where GHIL did not have much, if any, business.
•	Risk associated with clients (collection risk) was determined to be relatively low as most of the contracts that are awarded are by companies owned or indirectly supported by the government. While we perceived a likelihood of payment delays, the Company has not experienced defaults in collection of its accounts receivable historically, and we did not expect any defaults from the current client base.
•	We analyzed the transparency of the contract award process in India and determined that the government had overhauled the process and introduced a great deal of transparency including sealed bids and strict guidelines for technical qualifications as well as stringent rules for financial qualifications.

Based on the market outlook and a qualitative analysis of risk, the board decided that the infrastructure sector would be very attractive to our shareholders.

We Used Three Methodologies for Valuing GHIL:  public peer group multiples, comparable transaction multiples and discounted cash flow analysis.

Public Peer Group

The valuation of GHIL involved comparing this company to the peer group of companies that were publicly traded on various stack exchanges and the EBITDA/TEV multiple for the Fiscal Year Ending (FYE) March 31, 2009. We focused on the Fiscal Year Ending March 31, 2010 (FYE 2010), as that would be the first full year post funding. The FYE 2010, trading multiples (source: Bloomberg) for each of the companies in the peer group are shown below as of November 11, 2008. We also provide the EBITDA/TEV ratios for FYE March 31, 2008 as of November 11, 2008 (source: Bloomberg).

	FY 2009	FY 2010
Steel Companies (China/Taiwan)
Feng Hsin Iron & Steel Co. Ltd.	2.6x	3.5x
General Steel Holdings, Inc.	9.0x	5.9x
Developing Country Infrastructure
Ameron International Corporation	5.2x	4.0x
Forging (India)(4)
Hinduja Foundries Ltd	7.6x	5.3x
Mean	6.1x	4.7x

The FYE 2010, trading multiples (source: Bloomberg) for each of the companies in the peer group are shown below as of January 7, 2009. We also provide the EBITDA/TEV ratios for FYE March 31, 2008 as of January 7, 2009 (source: Bloomberg).

	Share Price(1)	Equity Value(2)	Enterprise Value(2)	Revenue(3)		Enterprise Value/Revenue(5)		EBITDA(3)		Enterprise Value/EBITDA(5)
Company Name				2008 E	2009 E	2008 E	2009 E	2008 E	2009 E	2008 E	2009 E
	($MM, except per share data)
Steel Companies (China/Taiwan)
Feng Hsin Iron & Steel Co. Ltd.	1.14	665	727	1,165	693	0.6x	1.0x	200	128	3.6x	5.7x
General Steel Holdings, Inc.	4.19	166	549	1,495	1,968	0.4x	0.3x	58	89	9.4x	6.2x
Developing Country Infrastructure
Ameron International Corp	59.91	582	495	659	632	0.8x	0.8x	66	47	7.5x	10.6x
Forging (India)(4)
Hinduja Foundries Ltd	1.38	26	89	108	138	0.8x	0.6x	13	18	6.9x	4.8x
Mean:						0.6x	0.7x			6.8x	6.8x
Median:						0.7x	0.7x			7.2x	5.9x

(1)	Share prices and market values are as of January 7, 2009.
(2)	Includes in-the-money outstanding options, warrants and convertible securities, treasury-adjusted. Enterprise value is equity value plus total debt and minority interest, less cash and equivalents.
(3)	Projections based on Wall Street analyst research compiled by Bloomberg LP as of 1/7/09 unless otherwise noted.
(4)	Fiscal Year Ends March 31, 2009 and March 31, 2010.
(5)	Multiples that are negative or above a certain limit (100x for earnings multiples) are considered not meaningful.

Based on detailed discussions with the management of GHIL, we developed a model of their FYE 2010 revenue and earnings.

Based on our due diligence and development of a model for FYE 2010, we projected GHIL’s EBITDA at 25.3 million. Applying the average public market multiple of 4.7 times EBITDA resulted in a valuation of $118.9 million for GHIL.

We modified the aggregate value of $118.9 million using two factors; a private company discount factor and a control premium factor. Each is discussed below. The private company discount factor is generally arrived at considering:

•	Market Liquidity: As GHIL is private, their stock is illiquid contributing to a discount in its value over the value calculated using public market metrics.
•	Capital Structure: GHIL has been paying interest rates that are higher than the public companies. Further, they are leveraged to a greater extent than their public company counterparts. While, it is expected that GAC will use its balance sheet to reduce the overall cost of capital for GHIL and will normalize the capital structure to make it comparable to the public companies, their capital structure contributes to a discount over public market multiples.
•	Scale: GHIL is smaller than the public market peer group resulting in a different risk profile. While the capitalization that GAC will provide is expected to remove financial risk, the risk of scaling operations will remain. This also results in a discount over the public market multiples.

We qualitatively assessed the private company discount factor (including market liquidity, capital structure, and scale) at 10%. This discount is consistent with private-public market discounts in India, as estimated by our outside advisors.

Regarding control, Geneva is purchasing a controlling interest in GHIL. Further, even in the event that all the management shares over the next several years are awarded to the management of GHIL, GAC would continue to hold a controlling interest in these companies. Typical control premiums in India are between 5% and 15%, as estimated by our outside advisors. We used the premium at the middle of the range of 10%.

Combining both of the factors we arrived at an overall private market discount of 20.0% for GHIL compared to the public peer group. Applying this discount we arrived at a value of $95.1 million for GHIL. This corresponds to a valuation for GHIL that is 142% of our net assets as of September 30, 2008, which were $67.0 million.

Comparable Transactions

This is an analysis that involves a review of merger, acquisition and asset purchase transactions involving target companies that are in industries related to GHIL. This type of analysis generally provides a wide range of values because of the varying importance of an acquisition to a buyer. For example, a strategic buyer may be willing to pay more than a financial buyer. In addition there are potential differences in the transaction process based on how competitive a bid may become. Information involving private buyers and sellers are not typically disclosed unless they involve a public company and the transaction is deemed to be material. As a result, the selected comparable transaction analysis is limited to transactions involving public companies. Although the comparable transaction analysis is inherently based on incomplete information, it does provide insight into the types of investments that have been carried out in India and Asia.

For this analysis, the Company has selected 85 indicative transactions for comparison purposes that have taken place within the last two years: 70 transactions in Asia (ex-India) and 15 in India. The information included has been obtained by the Company from publicly available information.

The average of transactions which disclosed their carried out in Asia (ex-India) show an average multiple of 10.6 times current year’s EBITDA. The average of transactions which disclosed their carried out in India show an average multiple of 6.8 times current year’s EBITDA. Taking a weighted average (by number of transactions) of these two results, the average Comparable Transaction purchase multiple (EV/EBITDA) is 9.9x. Thus the enterprise value based on FY2010 forecasted EBITDA of $25.3 million is $250.5 million. Applying the same discount and premiums used in the peer group analysis to adjust from public multiples to private multiples, yields an aggregate value of $200.4 million or 299% of our net assets as of September 30, 2008, which were $67.0 million.

Discounted Cash Flow

The third methodology used was a discounted cash flow (DCF) methodology. A DCF estimates value based upon a company’s free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. The analysis used unlevered free cash flow after estimated capital expenditures. This represents the amount of cash generated and available for interest, principal and dividend payments after providing for on going business operations and capital expenditures. While a DCF analysis is the most scientific of the methodologies used, it is dependent on projections and numerous industry-specific and macroeconomic factors.

A standard DCF analysis was used to determine the value of GHIL’s equity on the basis of its financial results and projected estimates for the fiscal years 2009, 2010, 2011, 2012 and 2013. Key inputs used in the DCF analysis were the projections for cash flow for the next six fiscal years and the cost of equity for GHIL using standard market data. The key assumptions for projecting revenue and profit were a) the successful completion of the capacity expansion that would result in the production and sale of metric tonnes of steel set forth in the table below, b) new sales contracts based on management’s estimates, c) a continuing commitment by the Indian Government to build out infrastructure.

	2009	2010	2011	2012	2013
	(millions)
Revenues	$53.0	$119.0	$185.0	$221.0	$265.0
EBITDA	$11.0	$25.0	$34.0	$48.0	$92.0
Net Income	$0.1	$8.4	$9.9	$26.3	$50.7
Production (metric tonnes)	46	119	182	208	229

The long horizon equity risk premium is accepted to be 7.1% for 2007 (the most recent year available). We calculated the beta for our peer group (see above comparable public companies) at 1.6 (source: Bloomberg). This yields an equity risk premium of 11.1%. Based on GHIL’s market capitalization (both before and after the financing), we estimate an appropriate size premium to be 9.7%. We then applied the Capital Asset Pricing Model to derive a cost of equity of 24.5% for our industry group. The cost of debt was estimated to be 12.9% based on the GHIL’s results for FY2008. The cost equity and cost of debt were applied to the peer group’s average cost of debt and equity to obtain a weighted cost of capital of 19.9%. We applied this discount rate (weighted cost of capital) to DCF valuation for the Company. The DCF yielded a valuation of $247.0 million for GHIL’s enterprise value or 369% of net assets as of September 30, 2008, which were $67.0 million.

Valuation Summary

All three valuation methodologies are relevant in their own way and provide useful information. We combined all three analyses, allocating each analysis an equal weight of 33.33% and arrived at an average value of $181 million for the entire company. Based on this analysis, the board determined that the acquisition provided the stockholders considerable value and, even with the initial acquisition of 51.6% of GHIL, met the 80% threshold of GAC asset value.

Any estimates contained in the analysis were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth in the analysis. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for our stockholders in connection with the Acquisition Proposal. However, pursuant to our articles, stockholders voting against the transaction may convert their shares to cash. See “Conversion Rights”.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the material U.S. federal income tax consequences of the proposed acquisition of GHIL to GAC and its current U.S. stockholders, as well as the material U.S. federal income tax consequences to the U.S. stockholders of GAC that choose to exercise their conversion rights or that receive cash distributions from GAC. This discussion applies only to stockholders of GAC (referred to herein as “U.S. stockholders”) who are “United States persons,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and who hold each of their shares of the stock in GAC as a “capital asset,” as defined in the Code. The discussion does not purport to be a complete analysis of all of the potential tax effects of the proposed acquisition or such conversion or distribution. The discussion does not address the tax considerations applicable to particular stockholders based on their individual circumstances, or to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt entities, mutual funds, and foreign persons). In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold stock through such entities. The discussion also does not describe the tax consequences arising under the laws of any state, local or foreign jurisdiction or any other federal tax.

The discussion is based upon the Code, U.S. Treasury Department regulations, rulings of the Internal Revenue Service (“IRS”), and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively.

GAC has not obtained a ruling from the IRS or an opinion of counsel as to any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take a different position, or that such position will not be sustained if challenged.

Because of the complexity of the tax laws and because the tax consequences to GAC or any particular stockholder of GAC may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences of the proposed acquisition and any conversion or distribution transaction, including tax reporting requirements, the applicability and effect of federal, state, local, foreign and other tax laws and the effect of any proposed changes in the tax laws.

Tax Consequences of the Acquisition to GAC and Its Current U.S. Stockholders

Neither GAC nor its current U.S. stockholders generally will recognize gain or loss for U.S. federal income tax purposes as a result of the proposed acquisition of GHIL.

Tax Consequences to U.S. Stockholders of GAC Who Exercise Conversion Rights

A U.S. stockholder of GAC that exercises its conversion rights generally will recognize gain or loss for U.S. federal income tax purposes on the conversion equal to the difference between (1) the amount of cash received by such stockholder pursuant to the conversion and (2) such stockholder’s adjusted tax basis in its stock in GAC.

A U.S. stockholder’s gain or loss generally should be computed on a “per share” basis, so that gain or loss should be calculated separately for blocks of stock acquired at different dates or for different prices. The amounts received by a U.S. stockholder of GAC pursuant to the conversion generally should be allocated proportionately to each share of stock owned by such stockholder. The gain or loss recognized by such stockholder in connection with the conversion generally should be a capital gain or loss, and should be a long-term capital gain or loss if the share has been held for more than one year, and a short-term capital gain or loss if the share has not been held for more than one year. Long-term capital gain of non-corporate U.S. stockholders may be subject to more favorable tax rates than ordinary income or short-term capital gain, as discussed below under “— Tax Consequences to U.S. Stockholders Who Receive Distributions from GAC.” The deductibility of capital losses is subject to various limitations.

Tax Consequences to U.S. Stockholders Who Receive Distributions from GAC

If GAC pays a cash distribution (including the distribution described under “Dividends” on page 115) to a U.S. stockholder, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the current or accumulated earnings and profits of GAC. Distributions in excess of such current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. stockholder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain from the sale or other taxable disposition of the common stock. In general, a U.S. stockholder must treat any gain recognized upon a sale or other taxable disposition of our common stock as capital gain. Any such capital gain will be long-term capital gain if the U.S. stockholder’s holding period for the common stock so disposed of exceeds one year. Long-term capital gain recognized by a non-corporate U.S. stockholder generally will be subject to a maximum tax rate of 15% for tax years beginning before January 1, 2011, after which the maximum long-term capital gains tax rate is scheduled to increase to 20%.

Any dividends we pay to a U.S. stockholder that is treated as a taxable corporation for U.S. federal income tax purposes generally will qualify for the dividends-received deduction if the applicable holding period and other requirements are satisfied. With certain exceptions, if the applicable holding period and other requirements are satisfied, dividends we pay to a non-corporate U.S. stockholder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains for tax years beginning before January 1, 2011, as discussed above. It is not entirely clear, however, whether the conversion rights with respect to our common stock may suspend the running of the applicable holding period of a U.S. stockholder in its common stock for the purposes of the dividends-received deduction or the capital gains tax rate on qualified dividends. As a result, U.S. stockholders are urged to consult their own tax advisors on this issue.

Backup Withholding

Unless a U.S. stockholder complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, such stockholder may be subject to backup withholding tax with respect to payments received pursuant to the conversion or any cash distributions received from GAC. The backup withholding tax is currently imposed at a rate of 28%. If backup withholding applies, the amount withheld is not an additional tax, but generally should be allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle the stockholder to a refund, provided that certain required information is timely furnished to the IRS. Stockholders are urged to consult with their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

REGULATORY MATTERS

The acquisition and related transactions are not subject to any federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act).

Consequences if Acquisition Proposal is Not Approved

If stockholders do not approve the acquisition proposal, we will not acquire GHIL. Pursuant to our amended and restated certificate of incorporation, if we do not effect a business combination by February 12, 2009, then pursuant to our certificate of incorporation, our officers and directors must take all actions necessary to promptly dissolve and liquidate GAC.

Recommendation

For the reasons described above, among others, we believe that the acquisition of GHIL is attractively valued, and that our stock is currently trading at a marked discount to that of companies that are comparable to the company that would result from the acquisition. We also note that our common stock has recently been trading near or below the inherent cash value of a common share, which is the estimated amount of cash held in the trust fund that would be payable for each common share if we were to liquidate, subject to potential claims of creditors. Accordingly, after careful consideration, our board of directors has determined unanimously that the Acquisition Proposal is fair to, and in our best interest and those of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ACQUISITION PROPOSAL.

THE ACQUISITION AGREEMENTS

PROPOSAL TO CHANGE NAME TO
INDIA STEEL & METALS CORPORATION

GAC proposes to amend its Certificate of Incorporation to change its corporate name from “Geneva Acquisition Corporation to “India Steel & Metals Corporation” upon consummation of the acquisition in order to reflect GAC’s acquisition of GHIL. If the acquisition proposal is not approved, the name change amendment will not be presented at the meeting. In addition, if the acquisition is not subsequently consummated, GAC’s Board of Directors will not effect the name change.

In the judgment of GAC’s Board of Directors, if the acquisition is consummated, the change of GAC’s corporate name is desirable to reflect the fact that GAC would then be an operating business. A copy of the amended and restated certificate of incorporation as it would be filed if the proposal to change GAC’s name and to amend GAC’s Fourth Amended and Restated Certificate of Incorporation (pursuant to the immediately subsequent proposal) is attached to this proxy as Annex B.

If the acquisition proposal is not approved, this proposal will not be presented at the meeting. In addition, if the acquisition is not subsequently consummated, GAC’s Board of Directors will not effect this amendment to GAC’s Fourth Amended and Restated Certificate of Incorporation.

Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the amendment is adopted.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO CHANGE GAC’s NAME TO INDIA STEEL & METALS CORPORATION

PROPOSAL TO AMEND GAC’S CERTIFICATE OF INCORPORATION
TO GIVE GAC PERPETUAL LIFE

GAC proposes to amend its Amended and Restated Certificate of Incorporation to allow it to have perpetual life (If Article V were not amended, GAC’s corporate existence would terminate on February 12, 2009). In order to accomplish this, the text of Article V will be amended and restated in its entirety. If the acquisition proposal is not approved, this proposal will not be presented at the meeting. In addition, if the acquisition is not subsequently consummated, GAC’s Board of Directors will not effect this amendment to GAC’s Amended and Restated Certificate of Incorporation. It is a condition to the consummation of the acquisition of GHIL that this proposal be approved, since GHIL’s existence will cease unless it is approved by GAC’s stockholders.

Article V of GAC’s Amended and Restated Certificate of Incorporation currently reads as follows:

“The Corporation’s existence shall terminate on February 12, 2009 (the “Termination Date”). This provision may only be amended in connection with, and become effective upon, the consummation of a Business Combination (defined below).”

If this proposal is approved by stockholders, Article V will read in its entirety as follows:

“The Corporation shall have perpetual existence.”

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO GIVE THE CORPORATION PERPETUAL EXISTENCE.

PROPOSAL TO AMEND GAC’S CERTIFICATE OF INCORPORATION
TO REMOVE CERTAIN PROVISIONS THAT ARE NO LONGER APPLICABLE TO GAC

GAC proposes to amend its Certificate of Incorporation to remove those provisions of GAC’s Certificate of Incorporation that will no longer be operative upon consummation of the acquisition (which constitutes a business combination for purposes of GAC’s Certificate of Incorporation), but which were applicable at the time of GAC’s formation as a blank-check company. In order to accomplish this, the text of Article VI except for the text of paragraph (E) (which will be modified to remove any reference to the initial directors) will be deleted in its entirety. If the acquisition proposal is not approved, this proposal will not be presented at the meeting. In addition, if the acquisition is not subsequently consummated, GAC’s Board of Directors will not effect this amendment to GAC’s Amended and Restated Certificate of Incorporation.

Article VI of GAC’s Amended and Restated Certificate of Incorporation currently reads as follows:

The following provisions (A) through (E) shall apply during the period commencing upon the filing of this Amended and Restated Certificate of Incorporation and terminating upon the consummation of any “Business Combination,” and may not be amended during the “Target Business Acquisition Period.” A “Business Combination” shall mean the acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an operating business (“Target Business”). The “Target Business Acquisition Period” shall mean the period from the effectiveness of the registration statement filed in connection with the Corporation’s initial public offering (“IPO”) up to and including the first to occur of (a) a Business Combination or (b) the Termination Date.

A. Prior to the consummation of any Business Combination, the Corporation shall submit such Business Combination to its stockholders for approval regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the GCL. In the event that a majority of the IPO Shares (defined below) present and entitled to vote at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Corporation shall be authorized to consummate the Business Combination; provided that the Corporation shall not consummate any Business Combination if the holders of 20% or more of the IPO Shares exercise their conversion rights described in paragraph B below.

B. In the event that a Business Combination is approved in accordance with the above paragraph (A) and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock issued in the IPO (“IPO Shares”) who voted against the Business Combination may, contemporaneously with such vote, demand that the Corporation convert his IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert such shares into cash at a per share conversion price equal to the quotient determined by dividing (i) the amount in the Trust Fund (as defined below), inclusive of any interest thereon, calculated as of two business days prior to the consummation of the Business Combination, by (ii) the total number of IPO Shares. “Trust Fund” shall mean the trust account established by the Corporation at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

C. In the event that the Corporation does not consummate a Business Combination by the Termination Date, only the holders of IPO Shares shall be entitled to receive liquidating distributions and the Corporation shall pay no liquidating distributions with respect to any other shares of capital stock of the Corporation.

D. A holder of IPO Shares shall be entitled to receive distributions from the Trust Fund only in the event of a liquidation of the Corporation or in the event he demands conversion of his shares in accordance with paragraph B, above. In no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Fund.

E. The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors in Class A shall serve for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall serve for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall serve for a term expiring at the third Annual Meeting of Stockholders. The initial Class A director shall be John F.

Rousseau, Jr.; the initial Class B directors shall be Vincent T. Pica II and Sidney Braginsky; and the initial Class C directors shall be Edwin Snape and Thomas E. Hancock. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

If this proposal is approved by stockholders, Article VI will read in its entirety as follows:

The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors in Class A shall serve for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall serve for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall serve for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO REMOVE CERTAIN PROVISIONS THAT ARE NO LONGER APPLICABLE TO GAC.

THE ADJOURNMENT PROPOSAL

General

The Adjournment Proposal allows our board of directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Acquisition Proposal.

Consequences if Adjournment Proposal is Not Approved

If our stockholders do not approve the Adjournment Proposal, our board of directors may not be able to adjourn the special meeting to a later date in the event there are not sufficient votes at the time of the special meeting to approve the Acquisition.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SELECTED SUMMARY HISTORICAL FINANCIAL INFORMATION
OF GENEVA ACQUISITION CORP.

Selected Summary Historical Financial Information

GAC has a fiscal year that end on December 31. The following financial information is provided to assist you in your analysis of the financial aspects of the proposed acquisition transactions. GAC’s historical information is derived from (i) its audited financial statements as of December 31, 2007 and for the period from its inception on June 2, 2006 to December 31, 2007, and (ii) its unaudited condensed financial statements as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007. The information is only a summary and should be read in conjunction with each of GAC’s and GHIL’s historical financial statements and related notes and GAC’s and GHIL’s respective Management’s Discussion and Analysis of Financial Condition and Results of Operations contained elsewhere herein. The historical results included below and elsewhere herein are not indicative of the future performance of GAC.

GENEVA ACQUISITION CORPORATION
Selected Summary Statement of Income Data

Geneva’s Selected Historical Financial Information
(In Thousands, Except Per Share Data)

	For the Period from June 2, 2006 (Inception) to December 31, 2006	Year Ended December 31, 2007	Nine Months Ended September 30, 2008	Nine Months Ended September 30, 2007
Revenue	—	—	—	—
Interest Income	$—	$2,956	$1,422,173	$2,145
Net income (loss)	(5)	1,564	345,247	1,152
Net income (loss) per share – basic and diluted	($0.00)	$0.13	$0.02	$0.10

	As of December 31, 2006	As of December 31, 2007	As of September 30, 2008
			(Unaudited)
Total Assets	$272	$69,313	$69,959
Common stock subject to possible conversion	$—	$13,067	$13,067
Stockholders’ equity	$20	$53,925	$54,270

DISCUSSION AND ANALYSIS AND PLAN OF OPERATIONS

The information contained in this report identifies important factors that could adversely affect actual results and performance. All forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statements.

Description of Business

GAC was formed on June 2, 2006 as a blank check company for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses in an unspecified industry, with operations primarily in India. We intend to use cash derived from the proceeds of our initial public offering, our capital stock, debt or a combination of cash, capital stock or debt to effect a business combination.

Results of Operations

Off Balance Sheet Arrangements

Options and warrants issued in conjunction with our initial public offering are equity linked derivatives; accordingly, they represent off balance sheet arrangements. The options and warrants meet the scope exception in paragraph 11(a) of FAS 133 and are accordingly not accounted for as derivatives for purposes of FAS 133, but instead are accounted for as equity. See the Notes to the December 31, 2007 financial statements for a discussion of outstanding options and warrants.

Critical Accounting Policies

Our critical accounting policies are described in Notes to our financial statements included elsewhere in this proxy statement. They are summarized here for convenience. We believe the critical accounting polices described involve the most significant judgments and estimates used in the preparation of our financial statements.

Income Per Common Share

Basic earnings per share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the additional dilution for all potentially dilutive securities such as stock warrants and options.

Cash and Cash Equivalents

Cash and cash equivalents are all highly liquid instruments with maturities of three months, or less. The company maintains its cash in bank accounts in the United States of America, which, at times, may exceed applicable insurance limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk including risk from sub-prime debt obligations.

Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities, for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Investments Held in Trust Fund

Investments held in trust consist of Treasury Bills. The Treasury Bills have been accounted for as trading securities and recorded at their fair market value. The excess of market value over cost is included in interest income in the accompanying statement of operations.

Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with our financial statements and the related notes and schedules thereto.

General

We were formed on June 2, 2006, for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, an operating business. On February 16, 2007 and March 8, 2007, we consummated the public offering of an aggregate of 11,500,000 units, which we refer to as our Initial Public Offering. Our efforts in identifying a prospective target business will not be limited to a particular industry. Our initial business combination must be with a target business whose fair market value is at least equal to 80% of our net assets (all of our assets, including the funds then held in the trust account (described below) less our liabilities) at the time of such acquisition. We intend to use cash derived from the proceeds of our Initial Public Offering and our concurrent warrant private placement (described below), our capital stock, debt or a combination of cash, capital stock and debt, to effect such business combination.

Since our Initial Public Offering, we have been actively searching for a suitable business combination candidate. We have met with potential target companies, service professionals and other intermediaries to discuss our company, the background of our management and our combination preferences. In the course of these discussions, we have also spent time explaining the capital structure of the Initial Public Offering, the business combination approval process and the timeline within which we must either enter into a letter of intent or definitive agreement for a business combination, or return to investors the proceeds of the Initial Public Offering, which are held in trust. Our Certificate of Incorporation provides that we will continue in existence only until February 12, 2009, 24 months from the effective date of our Initial Public Offering. If we have not completed a business combination by such date, our corporate existence will cease and we will dissolve and liquidate for the purposes of winding up our affairs. We cannot assure investors that we will find a suitable business combination in the allotted time.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities since inception have been organizational activities and those necessary to prepare for our Initial Public Offering, and thereafter, activities related to pursuing a business combination with target businesses. We will not generate any operating revenues until after completion of a business combination. We have generated non-operating income in the form of interest income on our cash and cash equivalents and short term investments.

Net loss of $22,547 for the three months ended September 30, 2008 consisted of interest income on the trust account investments of $407,287, reduced by $444,129 of general and administrative expenses and income tax benefit of $14,295.

Net income of $483,977 for the three months ended September 30, 2007 consisted of interest income on the trust account investments of $874,947, reduced by $128,883 of general and administrative expenses and income tax expense of $262,087.

Net income of $345,247 for the nine months ended September 30, 2008 consisted of interest income on the trust account investments of $1,422,173, reduced by $884,822 of general and administrative expenses and income tax expense of $192,104.

Net income of $1,152,698 for the nine months ended September 30, 2007 consisted of interest income on the trust account investments of $2,145,295, reduced by $364,540 of general and administrative expenses and income tax expense of $628,057.

The decrease in interest income for the three and nine months ended September 30, 2008, as compared to the three and nine months ended September 30, 2007, was attributable to the decrease in interest rates as compared to the prior period as well as a portion of the 2008 interest income being deferred for any potential shareholders who elect to vote no on any proposed transaction and choose to convert their shares.

Substantially all of the increase in general and administrative expenses for the three and nine months ended September 30, 2008, as compared to the three and nine months ended September 30, 2007, was attributable to the increased expenses incurred in searching for a suitable business combination candidate during the entire nine-month period in 2008. In 2007, such process did not commence until after we had completed our Initial Public Offering and concurrent private placement of warrants.

Net income of $1,903,866 for the period from June 2, 2006 (inception) to September 30, 2008 (cumulative) consisted of interest income on trust account investments of $4,378,518, reduced by $1,432,094 of general and administrative expenses and income tax expense of $1,042,558.

Plan of Operation

We currently are not engaged in any business operations, and we do not expect to engage in, any substantive commercial business until the consummation of a proposed transaction. We expect this transaction to close shortly after we obtain stockholder consent to the Acquisition Proposal. Currently, our business activities consist solely of pursuing businesses in order to consummate a business combination. Our management has completed the due diligence on GHIL and we anticipate that our only business activity until the consummation of a business combination will be to prepare for the consummation of the Acquisition Proposal. The net proceeds from the sale of the Units in our initial public offering, our private placement to officers and directors, loans from our founders and the deferred offering costs were approximately $65,409,000, after deducting offering expenses and underwriting discounts. This amount is held in trust for the benefit of investors in our public offering (the “Trust Account”). Additionally, $2,070,000 of the proceeds attributable to the underwriters’ non-accountable expense allowance was deposited in the Trust Account.

We do not believe we will need additional financing to supplement the proceeds of our initial public offering, our private placement to officers and directors and loans from our founders in order to meet the expenditures required for operating our business prior to consummating a business combination. Interest earned on the Trust Account up to a maximum of $1,600,000, may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses incurred by the Company prior to consummation of a business combination. We anticipate that the funds available to us outside of the Trust Account will be sufficient to sustain our business activities until approximately February, 2009, assuming that a business combination is not consummated during that time.

The proceeds held in the Trust Account are invested in government securities (Treasury Bills) until the earlier of (i) the consummation of our first business combination or (ii) the distribution of the trust account. In the event that the Company does not consummate a business combination within 24 months from the date of the consummation of the public offering (February 12, 2007, (see “Plan of Operations — Timing of Business Combination” below), we will be forced to liquidate and the proceeds held in the trust account will be distributed to the Company’s public stockholders. However, our founding stockholders (stockholders prior to our public offering) will not participate in any liquidation distribution with respect to any shares of our common stock acquired prior to the public offering. If we are forced to liquidate, the per-share liquidation may be less than the price at which public stockholders purchased their shares because of the expenses related to our initial public offering, our general and administrative expenses and the anticipated costs of seeking a business combination. Additionally, if third parties make claims against us, the offering proceeds held in the trust account could be subject to those claims, resulting in a further reduction to the per-share liquidation price.

Business of Geneva Acquisition Corporation

Shortly after Geneva’s initial public offering in February, 2007 Geneva’s management began an intensive process to seek a target business for a business combination. In the months after Geneva’s initial public offering, our management reviewed information on over 175 companies in its search for a target business. We also engaged several consultants and intermediaries to assist us, including Pickwick Securities, ATF Partners, National Lone Star, Shea Consulting and worked with several other firms on a purely incentive-based basis, including Magtin Corporation and Schyberg Associates. The focus of this effort was to find a suitable acquisition candidate that fulfilled our criteria of strong management, history of revenue and earnings growth, potential for continued growth which could be enhanced by additional capital resources and experienced board-level guidance, an industry sub-sector in which the target company enjoyed some proprietary technology or other business advantage, and an acquisition price which would enable our shareholders to experience early growth in share value.

While we initially focused on the healthcare sector, our search led us to examine companies in other sectors where valuations and opportunities for growth looked compelling.

The target company search and evaluation process, which in addition to retaining certain consultants and intermediaries, also identified, investigated and analyzed companies in North America and Europe included: reviews of industry research, published trade and corporate information, attendance at trade shows, and contacting bankers, investors, lawyers, accountants, brokers and executives who were familiar with companies in Geneva’s targeted segments.

Various members of our Board and management team had regularly-scheduled weekly conference calls to review companies and industries being examined.

In total, we identified over 175 possible target companies and accumulated meaningful information on over many of such companies in the areas of healthcare (including specialty pharmaceuticals, medical devices, reimbursement services, physician services, home healthcare, OTC companies, skilled nursing facilities, OEM manufacturers, dental services and products, hospitalists, ambulatory surgery centers, remote diagnostics, HMOs, pet products, mini-clinics) as well as oil drilling rigs, land and sea oil rig servicing, CAD-enabled rapid prototyping, satellite communications, etc. Potential target companies were pursued based on their fit with the previously defined transaction guidelines. Confidentiality agreements were signed with over 35 companies. We performed varying degrees of due diligence on, and met with management and/or owners of over 25 of these companies in order to make informed decisions about how far to pursue each opportunity. Proposals in varying levels of detail were made to acquire several of these companies, but none resulted in a signed formal letter of intent or merger agreement. Below is a table relating to twelve of the companies on which Geneva performed varying degrees of in-house and/or consultant-assisted due diligence following multiple meetings with management and owners, and the principal reasons no deal was reached.

Company	Description of Business	Description of Significant Events
Company A	Provider of mobile imaging and home healthcare services	Several discussions with management and owners, including site visits. An LOI was proposed. Market and business due diligence commenced. An agreement could not be reached on enterprise value.
Company B	Oil industry services provider.	Meetings with management, owner and intermediaries; site visit. An LOI was proposed. Due diligence was not satisfactory.
Company C	Provider of specialty pharmaceutical products and related clinical services	Several meetings with management/owners including multiple site visits. An LOI was proposed. An agreement could not be reached on enterprise value.
Company D	Proposed combination of two companies providing various specialized spine surgery products.	Several meetings with management/owners. An LOI was proposed. An agreement could not be reached on enterprise value or status and timing of historical audits.
Company E	Specialty financial services company	Several meetings with management/owners and intermediaries. An LOI was proposed. Due diligence did not support enterprise value.
Company F	Provider of medical management services on behalf of MCO’s	An LOI was proposed. Discussions with management and private equity owners. Could not agree on valuation.
Company G	Manufacturer of medical devices based in Europe	Meetings with management and owners, but could not get to agreement regarding valuation and timing.
Company H	Pharmacy benefit management division of larger managed care company	Meetings between management teams, but the ownership of target company was not prepared to commit within our timeframe
Company I	Manufacturer of OTC pharmaceutical products	Meetings between management teams met, but due diligence was not satisfactory.
Company J	Provider of non-trauma medical services through clinics placed in retail settings.	Extensive meetings between management teams and owners, but due diligence was not satisfactory.
Company K	Designer/manufacturer of novel CAD/CAM-based rapid prototyping products based in US and Europe	Meetings with management and owners, but could not get to agreement regarding valuation and timing.
Company L	CRO company based in Europe	Meetings with management in Europe, including site visits. Due Diligence did not support valuation.

On an overall basis, Geneva believes that GHIL meets many of its evaluation guidelines, in terms of experienced management, history of growth and opportunity for continued growth, manufacturing a product which is currently and will for the foreseeable future be selling into a government-sponsored infrastructure expansion program where demand exceeds supply, attractive location, relative to its marketplace and its materials sourcing. In addition, since the plant is relatively new, careful thought was devoted at inception to opportunities for programmed expansion of capacity on a master-planned 138 acre compound.

Board Consideration and Approval  During August and September, the Board of Directors discussed all aspects of the GHIL transaction. Detailed discussions were held on the prospects of the core business, its management capabilities, the facility and its current capacity as well as the plans for expanding that capacity, the products which the company manufactures and the marketplace which it is addressing — in particular the favorable relationship between current and projected demand for long structural products versus the current and projected industry capacity to produce those products, the willingness of the current owners to be flexible in valuation and form and timing of consideration, and the valuation of the company relative to other public companies in the US, China and India providing similar products and services. The Board concluded that the overall profile of GHIL and its industry niche presented a very attractive opportunity to create value for our shareholders for the reasons set forth below. Pursuant to a resolution unanimously adopted by the Board dated September 11, 2008, the Board ratified and approved the execution and delivery of a Letter of Intent dated September 2, 2008 between Geneva and GHIL, and further authorized proceeding with the completion of due diligence and entry into a definitive agreement to acquire GHIL.

We then continued to perform in-depth due diligence, having retained Mott MacDonald for technical and industry due diligence, Mercurius Advisory Services for legal and financial due diligence. We also discussed among other matters, GHIL, its prospects, expansion plans, industry, and competitive position with Mr. Raman Madhok, the former CEO of Jindal Vijayanagar Steel (who we expect to join GHIL as member of the Board of Advisors post-closing). Mr. Madhok did not provide us with any report or written opinion on any matter. We also engaged Economic Laws Practice to prepare appropriate deal structure documents to enable the transaction, independent auditors to review the conversion of historical Indian GAAP-compliant financials to US GAAP-compliant, and we have worked with Maxim Group to continue to examine the valuations of companies in this industry listed on US as well as foreign exchanges. Two of our Directors, Messrs. Rousseau and Snape, spent several days in Mumbai and at the plant, meeting with management, consultants and owners, as well as reviewing the plant facilities and construction projects in the region.

Geneva’s Reasons for the Acquisition and Its Recommendation.  Geneva’s Board of Directors concluded that the acquisition is in the best interests of Geneva’s stockholders.

The Board considered a wide variety of factors in connection with its evaluation of the acquisition, including:

•	The evaluations made by our consultants of the market segments the company serves, its relative competitive position and the company’s customer relationships. The Board concluded that the market sectors served by GHIL are well protected by the current and projected favorable imbalance between the industry sector manufacturing capacity and the demand.
•	The qualitative evaluation of the management team, its depth and experience in the market, and its future growth strategy. For example, (i) Mr. Prakash Rajgarhia, a co-founder of the company who will continue as a director, has extensive experience in specialty materials and information technology, and has been instrumental in streamlining the basic operations of the company, (ii) Mr. N.P. Tekriwal, a co-founder of the company who will continue as its managing director, has over 34 years of experience in the steel industry, (iii) Mr. Vivek Agrawal has extensive experience in commission steel plants that produce long product, and (iv) Rajesh Gaur has expertise in the sourcing of raw materials and the selling of finished products.
•	The prospect of receiving a mining license from the Indian Mining Authority to perform mining operations on 50 acres of land in the state of Madhya Pradesh, coupled with the favorable ore purity analysis of initial limited samples and the engineering estimate that at least 10 – 15 years of iron ore supply capacity could come from this site, suggesting that the company could have the ability to proceed to receive the final mining license within 30 – 36 months. While it is difficult to quantify the actual value of the license, based upon the limited analysis of the site and ore samples to date, by any standard a more integrated company gains an advantage from having a captive mining source which can provide a hedge for raw materials pricing and availability, and could also provide a separate revenue source for the company in the future.
•	The condition and layout of the plant and its relatively new status, having been built only five years ago, coupled with its approved master plan for continued capacity expansion to meet demand.

Timing of Business Combination

Pursuant to the terms of our public offering, we must complete a business combination within 24 months after the consummation of the public offering (February 12, 2009). If we do not complete the business combination, then we will dissolve the Company and distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account, inclusive of any interest, plus any remaining net assets.

Employees

We currently have four executive officers, James E. McGrath, John F. Rousseau, Thomas Hancock, and Gregory Zaic as well as three non-executive members of our board of directors, and one special advisor. We also utilize the services of advisors, consultants and legal and tax professionals, among others, to assist in evaluating potential target industries and companies, among other tasks. We expect to add employees to handle the additional work load brought on by the transactions.

Post acquisition, Mr. Ashwin Belur, our prospective President and Chief Executive Officer, will be dedicated full time to conducting and managing the company. Our prospective Chairman, Dr. Ranga Krishna and our prospective Treasurer, Mr. Selvaraj will be dedicated on a part time basis for at least one year in helping to execute our business plan. Following a business combination we may recruit additional managers to supplement the incumbent management of the target business or businesses, and we expect to hire full-time employees as well.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Market risk is the sensitivity of income to changes in interest rates, foreign exchanges, commodity prices, equity prices and other market-driven rates or prices. We are not presently engaged in and, if a suitable business target is not identified by us prior to the prescribed liquidation date of the trust account, we may not engage in, any substantive commercial business. Accordingly, we are not and, until such time as we consummate or, to the extent, that the acquisition price for a business combination may be denominated in a foreign currency, enter into an agreement to consummate, a business combination, we will not be exposed to risks associated with foreign exchange rates, commodity prices, equity prices or other market-driven rates or prices. The net proceeds of our initial public offering held in the trust account have been invested only government securities, such as Treasury Bills and money market funds, meeting conditions of the Investment Company Act of 1940. Given our current limited risk in our exposure to money market funds, we do not view the interest rate risk to be significant.

SELECTED SUMMARY HISTORICAL FINANCIAL INFORMATION OF GHIL

GHIL’s fiscal year ends on March 31 of each year. The following financial information is provided to assist you in your analysis of the financial aspects of the proposed acquisition transactions. GHIL’s historical information is derived from (i) its audited financial statements as at March 31, 2007 and 2008 and for the years ended March 31, 2006, 2007 and 2008, and (ii) its unaudited condensed financial statements as of September 30, 2008 and for the six months ended September 30, 2008 and 2007. The information is only a summary and should be read in conjunction with GHIL’s historical financial statements and related notes and GHIL’s respective Management’s Discussion and Analysis of Financial Condition and Results of Operations contained elsewhere herein. The historical results included below and elsewhere herein are not indicative of the future performance of GHIL. The information below is derived from financial statements presented in accordance with US GAAP.

Global Hi-Tech Industries Limited
Selected Summary Statement of Income Data

	Year Ended 31-Mar-05	Year Ended 31-Mar-06	Year Ended 31-Mar-07	Year Ended 31-Mar-08	Six Months Ended 30-Sep-07	Six Months Ended 30-Sep-08
	In USD
Revenue from sale of goods	—	6,304,950	23,898,531	55,130,726	25,862,115	29,626,774
Income before income taxes	(263,924)	(1,327,470)	885,563	4,647,698	2,175,515	2,793,698
Net Income	(256,013)	(807,369)	566,730	3,428,180	1,799,916	1,814,868
Earnings per share:
Basic	(0.15)	(0.08)	0.04	0.20	0.12	0.08
Diluted	(0.15)	(0.08)	0.01	0.10	0.04	0.05
Weighted average number of common shares outstanding:
Basic	1,710,507	10,132,274	14,276,199	17,515,833	15,208,500	21,402,750
Diluted	1,710,507	10,132,274	49,618,875	39,469,011	52,081,096	41,180,351

Global Hi-Tech Industries Limited
Selected Summary Balance Sheet Data

	As of 31-Mar-05	As of 31-Mar-06	As of 31-Mar-07	As of 31-Mar-08	As of 30-Sep-07	As of 30-Sep-08
	In USD
ASSETS
Accounts receivables	—	246,533	3,630,589	1,720,408	2,305,312	1,908,692
Inventories	746,470	2,901,066	4,399,097	14,876,934	17,209,052	11,334,100
Prepaid and other assets	629,067	881,964	2,358,559	769,283	1,172,487	590,596
Property and equipment, net	8,198,255	22,188,792	25,181,976	26,470,648	27,243,612	22,395,070
Other assets	343,675	1,225,334	870,799	541,906	547,222	593,571
LIABILITIES
Short-term borrowings and current portion of long-term debt	—	3,279,517	6,053,457	15,731,585	19,947,067	12,344,672
Trade payables	2,633,008	1,366,922	5,278,728	2,300,991	2,650,916	2,193,802
Due to related parties	764,671	455,151	2,970,470	1,881,736	1,736,454	604,665
Other current liabilities	192,737	583,291	1,062,360	517,983	340,282	857,924
Long-term debt, net of current portion	44,629	13,593,364	11,869,760	8,925,939	10,931,904	6,015,999
Total stockholders’ equity	6,340,849	9,161,495	10,093,469	15,068,503	13,516,152	14,669,347

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF GLOBAL HI-TECH INDUSTRIES LIMITED

This discussion and analysis of the financial condition and results of operations of GHIL contains forward-looking statements. Statements that are not statements of historical fact, including expressions of beliefs and expectations, are forward-looking in nature and are based on current plans, estimates and projections. Forward-looking statements are applicable only as of the date they are made, and neither we nor GHIL undertakes an obligation to update any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statement. These factors include those identified under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements.”

Effects of the Acquisition

GHIL will account for the acquisition as a subscription of common stock from its current promoters. There will be no tax impact on the transaction, other than regulatory registration fees. GHIL will continue to operate as an Indian company and will be subject to Indian tax laws.

Compliance, Legal and Operational Risks

GHIL operates under regulatory and legal obligations imposed by local governments and securities regulators. Those obligations relate, among other things, to the company’s financial reporting, trading activities, capital requirements and the supervision of its employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for GHIL’s activities and financial performance.

Interest Rate Risk

The industry is one in which leverage plays a large role. In the past GHIL has borrowed heavily and sometimes at high interest rates because of inadequate equity capitalization. With the sale of GHIL shares to GAC, it is projected that GHIL will have a much stronger balance sheet and will be able to borrow at lower interest rates. However, as the Indian economy grows and if interest rates in general rise, GHIL’s overall profitability will be impacted.

Exchange Rate Sensitivity

GHIL does all its business in Indian Rupees and as such has little, if any, direct sensitivity internally to variations in exchange rates. However, the GHIL uses imported coal purchased from importer based out of India which would impact it with the exchange rates. Further, global exchange rate volatility would impact the sector and in turn, GHIL also.

Critical Accounting Policies

GHIL’s financial statements are prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires GHIL’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and also affect the amounts of revenues and expenses reported for each period. GHIL bases its estimates and judgments, to varying degrees, on historical experience, advice of external specialists and various other factors it believes to be prudent under the circumstances. Actual results could differ from those which result from using the estimates.

The policies and estimates discussed below are considered by GHIL’s management to be critical to an understanding of GHIL’s financial statements because their application requires the most significant judgments from GHIL’s management in estimating matters for financial reporting that are inherently uncertain. See the notes to GHIL’s financial statements included elsewhere in this proxy statement for additional information on these policies and estimates, as well as discussion of additional accounting policies and estimates.

Accounts Receivable.  Accounts receivable are stated at the amount management expects to collect from outstanding balances. GHIL’s management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Management determines the allowance based on known troubled accounts, historical experience and other currently available evidence. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. During 2005, GHIL increased the reserve for bad debts by $400,000 to reflect the uncertainties of collecting an account from a purchase products customer that ceased domestic operations. The account receivable was converted to a note receivable bearing interest at 10% and payable over 36 months. As of Decem- ber 31, 2006, the customer is current on its monthly obligation.

Inventories.  Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. Costs include direct material, direct labor and applicable manufacturing and engineering overhead and other direct costs. GHIL’s inventory is valued at standards that approximate actual value to produce. Manufacturing standards are set annually based on projected volumes, budgeted costs for the coming year and actual raw material prices. Raw material prices are adjusted as required to reflect the actual cost of raw materials during the year. Scrap inventory is stated at the net realizable value of the inventory as determined by the current selling price of scrap inventory sales.

Income Taxes.  GHIL accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of the asset and liability method of accounting for income taxes. The current or deferred tax consequences of a transaction are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable currently or in future years. Deferred tax assets and liabilities are determined based on the difference between the financial statements and tax basis of assets and liabilities and expected future tax consequences of events that have been included in the financial statements or tax returns using enacted tax rates in effect for the year in which the differences are expected to reverse. Under this method, a valuation allowance is used to offset deferred taxes if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets may not be realized. Management annually evaluates the recoverability of deferred taxes and the level of adequacy of the valuation allowance.

New Accounting Pronouncement

In November 2004, the FASB issued SFAS No. 151, Inventory Costs. The statement amends Accounting Research Bulletin (“ARB”) No. 43, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material, ARB No. 43 previously stated that these costs must be “so abnormal as to require treatment as current period charges.” SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this statement requires that allocation of fixed production overhead to the costs of conversion be based on normal capacity of the production facilities.

The statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with earlier application permitted for fiscal years beginning after the issue date of the statement. The adoption of the provisions of SFAS 151 did not have a material impact on GHIL’s financial position or results of operations.

Summary for the Three Years Ended March 31, 2008

Results of Operations

Summarized balance sheet information for GHIL is as follows:

	As of 31-Mar-07	As of 31-Mar-08
	In USD
Total assets	37,473,715	45,437,304
Total liabilities	27,380,246	30,368,801
Total stockholders’ equity	10,093,469	15,068,503
Total liabilities and stockholders’ equity	37,473,715	45,437,304

Major items of GHIL’s assets and liabilities are as follows:

	As of 31-Mar-07	As of 31-Mar-08
	In USD
ASSETS
Accounts receivables	3,630,589	1,720,408
Inventories	4,399,097	14,876,934
Property and equipment, net	25,181,976	26,470,648
LIABILITIES AND STOCKHOLDERS’ EQUITY
Short-term borrowings and current portion of long-term debt	6,053,457	15,731,585
Trade payables	5,278,728	2,300,991
Long-term debt, net of current portion	11,869,760	8,925,939
Common stock, par value USD 0.25 (INR 10) per stock	3,422,739	4,992,287
Additional Paid in Capital	3,411,810	4,981,358
Retained earnings	(496,651)	2,931,529

The following table sets forth an overview of GHIL’s results of operations for the time periods stated:

	Year Ended 31-Mar-06	Year Ended 31-Mar-07	Year Ended 31-Mar-08
	In USD
Revenue from sale of goods	6,304,950	23,898,531	55,130,726
Cost of goods sold	(5,465,261)	(20,855,385)	(45,009,252)
Gross profit	839,689	3,043,146	10,121,474
Selling, general and administrative expenses	(1,860,464)	(879,977)	(1,732,783)
Operating income	(1,020,775)	2,163,169	8,388,691
Interest expense (net)	(308,732)	(1,348,197)	(3,917,103)
Interest income (net)	2,037	37,846	129,021
Other income	—	32,745	47,089
Operating income before income taxes	(1,327,470)	885,563	4,647,698
Income tax gain/(expense)	528,590	(310,536)	(1,202,675)
Fringe Benefit tax expense	(8,489)	(8,297)	(16,843)
Net Income	(807,369)	566,730	3,428,180

Fiscal Year Ended March 31, 2008 Compared to Fiscal Year Ended March 31, 2007

Revenue

GHIL’s revenue increased by $31.2 million (approximately 130%) during FY 2008, compared to FY 2007. This increase was primarily attributable to the aggressive marketing of GHIL’s products and the change in the product mix. The commercial production of sponge iron commenced during March 2007, which lead to increased sales of billets. Sales of billets increased by $22.9 million to $ 30.1 million, which accounted for 54.6% of the revenue in 2008. GHIL’s management feels that the sales could be increased with the infusion of adequate working capital. The balance of the increase was due to sale of Sponge Iron and other bi-products.

Cost of Sales.  Cost of sales increased by $24.1 million (approximatley 116%) during the year ended March 31, 2008 compared to the year ended March 31, 2007. As a percent of sales, cost of sales decreased to 81.6% from 87.3%. Raw materials (iron ore, coal, and steel scrap) and power and fuel costs comprise the major components of cost of sales. GHIL commissioning a sponge iron manufacturing unit resulted in larger cost saving due to in-house manufacturing of sponge iron. The reduction in the cost of sales is also due to the reduction in power cost achieved due to efficient utilization of power during the year.

Gross Profit.  During 2008, GHIL increased gross profit by 5.5%, from 12.7% for FY 2007 to 18.4% for FY 2007. This was primarily due to the decrease in cost of sales as a percentage of sales as described above.

Selling, General and Administrative Expenses.  Selling, general and administrative expenses increased by $850K (approximately 97%), in absolute terms, over the year ended March 31, 2007, due to higher scale of operations during the year. However, the total expenditure as a percentage of sales came down marginally from 3.68% to 3.14%. The salaries and freight expenses were the major contributors to the increase.

Interest Expenses:  GHIL’s interest expense increased by $2.6 million (approximately 190%). The interest expense also includes the LC Charges and other processing charges paid with respect to financing activities. The substantial increase in interest expenses was a result of substantial increase in the working capital loans during the year ended March 31, 2008.

Income-taxes:  Income-taxes represent the taxes payable by way of Indian federal government taxes. The taxes are calculated on the profits made by GHIL after deducting certain allowances offered by the federal government to encourage investments.

Liquidity and Capital Resources

GHIL’s senior management establishes the overall liquidity and capital policies of the company. The company’s liquidity and funding risk management policies are designed to ensure that GHIL is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing GHIL’s business are shareholder’s equity and overdraft facilities from banks. As of March 31, 2008, GHIL’s net capital requirements exceeded the net capital for increasing the utilization of its existing plant capacity and expansion of installed capacity along with vertical integration for reduced costs. GHIL has entered into credit facilities with various banks. As of March 31, 2007, GHIL had no unutilized bank borrowings. Lack of financing might impact the growth of GHIL as it would continue operating at its existing levels.

Under the various loan agreements, the Company would require the consent of the lenders to undertake certain defined actions including, among other things, entering into expansion projects, new lines of credit and change in management. The loan agreements contained clauses where triggering of certain specified events of default could result in accelerated payments to be made by the Company. As a covenant to line of credit availed from banks, the company needs to maintain minimum current ratio of 1.17:1. and Debt Equity ratio should not be more than 4:1. As on March 31, 2008, actual current ratio is 6.46:1 and Debt Equity ratio is 1.72:1. These ratios are computed as per IGAAP financial statements because GHIL’s lenders use IGAAP statements for ascertaining the compliances of terms. These ratios would differ, if computed as per USGAAP, because of GAAP differences on account of classification of assets and liabilities between IGAAP and USGAAP. For example, fixed deposits with bank with an original maturity of more than 1 year are classified as current asset as per IGAAP and as non-current asset under USGAAP.

Working Capital

GHIL’s current liabilities were higher to its current assets by USD 2.79 million on March 31, 2008. On March 31, 2007, current liabilities were higher to its current assets by USD 4.49 million. The company has high working capital requirements mainly on account of high inventory levels.

Cash Flows

GHIL used USD 4.05 million in operating activities during 2007 – 08. The net cash was mainly used to finance the inventories and trade payables. GHIL also invested in the purchase of plant & machinery and other equipment for USD 0.77 million resulting in net cash used in investing activities of USD 1.02 million in 2007 – 08. These investments were mainly financed from cash credit and bank overdrafts. The net decrease in cash and cash equivalents was USD 0.17 million during the year ended March 31, 2008. GHIL believes that its cash profits, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Contractual Obligations

The table below contains information about GHIL’s contractual obligations.

	Payments Due by Period
Contractual Obligations	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	More than 5 Years
Long-Term Debt Obligations	12,783,275	3,875,562	7,584,754	1,322,958	0
Gratuity Benefit Obligation	66,667	100	2,324	11,894	52,349
Future minimum lease payments under Operating Lease	41,229	11,244	29,985	—	—
Interest on Long Term Debt	3,066,078	1,545,798	1,470,366	49,914	—

GHIL does not have any future capital commitments and purchase obligations.

Other than the long term debt obligation, GHIL comprises of other long term liabilities on account of employee benefits (gratuity and leave encashment) amounting to USD 0.32 million and deferred taxes on income for INR 0.98 million.

Fiscal Year Ended March 31, 2007 Compared to Fiscal Year Ended March 31, 2006

Revenue

GHIL recorded an increase in the revenue of $17.6 million (approximately 280%) during the FY 2007, compared to FY 2006. The increase in revenue is due to the initiation of the commercial production of Billets during July 2005 and the initiation of the commercial production of a rolling mill during October 2005. Fiscal 2007 was the first complete year of commercialization, resulting in an increase in revenues as compared to the previous year.

Cost of Sales.  Cost of sales increased by $15.4 million (approximately 282%) for the year ended March 31, 2007. As a percent of sales, cost of sales increased slightly to 87.3% from 86.7% in the prior period. GHIL’s primary cost of sales is the cost of its raw materials and the cost of power consumption. The increase in cost of sales is primarily due to the increase in sales, however the Company did experience an increase the price of raw materials as the overall demand for steel related products grew.

Gross Profit.  During the FY 2007, the gross profit margin decreased slightly from 13.31% in FY 2006 to 12.73% in 2007 due to the higher costs of raw materials.

Selling, General and Administrative Expenses.  The Selling, General and Administrative Expenses decreased from $1.86 million to $0.88 million during the year 2007. The 2006 amount includes significant one time costs associated with the first year of commercialization. These costs were not incurred in 2007.

Interest Expense.  GHIL’s interest expense increased by approximately $1.04 million from $0.31 million in 2006 to $1.35 million in 2007. During FY 2006, the loans were borrowed, during the later part of the year, resulting in lower utilization and lower interest expenses. However, due to utilization of credit facilities for the entire year of FY 2007, the interest expenses have been increased substantially.

Working Capital

GHIL’s current liabilities were higher to its current assets by USD 4.49 million on March 31, 2007. On March 31, 2006, current liabilities was higher to its current assets by USD 0.85 million. The company has high working capital requirements mainly on account of high inventory levels.

Liquidity and Capital Resources

GHIL’s senior management establishes the overall liquidity and capital policies of the company. The company’s liquidity and funding risk management policies are designed to ensure that GHIL is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing GHIL’s business are shareholder’s equity, term loans and overdraft facilities from banks. As of March 31, 2007, GHIL’s net capital requirements exceeded its net capital. GHIL has entered into credit facilities with various banks. As of March 31, 2007, GHIL had access to USD NIL in unutilized bank borrowings.

Under the various loan agreements, the Company would require the consent of the lenders to undertake certain defined actions including, among other things, entering into expansion projects, new lines of credit and change in management. The loan agreements contained clauses where triggering of certain specified events of default could result in accelerated payments to be made by the Company. As a covenant to line of credit availed from banks, the company needs to maintain minimum current ratio of 1.17:1. and Debt Equity ratio should not be more than 4:1. As on March 31, 2007, actual current ratio is 1.85:1 and Debt Equity ratio is 1.93:1 These ratios are computed as per IGAAP financial statements because lenders use IGAAP statements for ascertaining the compliances of terms. These ratios would differ, if computed as per USGAAP, because of GAAP differences on account of classification of assets and liabilities between IGAAP and USGAAP. For example, fixed deposits with bank with an original maturity of more than 1 year are classified as current asset as per IGAAP and as non-current asset under USGAAP.

Cash Flows

In the 2006 – 07 fiscal year, net cash generated by operating activities was USD 0.37 million. In that same year, GHIL made investments in the purchase of plant & machinery and other equipment for USD 3.27 million resulting in net cash used in investing activities of USD 3.38 million. These investments were financed from unsecured loans from related parties. The net increase in cash and cash equivalents was USD 0.16 million during the year. In the 2005 – 06 fiscal years, net cash used by operating activities was USD 5.46 million. The cash was mainly used to fund increase in inventories, payables and other non-current assets. In that same year, GHIL made investments in the purchase of plant & machinery and other equipment for USD 14.55 million resulting in net cash used in investing activities of USD 14.60 million. These investments were financed from bank overdraft, term loans and issue of equity shares. The net increase in cash and cash equivalents was USD 0.03 million during the year. GHIL believes that its cash profits, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Summary for the Six Months Ended September 30, 2008

Results of Operations

Summarized balance sheet information for GHIL is as follows:

	As of 31-Mar-08	As of 30-Sept-08
	In USD
Total assets	45,437,304	37,841,155
Total liabilities	30,368,801	23,171,808
Total stockholders’ equity	15,068,503	14,669,347
Total liabilities and stockholders’ equity	45,437,304	37,841,155

Major items of GHIL’s assets and liabilities are as follows:

	As of 31-Mar-08	As of 30-Sept-08
	In USD
ASSETS
Accounts receivables	1,720,408	1,908,692
Inventories	14,876,934	11,334,100
Property and equipment, net	26,470,648	22,395,070
LIABILITIES AND STOCKHOLDERS’ EQUITY
Short-term borrowings and current portion of long-term debt	15,731,585	12,344,672
Trade payables	2,300,991	2,193,802
Long-term debt, net of current portion	8,925,939	6,015,999
Common stock, par value USD 0.25 (INR 10) per stock	4,992,287	4,992,287
Additional Paid in Capital	4,981,358	4,981,358
Retained earnings	2,931,529	4,746,397

The following table sets forth an overview of GHIL’s results of operations for the time periods stated:

	Six Months Ended 30-Sep-07	Six Months Ended 30-Sep-08
	In USD
Revenue from sale of goods	25,862,115	29,626,774
Cost of goods sold	(21,165,086)	(24,515,560)
Gross profit	4,697,029	5,111,214
Selling, general and administrative expenses	(1,073,417)	(694,114)
Operating income	3,623,612	4,417,100
Interest expense (net)	(1,503,020)	(1,634,625)
Interest income (net)	54,923	11,223
Operating income before income taxes	2,175,515	2,793,698
Income tax gain/(expense)	(365,837)	(967,802)
Fringe Benefit tax expense	(9,762)	(11,028)
Net Income:	1,799,916	1,814,868

During the 2nd and 3rd quarters of fiscal year 2009 (July-Sept 2008 and Oct-Dec 2008, respectively) GHIL witnessed a decline in steel prices. For example, the price of structural steel fell from approximately $833 per metric tonne in August to approximately $750 per metric tonne by the end of December, a 10% decline. However, GHIL benefited to an even larger degree as the cost of materials used in the production process fell at an even higher rate. GHIL estimates that for the same periods iron ore prices fell from $144 to $120 (17%); coal from $125 to $115 (8%); cast iron from $116 to $70 (40%); HMS from $116 to $66 (43%); and power from $123/kWh to $108 (12%). Labor and other direct costs remained largely constant. As a direct result, management believes, and their consultant Mott McDonald concurs, that the gross product margin per metric tonne actually increased from $202 per metric tonne to $265 per metric tonne, resulting in an improvement of gross product margin from 24% to 35% of sales. Looking forward, management believes that, taken in aggregate, prices for structural steel during FY 2010 will rise 5%-10% with similar increases in prices of GHIL’s input materials. GHIL also believes that the prices for its other steel products (sponge iron and billets) and their related materials costs, have exhibited and will continue to exhibit similar percentages increases and decreases.

Six Months Ended September 30, 2008 Compared to Six Months Ended September, 2007

Revenue

GHIL recorded an increase in revenue of $3.8 million (approximately 14.6%) during the first six months of 2008, compared to the same period in 2007. The increased revenue is a result of continuous demand witnessed for GHIL’s products. The major growth was witnessed in the sale of MS joists (approx. 132%). MS joists are the final output of the production process, which is higher in value as compared to any other products of the Company. During the period, the management focused on selling the final product instead of selling the intermediary products such as billets and sponge iron.

Cost of Sales.  Cost of sales increased $3.4million (approximately 15.8%) during the six months ended September 30, 2008 compared to the same period ended September 30, 2007. Raw materials (iron ore, coal, and steel scrap) and power and fuel costs comprise the major components of cost of sales. The increase in cost of sales was primarily caused by the increase in sales, however the Company did experience an increase in the price of raw materials and energy costs, resulting in cost of sales increasing slightly to 82.7% of sales vs. 81.8% during the six months ended September 30, 2007. The increase in the price of raw materials and energy was the result of the overall increase in demand for energy and all steel products due to the country’s infrastructure development projects.

Gross Profit.  During the six months ended September 30, 2008, GHIL’s gross profit margin decreased to 17.3% from 18.2% during the corresponding period in 2007. This decrease was due to the increase in cost of sales as a percentage of sales as described above.

Selling, General and Administrative Expenses.  GHIL’s selling, general and administrative expenses for the period decreased by $379K (approximately 35.3%) as compared to the corresponding period in 2007. Major components of SG&A are freight costs, brokerage & commission, salaries, travelling expenses and depreciation, among others. The decrease in SG&A was primarily driven by lower freight costs during the period ending September 2008.

Interest Expense.  There is no significant change in the interest expense of the GHIL.

Liquidity and Capital Resources

GHIL’s senior management establishes the overall liquidity and capital policies of the company. The company’s liquidity and funding risk management policies are designed to ensure that GHIL is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing GHIL’s business are shareholder’s equity, term loans and overdraft facilities from banks. As of Sept 30, 2008, GHIL’s net capital requirements exceeded its net capital. GHIL has entered into credit facilities with various banks. As of Sept 30, 2008, GHIL had no unutilized bank borrowings. Lack of financing might impact the growth of GHIL as it would continue operating at its exiting levels.

Under the various loan agreements, the Company would require the consent of the lenders to undertake certain defined actions including, among other things, entering into expansion projects, new lines of credit and change in management. The loan agreements contained clauses where triggering of certain specified events of default could result in accelerated payments to be made by the Company. As a covenant to line of credit availed from banks, the company needs to maintain minimum current ratio of 1.17:1. and Debt Equity ratio should not be more than 4:1. As on September 30, 2008, actual current ratio is 4.88:1 and Debt Equity ratio is 1.29:1. These ratios are computed as per IGAAP financial statements because lenders use IGAAP statements for ascertaining the compliances of terms. These ratios would differ, if computed as per USGAAP, because of GAAP differences on account of classification of assets and liabilities between IGAAP and USGAAP. For example, fixed deposits with bank with an original maturity of more than 1 year are classified as current asset as per IGAAP and as non-current asset under USGAAP.

Working Capital

GHIL’s current liabilities were higher to its current assets by USD 2.79 million on March 31, 2008. On September 30, 2008, current liabilities were higher to its current assets by USD 1.20 million. The company has high working capital requirements mainly on account of high inventory levels.

Cash Flows

In the six months ended Sept 30, 2008, net cash generated by operating activities was USD 4.70 million. In that same period, GHIL made investments in the purchase of plant & machinery and other equipment for USD 0.24 million resulting in net cash used in investing activities of USD 0.34 million. The net increase in cash and cash equivalents was USD 0.11 million during the period. In the six months ended Sept 30, 2007, net cash used by operating activities was USD 9.96 million. The cash was mainly used to fund increase in inventories and payables. In that same period, GHIL made investments in the purchase of plant & machinery and other equipment for USD 0.62 million resulting in net cash used in investing activities of USD 0.42 million. These investments were financed from cash credit and bank overdraft. The net increase in cash and cash equivalents was USD 0.16 million during the period. GHIL believes that its cash profits, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Off Balance Sheet Arrangements

GHIL does not have any off-balance sheet arrangements.

MANAGEMENT PROFILES OF GENEVA (PRE-ACQUISITION)

Vincent T. Pica II, Chairman of the Board of Directors

Vincent T. Pica, II has been a director since June 2006 and our Chairman of the Board since August 2006. Mr. Pica has more than 30 years of experience in mergers and acquisitions, investment banking, operations, and general management. He is currently the President and a Managing Partner of ARC Global Partners LLC, into which in September 2007 he merged Neuwing LLC, a private investment company he founded in May 2006. He served on the board of directors of Marfin Popular Bank Co Ltd., a Cyprus-based bank that is publicly traded on both the Cyprus and Athens Stock Exchanges in 2007, retiring in good standing. From January 2003 to April 2006, he was Chief Executive Officer of Longwing Inc., which was a real estate investment company financed by the Dubai Investment Group in the United Arab Emirates. From 1994 to 2000, he was Group President of Capital Finance at Prudential Securities, Inc., where he was responsible for venture capital, investment banking, mergers, and acquisitions, equity research, institutional trading, and syndicate operations. From April 2000 to April 2001, Mr. Pica served on the board of directors of Snickelways Interactive, Inc., a privately held internet-based marketing company. From 1990 to 1994, while employed by Prudential Securities, Inc., he was Executive Vice President of the Mortgage-and Asset-backed Capital Group. At various times when employed by Prudential Securities from 1986 to 2000, he also served as a member of the Operating Committee and as a member of the Board of Directors of Prudential Securities Group, Inc. From 1975 to 1986, Mr. Pica was employed by EF Hutton & Company, Inc., where he served at various times as Senior Vice President of MIS Operation, and as Director and Investment Committee member for its venture capital subsidiary. He received a BBA from Iona College and a MS in business Policy from Columbia University Graduate School of Business.

James E. McGrath, President and Director

James E. McGrath has been our President and a Director since our inception. Mr. McGrath has more than 25 years of experience in general management, acquisitions and financial investments. Since April 1989, he has been Chairman and Chief Executive Officer of Fairfax Capital Partners, Inc., a private investment firm. From 1997 to 2001, Mr. McGrath was Chairman of the Board of Xycom Automation, Inc., a privately held manufacturer of controllers and software used in factory floor automation. From 1992 to 1997, he was director of American Medical Response, Inc., a publicly traded company on the New York Stock Exchange which he co-founded and which acquired over 50 ambulance services in 27 states and which was sold to Laidlaw Industries in 1997 for approximately $1.4 billion. From 1993 to 1996, he was Chairman of the Board of Directors of Perceptron, Inc., a publicly traded manufacturer of laser-based sensors and image-processing systems where he had served on the Board of Directors since 1982. From 1987 to 1989, Mr. McGrath was a Managing Director of William E. Simon and Sons, Inc., a private merchant banking company. From 1981 to 1987, he was employed by EF Hutton & Company, Inc. where he served at various times as President of its venture capital subsidiary, head of the firm’s merchant banking operation and as a corporate Senior Vice President. Mr. McGrath received a BA (cum laude) from Harvard College and an MBA from the Harvard Business School.

John F. Rousseau, Jr., Chief Operating Officer and Director

John F. Rousseau, Jr. has been our Chief Operating Officer and a director since our inception. Mr. Rousseau has over 30 years of experience in private equity investing, company management and legal practice. Since 1992, he has been a principal and managing general partner of New England Partners, a diversified private equity firm which he co-founded. Mr. Rousseau has been responsible with other partners in the firm for raising pools of capital and for identifying and structuring investments in, and acquisitions and divestitures of, a variety of operating companies. During this period, Mr. Rousseau has also served as an officer and owner of NEGF Advisory Company, Inc., a management company affiliated with New England Partners. In 1997, he initiated and has co-managed the New England Partners healthcare investment program, and in January 2004 he co-founded and has been a general partner with Nexus Medical Partners, an affiliated medical technology private equity fund. At New England Partners, Mr. Rousseau led investments in sixteen healthcare companies focused in the fields of medical devices, biotechnology, diagnostics, medical instruments and healthcare services. From October 2002 to November 2007, he served on the board of New England Partners portfolio company Minrad International, Inc., a publicly traded company on the NYSE Alternext US LLC developing and manufacturing products utilized in interventional pain management and laser-driven image guidance. Previously, from 1987 to 1991 Mr. Rousseau was Senior Vice President, Manager-East Coast of Homart Development Company, Inc. (the commercial real estate development subsidiary of Sears Roebuck & Co). From 1984 to 1987, he was Senior Vice President-New England Regional Manager of Spaulding & Slye Company, Inc., a commercial real estate development firm. For the previous fifteen years, he practiced law and was a Senior Partner at the Boston-based law firm of Hale and Dorr. Mr. Rousseau received a BA from Amherst College and a JD from Columbia Law School.

Thomas E. Hancock, Vice President of Business Development and Secretary

Thomas E. Hancock has been our Secretary and Vice President of Business Development since our inception. Mr. Hancock has over 17 years of experience in private equity investing, public security analysis and research/general management experience. Since November 2002, he has been a principal of New England Partners. While at New England Partners, Mr. Hancock has been responsible primarily for investments in the healthcare sector, and in January 2004 he became a partner in Nexus Medical Partners, an affiliate fund specializing in medical technology investments. Since 2004, Mr. Hancock has been a director of two privately-held companies, Stheno, Inc. and A&G Pharmaceuticals, Inc. From 2000 to 2002, Mr. Hancock was a Managing Director and Senior Equity Analyst at U. S. Bancorp Piper Jaffray covering publicly-traded biopharmaceutical companies and drug discovery supplier companies. From 1999 to 2000, Mr. Hancock was Senior Analyst at Leerink Swann & Company, where he covered public biopharmaceutical companies. From 1996 to 1999, he was a Senior Research Associate at Nationsbanc Montgomery Securities and during 1995 he worked in the business development group at Genentech. From 1989 to 1994, he was a research scientist at Cor Therapeutics. Mr. Hancock received a BS and an MBA, both from the University of California, Berkeley. Mr. Hancock is the son-in-law of Dr. Snape.

Gregory F. Zaic, Treasurer

Gregory F. Zaic has been our Treasurer since our inception. Mr. Zaic has over 35 years of investment, operating management and business development experience in the medical technology and advanced packaging materials sectors. Since July 2004, he has been a principal and general partner of Nexus Medical Partners, a private equity firm specializing in medical technology investments. Prior to joining Nexus, from 1987 to September 2003, Mr. Zaic was a general partner of Prince Ventures, an independent, medically focused, venture capital partnership. Since 1997, he has served on the board of directors of Xylos Corporation, a manufacturer of biosynthetic materials and one of Prince Ventures’ portfolio companies. From 1984 to 1987, Mr. Zaic was Vice President and Special Limited Partner of the Vista Group, a group of diversified private equity funds. From 1983 to 1984, Mr. Zaic was Director, New Products and Ventures for Cambridge Research and Development Group, a boutique incubator of new technologies/products. From 1979 to 1983, he was an internal new business consultant for American Can Company (Greenwich, CT) specializing in the evaluation of new businesses and technologies connected with advanced specialty metal and plastic packaging materials. From 1972 to 1979, Mr. Zaic was employed at Baxter Laboratories, a leading medical device company, where he performed a number of financial and operational functions including running the Special Products division. His responsibilities included functions within manufacturing, product design, manufacturing engineering, marketing, materials management, and financial control. Mr. Zaic received a BS (magna cum laude) from Princeton University and was elected to Phi Beta Kappa, Tau Beta Pi and Sigma Xi academic and scientific honorary societies. He also received an MS in mechanical engineering and an MS in management, both from the Massachusetts Institute of Technology.

Dr. Edwin Snape, Director

Dr. Edwin Snape has been a director since our inception. Dr. Snape has over 40 years of investment, operating management and technical development experience in the medical technology and advanced materials sectors. Since 1995, he has been a principal and general partner of New England Partners where he has primary responsibility for the firm’s medical technology investment program. In January 2004, he co-founded and has been a general partner of Nexus Medical Partners, an affiliated fund specializing in medical technology investments. Since November 2002, he has served on the board of Memry Corporation, a publicly traded specialty materials company on the NYSE Alternext US LLC primarily serving the medical industry, and currently serves as Chairman. Since August 1999, he has served on the board of Deltex Medical Holdings

Limited, a UK-based company listed on the London Stock Exchange involved in cardiac monitoring and since June 2003 has served as Vice Chairman. Since January 2004, Dr. Snape has served as a director of Diomed Inc., a leading supplier of endovenous laser treatment of varicose veins listed on the NYSE Alternext US LLC. Prior to New England Partners, in 1982, Dr. Snape co-founded and through 1994, served as Managing General Partner of the Vista Group, a group of diversified private equity funds. He was primarily responsible for the Vista Group’s specialty materials and medical technology investments. Prior to the Vista Group, from 1980 to 1981, he was a principal at Whitehead Associates and from 1978 to 1980, he was a principal at Inco (International Nickel) Securities Corporation where in both firms he was responsible for developing their venture capital investment programs covering a wide range of industries including manufacturing, factory automation, advanced materials and medical technology. In 1980 he founded and served as the first Chairman of the Liposome Company which was sold in 2000 for $722 million. Prior to his private equity experience, Dr. Snape founded and managed several companies in the specialty materials and medical technology fields. Dr. Snape received BS and PhD degrees in metallurgy from Leeds University, England and is a recipient of the AB Campbell Award and Hunt Silver Medal. Dr. Snape is the father-in-law of Mr. Hancock.

Hardwick Simmons, Director

Hardwick Simmons became a director in August 2006. From February 2001 until his retirement in May 2003, Mr. Simmons served as Chief Executive Officer of the Nasdaq Stock Market, Inc., where he also served as its Chairman from September 2001. From 1991 to January 2001, Mr. Simmons served as President and Chief Executive Officer of Prudential Securities Incorporated. Prior to joining Prudential, Mr. Simmons was President of the Private Client Group at Shearson Lehman Brothers, Inc. Mr. Simmons serves as a director of Lions Gate Entertainment Corp., a publicly traded entertainment company engaged in the production and distribution of feature films and television programming. Mr. Simmons is a member and former chairman of the Securities Industry Association, a former director of the Chicago Board Options Exchange, and a former president and current member of The Bond Club of New York, Inc. He is a Trustee of Woods Hole Oceanographic Institute and a Director of Raymond James Financial and the National Academy Foundation. Mr. Simmons graduated from Harvard University and received his M.B.A. from Harvard Business School. He served in the U.S. Marine Corps Reserve from 1960 until 1966.

Sidney Braginsky, Director

Sidney Braginsky has served as a director since June 2006. From February 2003 to January 2006 he served as President and Chief Executive Officer of Ineedmd, Inc., a privately held company specializing in cardiology products. Since March 2000 he has served as Chairman of Atropos Technologies, LLC a spectroscopy company. Since September 2001, Mr. Braginsky has served as Chairman and CEO of Digilab, LLC, a spectroscopy and analytical device company. From March 2001 to September 2003, he served as President of Mediscience Technology Corp., a privately held designer and developer of diagnostic medical devices. Since January 2001, he has served as Chairman of DoubleD Venture Fund, LLC, a venture capital fund. From 1994 to January 2000, Mr. Braginsky served as President and Chief Operating Officer of Olympus America Inc., a leading producer of microscopes, automated blood and fluid chemistry analyzers, measuring research and industrial products and consumer products, which he joined in 1970. Since 1991, Mr. Braginsky has served as Chairman of the Board of City University of New York, Robert Chambers Laboratory. He also continues to serve as a Director of the following publicly traded companies: Noven Pharmaceutical Corp., Electro-Optical Systems Inc., and Diomed, Inc., and previously served on the Boards of Q-RNA and Versamed. In addition, he serves as Chairman of the International Standards Organization Technical Committee 172, which is responsible for the world standards of optical and electro-optical devices. Mr. Braginsky is a member of the Boards of Long Island High Tech Center; Stoneybrook University, School of Engineering; Long Island Museum of Science and Technology; and the Center for Technology Education, Hofstra University. Since 1999 he has served as Chairman of the Board, College of Business and Management, C.W. Post, Long Island University. Mr. Braginsky attended Queens College, City University of New York.

Audit Committee

The Audit Committee monitors our compliance on a quarterly basis with the terms of our initial pubic offering. If any noncompliance is identified, then the Audit Committee is charged with the responsibility to take immediately all action necessary to rectify such noncompliance or otherwise cause compliance with applicable regulations. The Board currently does not have a compensation committee or nominating and corporate governance committee.

Audit Committee Financial Expert

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the NYSE Alternext US LLC listing standards. The NYSE Alternext US LLC listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to the NYSE Alternext US LLC that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that for Geneva, Mr. Pica satisfies the NYSE Alternext US LLC’s definition of financial sophistication and qualifies as an “audit committee financial expert,” as defined under rules and regulations of the Securities and Exchange Commission.

Upon completion of the acquisition, we intend to establish an audit committee composed entirely of independent directors.

Compensation Committee

Upon the completion of the Acquisition, we intend to establish a compensation committee composed entirely of independent directors. The compensation committee’s purpose will be to review and approve compensation paid to our officers and directors and to administer the Stock Plan, if approved by our stockholders.

Nominating and Corporate Governance Committee

Upon the completion of the Acquisition, we intend to establish a nominating and corporate governance committee. The primary purpose of the nominating and corporate governance committee will be to identify individuals qualified to become directors, recommend to the board of directors the candidates for election by stockholders or appointment by the board of directors to fill a vacancy, recommend to the board of directors the composition and chairs of board of directors committees, develop and recommend to the board of directors guidelines for effective corporate governance, and lead an annual review of the performance of the board of directors and each of its committees.

We do not have any formal process for stockholders to nominate a director for election to our board of directors. Currently, the entire board of directors decides on nominees, on the recommendation of one or more members of the board of directors. Any stockholder wishing to recommend an individual to be considered by our board of directors as a nominee for election as a director should send a signed letter of recommendation to the following address: Geneva Acquisition Corporation c/o Corporate Secretary, Thomas Hancock, 400 Crown Colony Drive, Suite 104, Quincy MA 02169. Recommendation letters must state the reasons for the recommendation and contain the full name and address of each proposed nominee as well as a brief biographical history setting forth past and present directorships, employments, occupations and civic activities. Any such recommendation should be accompanied by a written statement from the proposed nominee consenting to be named as a candidate and, if nominated and elected, consenting to serve as a director. We may also require a candidate to furnish additional information regarding his or her eligibility and qualifications. The board of directors does not intend to evaluate candidates proposed by stockholders differently than it evaluates candidates that are suggested by our board members, execution officers or other sources.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and the rules of the NYSE Alternext US LLC. We have filed the code of conduct and ethics as Exhibit 99.1 to our Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on January 26, 2007.

Board Meetings

During the year ended December 31, 2007, our board of directors held 7 meetings. Although we do not have any formal policy regarding director attendance at our annual meetings, we will attempt to schedule our annual meetings so that all of our directors can attend. During the year ended December 31, 2007, all of our directors attended 100% of the meetings of the board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file reports of their ownership of shares with the Securities and Exchange Commission). Such executive officers, directors and stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon review of the copies of such reports received by us, our senior management believes that all reports required to be filed under Section 16(a) for the year ended December 31, 2007 were filed in a timely manner.

Director Compensation

GAC Director Compensation

None of the directors of GAC received any compensation.

GHIL Director Compensation

Below is a table reflecting the compensation paid to each of our directors in the fiscal year ending March 31, 2008. None of our directors received any equity awards in the fiscal year ended March 31, 2008.

Name	Fees Earned or Paid in Cash ($)	Options Awards ($)(1)	All Other Compensation ($)	Total ($)
Bhupinder Singh Ghatora	29,902	0	0	29,902
Pushkar Yadav	29,902	0	0	29,902
Rajesh Gaur	37,378	0	0	37,378
Vivek Agrawal	29,902	0	0	29,902
Rohit Maskara	5,606	0	0	5,606

EXECUTIVE COMPENSATION

None of the executives of GAC have received any compensation.

GHIL Executive Compensation

Compensation Discussion and Analysis.  Compensation for the executives of GHIL is determined by the Board of Directors of GHIL. Their decisions are founded upon their personal experiences, their knowledge of the industry, their knowledge of the financial status of GHIL and their evaluation of the performance of GHIL executives. Compensation is generally based on the relative importance of an employee to GHIL and the perception of the Board of Directors of what compensation level would be adequate to keep the employee satisfied with his or her compensation. In general, if an executive performs exceptionally well, the performance and, if applicable, the increase in responsibilities would also merit a salary increase. No equity is paid as compensation to our executive officers.

Post Acquisition Employment Agreements

It is anticipated that the Board of Directors will form a compensation committee promptly after the GHIL transaction is closed. It is currently contemplated that all of the members of the Compensation Committee will be comprised of independent directors. Employment agreements for the executive officers of GHIL will be negotiated with the independent members of this committee post acquisition.

Compensation for Executive Officers of GHIL

Compensation packages of executives:

SUMMARY COMPENSATION TABLE

The following table shows information concerning the annual compensation for services provided to us by our Chief Executive Officer and the Chief Financial Officer. No executive officer made more than $100,000 in the year ended March 31, 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total Compensation ($)
Narayan Prasad Tekriwal, Managing Director (chief executive officer and chief financial officer)	2008	5,607	0	0	5,607
	2007	7,980	0	0	7,980
	2006	5,659	0	0	5,659

EMPLOYMENT AGREEMENTS

GHIL does not have any employment agreements with its employees. It does, however, enter into appointment letters with each employee, which have the following terms:

(1)	The employee will take due care to ensure complete confidentiality of any sensitive, privileged or non-public information pertaining to GHIL.
(2)	During your employment period, the employee should devote full attention and time to the work of GHIL as per the instructions of the employee’s superiors, and should not undertake any other part-time work or any business activity without the prior permission of GHIL in writing.
(3)	GHIL will not accept any assignment or remuneration in personal capacity from any third party during the tenure and within a period of six months thereafter, without GHIL’s prior written consent.
(4)	Either party can terminate the appointment by giving one-month’s notice. In case the employee fails to provide the above notice, GHIL would be entitled to withhold/claim from the employee compensation equivalent to one month’s gross remuneration.

POST ACQUISITION ISSUANCES OF EQUITY OPTIONS

After the acquisition of GHIL, the Compensation and Governance Committees of the Board of Directors shall meet for the purpose of evaluating and determining option compensation for the members of the Board of Directors, the Board of Advisors, and the President and CEO, Ash Belur. They shall retain an independent recognized compensation consultancy firm to provide an analysis of the total aggregate amount of reasonable and standard option arrangements for boards of directors of similar companies of similar sizes. The Compensation and Governance Committees will then recommend to the Board of Directors an appropriate amount of aggregate consideration for these positions. Both GAC and GHIL have together determined that this aggregate option amount will be allocated in the following proportions:

•	1 for being a director;
•	1.75 for chairman;
•	0.75 for being an advisor; and

2.5 in total to Ashwin Belur for his role as President, Chief Executive Officer and a member of the Board of Directors.

In addition, for serving in the following capacities, GAC anticipates additional equity compensation in the following ratios:

•	0.20 for audit committee member (0.25 for chairman of audit committee); and

0.15 for compensation committee member (0.20 for chairman of compensation committee).

Both GAC and GHIL have also determined that there will be no cash compensation for Board of Directors, Advisory Board, or Board Committee memberships.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may send communications to our board of directors by mail or courier delivery addressed as follows: Geneva Acquisition Corporation, c/o Secretary, 400 Crown Colony Drive, Suite 104, Quincy MA 02169. In general, the President will forward all such communications to the board of directors. However, for communications addressed to a particular member of the board of directors, the Secretary forwards those communications directly to the board member so addressed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GAC

In February 2007, certain of our Initial Stockholders purchased 2,923,077 Private Placement Warrants at $0.65 per Private Placement Warrant. The Private Placement Warrants will become exercisable at a price of $5.00 per share of Common Stock, on the later of February 12, 2008 or the date of our consummation of a Business Combination.

The following table sets forth the name and respective number of Private Placement Warrants owned by each of such Initial Stockholders as of March 10, 2008:

James E McGrath	461,538
John F. Rousseau	384,616
Greg Zaic	180,000
Thomas Hancock	178,462
Vincent T. Pica II	461,538
Sidney Braginsky	153,846
Hardwick Simmons	76,923
Edwin Snape	180,000
Maruna Partners, LLC	846,154

All shares of Common Stock outstanding prior to our Initial Public Offering were placed into an escrow account with Continental Stock Transfer & Trust Company and, with certain limited exceptions, will not be tradable until six months after our consummation of a Business Combination.

The holders of the majority of the shares of Common Stock outstanding prior to our Initial Public Offering will be entitled to make up to two demands that we register these shares and the shares which they may receive upon exercise of the warrants described above. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of Common Stock are released from escrow. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of Common Stock are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

We maintain our executive offices at 400 Crown Colony Drive, Suite 104, Quincy, Massachusetts 02169. NEGF Advisory Company Inc., an affiliate of John F. Rousseau, our Chief Operating Officer and a director, and Edwin Snape, a director, has agreed to provide us with certain limited administrative, technology and secretarial services under a lease and services agreement, as well as the use of certain limited office space, including a conference room, at this location pursuant to a letter agreement between us and NEGF Advisory Company Inc. The cost for the foregoing services to be provided to us by NEGF Advisory Company Inc. is $4,500 per month. These arrangements are solely for our benefit and are not intended to provide Messrs. Rousseau or Snape compensation in lieu of salary. We believe, based on rents and fees for similar services in the Quincy, Massachusetts area, that the fee charged by NEGF Advisory Company Inc. is at least as favorable as we could have obtained from an unaffiliated person.

The Company issued an unsecured promissory note to one of its Initial Stockholders in the aggregate principal amount of $75,000 on June 16, 2006. This note was non-interest bearing and fully repaid on February 16, 2007 with the proceeds of the Initial Public Offering.

In addition, the Company has received $52,000 in advances from certain of its Initial Stockholders that bear no interest and were to be repaid no later than the consummation of the Initial Public Offering. On February 16, 2007, the Company repaid $49,699 of these advances, leaving a balance of $2,301 as of December 31, 2007.

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and Business Combinations. We have reimbursed our officers and directors for an aggregate of $103,678 of expenses which they had incurred on our behalf between the completion of our Initial Public Offering on February 16, 2007 through September 30, 2008. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our board of directors or a court of competent jurisdiction if such reimbursement is challenged.

Other than the $4,500 per-month administrative fee and reimbursable out-of-pocket expenses payable to our officers and directors, no compensation or fees of any kind, including finder’s and consulting fees, has been or will be paid to any of our Initial Stockholders, officers or directors who owned our Common Stock prior to our Initial Public Offering, or to any of their respective affiliates for services rendered to us prior to or with respect to the Business Combination.

GHIL

The tables below reflect transactions entered into by GHIL with certain of its officers, directors and their respective affiliates. Items under the column “purchase of goods/services” primarily consisted of the purchases of raw material and consumables. Items under the columns “Funds Received” and “Funds Transferred” refer to loans made to or from the specified persons. Such loans were made at 0% interest, were on-demand and were not secured. Items under the column “Sale of goods” primarily consisted of sales of joists. Each of the arrangements described below were not long term contracts but were one-time events.

Transactions with related parties were entered into at competitive market prices charged to unaffiliated customers for similar transaction or charged by other suppliers.

Six Month Period Ended 30 September, 2007

S No	Party Name	Funds Received	Funds Transferred	Purchase of Goods/Services	Director Remuneration
1	Ashiana Homes Private Limited	245,580	—	—	—
2	Ashok Maskara	85,953	93,320	—	—
3	Ashoka Tex	—	—	—	—
4	Dynamix Urja (India) Limited	486,739	2,087,426	—	—
5	Hitech Abrasive Private Limited	122,790	248,035	2,578	—
6	NP Tekriwal	288,275	196,464	—	2,763
7	Rohit Maskara	7,587	13,953	—	—
8	Deepak Agrawal	—	6,095	—	—

Six Month Period Ended 30 September, 2008

S No	Party Name	Funds Received	Funds Transferred
1	Ashok Maskara	—	3,042
2	Ashoka Tex	—	126,701
3	Hitech Abrasive Private Limited	58,658	1,026,296
4	NP Tekriwal	—	5,279
5	Rohit Maskakra		5,279

The transactions with the following related parties for the year ended March 31, 2006, 2007 and 2008 are described below:

Following are the details of each related party, their relationship with GHIL and, if the party was not related to GHIL, a description of the interest for related parties:

Party Name	Relationship with GHIL	Interest in the Transaction by Related Parties, if the Party Is Not Directly Related to GHIL
Ashiana Homes Private Limited	Stockholder of GHIL	N/A
Ashoka Tex	None	Owned by Ashok Maskara
Dynamix Urja (India) Limited	None	NP Tekriwal is a director
Hitech Abrasive Private Limited	None	The child of NP Tekriwal is a director
Ashok Maskara	Director of GHIL	N/A
Deepak Agrawal	Director of GHIL	N/A
NP Tekriwal	Director of GHIL	N/A
Rohit Maskara	Director of GHIL	N/A

CONFLICTS OF INTEREST

When you consider the recommendation of the Board of Directors, you should keep in mind that the members of the Board of Directors have interests in the acquisition that are different from, or in addition to, yours. These interests include the following:

•	Securities owned by GAC’s directors, officers, advisors and their respective affiliates (a total of 1,500,000 shares (after reflecting the 1,000,000 the management of GAC will return to the GAC for cancellation) and 2,923,077 warrants) will be worthless because the shares will no longer have any value and the officers and directors are not entitled to liquidation distributions from GAC. As of November 21, 2008, based on their respective trading prices, the shares owned by our directors, officers and the proposed acquisition is not completed, and GAC is subsequently required to liquidate, the shares and their respective affiliates are worth $8,700,000 and the warrants owned by such persons are worth $2,630,769. In addition, the possibility that GAC’s officers and directors will be required to perform their obligations under the indemnity agreements referred to above will be substantially increased.
•	In connection with GAC’s initial public offering, Messrs. McGrath, Rousseau, Hancock, Zaic, Pica and Dr. Snape have agreed to indemnify us against any claims by any vendor, prospective target business or other entity that is owed money from GAC for services rendered or products sold to us that would reduce the amount of the funds in the trust account. If the acquisition is consummated, McGrath, Rousseau, Hancock, Zaic, Pica and Dr. Snape will not have to perform such obligation. If the acquisition is not consummated, however, McGrath, Rousseau, Hancock, Zaic, Pica and Dr. Snape could potentially be liable for any claims against the trust account specified above. As of November 21, 2008, GAC believes that the indemnifying parties do not have any risk of being required to provide indemnification since substantially all persons who have had contractual obligations with GAC have either been paid in full (or will be paid in accordance with GAC’s past practices) or waived their ability to sue GAC’s trust account.
•	All rights of GAC’s officers and directors to be indemnified by GAC, and of GAC’s directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the acquisition pursuant to provisions in GAC’s Certificate of Incorporation. However, if the acquisition is not approved and GAC subsequently liquidates, its ability to perform its obligations under those provisions will be substantially impaired since it will cease to exist. If the GHIL acquisition is ultimately completed, the combined company’s ability to perform such obligations will be substantially enhanced.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Our Securities

Shares of our units, common stock, and warrants are listed on the NYSE Alternext US LLC under the symbols GAC.U, GAC and GAC.WT, respectively. Each of our units consists of one share of common stock, and two warrants that entitle the holder to purchase from us one share of common stock at an exercise price of $5.00 commencing on the completion of the acquisition. The warrants will expire at 5:00 pm New York time on February 12, 2011, or earlier upon redemption.

The closing prices per share of our units, common stock and warrants on January 26, 2009, were $5.90, $5.89, and $0.02, respectively.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of our common stock, warrants and units as reported on the NYSE Alternext US LLC. The quotations listed below reflect inter dealer prices, without retail markup, markdown or commission and may not necessarily represent actual transactions.

	Common Stock		Warrants		Units
Quarter Ended	High	Low	High	Low	High	Low
2007
March 31	$5.41	$5.39	$0.39	$0.36	$6.13	$6.03
June 30	5.80	5.40	0.48	0.35	6.55	6.05
September 30	5.74	5.50	0.55	0.31	6.62	6.00
December 31	5.64	5.51	0.39	0.24	6.22	6.00
2008
March 31	5.64	5.55	0.30	0.12	6.10	5.71
June 30	5.80	5.60	0.20	0.07	6.05	5.75
September 30	5.85	5.65	0.15	0.05	6.01	5.81
December 31, 2008 (through November 21, 2008)	5.90	5.58	0.08	0.01	6.01	5.50

The common stock and warrants began trading on February 16, 2007. Holders of our units, common stock, and warrants should obtain current market quotations for their securities. The market price of our units, common stock, and warrants could vary at any time before the acquisition.

Holders of Common Equity

As of the record date, there were 12 holders of record of our common stock.

Dividends

GAC has not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of the acquisition of GHIL. GAC anticipates declaring a single cash dividend in the aggregate amount of $2.00 per share of its common stock within 30 days after the consummation of the acquisition of the 51.6% interest in GHIL. The initial shareholders of GAC and the former equity holders of GHIL have agreed not to accept payment of such dividends in respect of their shares of stock. GAC intends to use amounts from the trust account to pay the dividends. GAC does not plan to use borrowings to fund dividends. Restrictions on the payment of dividends by GHIL which are described in this proxy statement do not restrict the ability of GAC from paying this dividend. Such a dividend was not contemplated in GAC’s initial public offering prospectus.

Assuming that none of GAC’s stockholders elect to convert their shares of common stock, the aggregate amount of the dividend would $23,000,000. If 19.99% of GAC’s stockholders elect to convert their shares, the aggregate amount of the dividend would be approximately $18,402,300.

This dividend would be a one-time event. In deciding on the dividend and the setting of its level, GAC made the judgment that the equity capital used to pay the dividend was not necessary to complete the acquisition of GHIL or to execute its expansion plan. GAC also felt that it would enhance the attractiveness of the acquisition.

GAC does not currently intend to pay, nor does it anticipate to pay any future dividends and GAC expects to utilize any excess cash for general corporate purposes.

After the initial cash dividend described above, GAC does not anticipate paying any further dividends, but plans to hold its funds for reinvestment in the operations of the company. The declaration and payment of any dividend is subject to the discretion of the board of directors and will be dependent upon earnings, financial condition, cash requirements and availability, restrictions in loan agreements, the provisions of applicable law affecting the payment of dividends to shareholders and other factors. The board of directors may review and amend its dividend policy from time to time in light of its plans for future growth and other factors.

GHIL is under several restrictions with respect to the payment of dividends to its parent entities. First, the Indian Companies Act of 1956 provides that no dividend shall be declared or paid by a company for any financial year out of the profits of the company, without transfer of a particular percentage, not exceeding 10% of the profits, to the reserves of the company. The payment from reserve rules specify the maximum amount which can be paid out as dividend on equity shares. Dividends must be approved by GHIL’s Board of Directors and its stockholders.

In addition, GHIL’s loan documents also provide that GHIL may not declare a dividend in excess of the rates stipulated in the loan agreement or declare any dividend on its share capital if it fails to meet its obligations to pay interest and/or installments and/or monies to the lenders, that it shall not declare or pay any dividend when there are arrears/overdue on GHIL's accounts, and that dividends may not be declared without the approval of the lender.

GHIL

There is no established public trading market for the shares of common stock of GHIL.

STOCKHOLDER PROPOSALS

Our management is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Only one annual report and proxy statement may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the affected stockholders. We will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to Thomas Hancock, our Corporate Secretary, Geneva Acquisition Corporation, 400 Crown Colony Drive, Suite 104, Quincy MA 02169. Stockholders sharing an address and currently receiving a single copy may contact us as described above to request that multiple copies be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting us as described above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Securities Act of 1933. You may read and copy reports, proxy statements and other information filed by us with the SEC at the Securities and Exchange Commission public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

We file our reports, proxy statements and other information electronically with the SEC. You may access information on us at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov. Information and statements contained in this proxy statement, or any exhibit to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement. We have supplied all information contained in this proxy statement relating to us by us, and all such information relating to GHIL. If you would like additional copies of this proxy statement, or if you have questions about the Acquisition, you should contact:

Thomas Hancock
Geneva Acquisition Corporation
400 Crown Colony Drive, Suite 104
Quincy MA 02169
Phone: (617) 933 7100
Fax: (617) 472-3531

GENEVA ACQUISITION CORPORATION

INDEX TO FINANCIAL STATEMENTS

Page
Financial Statements of Global Hi-Tech Industries Ltd.	F-2
Financial Statements of Geneva Acquisition Corporation	F-56

GENEVA ACQUISITION CORPORATION

CONSOLIDATED FINANCIAL STATEMENTS OF GLOBAL HI-TECH INDUSTRIES LTD.

REVIEW REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To
The Board of Directors Global Hi-Tech Industries Limited

We have reviewed the condensed balance sheet of Global Hi-Tech Industries Limited as of September 30, 2008, and the related condensed statements of income for the six months period ended September 30, 2008 and 2007, and cash flows for the six months period ended September 30, 2008 and 2007. These interim financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the condensed financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the balance sheet of Global Hi-Tech Industries Limited as of March 31, 2008, and the related statements of operations, stockholders’ equity, and cash flows for the each of the three years ended March 31, 2006, 2007 and 2008 (not presented herein); and in our report dated 19th November, 2008, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of March 31, 2008 is fairly stated in all material respects in relation to the balance sheet from which it has been derived.

Yoganandh & Ram
Chartered Accountants
Independent Auditors registered with
Public Company Accounting Oversight Board (USA)
Chennai, India
20th November, 2008

GLOBAL HI-TECH INDUSTRIES LIMITED

BALANCE SHEETS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

	As of 31-Mar-08	As of 30-Sep-08
ASSETS
Cash and cash equivalents	38,647	151,489
Accounts receivables	1,720,408	1,908,692
Inventories	14,876,934	11,334,100
Deferred taxes on income	506,896	339,662
Restricted cash	449,775	476,319
Prepaid and other assets	769,283	590,596
Total Current Assets	18,361,943	14,800,858
Property and equipment, net	26,470,648	22,395,070
Investments	49,975	43,057
Deferred taxes on income	12,832	8,599
Other assets	541,906	593,571
Total Assets	45,437,304	37,841,155
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term borrowings and current portion of long-term debt	15,731,585	12,344,672
Trade payables	2,300,991	2,193,802
Due to related parties	1,881,736	604,665
Other current liabilities	517,983	857,924
Deferred taxes on income	717,509	—
Total current liabilities	21,149,804	16,001,063
Long-term debt, net of current portion	8,925,939	6,015,999
Deferred taxes on income	260,802	1,114,680
Other liabilities	32,256	40,066
Total liabilities	30,368,801	23,171,808
Stockholders’ equity
Common stock, par value USD 0.25 (INR 10) per stock (22,000,000 equity shares authorized as of March 31, 2008 and September 30, 2008; and 21,402,750 issued and outstanding as of March 31, 2008 and as of September 30, 2008))	4,992,287	4,992,287
Additional Paid in Capital	4,981,358	4,981,358
Money received pending allotment	1,486,757	1,302,476
Retained earnings	2,931,529	4,746,397
Accumulated other comprehensive (loss) income	676,572	(1,353,171)
Total stockholders’ equity	15,068,503	14,669,347
Total liabilities and stockholders’ equity	45,437,304	37,841,155

The Accompanying Notes Form an Integral Part of these Financial Statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

STATEMENT OF INCOME
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

	Six Months Ended 30-Sep-07	Six Months Ended 30-Sep-08
Revenue from sale of goods	25,862,115	29,626,774
Cost of goods sold (including depreciation of USD 652,271 and USD 665,271 for the six months ended September 30, 2007 and 2008, respectively)	(21,165,086)	(24,515,560)
Gross profit	4,697,029	5,111,214
Selling, general and administrative expenses (including depreciation of USD 23,549 and USD 25,708 for the six months ended September 30, 2007 and 2008, respectively)	(1,073,417)	(694,114)
Operating income	3,623,612	4,417,100
Interest expense (net)	(1,503,020)	(1,634,625)
Interest income (net)	54,923	11,223
Operating income before income taxes	2,175,515	2,793,698
Income tax gain/(expense)	(365,837)	(967,802)
Fringe Benefit tax expense	(9,762)	(11,028)
Net Income:	1,799,916	1,814,868
Earnings per share:
Basic	0.12	0.08
Diluted	0.04	0.05
Weighted average number of common shares outstanding:
Basic	15,208,500	21,402,750
Diluted	52,081,096	41,180,351

The Accompanying Notes Form an Integral Part of these Financial Statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

STATEMENT OF STOCKHOLDERS’ EQUITY
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

	Common Stock		Additional Paid in Capital	Money Received Pending Allotment	Retained Earnings	Accumulated Other Comprehensive Income/(Loss)
	Number	Par Value					Total
Balance as at April 1, 2007	15,208,500	3,422,739	3,411,810	3,548,608	(496,651)	206,963	10,093,469
Issue of Common Stock	—	—	—	—	—	—	—
Money received pending allotment	—	—	—	694.842	—	—	694,842
Gain on foreign currency translation	—	—	—	332,273	—	595,652	927,925
Net Income for the period	—	—	—	—	1,799,916	—	1,799,916
Balance as of September 30, 2007	15,208,500	3,422,739	3,411,810	4,575,723	1,303,265	802,615	13,516,152
Balance as at April 1, 2008	21,402,750	4,992,287	4,981,358	1,486,757	2,931,529	676,572	15,068,503
Issue of Common Stock				—	—	—	—
Money received pending allotment	—	—	—	21,515	—	—	21,515
Gain on foreign currency translation	—	—	—	(205,796)	—	(2,029,743)	(2,235,539)
Net Income for the period	—	—	—	—	1,814,868	—	1,814,868
Balance as of September 30, 2008	21,402,750	4,992,287	4,981,358	1,302,476	4,746,397	(1,353,171)	14,669,347

The Accompanying Notes Form an Integral Part of these Financial Statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

STATEMENTS OF CASH FLOWS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

	Six Months Ended 30-Sep-07	Six Months Ended 30-Sep-08
Cash flows from operating activities
Net income	1,799,917	1,814,868
Adjustments to reconcile net income to net cash provided (used) in operating activities:
Depreciation	675,820	691,630
Deferred tax expense	159,302	404,686
	2,635,039	2,911,184
Changes in assets and liabilities
Accounts receivable	1,592,392	(464,759)
Inventories	(12,142,896)	1,616,751
Prepaid expenses and other current assets	1,351,854	78,685
Trade payables	(2,999,491)	230,324
Other current liabilities	(792,277)	448,637
Other liabilities	10,855	13,379
Non-current assets	387,509	(138,064)
Net cash used in (provided by) operating activities	(9,957,015)	4,696,137
Cash flows from investing activities
Purchase of property and equipment	(616,500)	(243,382)
Restricted cash	195,555	(96,786)
Net cash (used in) provided by investing activities	(420,945)	(340,168)
Cash flows from financing activities
Net movement in cash credit and bank overdraft	12,221,013	(1,317,879)
Repayment of long-term borrowings	(1,048,409)	(1,824,799)
Due to related parties, net	(1,363,974)	(1,107,939)
Issue of Equity Shares/Money received pending allotment	710,707	23,459
Net cash provided by financing activities	10,519,337	(4,227,158)
Effect of exchange rate changes on cash and cash equivalents	21,437	(15,969)
Net increase (decrease) in cash and cash equivalents during the year	162,814	112,842
Add: Balance as at the beginning of the period	213,421	38,647
Balance as at the end of the period	376,235	151,489

The Accompanying Notes Form an Integral Part of these Financial Statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

STATEMENTS OF CASH FLOWS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

Supplementary Information to Cash Flow Statement

	Six Months Ended 30-Sep-07	Six Months Ended 30-Sep-08
Cash paid during the year
Income tax	—	43,130
Interest	1,207,542	827,176

The Accompanying Notes Form an Integral Part of these Financial Statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

1. Background

a. Incorporation and History

Global Hi-Tech Industries Limited (“GHIL”) (“The Company”), registered under Companies Act, 1956, is a closely held public limited company incorporated on November 21, 2003. The Company was mainly promoted by Mr. N.P. Tekriwal.

The Company’s factory site is located at Village Kanaiyabe, District Bhuj, Kutchh in the State of Gujarat, Republic of India. The Company presently has an installed capacity of 105,000 MT per annum of Sponge Iron, 100,800 MT of Ingots and Billets and 96,000 MT of rolled products.

The project was established in phases with billet manufacturing and rolling mill facilities going into commercial operations in July, 2005 and October, 2005 respectively. The products manufactured are of high quality as per specified standards. The sponge iron section was commissioned in last week of March, 2007.

Considering the on-going expansion of infrastructure in India and the resulting demand for structural steel, GHIL plans to expand its plant, thereby increasing the current installed capacity by setting up an addition arc furnace and structural steel rolling mill along with setting up of captive power plant. This would improve its bargaining power while procuring raw materials, consumables and spares.

b. Description of Business

GHIL had commenced its commercial production of Phase-I during July 2005 and it is presently operating at a capacity utilization of 40 – 45%. The promoters of GHIL have an extensive experience in the field of steel, textile and foundry technology. The promoters have been successfully selling the Company’s products through their network in Gujarat, Delhi, Raipur and Rajasthan and also in the state of Maharashtra where the Company intends to exploit the opportunities to market their product.

The annual licensed and installed capacities are as under:

Licensed Capacity

Particulars	Capacity
Sponge Iron	210,000 MT
Billets	300,000 MT
Rolling Structural Steel	300,000 MT

Installed Capacity

Particulars		Capacity
Sponge Iron	350 Tons × 300 Days	105,000 MT
Billets	336 Tons × 300 Days	100,800 MT
Rolling Structural Steel	320 Tons × 300 Days	96,000 MT

c. Industry Overview

Introduction

The steel industry primarily comprises of two types of producers:

(1)	Those who manufacture steel mainly through the blast furnace route from iron ore; and
(2)	Those who manufacture steel through the electric arc furnace (EAF) or induction furnace route from iron scrap/sponge iron.

The raw materials required for production of steel through the blast furnace route can be — (i) ores (iron and manganese ores), (ii) fuels and reducing agents (coal, coke and petro-fuels), (iii) fluxes (limestone, dolomite and quartzite), and (iv) refractories (silica, magnetite and alumina).

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

1. Background  – (continued)

Sponge iron is used as a raw material in EAF or induction furnace. Iron scrap is an alternative to sponge iron for this purpose. While sponge iron, pig iron and ferro alloys (ferro-chrome/silicon/manganese) form the major chunk of steel intermediates, flat products (HR coils, CR coils, GP/GC coils, stainless steel) and long products (billets/blooms/ingots/wire rods/bars/structural’s) are the finished steel products. Steel bars and rods, including wire rods, constitute approximately 75% of the long product offerings. Wire rods are rolled from billets.

The construction industry is the largest end-use sector of steel, accounting for over 50% of steel consumption. Long products are used extensively in the construction sector. Wire rods are used for reinforcement in the construction sector, for making wires for reinforcement netting, fencing and fasteners. Reinforcement bars are used in the construction of buildings, foundations, bridges and subways. They are also used in making structural parts.

Global Steel Industry

Global crude steel output, which closely tracks demand, grew by 8.9% to 1,244 million tonnes in 2006 as compared to 1,142 million tonnes in 2005 mainly driven by strong growth of 18% in China. In 2006, the top five steel producing countries were China (422.7 million tonnes), Japan (116.2 million tonnes), USA (98.6 million tonnes), Russia (70.8 million tonnes) and South Korea (48.5 million tonnes). The finished steel consumption grew by 8.5% at 1,113 million tonnes in 2006 as compared to 1,026 million tonnes in 2005. China accounted for 33% of global steel consumption and 50% of global demand growth. The Asian region, especially China, witnessed significant over the past ten years. In 1996, China produced 101 million tonnes of crude steel. By 2001, crude steel production increased to 151 million tonnes, at a CAGR of 8%. In 2006, China produced 422.7 million tonnes of crude steel, registering a CAGR of 23% in last five years. China’s share of world crude steel production also increased exponentially. In 1996, China became the largest steel producing country in the world for the first time, accounting for 13.5% of global crude steel production. In 2006, this share increased to around one third of the total crude steel produced in the world.

The global steel consumption increased both in developing and developed countries in 2006, with double digit growth in Europe, CIS, NAFTA and South and Central America. In Europe, the increase in demand was accompanied by a substantial increase in steel imports primarily from China, which emerged as a significant net exporter of steel in 2006. Construction was the key driver of demand across the EU in 2006, notably in Germany, which recovered very strongly.

The demand for raw materials viz. iron ore, coal, scrap, energy etc. have increased significantly due to robust growth in global crude steel production led by China. The shortages of raw materials and constraints of logistics, led to increase in prices of raw materials. Iron ore prices increased for the last five years consecutively. Iron ore fines prices increased by 19% in 2006, 71.5% in 2005, 18.6% in 2004 and 9% in 2003. There was a further increase in contracted prices of iron ore fines by 9.5% in 2007. China’s crude steel production increased by 18% or 63 million tonnes in 2006 and to support this production, iron ore imports into China increased by 19%. In order to respond to the tightening supply-demand imbalance, major iron ore and coal producers are investing in new mines to increase production capacity. The hard coking coal prices decreased by 7% in 2006 after a steep increase by 117% in 2005 and 24% in 2004. There is a further decline in the contracted prices of hard coking coal in 2007 due to increased supply coming on stream. The steel industry and all commodities related industries have witnessed an upward shift in their respective cost curves and hence prices for both raw materials and steel products are likely to settle at higher levels than the average prices that prevailed in the past.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

1. Background  – (continued)

Indian Steel Industry

Steel is a significant component of India’s rapid economic growth. Increasing demand from sectors like infrastructure, real estate and automobiles, at home and abroad, has put India’s steel industry on the world map. Indian Steel Industry registered a strong growth in steel consumption driven by strong growth in all steel consuming sectors namely automotive (13.6%), capital goods (18.3%), construction (10.7%), consumer non-durables (10.5%) and consumer durables (9.1%) etc. During the fiscal year 2006 – 07, India’s apparent steel consumption grew by 11.7% to 43.8 million tonnes. India’s steel consumption is expected to increase to 65 million tonnes by FY 2009 – 10 and over 125 million tonnes by FY 2014 – 15.

Indian steel industry experienced a strong growth in demand, propelled particularly by the demand for steel in China. The production of crude steel at 53 million tonnes in 2007 was more than double the production level a decade back in 1998 (23 million tonnes) portraying the significant growth in the Indian Steel Industry. India now ranks fifth in terms of crude steel production among the top six crude steel producing nations in the world, the others being China, Japan, United States, Russia and South Korea. The finished steel production in India in the current financial year stands at 48 million tonnes registering an increase of 9% over the previous year. The broad breakup of the production and use of finished steel production in India is shown below:

	Production			Consumption
	FY08	FY07	Change%	FY08	FY07	Change%
	Figures in Million Tonnes
Flat Products	20	19	5%	21	18	16%
Long products	28	26	8%	29	26	12%
Total	48	45	7%	50	44	14%

Source: JPC

Steel exports grew by 6.1% to 4.7 million tonnes and steel imports increased by 6.4% to 4.1 million tonnes. The Government of India has revised the production projections made in National Steel Policy from 65 million tonnes to 80 million tonnes by 2010. The target is to reach the production levels of 200 million tonnes by 2020.

The per capita consumption of steel in India stood at 42 kg against a world average of 202.2 kg in FY 2007. This low per capita consumption, combined with a large population and strong GDP growth, demonstrates the huge untapped potential of steel industry in India.

Steel is directly related to the infrastructure sectors. For Eleventh Plan the Government of India has set up the total investment in infrastructure of Rs. 2,384,906 crores. This may lead to increased steel consumption in foreseeable future.

Investment in Infrastructure Based on Sectoral Analysis

Sector	Rs. Crores	USD (Billion) @ Rs. 40/$	Sectoral Shares (%)
Electricity	725,325.00	181.33	30.41
Roads	366,843.00	91.71	15.38
Telecom	314,118.00	78.53	13.17
Railways	303,530.00	75.88	12.73
Irrigation	262,508.00	65.63	11.01

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

1. Background  – (continued)

Sector	Rs. Crores	USD (Billion) @ Rs. 40/$	Sectoral Shares (%)
Water Supply & Sanitation	234,268.00	58.57	9.82
Ports	86,989.00	21.75	3.65
Airports	40,880.00	10.22	1.71
Storage	26,327.00	6.58	1.10
Gas	24,118.00	6.03	1.01
Total	2,384,906.00	596.23	100.00

Source: Consultation Paper, Planning Commission, GOI

India, the world’s largest producer of direct reduced iron (DRI) or sponge iron, is expected by many experts to maintain its lead in the near future. Sponge iron production is expected to go up from 16 million tonnes in 2006 – 07 to 20 million tonnes in 2007 – 08 and subsequently cross the 30 million tonnes on an annual basis within the next three to four years.

The Government has approved the National Steel Policy (NSP) 2005 whose long-term goal is to ensure that India has a modern and efficient steel industry, capable of standing up to international competition and catering to the growing domestic demand for steel. This in turn has led to sustained growth in the steel sector.

d. Business Outlook

GHIL has an opportunity to expand into international markets since export markets are expected to grow at 13% CAGR by 2020. GHIL can export through Kandla and Mundra ports which are in close proximity to the site.

Demand for the steel products is increasing and the trend is likely to be encouraging for the future as well. The above trend is expected to create demand for the end products.

Keeping in view the rising the demand for steel products and the experience of management team in the industry, the Company believes that its revenue and profitability targets are realistic.

The positive outlook for increasing steel demand in India along with the strategic advantages available to GHIL makes it a bankable opportunity.

e. Risks and Threats

The products — sponge iron, billets & TMT bars — being manufactured by the Company are an industrial commodity susceptible to price volatility.

GHIL is in a position to control its costs on account of lower capital cost which is result of indigenous technology and fiscal incentives in the form of refund of excise duty and VAT exemption to safeguard the Company against selling prices.

To derive the substantial benefits available of location under special package of incentives for sales tax and excise duty declared under Incentive Scheme 2001 for Economic Development of Kutchh, many of the steel companies have already set up steel units and have started commercial production. Hence, the project faces a threat in the form of increase in competition from the numerous upcoming plants/expansion of other big/new players in the steel industry.

f. Strengths and Opportunities

The integrated steel plant is ideally located in proximity to two major ports, Kandla and Mundra ports is also adjacent to the lignite belt of Gujarat.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

1. Background  – (continued)

GHIL is planning to setting up captive power generation unit which will help the Company to generate power at a lower cost and thus help improve the operating efficiency.

GHIL is considering taking iron ore mines on long term lease, which should reduce the raw material cost of the Company and thus improve its profitability.

The demand for steel can be expected to increase because of the following factors:

•	Growth in the steel industry due to growth in infrastructure spending.
•	The government is promoting infrastructure development, which should lead to a rise in construction activities. This in turn should lead to an increase in the demand for billets, the raw material for wire rods.

2. Summary of Significant Accounting Policies

a) Basis of Preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (‘US GAAP’). The significant accounting policies adopted by the Company, in respect of these financial statements, are set out below.

These financial statements have been prepared in US Dollars, the national currency of United States.

b) Foreign Currency Translation

The accompanying financial statements are reported in U.S. dollars. The Indian rupee is the functional currency for the company. The translation of the functional currencies into U.S. dollars is performed for assets and liabilities using the exchange rates in effect at the balance sheet date and for revenues, costs and expenses using average exchange rates prevailing during the reporting periods. Adjustments resulting from the translation of functional currency financial statements to reporting currency are accumulated and reported as other comprehensive income/(loss), a separate component of shareholders’ equity.

Transactions in foreign currency are recorded at the exchange rate prevailing on the date of transaction. Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency at the exchange rates in effect at the balance sheet date. Revenues, costs and expenses are recorded using exchange rates prevailing on the date of transaction. Gains or losses resulting from foreign currency transactions are included in the statement of income. Share capital issued has been recorded at historical rates.

The exchange rates used for translation purposes are as under:

	Weighted Average Rate	Closing Rate
Six month period ended September 30, 2008	INR 42.62 per USD	INR 46.45 per USD
Six month period ended September 30, 2007	INR 40.72 per USD	INR 39.75per USD
Year ended March 31, 2008	INR 40.13 per USD	INR 40.02 per USD

c) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires the use of management estimates and assumptions that affect the amounts reported. These estimates are based on historical experience and information that is available to management about current events and actions that the Company may take in the future. Significant items subject to estimates and assumptions include the useful lives (other than for goodwill) and the evaluation of impairment of property and equipment and identifiable intangible assets and goodwill, the income tax and valuation reserves, stock based compensation, the valuation of the assets and

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

liabilities acquired in business combinations, the contingencies and legal reserves, asset retirement obligations and the allowance for doubtful accounts receivable and advances.

Actual results could differ from these estimates.

d) Restricted Cash

Restricted cash consists of deposits pledged with various government authorities and deposits restricted as to usage under lien to banks for guarantees and letters of credit given by the Company.

The restricted cash is primarily invested in time deposits with banks. The classification of restricted cash into current and non-current is determined based on the maturity date of the deposits.

e) Cash and Cash Equivalents

Cash includes cash in hand, cash with banks and cash equivalents, which represent highly liquid deposits with an original maturity of three months or less. All the investments which have an original maturity of more than three months included in short term investments in the balance sheets.

f) Allowance for Uncollectible Accounts Receivable

The allowance for uncollectible accounts receivable reflects management’s best estimate of probable losses inherent in the accounts receivable balance. Management primarily determines the allowance based on the aging of accounts receivable balances and historical write-off experience, net of recoveries. The Company provides for amounts outstanding where management is of the view that the amounts are not recoverable.

The Company’s provision for uncollectible receivables is included in selling, general and administrative expenses in the statements of income.

g) Investments

Investments are initially measured at cost, which is the fair value of the consideration given for them, including transaction costs. Interest is recognized when earned.

h) Inventories

Inventories primarily comprise Finished Goods, Raw Materials, Work in Progress, Stock in Transit, Components and Accessories, Stores and Spares, Scrap and Residue. Inventories are valued at the lower of cost on a first in first out (‘FIFO’) basis and estimated net realizable value.

The Cost of various categories inventories are determined on the following basis:

Raw Materials:	First in first out.
Work in Progress at Plant and Finished goods:	Material cost plus appropriate share of Labour cost and production overhead.
Component and accessories, Stores Erection, Materials, Spares and Loose Tools.:	First in first out.

i) Property and Equipment

Property and equipment are stated at historical cost, net of accumulated depreciation and amortization. All direct costs relating to the acquisition and installation of property and equipment are capitalized.

Depreciation and amortization is recorded on a straight-line basis over the estimated useful lives of the assets as follows:

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

Years
Building	20
Plant & Machinery	20
Computers	3
Office Furniture and Equipment	5
Vehicles	5

Land is not depreciated. The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

Gains and losses arising from retirement or disposal of property and equipment are determined as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in the statements of income on the date of retirement and disposal.

Costs of additions and substantial improvements to property and equipment are capitalized. The costs of maintenance and repairs of property and equipment are charged to operating expenses.

j) Asset Retirement Obligations

Asset retirement obligations associated with the Company’s retail and administrative location operating leases are subject to the provisions of FAS No. 143 “Accounting for Asset Retirement Obligations” and FASB interpretation no. 47 “Accounting for Conditional Asset Retirement Obligation”. The lease agreements entered into by the Company may contain clauses requiring restoration of the leased site at the end of the lease term and therefore create asset retirement obligations. The Company records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and capitalizes the cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the estimated useful life of the related asset. Upon settlement of the liability, the Company either settles the obligation for its recorded amount or incurs a gain or loss upon settlement.

k) Other Intangible Assets

Other intangible assets comprising software. Software is capitalized at the amounts paid to acquire the respective license for use and is amortized over the period of the license, not exceeding three years.

Amortization of intangible assets is included in cost of services and selling, general and administrative expenses in the statements of income.

l) Foreign Currency Transactions

Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency Indian Rupees at the rates of exchange in effect at the balance sheet date. Transactions in foreign currencies are recorded at rates ruling on the transaction dates. Gains or losses resulting from foreign currency transactions are included in the statements of income.

The balance sheets and statements of operations of the Company’s foreign operations are measured using the local currency as the functional currency. Assets and liabilities of these foreign operations are translated to Rupees at period end exchange rate and revenue and expense amounts are translated to Rupees at the average rates of exchange prevailing during the period. The resulting foreign currency translation adjustments are accumulated as a component of other comprehensive income.

m) Operating Leases

Lease payments under operating leases are recognized as an expense on a straight-line basis over the lease term.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

n) Capital Leases

(i) Lessee Accounting

Assets acquired under capital leases are capitalized as assets by the Company at the lower of the fair value of the leased property or the present value of the related lease payments or where applicable, the estimated fair value of such assets. Amortization of leased assets is computed on a straight line basis over the shorter of useful life of the assets or remaining lease period. Amortization charge for capital leases is included in depreciation expense.

(ii) Lessor Accounting

Assets leased to others under capital leases are recognized as receivables at an amount equal to the net investment in the leased assets. The finance income is recognized based on the periodic rate of return on the net investment of the lessor outstanding in respect of the capital lease.

o) Impairment of Long — Lived Assets and Intangible Assets

The Company reviews its long-lived assets, including identifiable intangible assets with finite lives, for impairment whenever events or changes in business circumstances indicate that the carrying amount of assets may not be fully recoverable. Such circumstances include, though are not limited to, significant or sustained declines in revenues or earnings and material adverse changes in the economic climate. For assets that the Company intends to hold for use, if the total of the expected future undiscounted cash flows produced by the assets or asset Company is less than the carrying amount of the assets, a loss is recognized for the difference between the fair value and carrying value of the assets. For assets the Company intends to dispose of by sale, a loss is recognized for the amount by which the estimated fair value less cost to sell is less than the carrying value of the assets. Fair value is determined based on quoted market prices, if available, or other valuation techniques including discounted future net cash flows.

p) Revenue Recognition

Sales are recognized when the significant risks and rewards of ownership have transferred to the buyer, continuing managerial involvement usually associated with ownership and effective control have ceased, the amount of revenue can be measured reliably, it is probable that economic benefits associated with the transaction will flow to the Company and the costs incurred or to be incurred in respect of the transaction can be measured reliably. The Company records reductions to revenue for special pricing agreements, price protection and other volume based discounts. Upon a sale, GHIL’s products are either delivered to the customer’s premises by GHIL or the customer picks up the products at GHIL’s premises. If the products are delivered to the customer’s premises, the sale is recognized once the product is delivered and accepted by the customer. If the product is picked up by the customer, the sale is recognized once the customer takes possession.

q) Borrowing Costs

Capitalized Interest

The interest cost incurred for funding a qualifying asset during the construction period is capitalized based on actual investment in the asset at the average interest rate. The capitalized interest is included in the cost of the relevant asset and is depreciated over the estimated useful life of the asset.

Debt Issue Costs

The Company amortizes debt issue costs over the term of the related borrowing based on the effective interest method.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

r) Employee Benefits

(i) Gratuity Plan

In accordance with Indian law, the Company provides for gratuity obligations. The Company records a liability based on actuarial valuations.

(ii) Provident Fund and Employees’ State Insurance Schemes

In accordance with Indian law, all employees of the Company are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employees and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’basic salary. These contributions are made to the fund administered and managed by the GoI. In addition, some employees of the Company are covered under the employees’ state insurance schemes which are also defined contribution schemes recognized by the Indian Revenue Authorities and are administered through the GoI.

The Company’s contributions to these schemes are expensed as incurred. The Company has no further obligations under these plans beyond its monthly contributions.

(iii) Compensated Absences

The employees of the Company are entitled to compensated absences based on the unavailed leave balance and the last drawn salary of the respective employees. The Company has provided for the liability on account of compensated absences in accordance with FAS No. 43, “Accounting for Compensated Absences”. The Company records a liability based on actuarial valuations.

s) Legal Costs

Legal costs expected to be incurred in connection with a loss contingency are expensed as and when incurred.

t) Income Taxes

In accordance with the provisions of FAS 109, “Accounting for Income Taxes”, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss carry-forwards.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period in which the change is enacted. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized.

u) Pre Operating Costs

Pre operating costs represent administrative expenses incurred prior to the commencement of commercial operations of the Company. These costs are expensed as incurred.

v) Earnings Per Share

In accordance with FAS 128, “Earnings Per Share”, basic earnings per share is computed using the weighted average number of shares outstanding during the period. Diluted earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period, except where the result would be anti-dilutive.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

w) Concentration of Credit Risk

The Company has no concentration of credit risk as the customer base is widely distributed both economically and geographically. GHIL’s top 10 customers accounted for about 58% of GHIL’s sales during FY 2008, and only one of them represent over 10%. Further, 90% of the sales in FY 2008 was made in Gujarat state itself

x) Foreign Currency Risk

The Company uses imported coal and is therefore, exposed to foreign exchange risk arising from various currency exposures primarily with respect to United States dollar.

y) Interest Rate Risk

The Company has floating rate debts from banks which ranges from 0% – 3.5% over the banks prime lending rate.

z) Market Risk

Market risk is the risk that the value of a financial instrument might be adversely affected by a change in interest rates and currency exchange rates. The Company manages the market risk associated with interest rate and foreign-exchange contracts by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.

aa) Vendor Risk

The Company depends upon key suppliers to provide raw material. GHIL sources its coal requirement from the Adani Group which is known for their imports of high quality coal from South Africa. The Company has established good relations with iron ore suppliers and is presently sourcing iron ore from suppliers in Hospet/Bellary in the state of Karnataka, India. The Company has also stationed their representative at the above mentioned places which ensures supplies for the production process are made available. The Company is presently meeting its cast iron scrap and high melting scrap requirements through the local market and adequate supply of cast iron scrap is available in the local market. At the current quantity levels that are demanded by the plant the Company is not engaging in medium- or long-term contracts for their raw materials and is instead buying the materials on the spot market. While the Company believes that its vendors are financially sound and reputable, the results of operations could be adversely affected if it is unable to obtain adequate supplies of inventory in a timely manner.

Recent Accounting Pronouncements

In September 2006, the FASB issued FAS No. 157, “Fair Value Measurements” (FAS 157). This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements; however, it does not require any new fair value measurements. The provisions of FAS 157 will be applied prospectively to fair value measurements and disclosures beginning in the first quarter of 2008 (i.e., from April 1, 2008). The Company is currently assessing the impact of the adoption of this Statement on its financial statements.

In February 2007, the FASB issued FAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”). FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. FAS 159 is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. The provisions of

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

FAS 159 will be applied prospectively to fair value measurements and disclosures beginning in the first quarter of 2008 (i.e., from April 1, 2008). The Company is currently assessing the impact of the adoption of this Statement on its financial statements.

In December 2007, the FASB issued FAS No. 141R, “Business Combinations” (“FAS 141R”), which establishes principles and requirements for the reporting entity in a business combination, including recognition and measurement in the financial statements of the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. This statement also establishes disclosure requirements to enable financial statement users to evaluate the nature and financial effects of the business combination. FAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, and interim periods within those fiscal years. FAS 141R will become effective for the Company with its fiscal year beginning April 1, 2009. The Company is currently evaluating and assessing the potential impact, if any, of the adoption of FAS 141R on its financial statements.

In December 2007, the FASB issued FAS No. 160, “Non controlling Interests in Financial Statement — Amendments of ARB No. 51” (“FAS 160”). The standard changes the accounting for non controlling (minority) interests in financial statements including the requirements to classify non controlling interests as a component of stockholders’ equity, and the elimination of “minority interest” accounting in results of operations with earnings attributable to non controlling interests reported as part of earnings. Additionally, FAS 160 revises the accounting for both increases and decreases in a parent’s controlling ownership interest. FAS 160 is effective for fiscal years beginning after December 15, 2008, with early adoption prohibited. The Company is currently evaluating and assessing the impact, if any, of the adoption of FAS 161 on its financial statements.

In March 2008, the FASB issued FAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires disclosures of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008, with early adoption permitted. The Company is currently evaluating and assessing the impact, if any, of the adoption of FAS 161 on its financial statements.

3. Cash and Cash Equivalents

	As of 31-Mar-08	As of 30-Sep-08
Cash in hand	12,518	26,443
Bank balances
Current accounts	26,129	125.046
	38,647	151,489

4. Restricted Cash

	As of 31-Mar-08	As of 30-Sep-08
Current
Deposits restricted as to usage under lien to banks for guarantees and letter of credit and other authorities	449,775	476,319
Total current restricted cash	449,775	476,319

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

5. Accounts Receivable, Net

	As of 31-Mar-08	As of 30-Sep-08
Accounts receivable	1,720.408	1,909,692
	1,720,408	1,909,692

Concentration of credit risk with respect to accounts receivables is limited due to the Company’s low collection period. The Company writes-off accounts receivable balances in the period that management determines that such receivables will not be collected.

6. Prepaid and Other Assets

	As of 31-Mar-08	As of 30-Sep-08
Advances to suppliers	769,283	224,973
Other taxes and duties recoverable	—	365,623
	769,283	590,596

Other taxes and duties recoverable mainly includes incentives and tax refunds recoverable from Gujarat Government against scheme for setting up the plant in Bhuj.

7. Property and Equipment, Net

Property and equipment consist of the following:

Particulars	As of 31-Mar-08	As of 30-Sept-08
Land	981,869	870,648
Building	2,360,362	2,033,621
Plant & machinery	25,804,977	22,428,141
Furniture & fixture	28,394	24,464
Vehicle	177,478	152,910
Computers	36,292	34,395
Office Equipments	27,510	23,885
Total	29,416,882	25,568,064
Less: Accumulated depreciation	2,946,234	3,172,994
Net	26,470,648	22,395,070

Depreciation and amortization expense for property and equipment was USD 675,820 and USD 691,630 for the six months ended September 30, 2007 and September 30, 2008, respectively. Depreciation of USD 23,549 and USD 25,708 for the six months ended September 30, 2007 and September 30, 2008 and USD 652,271 and USD 665,922 was included in selling, general and administration and cost of goods sold, respectively, in the statements of income.

The gross carrying amounts of fully depreciated assets included in the overall balance of property and equipment above, which were still in active use are as follows:

	As of 31-Mar-08	As of 30-Sept-08
Computers	8,396	14, 766
Total	8,396	14,676

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

8. Income Taxes

The Company accounts for the deferred tax assets and liabilities for the temporary differences, unabsorbed depreciation and loss carry forwards, to the extent that the benefit would be more likely than not to be realized in the future.

Unabsorbed depreciation represents depreciation in excess of the currently deductible amounts that could be carried forward and utilized as tax deductions in future periods.

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Interpretation also provides guidance on derecognition, classification, interest and penalties (which the Company classifies in the financial statements as income tax expense), accounting in interim periods, disclosure, and transition. FIN 48 was effective for the Company beginning April 1, 2007. The provisions of FIN 48 are to be applied to all tax positions upon initial adoption, with the cumulative effect adjustment reported as an adjustment to the opening balance of retained earnings.

The primary components of the income tax expense were:

	Six Months September 30,
	2007	2008
Current Tax Expense	206,535	563,116
Deferred Tax Income/(Expense)	159,302	404,686
Income Tax Expense/(Income)	365,837	967,802

The reconciliation between the provisions for income tax to the amount computed by applying the statutory income tax rate to the income before provision for income tax is summarized below:

	Six Months September 30,
	2007	2008
Net Income/(loss) before Taxes	2,175,515	2,793,698
Enacted Tax Rates in India	33.9900%	33.9900%
Computed Tax Expense/(Income)	739,457	949,578
Increase/(reduction) in taxes on account of:
Effect of changes in tax rate	(1,963)	—
Timing Differences	(371,657)	18,224
Income tax expense/(income) reported	365,837	967,802

The primary components that gave rise to deferred tax assets and liabilities were as follows:

	Mar 31, 2008	Sept 30, 2008
Deferred Tax Assets
Retirement Benefits	10,964	13,619
Preliminary Expenses	3,737	2,415
Minimum Alternate Tax Credit	505,028	332,227
Property and equipment	—	—
	519,729	348,261
Deferred Tax Liabilities
Property and equipment	978,311	1,114,680
	978,311	1,114,680

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

8. Income Taxes  – (continued)

	Mar 31, 2008	Sept 30, 2008
Net deferred tax assets/(liabilities)	(458,582)	(766,419)

Deferred tax assets resulting from the provision for doubtful receivables reflects the timing differences in recognizing a provision on accounts receivables and the write-off of such receivables.

Minimum Alternate Tax Credit as on September, 2008 amounting to USD 24,369 and USD 307,858 shall expire at the end of fiscal year 2014 and 2015, respectively.

9. Other Assets

Other assets primarily include security deposits to Gujarat Electricity Board for supply of electricity to plant.

10. Short Term Borrowings and Current Portion of Long Term Debt

	As of 31-Mar-08	As of 30-Sept-08
Secured	9,753,912	8,745,613
Unsecured	2,102,111	259,985
Total	11,856,023	9,005,598
Add:
Current portion of long term debt	3,875,562	3,339,074
Total	15,731,585	12,344,672

The above secured borrowings are cash credit line of credit from banks. These are secured by hypothecation of all “movable current assets” (as defined in loan agreements) both present and future of the respective borrowing entities of the company.

Included within unsecured borrowings are short term unsecured credits from private lenders.

The weighted average interest rate on the short term borrowings was 14.33% and 13.60% for the years ended September 30, 2007 and 2008, respectively.

The details of unused lines of credit (cash credit) for September 30, 2008 are USD 2,879,790.

11. Other Current Liabilities

	As of 31-Mar-08	As of 30-Sept-08
Contribution to employee benefit funds	60,637	977
Taxes Payable	83,135	32,513
Provision for Tax	374,210	824,434
	517,982	857,924

12. Long Term Debt

	As of 31-Mar-08	As of 30-Sept-08
Secured
Term loans	12,783,275	9,355,074
Loan for assets purchased under capital lease	18,226	—
Total	12,801,501	9,355,074

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

12. Long Term Debt  – (continued)

	As of 31-Mar-08	As of 30-Sept-08
Less: Current portion (Payable within 1 year)	3,875,562	3,339,074
Total	8,925,939	6,016,000

The Company’s weighted average interest rate was 14.35% and 14.20% for the year ended September 30, 2007 and 2008, respectively.

The secured loans are collaterized by:

•	first ranking pari passu charge on all present and future tangible movable and freehold immovable properties owned by the Company including plant and machinery, office equipment, furniture and fixtures fittings, spares tools and accessories, vehicles;
•	all rights, titles, interests in the accounts, and monies deposited and investments made there from and in project documents, book debts and insurance policies;
•	the hypothecation of all current assets both present and future, including book debts, monies, receivables, claim bills and contracts.

The total interest expenses on long term debts incurred were USD 1,095,455 and USD 798,908 for the six months ended September 30, 2007 and 2008, respectively. No interest cost was capitalized during the six months period ended September 30, 2008.

The details of term loans are as follows:

	31-Mar-08	30-Sep-08
Floating interest rate rupee loan of INR 100,000,000 (equivalent to USD 2,152,853) repayable in 48 monthly installments beginning from April 2006	2,024,803	1,498,750
Floating interest rate rupee loan of INR 100,000,000 (equivalent to USD 2,152,853) repayable in 16 quarterly installments beginning from June 2006	1,996,060	1,421,090
Floating interest rate rupee loan of INR 35,000,000 (equivalent to USD 753,499) repayable in 48 monthly installments beginning from April 2006	665,714	471,165
Floating interest rate rupee loan of INR 200,000,000 (equivalent to USD 4,305,705) repayable in 48 monthly installments beginning from April 2006	3,998,795	2,995,350
Floating interest rate rupee loan of INR 200,000,000 (equivalent to USD 4,305,705) repayable in 48 monthly installments beginning from April 2006	4,097,902	3,008,719
	12,783,275	9,355,074

Under the various loan agreements, the Company would require the consent of the lenders to undertake certain defined actions including, among other things, entering into expansion projects, new lines of credit and change in management.

The loan agreements contained clauses where triggering of certain specified events of default could result in accelerated payments to be made by the Company.

Under the loan agreements, the Company must maintain, among other things, certain specified financial ratios, with which the Company was in compliance as of September 30, 2008.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

12. Long Term Debt  – (continued)

Loan for assets purchased under capital lease include vehicle loans taken from banks which were secured by the hypothecation of the vehicles.

Under the various loan agreements, the Company would require the consent of the lenders to undertake certain defined actions including, among other things, entering into expansion projects, new lines of credit and change in management. The loan agreements contained clauses where triggering of certain specified events of default could result in accelerated payments to be made by the Company.

Under the loan agreements, the Company must maintain, among other things, certain specified financial ratios, with which the Company was in compliance as of March 31, 2008.

Loan for assets purchased under capital lease include vehicle loans taken from banks which were secured by the hypothecation of the vehicles.

13. Dividends

Dividends payable to equity shareholders will be based on the net income available for distribution as reported in the Company’s financial statements prepared in accordance with Indian GAAP. Dividends can only be declared and paid in Indian Rupees and/or converted into foreign currency for an equivalent amount in cases where dividend is permitted to be repatriated.

Under the Indian Companies Act 1956, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the undistributed profits of previous fiscal years. Before declaring a dividend greater than 10% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10%, depending on the dividend percentage to be declared in such year. Dividends can be distributed out of the general reserve in case of a loss or inadequacy of current distributable profits. Presently, the Company is required to pay dividend tax on the total amount of the dividend declared, distributed or paid at the specified tax rate including surcharge.

The Company has not paid any dividends from inception through March 31, 2008. Final dividends proposed by the Board of Directors will be payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. Interim dividends will be declared by the Board of Directors without the need for shareholders’ approval.

Under the agreements with the lenders, lender specific permission will be required in certain cases for distributing dividends.

14. Related Party Transactions

The Company has entered into transactions with the following related parties.

Key Management Personnel (Including Directors):

(1)	Narayan Prasad Tekriwal
(2)	Ashok Kumar Maskara
(3)	Rohit Maskara
(4)	Deepak Agrawal

Entities having Significant Influence Over the Company

(1)	Dynamix Urja (India) Limited
(2)	Ashiana Homes Private Limited

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

14. Related Party Transactions  – (continued)

(3)	Hitech Abrasive Private Limited
(4)	Hi-Tech Power & Steel Limited
(5)	Ashoka Tex

The transactions with the following related parties for the six months ended September 30, 2007 and 2008 are described below:

Six Months Period Ended 30 September, 2007

S No	Party Name	Funds Received	Funds Transferred	Purchase of Goods/Services	Director Remuneration
1	Ashiana Homes Private Limited	245,580	—	—	—
2	Ashok Maskara	85,953	93,320	—	—
3	Ashoka Tex	—	—	—	—
4	Dynamix Urja (India) Limited	486,739	2,087,426	—	—
5	Hitech Abrasive Private Limited	122,790	248,035	2,578	—
6	NP Tekriwal	288,275	196,464	—	2,763
7	Rohit Maskara	7,587	13,953	—	—
8	Deepak Agrawal	—	6,095	—	—

Six Months Period Ended 30 September, 2008

S No	Party Name	Funds Received	Funds Transferred
1	Ashok Maskara	—	3,042
2	Ashoka Tex	—	126,701
3	Hitech Abrasive Private Limited	58,658	1,026,296
4	NP Tekriwal	—	5,279
5	Rohit Maskakra		5,279

Purchase of goods — included primarily purchase of raw material and consumables.

Transactions with related parties were entered into at competitive market prices charged to unaffiliated customers for similar transaction or charged by other suppliers.

15. Commitments and Contingencies

Companies have to observe the laws, government orders and regulations of the state in which they operate. The company is currently involved in administrative proceedings arising out of the normal conduct of their business. In the opinion of Company management, however, the outcome of these actions will not materially affect the Company’s financial position, result of operations or cash flows.

(i) Commitments

a. Capital Commitments

As of September 30, 2008, the Company had committed to spend approximately Rs. Nil (March 31, 2008  — Rs. Nil) under agreements. This amount was net of capital advances paid in respect of these capital commitments.

b. Guarantees

The Company had outstanding financial/performance bank guarantees of USD 644,856 as of September 30, 2008 issued to M/s Ameet Enterprises (supplier) as security towards payment of cost of material and other dues as provided under the relevant agreements.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

15. Commitments and Contingencies  – (continued)

c. Operating Leases

As of September 30, 2008, the Company was obliged under a number of operating leases for building premises. Total rental expenses for the six months ended September 30, 2007 and 2008 were USD 4,165 and USD 7,342, respectively.

d. Other Claims

Arising from its normal course of operations, various claims were made against the Company. The Company has disclaimed liability and is disputing the claims. No liability that may arise in the event that the following claims are successful has been recognized by the Company.

e. Litigation

(A) Brief facts of the Case

On January 16, 2008, a petition was filed by Mr. G.K. Aggarwal, Mr. Deepak Aggarwal, Mr. Shyam Sunder Aggarwal, Ms. Vineeta Aggrawal, etc. (“Petitioners”) in the CLB against the Company, Mr. Narayan Prasad Tekriwal, Mr. Ashok Kumar Maskara, Mr. Rohit Kumar Maskara and State Bank of India (“Respondents”) under section 397, 398, 399 and 402 of the Companies Act, 1956 claiming that certain actions undertaken by the Respondents amount to oppression and mismanagement against the petitioners.

The primary contentions of the Petitioners under the case are as follows:

(i)	That shares allotted on 25 October, 2007 and thereafter are unauthorized and illegal and such allotments have caused increase in the percentage holding of the Respondents’ group in the Company at the cost of corresponding reduction of the holding of the minority group in the Company.
(ii)	That the Respondents have maliciously changed the Company’s registered office from Chattisgarh to Maharashtra and also changed the auditors of the Company in order to keep the Petitioners away from the affairs of the Company.
(iii)	No notice of any meetings of the board of directors or of the meetings of members was served on any of the directors/members of the Petitioners’ group.
(iv)	That the Mr. G.K. Aggarwal and Mr. Deepak Aggarwal from the Petioners’ group were illegally removed from the board of directors of the Company and Mr. Sunil Kumar Maskara and Mr. Narayan Prasad Tekriwal were illegally added to the board.
(v)	That SBI is not releasing the personal guarantees and collateral securities furnished by Mr. Gopal Krishna Agarwal and Mr. Deepak Kumar Agrawal.

A reply to this petition was filed by the Respondents on 29 May, 2008 denying the allegations. In addition petition filed on 16 January, 2008, the Petioners had also filed an application in July, 2008 alleging certain other acts of mismanagement.

(B) Interim Orders Passed by CLB

The important interim orders passed by CLB on this matter are as follows:

(i)	The personal guarantees and the collateral securities furnished by the Petitioners were directed to be released.
(ii)	The Respondents are restricted from availing any further credit facility from any bank or financial institution till final disposal of the petition.
(iii)	The Company is restricted from holding or convening any board meeting with the present board of directors and the AGM without prior permission of CLB.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

15. Commitments and Contingencies  – (continued)

Present Status of the Case

The petition has been decided on 27 November, 2008 and following order has been passed:

(i)	Petitioners will go out of the Company on a consideration of INR 135,000,000 (equivalent to USD 2,906,351) in full and final settlement towards their shares, supplies made to the companies by their sister concern and also towards any other claim against the company. With this payment, petitioners will not have any claim against the company/respondents.
(ii)	The company will pay the entire amount of INR 135,000,000 (equivalent to USD 2,906,351) on or before 31 March, 2009.
(iii)	The company will pay a sum of INR 5,000,000 (equivalent to USD 107,643) on or before 15 December, 2008 as a part of INR 135,000,000 (equivalent to USD 2,906,351).
(iv)	The petitioner directors will submit to the company their resignation letters which will not be accepted by the company till all the guarantees given by them are released by the Bank and the Banks shall not delay the release of the personal guarantees of the petitioners only on the ground that petitioners have not resigned as directors. The respondents have submitted that they have already given sufficient/adequate guarantees to the Banks in place of the guarantees of the petitioners.
(v)	On the receipt of full consideration of INR 135,000,000 (equivalent to USD 2,906,351), the petitioners will hand over their share certificates together with blank transfer forms to the company.
(vi)	All interim orders stand vacated.

16. Earnings Per Share

The following is a reconciliation of the equity shares used in the computation of basic and diluted earnings per equity share:

	Six Months Ended 30-Sep-07	Six Months Ended 30-Sep-08
Weighted Average Number of Shares – Basic	15,208,500	21,402,750
Effect of dilutive securities on account of convertible debts	18,684,096	13,727,601
Effect of dilutive securities on account of money received pending allotment	18,188,500	6,050,000
Weighted Average Number of Shares – Diluted	52,081,096	41,180,351

Income available to common stockholders of the Company used in the basic and diluted earnings per share calculations were determined as follows:

	Six Months Ended 30-Sep-07	Six Months Ended 30-Sep-08
Income attributable to common stockholders of the Company	1,799,917	1,814,868
Effect on account of convertible debts on earnings for the period	240,380	171,484
Net Income available for computing dilutive earnings for the period	2,040,297	1,986,352
Earnings per Share
- Basic	0.12	0.08
- Diluted	0.04	0.05

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

17. Concentration of Credit Risk

The Company had little concentration of credit risk as the customer base was widely distributed both economically and geographically. Derivative counterparties and cash transactions were limited to high credit worthy financial institutions.

The Company had no concentration of credit risk in regards with short term investments as these investments were widely distributed.

18. Vendor Risk

The Company depends upon key suppliers and vendors to provide equipment and services that it needs to build and upgrade its network.

While the Company believes that its vendors are reliable, its results of operations could be adversely affected if it is unable to obtain adequate supplies of equipment in a timely manner. The Company minimizes the possibility of such risk by having as many long-term contracts as possible with the vendors and also having more than one vendor for supply of equipment and services.

19. Money Received Pending Allotment

Money received pending allotment refers to cash received from applicants for subscribing to the common stock of the company. The company can accept their application in a meeting of board of directors/shareholders.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors of
Global Hi-Tech Industries Limited

We have audited the balance sheet of Global Hi-Tech Industries Limited as of March 31, 2007 and 2008 and the related statements of income, cash flows and the statement of stockholders’ equity for the year ended March 31, 2006, 2007 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Financial Statements referred to above present fairly, in all material respects, the financial position of Global Hi-Tech Industries Limited at March 31, 2007 and 2008, and the results of its operations and its cash flows for the year ended March 31, 2006, 2007 and 2008 in conformity with accounting principles generally accepted in the United States.

Yoganandh & Ram
Chartered Accountants
Independent Auditors registered with
Public Company Accounting Oversight Board (USA)
Chennai, India
19th November, 2008

GLOBAL HI-TECH INDUSTRIES LIMITED

BALANCE SHEETS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

	As of 31-Mar-07	As of 31-Mar-08
ASSETS
Cash and cash equivalents	213,421	38,647
Accounts receivables	3,630,589	1,720,408
Inventories	4,399,097	14,876,934
Deferred taxes on income	1,735	506,896
Restricted cash	184,756	449,775
Prepaid and other assets	2,358,559	769,283
Due from related parties	89,882	—
Total Current Assets	10,878,039	18,361,943
Property and equipment, net	25,181,976	26,470,648
Investments	46,404	49,975
Deferred taxes on income	496,497	12,832
Other assets	870,799	541,906
Total Assets	37,473,715	45,437,304
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term borrowings and current portion of long-term debt	6,053,457	15,731,585
Trade payables	5,278,728	2,300,991
Due to related parties	2,970,470	1,881,736
Other current liabilities	1,062,360	517,983
Deferred taxes on income	—	717,509
Total current liabilities	15,365,015	21,149,804
Long-term debt, net of current portion	11,869,760	8,925,939
Deferred taxes on income	136,031	260,802
Other liabilities	9,440	32,256
Total liabilities	27,380,246	30,368,801
Stockholders’ equity
Common stock, par value USD 0.25 (INR 10) per stock (19,000,000 equity shares authorized as of March 31, 2007, 22,000,000 equity shares authorized as of March 31, 2008; and 15,208,500 issued and outstanding as of March 31, 2007, 21,402,750 issued and outstanding as of March 31, 2008)	3,422,739	4,992,287
Additional Paid in Capital	3,411,810	4,981,358
Money received pending allotment	3,548,608	1,486,757
Retained earnings	(496,651)	2,931,529
Accumulated other comprehensive (loss) income	206,963	676572
Total stockholders’ equity	10,093,469	15,068,503
Total liabilities and stockholders’ equity	37,473,715	45,437,304

The Accompanying Notes Form an Integral Part of these Financial Statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

STATEMENT OF INCOME
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

	Year Ended 31-Mar-06	Year Ended 31-Mar-07	Year Ended 31-Mar-08
Revenue from sale of goods	6,304,950	23,898,531	55,130,726
Cost of goods sold (including depreciation of USD 277,729, USD 1,012,582 and USD 1,365,172 for the years ended March 31, 2006, 2007 and 2008, respectively)	(5,465,261)	(20,855,385)	(45,009,252)
Gross profit	839,689	3,043,146	10,121,474
Selling, general and administrative expenses (including depreciation of USD 30,571, USD 35,679 and USD 53,496 for the years ended March 31, 2006, 2007 and 2008, respectively)	(1,860,464)	(879,977)	(1,732,783)
Operating income	(1,020,775)	2,163,169	8,388,691
Interest expense (net)	(308,732)	(1,348,197)	(3,917,103)
Interest income (net)	2,037	37,846	129,021
Other income	—	32,745	47,089
Operating income before income taxes	(1,327,470)	885,563	4,647,698
Income tax gain/(expense)	528,590	(310,536)	(1,202,675)
Fringe Benefit tax expense	(8,489)	(8,297)	(16,843)
Net Income:	(807,369)	566,730	3,428,180
Earnings per share:
Basic	(0.08)	0.04	0.20
Diluted	(0.08)	0.01	0.10
Weighted average number of common shares outstanding:
Basic	10,132,274	14,276,199	17,515,833
Diluted	10,132,274	49,618,875	39,469,011

The Accompanying Notes Form an Integral Part of these Financial Statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

STATEMENT OF STOCKHOLDERS’ EQUITY
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

	Common Stock		Additional Paid in Capital	Money Received Pending Allotment	Retained Earnings	Accumulated Other Comprehensive Income/(Loss)
	Number	Par Value					Total
Balance as of April 1, 2005	5,141,000	1,154,549	1,143,620	4,258,368	(256,012)	40,326	6,340,851
Issue of Common Stock	7,082,500	1,630,778	1,630,778	(3,261,556)	—	—	—
Money received pending allotment	—	—	—	3,775,401	—	—	3,775,401
Loss on foreign currency translation	—	—	—	(35,590)	—	(111,798)	(147,388)
Net Income for the period	—	—	—	—	(807,369)	—	(807,369)
Balance as of March 31, 2006	12,223,500	2,785,327	2,774,398	4,736,623	(1,063,381)	(71,472)	9,161,495
Balance as at April 1, 2006	12,223,500	2,785,327	2,774,398	4,736,623	(1,063,381)	(71,472)	9,161,495
Issue of Common Stock	2,985,000	637,412	637,412	(1,274,824)	—	—	—
Money received pending allotment	—	—	—	42,604	—	—	42,604
Gain on foreign currency translation	—	—	—	44,205	—	278,435	322,640
Net Income for the period	—	—	—	—	566,730	—	566,730
Balance as of March 31, 2007	15,208,500	3,422,739	3,411,810	3,548,608	(496,651)	206,963	10,093,469
Balance as at April 1, 2007	15,208,500	3,422,739	3,411,810	3,548,608	(496,651)	206,963	10,093,469
Issue of Common Stock	6,194,250	1,569,548	1,569,548	(3,139,096)	—	—	—
Money received pending allotment	—	—	—	733,010	—	—	733,010
Gain on foreign currency translation	—	—	—	344,235	—	469,609	813,844
Net Income for the period	—	—	—	—	3,428,180	—	3,428,180
Balance as of March 31, 2008	21,402,750	4,992,287	4,981,358	1,486,757	2,931,529	676,572	15,068,503

The Accompanying Notes Form an Integral Part of these Financial Statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

STATEMENTS OF CASH FLOWS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

	Year Ended 31-Mar-06	Year Ended 31-Mar-07	Year Ended 31-Mar-08
Cash flows from operating activities
Net income	(807,368)	566,730	3,428,180
Adjustments to reconcile net income to net cash provided (used) in operating activities:
Depreciation	308,300	1,048,262	1,418,668
Deferred tax expense	(540,162)	190,829	846,334
Loss/(Profit) on sale of property and equipment	—	(1,720)	—
	(1,039,230)	1,804,101	5,693,182
Changes in assets and liabilities
Accounts receivable	(248,207)	(3,225,728)	2,183,594
Inventories	(2,183,758)	(1,342,533)	(10,111,483)
Prepaid expenses and other current assets	(266,859)	(1,383,820)	1,765,940
Trade payables	(1,223,430)	3,695,687	(3,374,720)
Other current liabilities	396,957	439,879	(624,422)
Other liabilities	2,799	6,278	22,029
Non-current assets	(894,336)	376,223	394,826
Net cash used in (provided by) operating activities	(5,456,063)	370,087	(4,051,054)
Cash flows from investing activities
Purchase of property and equipment	(14,553,424)	(3,274,590)	(771,078)
Proceeds from sale of property and equipment	—	47,032	—
Purchase of short term investments	(22,635)	—	—
Restricted cash	(23,781)	(153,233)	(250,112)
Net cash (used in) provided by investing activities	(14,599,840)	(3,380,791)	(1,021,190)
Cash flows from financing activities
Net movement in cash credit and bank overdraft	3,273,367	(244,395)	8,494,526
Proceeds from long-term borrowings	13,670,024	759,590	18,176
Repayment of long-term borrowings	—	(27,833)	(3,172,471)
Due to related parties, net	(629,648)	2,629,489	(1,217,201)
Issue of Equity Shares/Money received pending allotment	3,770,598	43,449	758,539
Net cash provided by financing activities	20,084,341	3,160,300	4,881,569
Effect of exchange rate changes on cash and cash equivalents	(722)	8,740	15,901
Net increase (decrease) in cash and cash equivalents during the year	27,717	158,336	(174,774)
Add: Balance as at the beginning of the period	27,368	55,085	213,421
Balance as at the end of the period	55,085	213,421	38,647
Cash paid during the year
Income tax	256	9,443	—
Interest	197,219	1,054,451	2,821,826

The Accompanying Notes Form an Integral Part of these Financial Statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

1. Background

a. Incorporation and History

Global Hi-Tech Industries Limited (“GHIL”) (“The Company”), registered under Companies Act, 1956, is a closely held public limited company incorporated on November 21, 2003. The Company was mainly promoted by Mr. N.P. Tekriwal.

The Company’s factory site is located at Village Kanaiyabe, District Bhuj, Kutchh in the State of Gujarat, Republic of India. The Company presently has an installed capacity of 105,000 MT per annum of Sponge Iron, 100,800 MT of Ingots and Billets and 96,000 MT of rolled products.

The project was established in phases with billet manufacturing and rolling mill facilities going into commercial operations in July, 2005 and October, 2005 respectively. The products manufactured are of high quality as per specified standards. The sponge iron section was commissioned in last week of March, 2007.

Considering the on-going expansion of infrastructure in India and the resulting demand for structural steel, GHIL plans to expand its plant, thereby increasing the current installed capacity by setting up an addition arc furnace and structural steel rolling mill along with setting up of captive power plant. This would improve its bargaining power while procuring raw materials, consumables and spares.

b. Description of Business

GHIL had commenced its commercial production of Phase-I during July 2005 and it is presently operating at a capacity utilization of 40 – 45%. The promoters of GHIL have an extensive experience in the field of steel, textile and foundry technology. The promoters have been successfully selling the Company’s products through their network in Gujarat, Delhi, Raipur and Rajasthan and also in the state of Maharashtra where the Company intends to exploit the opportunities to market their product.

The annual licensed and installed capacities are as under:

Licensed Capacity

Particulars	Capacity
Sponge Iron	210,000 MT
Billets	300,000 MT
Rolling Structural Steel	300,000 MT

Installed Capacity

Particulars		Capacity
Sponge Iron	350 Tons × 300 Days	105,000 MT
Billets	336 Tons × 300 Days	100,800 MT
Rolling Structural Steel	320 Tons × 300 Days	96,000 MT

c. Industry Overview

Introduction

The steel industry primarily comprises of two types of producers:

(3)	Those who manufacture steel mainly through the blast furnace route from iron ore; and
(4)	Those who manufacture steel through the electric arc furnace (EAF) or induction furnace route from iron scrap/sponge iron.

The raw materials required for production of steel through the blast furnace route can be — (i) ores (iron and manganese ores), (ii) fuels and reducing agents (coal, coke and petro-fuels), (iii) fluxes (limestone, dolomite and quartzite), and (iv) refractories (silica, magnetite and alumina).

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

1. Background  – (continued)

Sponge iron is used as a raw material in EAF or induction furnace. Iron scrap is an alternative to sponge iron for this purpose. While sponge iron, pig iron and ferro alloys (ferro-chrome/silicon/manganese) form the major chunk of steel intermediates, flat products (HR coils, CR coils, GP/GC coils, stainless steel) and long products (billets/blooms/ingots/wire rods/bars/structural’s) are the finished steel products. Steel bars and rods, including wire rods, constitute approximately 75% of the long product offerings. Wire rods are rolled from billets.

The construction industry is the largest end-use sector of steel, accounting for over 50% of steel consumption. Long products are used extensively in the construction sector. Wire rods are used for reinforcement in the construction sector, for making wires for reinforcement netting, fencing and fasteners. Reinforcement bars are used in the construction of buildings, foundations, bridges and subways. They are also used in making structural parts.

Global Steel Industry

Global crude steel output, which closely tracks demand, grew by 8.9% to 1,244 million tonnes in 2006 as compared to 1,142 million tonnes in 2005 mainly driven by strong growth of 18% in China. In 2006, the top five steel producing countries were China (422.7 million tonnes), Japan (116.2 million tonnes), USA (98.6 million tonnes), Russia (70.8 million tonnes) and South Korea (48.5 million tonnes). The finished steel consumption grew by 8.5% at 1,113 million tonnes in 2006 as compared to 1,026 million tonnes in 2005. China accounted for 33% of global steel consumption and 50% of global demand growth. The Asian region, especially China, witnessed significant growth over the past ten years. In 1996, China produced 101 million tonnes of crude steel. By 2001, crude steel production increased to 151 million tonnes, at a CAGR of 8%. In 2006, China produced 422.7 million tonnes of crude steel, registering a CAGR of 23% in last five years. China’s share of world crude steel production also increased exponentially. In 1996, China became the largest steel producing country in the world for the first time, accounting for 13.5% of global crude steel production. In 2006, this share increased to around one third of the total crude steel produced in the world.

The global steel consumption increased both in developing and developed countries in 2006, with double digit growth in Europe, CIS, NAFTA and South and Central America. In Europe, the increase in demand was accompanied by a substantial increase in steel imports primarily from China, which emerged as a significant net exporter of steel in 2006. Construction was the key driver of demand across the EU in 2006, notably in Germany, which recovered very strongly.

The demand for raw materials viz. iron ore, coal, scrap, energy etc. have increased significantly due to robust growth in global crude steel production led by China. The shortages of raw materials and constraints of logistics, led to increase in prices of raw materials. Iron ore prices increased for the last five years consecutively. Iron ore fines prices increased by 19% in 2006, 71.5% in 2005, 18.6% in 2004 and 9% in 2003. There was a further increase in contracted prices of iron ore fines by 9.5% in 2007. China’s crude steel production increased by 18% or 63 million tonnes in 2006 and to support this production, iron ore imports into China increased by 19%. In order to respond to the tightening supply-demand imbalance, major iron ore and coal producers are investing in new mines to increase production capacity. The hard coking coal prices decreased by 7% in 2006 after a steep increase by 117% in 2005 and 24% in 2004. There is a further decline in the contracted prices of hard coking coal in 2007 due to increased supply coming on stream. The steel industry and all commodities related industries have witnessed an upward shift in their respective cost curves and hence prices for both raw materials and steel products are likely to settle at higher levels than the average prices that prevailed in the past.

Indian Steel Industry

Steel is a significant component of India’s rapid economic growth. Increasing demand from sectors like infrastructure, real estate and automobiles, at home and abroad, has put India’s steel industry on the world map. Indian Steel Industry registered a strong growth in steel consumption driven by strong growth in all steel

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

1. Background  – (continued)

consuming sectors viz. automotive (13.6%), capital goods (18.3%), construction (10.7%), consumer non-durables (10.5%) and consumer durables (9.1%) etc. During the fiscal year 2006 – 07, India’s apparent steel consumption grew by 11.7% to 43.8 million tonnes. India’s steel consumption is expected to increase to 65 million tonnes by FY 2009 – 10 and over 125 million tonnes by FY 2014 – 15.

Indian steel industry experienced a strong growth in demand, propelled particularly by the demand for steel in China. The production of crude steel at 53 million tonnes in 2007 was more than double the production level a decade back in 1998 (23 million tonnes) portraying the significant growth in the Indian Steel Industry. India now ranks fifth in terms of crude steel production among the top six crude steel producing nations in the world, the others being China, Japan, United States, Russia and South Korea. The finished steel production in India in the current financial year stands at 48 million tonnes registering an increase of 9% over the previous year. The broad breakup of the production and use of finished steel production in India is shown below:

	Production			Consumption
	FY08	FY07	Change%	FY08	FY07	Change%
	Figures in Million Tonnes
Flat Products	20	19	5%	21	18	16%
Long products	28	26	8%	29	26	12%
Total	48	45	7%	50	44	14%

Source: JPC

Steel exports grew by 6.1% to 4.7 million tonnes and steel imports increased by 6.4% to 4.1 million tonnes. The Government of India has revised the production projections made in National Steel Policy from 65 million tonnes to 80 million tonnes by 2010. The target is to reach the production levels of 200 million tonnes by 2020.

The per capita consumption of steel in India stood at 42 kg against a world average of 202.2 kg in FY 2007. This low per capita consumption, combined with a large population and strong GDP growth, demonstrates the huge untapped potential of steel industry in India.

Steel is directly related to the infrastructure sectors. For Eleventh Plan the Government of India has set up the total investment in infrastructure of Rs. 2,384,906 crores. This may lead to increased steel consumption in foreseeable future.

Investment in Infrastructure Based on Sectoral Analysis

Sector	Rs. Crores	USD (Billion) @ Rs. 40/$	Sectoral Shares (%)
Electricity	725,325.00	181.33	30.41
Roads	366,843.00	91.71	15.38
Telecom	314,118.00	78.53	13.17
Railways	303,530.00	75.88	12.73
Irrigation	262,508.00	65.63	11.01
Water Supply & Sanitation	234,268.00	58.57	9.82
Ports	86,989.00	21.75	3.65
Airports	40,880.00	10.22	1.71
Storage	26,327.00	6.58	1.10
Gas	24,118.00	6.03	1.01
Total	2,384,906.00	596.23	100.00

Source: Consultation Paper, Planning Commission, GOI

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

1. Background  – (continued)

India, the world’s largest producer of direct reduced iron (DRI) or sponge iron, is expected by many experts to maintain its lead in the near future. Sponge iron production is expected to go up from 16 million tonnes in 2006 – 07 to 20 million tonnes in 2007 – 08 and subsequently cross the 30 million tonnes on an annual basis within the next three to four years.

The Government has approved the National Steel Policy (NSP) 2005 whose long-term goal is to ensure that India has a modern and efficient steel industry, capable of standing up to international competition and catering to the growing domestic demand for steel. This in turn has led to sustained growth in the steel sector.

d. Business Outlook

GHIL has an opportunity to expand into international markets since export markets are expected to grow at 13% CAGR by 2020. GHIL can export through Kandla and Mundra ports which are in close proximity to the site.

Demand for the steel products is increasing and the trend is likely to be encouraging for the future as well. The above trend is expected to create demand for the end products.

Keeping in view the rising the demand for steel products and the experience of management team in the industry, the Company is believes that its revenue and profitability targets are realistic.

The positive outlook for increasing steel demand in India along with the strategic advantages available to GHIL makes it a bankable opportunity.

e. Risks and Threats

The products — sponge iron, billets & TMT bars — being manufactured by the Company are an industrial commodity susceptible to price volatility.

GHIL is in a position to control its costs on account of lower capital cost which is result of indigenous technology and fiscal incentives in the form of refund of excise duty and VAT exemption to safeguard the Company against selling prices.

To derive the substantial benefits available of location under special package of incentives for sales tax and excise duty declared under Incentive Scheme 2001 for Economic Development of Kutchh, many of the steel companies have already set up steel units and have started commercial production. Hence, the project faces a threat in the form of increase in competition from the numerous upcoming plants/expansion of other big/new players in the steel industry.

f. Strengths and Opportunities

The integrated steel plant is ideally located in proximity to two major ports, Kandla and Mundra ports is also adjacent to the lignite belt of Gujarat.

GHIL is planning to setting up captive power generation unit which will help the Company to generate power at a lower cost and thus help improve the operating efficiency.

GHIL is considering taking iron ore mines on long term lease, which should reduce the raw material cost of the Company and thus improve its profitability.

The demand for steel can be expected to increase because of the following factors:

•	Growth in the steel industry due to growth in infrastructure spending.
•	The government is promoting infrastructure development, which should lead to a rise in construction activities. This in turn should lead to an increase in the demand for billets, the raw material for wire rods.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies

a) Basis of Preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (‘US GAAP’). The significant accounting policies adopted by the Company, in respect of these financial statements, are set out below.

These financial statements have been prepared in US Dollars, the national currency of United States.

b) Foreign Currency Translation

The accompanying financial statements are reported in U.S. dollars. The Indian rupee is the functional currency for the company. The translation of the functional currencies into U.S. dollars is performed for assets and liabilities using the exchange rates in effect at the balance sheet date and for revenues, costs and expenses using average exchange rates prevailing during the reporting periods. Adjustments resulting from the translation of functional currency financial statements to reporting currency are accumulated and reported as other comprehensive income/(loss), a separate component of shareholders’ equity.

Transactions in foreign currency are recorded at the exchange rate prevailing on the date of transaction. Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency at the exchange rates in effect at the balance sheet date. Revenues, costs and expenses are recorded using exchange rates prevailing on the date of transaction. Gains or losses resulting from foreign currency transactions are included in the statement of income. Share capital issued has been recorded at historical rates.

The exchange rates used for translation purposes are as under:

Year	Weighted Average Rate	Year End Rate
2005 – 06	INR 44.18 per USD	INR 44.48 per USD
2006 – 07	INR 45.11 per USD	INR 43.10 per USD
2007 – 08	INR 40.13 per USD	INR 40.02 per USD

c) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires the use of management estimates and assumptions that affect the amounts reported. These estimates are based on historical experience and information that is available to management about current events and actions that the Company may take in the future. Significant items subject to estimates and assumptions include the useful lives (other than for goodwill) and the evaluation of impairment of property and equipment and identifiable intangible assets and goodwill, the income tax and valuation reserves, stock based compensation, the valuation of the assets and liabilities acquired in business combinations, the contingencies and legal reserves, asset retirement obligations and the allowance for doubtful accounts receivable and advances.

Actual results could differ from these estimates.

d) Restricted Cash

Restricted cash consists of deposits pledged with various government authorities and deposits restricted as to usage under lien to banks for guarantees and letters of credit given by the Company.

The restricted cash is primarily invested in time deposits with banks. The classification of restricted cash into current and non-current is determined based on the maturity date of the deposits.

e) Cash and Cash Equivalents

Cash includes cash in hand, cash with banks and cash equivalents, which represent highly liquid deposits with an original maturity of three months or less. All the investments which have an original maturity of more than three months included in short term investments in the balance sheets.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

f) Allowance for Uncollectible Accounts Receivable

The allowance for uncollectible accounts receivable reflects management’s best estimate of probable losses inherent in the accounts receivable balance. Management primarily determines the allowance based on the aging of accounts receivable balances and historical write-off experience, net of recoveries. The Company provides for amounts outstanding where management is of the view that the amounts are not recoverable.

The Company’s provision for uncollectible receivables is included in selling, general and administrative expenses in the statements of income.

g) Investments

Investments are initially measured at cost, which is the fair value of the consideration given for them, including transaction costs. Interest is recognized when earned.

h) Inventories

Inventories primarily comprise Finished Goods, Raw Materials, Work in Progress, Stock in Transit, Components and Accessories, Stores and Spares, Scrap and Residue. Inventories are valued at the lower of cost on a first in first out (‘FIFO’) basis and estimated net realizable value.

The Cost of various categories inventories are determined on the following basis:

Raw Materials:	First in first out.
Work in Progress at Plant and Finished goods:	Material cost plus appropriate share of Labour cost and production overhead.
Component and accessories, Stores Erection, Materials, Spares and Loose Tools.:	First in first out.

i) Property and Equipment

Property and equipment are stated at historical cost, net of accumulated depreciation and amortization. All direct costs relating to the acquisition and installation of property and equipment are capitalized.

Depreciation and amortization is recorded on a straight-line basis over the estimated useful lives of the assets as follows:

Years
Building	20
Plant & Machinery	20
Computers	3
Office Furniture and Equipment	5
Vehicles	5

Land is not depreciated. The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

Gains and losses arising from retirement or disposal of property and equipment are determined as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in the statements of income on the date of retirement and disposal.

Costs of additions and substantial improvements to property and equipment are capitalized. The costs of maintenance and repairs of property and equipment are charged to operating expenses.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

j) Asset Retirement Obligations

Asset retirement obligations associated with the Company’s retail and administrative location operating leases are subject to the provisions of FAS No. 143 “Accounting for Asset Retirement Obligations” and FASB interpretation no. 47 “Accounting for Conditional Asset Retirement Obligation”. The lease agreements entered into by the Company may contain clauses requiring restoration of the leased site at the end of the lease term and therefore create asset retirement obligations. The Company records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and capitalizes the cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the estimated useful life of the related asset. Upon settlement of the liability, the Company either settles the obligation for its recorded amount or incurs a gain or loss upon settlement.

k) Other Intangible Assets

Other intangible assets comprising software. Software is capitalized at the amounts paid to acquire the respective license for use and is amortized over the period of the license, not exceeding three years.

Amortization of intangible assets is included in cost of services and selling, general and administrative expenses in the statements of income.

l) Foreign Currency Transactions

Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency Indian Rupees at the rates of exchange in effect at the balance sheet date. Transactions in foreign currencies are recorded at rates ruling on the transaction dates. Gains or losses resulting from foreign currency transactions are included in the statements of income.

The balance sheets and statements of operations of the Company’s foreign operations are measured using the local currency as the functional currency. Assets and liabilities of these foreign operations are translated to Rupees at period end exchange rate and revenue and expense amounts are translated to Rupees at the average rates of exchange prevailing during the period. The resulting foreign currency translation adjustments are accumulated as a component of other comprehensive income.

m) Operating Leases

Lease payments under operating leases are recognized as an expense on a straight-line basis over the lease term.

n) Capital leases

(i) Lessee Accounting

Assets acquired under capital leases are capitalized as assets by the Company at the lower of the fair value of the leased property or the present value of the related lease payments or where applicable, the estimated fair value of such assets. Amortization of leased assets is computed on a straight line basis over the shorter of useful life of the assets or remaining lease period. Amortization charge for capital leases is included in depreciation expense.

(ii) Lessor Accounting

Assets leased to others under capital leases are recognized as receivables at an amount equal to the net investment in the leased assets. The finance income is recognized based on the periodic rate of return on the net investment of the lessor outstanding in respect of the capital lease.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

o) Impairment of Long — Lived Assets and Intangible Assets

The Company reviews its long-lived assets, including identifiable intangible assets with finite lives, for impairment whenever events or changes in business circumstances indicate that the carrying amount of assets may not be fully recoverable. Such circumstances include, though are not limited to, significant or sustained declines in revenues or earnings and material adverse changes in the economic climate. For assets that the Company intends to hold for use, if the total of the expected future undiscounted cash flows produced by the assets or asset Company is less than the carrying amount of the assets, a loss is recognized for the difference between the fair value and carrying value of the assets. For assets the Company intends to dispose of by sale, a loss is recognized for the amount by which the estimated fair value less cost to sell is less than the carrying value of the assets. Fair value is determined based on quoted market prices, if available, or other valuation techniques including discounted future net cash flows.

p) Revenue Recognition

Sales are recognized when the significant risks and rewards of ownership have transferred to the buyer, continuing managerial involvement usually associated with ownership and effective control have ceased, the amount of revenue can be measured reliably, it is probable that economic benefits associated with the transaction will flow to the Company and the costs incurred or to be incurred in respect of the transaction can be measured reliably. The Company records reductions to revenue for special pricing agreements, price protection and other volume based discounts. Upon a sale, GHIL’s products are either delivered to the customer’s premises by GHIL or the customer picks up the products at GHIL’s premises. If the products are delivered to the customer’s premises, the sale is recognized once the product is delivered and accepted by the customer. If the product is picked up by the customer, the sale is recognized once the customer takes possession.

q) Borrowing Costs

Capitalized Interest

The interest cost incurred for funding a qualifying asset during the construction period is capitalized based on actual investment in the asset at the average interest rate. The capitalized interest is included in the cost of the relevant asset and is depreciated over the estimated useful life of the asset.

Debt issue Costs

The Company amortizes debt issue costs over the term of the related borrowing based on the effective interest method.

r) Employee Benefits

(i) Gratuity Plan

In accordance with Indian law, the Company provides for gratuity obligations. The Company records a liability based on actuarial valuations.

(ii) Provident Fund and Employees’ State Insurance Schemes

In accordance with Indian law, all employees of the Company are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employees and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’basic salary. These contributions are made to the fund administered and managed by the GoI. In addition, some employees of the Company are covered under the employees’ state insurance schemes which are also defined contribution schemes recognized by the Indian Revenue Authorities and are administered through the GoI.

The Company’s contributions to these schemes are expensed as incurred. The Company has no further obligations under these plans beyond its monthly contributions.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

(iii) Compensated Absences

The employees of the Company are entitled to compensated absences based on the unavailed leave balance and the last drawn salary of the respective employees. The Company has provided for the liability on account of compensated absences in accordance with FAS No. 43, “Accounting for Compensated Absences”. The Company records a liability based on actuarial valuations.

s) Legal Costs

Legal costs expected to be incurred in connection with a loss contingency are expensed as and when incurred.

t) Income Taxes

In accordance with the provisions of FAS 109, “Accounting for Income Taxes”, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss carry-forwards.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period in which the change is enacted. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized.

u) Pre Operating Costs

Pre operating costs represent administrative expenses incurred prior to the commencement of commercial operations of the Company. These costs are expensed as incurred.

v) Earnings Per Share

In accordance with FAS 128, “Earnings Per Share”, basic earnings per share is computed using the weighted average number of shares outstanding during the period. Diluted earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period, except where the result would be anti-dilutive.

w) Concentration of Credit Risk

The Company has no concentration of credit risk as the customer base is widely distributed both economically and geographically. GHIL’s top 10 customers accounted for about 58% of GHIL’s sales during FY 2008, and only one of them represent over 10%. Further, 90% of the sales in FY 2008 was made in Gujarat state itself.

x) Foreign Currency Risk

The Company uses imported coal and is therefore, exposed to foreign exchange risk arising from various currency exposures primarily with respect to United States dollar.

y) Interest Rate Risk

The Company has floating rate debts from banks which ranges from 0% – 3.5% over the banks prime lending rate.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

z) Market Risk

Market risk is the risk that the value of a financial instrument might be adversely affected by a change in interest rates and currency exchange rates. The Company manages the market risk associated with interest rate and foreign-exchange contracts by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.

aa) Vendor Risk

The Company depends upon key suppliers to provide raw material. GHIL sources its coal requirement from the Adani Group which is known for their imports of high quality coal from South Africa. The Company has established good relations with iron ore suppliers and is presently sourcing iron ore from suppliers in Hospet/Bellary in the state of Karnataka, India. The Company has also stationed their representative at the above mentioned places which ensures supplies for the production process are made available. The Company is presently meeting its cast iron scrap and high melting scrap requirements through the local market and adequate supply of cast iron scrap is available in the local market. At the current quantity levels that are demanded by the plant the Company is not engaging in medium- or long-term contracts for their raw materials and is instead buying the materials on the spot market. While the Company believes that its vendors are financially sound and reputable, the results of operations could be adversely affected if it is unable to obtain adequate supplies of inventory in a timely manner.

Recent Accounting Pronouncements

In September 2006, the FASB issued FAS No. 157, “Fair Value Measurements” (FAS 157). This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements; however, it does not require any new fair value measurements. The provisions of FAS 157 will be applied prospectively to fair value measurements and disclosures beginning in the first quarter of 2008 (i.e., from April 1, 2008). The Company is currently assessing the impact of the adoption of this Statement on its financial statements.

In February 2007, the FASB issued FAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (‘FAS 159’). FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. FAS 159 is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. The provisions of FAS 159 will be applied prospectively to fair value measurements and disclosures beginning in the first quarter of 2008 (i.e., from April 1, 2008). The Company is currently assessing the impact of the adoption of this Statement on its financial statements.

In December 2007, the FASB issued FAS No. 141R, “Business Combinations” (“FAS 141R”), which establishes principles and requirements for the reporting entity in a business combination, including recognition and measurement in the financial statements of the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. This statement also establishes disclosure requirements to enable financial statement users to evaluate the nature and financial effects of the business combination. FAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, and interim periods within those fiscal years. FAS 141R will become effective for the Company with its fiscal year beginning April 1, 2009. The Company is currently evaluating and assessing the potential impact, if any, of the adoption of FAS 141R on its financial statements.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

2. Summary of Significant Accounting Policies  – (continued)

In December 2007, the FASB issued FAS No. 160, “Non controlling Interests in Financial Statement — Amendments of ARB No. 51” (“FAS 160”). The standard changes the accounting for non controlling (minority) interests in financial statements including the requirements to classify non controlling interests as a component of stockholders’ equity, and the elimination of “minority interest” accounting in results of operations with earnings attributable to non controlling interests reported as part of earnings. Additionally, FAS 160 revises the accounting for both increases and decreases in a parent’s controlling ownership interest. FAS 160 is effective for fiscal years beginning after December 15, 2008, with early adoption prohibited. The Company is currently evaluating and assessing the impact, if any, of the adoption of FAS 161 on its financial statements.

In March 2008, the FASB issued FAS No. 161, Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires disclosures of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008, with early adoption permitted. The Company is currently evaluating and assessing the impact, if any, of the adoption of FAS 161 on its financial statements.

3. Cash and Cash Equivalents

	As of 31-Mar-07	As of 31-Mar-08
Cash in hand	106,513	12,518
Bank balances
Current accounts	106,909	26,129
	213,422	38,647

4. Restricted Cash

	As of 31-Mar-07	As of 31-Mar-08
Current
Deposits restricted as to usage under lien to banks for guarantees and letter of credit and other authorities	184,756	449,775
Total current restricted cash	184,756	449,975

5. Accounts Receivable, Net

	As of 31-Mar-07	As of 31-Mar-08
Accounts receivable	3,630,589	1,720,408
	3,630,589	1,720,408

Concentration of credit risk with respect to accounts receivables is limited due to the Company’s low collection period. The Company writes-off accounts receivable balances in the period that management determines that such receivables will not be collected.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

6. Prepaid and Other Assets

	As of 31-Mar-07	As of 31-Mar-08
Prepaid expenses	46,750	—
Employee receivables	1,262	—
Advances to suppliers	1,983,226	—
Other taxes and duties recoverable	327,320	769,283
	2,358,558	769,283

Other taxes and duties recoverable mainly includes incentives and tax refunds recoverable from Gujarat Government against scheme for setting up the plant in Bhuj.

7. Property and Equipment, Net

Property and equipment consist of the following:

Particulars	As of 31-Mar-07	As of 31-Mar-08
Land	765,818	981,869
Building	2,191,686	2,360,362
Plant & machinery	22,085,592	25,804,977
Furniture & fixture	13,299	28,394
Vehicle	140,591	177,478
Computers	21,224	36,292
Office Equipments	23,154	27,510
Asset under Construction	1,355,394	—
Total	26,596,758	29,416,882
Less: Accumulated depreciation	1,414,782	2,946,234
Net	25,181,976	26,470,648

Depreciation and amortization expense for property and equipment was USD 308,300, USD 1,048,262, and USD 1,418,668 for the years ended March 31, 2006, 2007 and March 31, 2008, respectively. Depreciation of USD 30,571, USD 35,679 and USD 53,496 for the years ended March 31, 2006, 2007 and March 31, 2008 and USD 277,729, USD 1,012,582 and USD 1,365,172 was included in selling, general and administration and cost of goods sold, respectively, in the statements of income.

The gross carrying amounts of fully depreciated assets included in the overall balance of property and equipment above, which were still in active use are as follows:

	As of 31-Mar-07	As of 31-Mar-08
Computers	—	8,396
Total	—	8,396

8. Income Taxes

The Company accounts for the deferred tax assets and liabilities for the temporary differences, unabsorbed depreciation and loss carry forwards, to the extent that the benefit would be more likely than not to be realized in the future.

Unabsorbed depreciation represents depreciation in excess of the currently deductible amounts that could be carried forward and utilized as tax deductions in future periods.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

8. Income Taxes  – (continued)

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Interpretation also provides guidance on derecognition, classification, interest and penalties (which the Company classifies in the financial statements as income tax expense), accounting in interim periods, disclosure, and transition. FIN 48 was effective for the Company beginning April 1, 2007. The provisions of FIN 48 are to be applied to all tax positions upon initial adoption, with the cumulative effect adjustment reported as an adjustment to the opening balance of retained earnings.

The primary components of the income tax expense were:

	Year Ended March 31,
	2006	2007	2008
Current Tax Expense	11,570	119,707	356,341
Deferred Tax Income/(Expense)	(540,162)	190,829	846,334
Income Tax Expense/(Income)	(528,590)	310,536	1,202,675

The reconciliation between the provisions for income tax to the amount computed by applying the statutory income tax rate to the income before provision for income tax is summarized below:

	Year Ended March 31,
	2006	2007	2008
Net Income/(loss) before Taxes	(1,327,470)	885,563	4,647,698
Enacted Tax Rates in India	33.6600%	33.9900%	33.9900%
Computed Tax Expense/(Income)	(446,826)	301,003	1,579,753
Increase/(reduction) in taxes on account of:
Effect of changes in tax rate	236	(1,772)	—
Timing Differences	(82,000)	11,305	(377,078)
Income tax expense/(income) reported	(528,590)	310,536	1,202,675

The primary components that gave rise to deferred tax assets and liabilities were as follows:

	As at March 31,
	2006	2007	2008
Deferred Tax Assets
Retirement Benefits	936	3,209	10,964
Preliminary Expenses	6,659	5,204	3,737
Unabsorbed Depreciation	127,746	352,668
Minimum Alternate Tax Credit	11,493	137,151	505,027
Property and equipment	397,662	—	—
	544,496	498,232	519,728
Deferred Tax Liabilities
Property and equipment	—	136,031	978,311
	—	136,031	978,311
Net deferred tax assets/(liabilities)	544,496	362,201	(458,582)

Deferred tax assets resulting from the provision for doubtful receivables reflects the timing differences in recognizing a provision on accounts receivables and the write-off of such receivables.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

8. Income Taxes  – (continued)

Minimum Alternate Tax Credit as on March 31, 2008 amounting to USD 12,773, USD 134,993 and USD 357,321 shall expire at the end of fiscal year 2013, 2014 and 2015, respectively.

9. Other Assets

Other assets primarily include security deposits to Gujarat Electricity Board for supply of electricity to plant.

10. Short Term Borrowings and Current Portion of Long Term Debt

	As of 31-Mar-07	As of 31-Mar-08
Secured	2,420,840	9,753,912
Unsecured	678,759	2,102,111
Total	3,099,599	11,856,023
Add:
Current portion of long term debt	2,953,858	3,875,562
Total	6,053,457	15,731,585

The above secured borrowings are cash credit line of credit from banks. These are secured by hypothecation of all “movable current assets” (as defined in loan agreements) both present and future of the respective borrowing entities of the company.

Included within unsecured borrowings are short term unsecured credits from private lenders.

The weighted average interest rate on the short term borrowings was 10.77% and 11.11% for the years ended March 31, 2007 and 2008, respectively.

The details of unused lines of credit (cash credit) for March 31, 2008 are USD 3,739,341.

11. Other Current Liabilities

	As of 31-Mar-07	As of 31-Mar-08
Accrued Expenses	874,096	—
Contribution to employee benefit funds	24,196	60,637
Taxes Payable	—	83,135
Provision for Tax	124,091	374,210
Advance from Customers	39,977	—
	1,062,360	517,982

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

12. Employee Benefits

a) Gratuity plan:

The measurement dates for the Group’s Gratuity Plan were March 31, 2007 and 2008. The following table sets forth the changes in the projected benefit obligation and amounts recognized in the balance sheet as of the respective measurement dates:

	As at 31-Mar-07	As at 31-Mar-08
Change in Projected Benefit Obligation
Accumulated benefit obligation	3,591	7,898
Projected benefit obligation at beginning of year	2,870	10,166
Current service cost	3,919	11,182
Interest cost	542	2,078
Actuarial (gain)/loss	2,109	(2,927)
Projected benefit obligation at end of year	9,440	20,499

The components of the net gratuity cost were as follows:

	Year Ended March 31, 2007	Year Ended March 31, 2008
Current service cost	3,745	11,152
Interest cost	518	2,072
Recognized actuarial (gain)/loss	2,015	(2,919)
Net gratuity cost	6,278	10,305

The net gratuity accrued liabilities, were as follows:

	As at 31-Mar-07	As at 31-Mar-08
Accrued benefit liability	9,440	20,499
Net gratuity liability	9,440	20,499

The weighted average assumptions used to determine the benefit obligations were as follows:

	Year Ended March 31, 2007	Year Ended March 31, 2008
Discount rate	9.75%	9.75%
Rate of compensation increase	7.00%	7.00%

Actuarial gains and losses are recognized as and when incurred.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

12. Employee Benefits  – (continued)

The estimated amounts of gratuity benefits expected to be paid in each of next 4 years and in the aggregate for 5 years thereafter, are as follows:

As at March 31, 2008
Year ending March 31, 2009	100
Year ending March 31, 2010	525
Year ending March 31, 2011	1,799
Year ending March 31, 2012	4,223
Year ending March 31, 2013	7,671
Year ending March 31, 2014 – 18	52,349
66,667

b) Provident Fund

The Company’s contribution towards the Provident Fund amounted to USD 3,404, USD 8,749 and USD 23,143 for the years ended March 31, 2006, 2007 and 2008, respectively.

13. Long Term Debt

Long term debt comprises:

	As of 31-Mar-07	As of 31-Mar-08
Secured
Term loans	14,795,142	12,783,275
Loan for assets purchased under capital lease	28,476	18,226
Total	14,823,618	12,801,501
Less: Current portion (Payable within 1 year)	2,953,858	3,875,562
Total	11,869,760	8,925,939

The Company’s weighted average interest rate was 9.45% and 14.41% for the year ended March 31, 2007 and 2008, respectively.

The secured loans are collaterized by:

•	first ranking pari passu charge on all present and future tangible movable and freehold immovable properties owned by the Company including plant and machinery, office equipment, furniture and fixtures fittings, spares tools and accessories, vehicles;
•	all rights, titles, interests in the accounts, and monies deposited and investments made there from and in project documents, book debts and insurance policies;
•	the hypothecation of all current assets both present and future, including book debts, monies, receivables, claim bills and contracts.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

13. Long Term Debt  – (continued)

The scheduled repayments of the long term debts (term loans) during the next 5 years and beyond are as follows:

As of March 31, 2008
2009	3,875,562
2010	3,875,562
2011	3,709,192
2011	1,322,958
Total	12,783,275

The total interest expenses on long term debts incurred were USD 197,129, USD 960,505 and USD 2,105,696 for the year ended March 31, 2006, 2007 and 2008, respectively. No interest cost was capitalized during the year ended March 31, 2008.

The details of term loans are as follows:

	31-Mar-07	31-Mar-08
Floating interest rate rupee loan of INR 100,000,000 (equivalent to USD 2,498,751) repayable in 48 monthly installments beginning from April 2006	2,368,764	2,024,803
Floating interest rate rupee loan of INR 100,000,000 (equivalent to USD 2,498,751) repayable in 16 quarterly installments beginning from June 2006	2,299,715	1,996,060
Floating interest rate rupee loan of INR 35,000,000 (equivalent to USD 874,563) repayable in 48 monthly installments beginning from April 2006	688,367	665,714
Floating interest rate rupee loan of INR 200,000,000 (equivalent to USD 4,997,501) repayable in 48 monthly installments beginning from April 2006	4,651,549	3,998,795
Floating interest rate rupee loan of INR 200,000,000 (equivalent to USD 4,997,501) repayable in 48 monthly installments beginning from April 2006	4,786,747	4,097,902
	14,795,142	12,783,275

Under the various loan agreements, the Company would require the consent of the lenders to undertake certain defined actions including, among other things, entering into expansion projects, new lines of credit and change in management.

The loan agreements contained clauses where triggering of certain specified events of default could result in accelerated payments to be made by the Company.

Under the loan agreements, the Company must maintain, among other things, certain specified financial ratios, with which the Company was in compliance as of March 31, 2008.

Loan for assets purchased under capital lease include vehicle loans taken from banks which were secured by the hypothecation of the vehicles.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

14. Dividends

Dividends payable to equity shareholders will be based on the net income available for distribution as reported in the Company’s financial statements prepared in accordance with Indian GAAP. Dividends can only be declared and paid in Indian Rupees and/or converted into foreign currency for an equivalent amount in cases where dividend is permitted to be repatriated.

Under the Indian Companies Act 1956, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the undistributed profits of previous fiscal years. Before declaring a dividend greater than 10% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10%, depending on the dividend percentage to be declared in such year. Dividends can be distributed out of the general reserve in case of a loss or inadequacy of current distributable profits. Presently, the Company is required to pay dividend tax on the total amount of the dividend declared, distributed or paid at the specified tax rate including surcharge.

The Company has not paid any dividends from inception through March 31, 2008. Final dividends proposed by the Board of Directors will be payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. Interim dividends will be declared by the Board of Directors without the need for shareholders’ approval.

Under the agreements with the lenders, lender specific permission will be required in certain cases for distributing dividends.

15. Related Party Transactions

The Company has entered into transactions with the following related parties.

Key Management Personnel (Including Directors):

(1)	Narayan Prasad Tekriwal
(2)	Ashok Kumar Maskara
(3)	Rohit Maskara
(4)	Deepak Agrawal
(5)	G. K. Agrawal

Entities Having Significant Influence Over the Company

(1)	Dynamix Urja (India) Limited
(2)	Raipur Securities & Investments Limited
(3)	Hitech Abrasive Private Limited
(4)	Hi-Tech Power & Steel Limited
(5)	Ashoka Tex
(6)	Ashiana Homes Private Limited
(7)	M/s G. K. Agrawal
(8)	Daksh Timbers & Steel Private Limited

Other Related Parties (Entities Which are Controlled or Significantly Influenced by the Key Management Personnel and their Close Relatives)

(1)	S. K. Sur

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

15. Related Party Transactions  – (continued)

The transactions with the following related parties for the year ended March 31, 2006, 2007 and 2008 are described below:

2005 – 06

S No	Party Name	Funds Received	Funds Transferred	Purchase of Goods	Purchase of Assets	Director Remuneration	Purchase of Services
1	Ashok Maskara	—	951	—	—	951	—
2	Ashoka Tex	11,317	11,317	—	—	—	—
3	Dynamix Urja (India) Limited	1,085,912	1,251,471	—	—	—	—
4	Hitech Abrasive Private Limited	2,116,616	3,911,555	—	942,387	—	—
5	Hi-Tech Power & Steel Limited	45,269	87,639	97,930	—	—	—
6	NP Tekriwal	—	5,659	—	—	—	5,659
7	Rohit Maskara	—	951	—	—	951	—
8	Deepak Agrawal	—	5,174	—	—	951	—
9	G K Agrawal	—	951	—	—	951	—
10	M/s G K Agrawal	496,831	1,283,735	918,575	141,852	—	—
11	Daksh Timbers & Steel Private Limited	64,735	1,132	—	—	—	—
12	S.K. Sur	—	815	—	—	815	—

2006 – 07

S No	Party Name	Funds Received	Funds Transferred	Purchase of Goods	Sale of Goods	Purchase of Assets	Interest Received	Interest Paid	Director Remuneration	Purchase of Assets
1	Ashok Maskara	—	451	—	—	—	—	—	3,325	—
2	Ashoka Tex	38,794	28,818	—	—	—	—	2,485	—	—
3	Dynamix Urja (India) Limited	1,590,678	—	—	—	—	—	—	—	—
4	Hitech Abrasive Private Limited	1,684,763	567,110	2,414	—	9,129	—	46,772	—	—
5	Hi-Tech Power & Steel Limited	—	54,415	—	—	—	—	—	—	—
6	NP Tekriwal	—	89,079	—	—	—	1,153	—	—	7,980
7	Rohit Maskara	—	904	—	—	—	—	—	6,650	—
8	Deepak Agrawal	5,822	5,311	—	—	—	—	—	—	—
9	G K Agrawal	—	—	—	—	—	—	—	—	—
10	M/s G K Agrawal	17,734	807,996	517,937	87,559	27,796	—	—	—	—
11	Daksh Timbers & Steel Private Limited	—	107,515	417,521	—	—	—	—	—	—

2007 – 08

S No	Party Name	Funds Received	Funds Transferred	Purchase of Services	Interest Paid	Director Remuneration
1	Ashiana Homes Private Limited	249,190	—	—	—	—
2	Ashoka Tex	336,407	215,851	—	—	—
3	Dynamix Urja (India) Limited	2,369,125	3,974,933	—	—	—
4	Hitech Abrasive Private Limited	124,595	347,530	23,726	116,782	—
5	NP Tekriwal	292,513	200,054	—	—	5,607
6	Rohit Maskara	7,699	14,158	—	—	5,607
7	Deepak Agrawal	12,976	8,901	—	—	—

Purchase of goods — included primarily purchase of raw material and consumables.

Purchase of assets — included primarily purchase of material for construction of factory building.

Sale of goods — included primarily sale of joists.

Transactions with related parties were entered into at competitive market prices charged to unaffiliated customers for similar transaction or charged by other suppliers.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

16. Commitments and Contingencies

Companies have to observe the laws, government orders and regulations of the state in which they operate. The company is currently involved in administrative proceedings arising out of the normal conduct of their business. In the opinion of Company management, however, the outcome of these actions will not materially affect the Company’s financial position, result of operations or cash flows.

(i) Commitments

a. Capital Commitments

As of March 31, 2008, the Company had committed to spend approximately Rs. Nil (March 31, 2007 — Rs. Nil) under agreements. This amount was net of capital advances paid in respect of these capital commitments.

b. Guarantees

The Company had outstanding financial/performance bank guarantees of Rs. 749,625 as of March 31, 2008 issued to M/s Ameet Enterprises (supplier) as security towards payment of cost of material and other dues as provided under the relevant agreements.

c. Operating Leases

As of March 31, 2008, the Company was obliged under a number of operating leases for building premises. Total rental expenses for the years ended March 31, 2006, 2007 and 2008 were USD 406, USD 11,836 and USD 10,350, respectively.

Future minimum lease payments under operating leases are as follows:

As at March 31, 2008
Year ended March 31, 2009	11,244
Year ended March 31, 2010	29,985
41,229

d. Other Claims

Arising from its normal course of operations, various claims were made against the Company. The Company has disclaimed liability and is disputing the claims. No liability that may arise in the event that the following claims are successful has been recognized by the Company.

e. Litigation

(A) Brief Facts of the Case

On January 16, 2008, a petition was filed by Mr. G.K. Aggarwal, Mr. Deepak Aggarwal, Mr. Shyam Sunder Aggarwal, Ms. Vineeta Aggrawal, etc. (“Petitioners”) in the CLB against the Company, Mr. Narayan Prasad Tekriwal, Mr. Ashok Kumar Maskara, Mr. Rohit Kumar Maskara and State Bank of India (“Respondents”) under section 397, 398, 399 and 402 of the Companies Act, 1956 claiming that certain actions undertaken by the Respondents amount to oppression and mismanagement against the petitioners.

The primary contentions of the Petitioners under the case are as follows:

(i)	That shares allotted on 25 October, 2007 and thereafter are unauthorized and illegal and such allotments have caused increase in the percentage holding of the Respondents’ group in the Company at the cost of corresponding reduction of the holding of the minority group in the Company.
(ii)	That the Respondents have maliciously changed the Company’s registered office from Chattisgarh to Maharashtra and also changed the auditors of the Company in order to keep the Petitioners away from the affairs of the Company.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

16. Commitments and Contingencies  – (continued)

(iii)	No notice of any meetings of the board of directors or of the meetings of members was served on any of the directors/members of the Petitioners’ group.
(iv)	That the Mr. G.K. Aggarwal and Mr. Deepak Aggarwal from the Petioners’ group were illegally removed from the board of directors of the Company and Mr. Sunil Kumar Maskara and Mr. Narayan Prasad Tekriwal were illegally added to the board.
(v)	That SBI is not releasing the personal guarantees and collateral securities furnished by Mr. Gopal Krishna Agarwal and Mr. Deepak Kumar Agrawal.

A reply to this petition was filed by the Respondents on 29 May, 2008 denying the allegations. In addition petition filed on 16 January, 2008, the Petioners had also filed an application in July, 2008 alleging certain other acts of mismanagement.

(B) Interim Orders Passed by CLB

The important interim orders passed by CLB on this matter are as follows:

(i)	The personal guarantees and the collateral securities furnished by the Petitioners were directed to be released.
(ii)	The Respondents are restricted from availing any further credit facility from any bank or financial institution till final disposal of the petition.
(iii)	The Company is restricted from holding or convening any board meeting with the present board of directors and the AGM without prior permission of CLB.

Present Status of the Case

The petition has been decided on 27 November, 2008 and following order has been passed:

(i)	Petitioners will go out of the Company on a consideration of INR 135,000,000 (equivalent to USD 3,373.313) in full and final settlement towards their shares, supplies made to the companies by their sister concern and also towards any other claim against the company. With this payment, petitioners will not have any claim against the company/respondents.
(ii)	The company will pay the entire amount of INR 135,000,000 (equivalent to USD 3,373.313) on or before 31 March, 2009.
(iii)	The company will pay a sum of INR 5,000,000 (equivalent to USD 124,938) on or before 15 Dec- ember, 2008 as a part of INR 135,000,000 (equivalent to USD 2,906,351).
(iv)	The petitioner directors will submit to the company their resignation letters which will not be accepted by the company till all the guarantees given by them are released by the Bank and the Banks shall not delay the release of the personal guarantees of the petitioners only on the ground that petitioners have not resigned as directors. The respondents have submitted that they have already given sufficient/adequate guarantees to the Banks in place of the guarantees of the petitioners.
(v)	On the receipt of full consideration of INR 135,000,000 (equivalent to USD 3,373.313), the petitioners will hand over their share certificates together with blank transfer forms to the company.
(vi)	All interim orders stand vacated.

GLOBAL HI-TECH INDUSTRIES LIMITED

NOTES TO FINANCIAL STATEMENTS
(Amounts in US Dollars, Except Per Share Data and as Stated Otherwise)

17. Earnings Per Share

The following is a reconciliation of the equity shares used in the computation of basic and diluted earnings per equity share:

	Year Ended 31-Mar-06	Year Ended 31-Mar-07	Year Ended 31-Mar-08
Weighted Average Number of Shares – Basic	10,132,274	14,276,199	17,515,833
Effect of dilutive securities on account of convertible debts	—	20,048,177	16,003,179
Effect of dilutive securities on account of money received pending allotment	—	15,294,500	5,950,000
Weighted Average Number of Shares – Diluted	10,132,274	49,618,875	39,469,011

Income available to common stockholders of the Company used in the basic and diluted earnings per share calculations were determined as follows:

	Year Ended 31-Mar-06	Year Ended 31-Mar-07	Year Ended 31-Mar-08
Income attributable to common stockholders of the Company	(807,369)	566,730	3,428,180
Effect on account of convertible debts on earnings for the year	—	175,678	457,294
Net Income available for computing dilutive earnings per year	(807,369)	742,408	3,885,474
Earnings per Share
– Basic	(0.08)	0.04	0.20
– Diluted	(0.08)	0.01	0.10

18. Concentration of Credit Risk

The Company had little concentration of credit risk as the customer base was widely distributed both economically and geographically. Derivative counterparties and cash transactions were limited to high credit worthy financial institutions.

The Company had no concentration of credit risk in regards with short term investments as these investments were widely distributed.

19. Vendor Risk

The Company depends upon key suppliers and vendors to provide equipment and services that it needs to build and upgrade its network.

While the Company believes that its vendors are reliable, its results of operations could be adversely affected if it is unable to obtain adequate supplies of equipment in a timely manner. The Company minimizes the possibility of such risk by having as many long-term contracts as possible with the vendors and also having more than one vendor for supply of equipment and services.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY

INDEX TO FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL STATEMENTS OF GENEVA ACQUISITION CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Geneva Acquisition Corp.

We have audited the accompanying consolidated balance sheet of Geneva Acquisition Corp. (a development stage corporation) as of December 31, 2007, and the related statements of operations, stockholders’ equity, and cash flows for the year then ended and the amounts included in the cumulative columns in the statements of operations and cash flows for the year ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Geneva Acquisition Corp. as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP

New York, New York
March 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Geneva Acquisition Corp.

We have audited the accompanying balance sheet of Geneva Acquisition Corporation (a development stage company) (the “Company”) as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the period from June 2, 2006 (inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Geneva Acquisition Corp. as of December 31, 2006, and the results of its operations and its cash flows for the period from June 2, 2006 (inception) to December 31, 2006 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP

New York, New York
February 22, 2007

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	December 31, 2007	December 31, 2006
ASSETS
Current Assets:
Cash	$17,042	$615
Investments Held in Trust	66,983,581	—
Investments Held in Trust for Deferred Underwriting Discount	2,070,000	—
Prepaid expenses	85,425	—
Total current assets	69,156,048	615
Deferred tax asset	157,172	—
Deferred offering costs	—	271,385
Total Assets	$69,313,220	$272,000
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accrued Offering Expenses	$—	$125,000
Accrued Expenses	194,444	—
Advances from Stockholder	2,301	52,000
Notes Payable, Stockholders	—	75,000
Deferred Interest Income	54,000	—
Deferred Underwriting Discount	2,070,000	—
Total Liabilities	2,320,745	252,000
Common stock subject to possible conversion, 2,298,850 shares at conversion value	13,067,463	—
Commitments
Stockholders’ Equity
Preferred Stock, $.0001 par value, 1,000,000 shares authorized; none issued or outstanding	—	—
Common Stock, $.0001 par value, 60,000,000 shares authorized; 14,000,000 shares (which includes 2,298,850 subject to possible conversion) and 2,500,000 shares issued and outstanding at December 31, 2007 and December 31, 2006 respectively.	1,400	250
Additional Paid-in Capital	52,364,993	24,750
Earnings (Deficit) Accumulated during the development stage	1,558,619	(5,000)
Total Stockholders’ Equity	53,925,012	20,000
Total Liabilities and Stockholders’ Equity	$69,313,220	$272,000

See Notes to Financial Statements.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2007	Period from June 2, 2006 (Inception) to December 31, 2006	Cumulative Period from June 2, 2006 (Inception) to December 31, 2007
Interest income	$2,956,345	$—	$2,956,345
Operating Expenses
General and Administrative	542,272	5,000	547,272
Net Income (Loss) before income taxes	$2,414,073	$(5,000)	$2,409,073
Income tax expense	$850,454	$—	$850,454
Net Income (Loss)	$1,563,619	$(5,000)	$1,558,619
Weighted Average number of common shares outstanding – basic and diluted	12,468,493	2,500,000	8,764,706
Income (Loss) per Share – basic and diluted	$0.13	$(0.00)	$0.18

See Notes to Financial Statements.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid-in Capital	Earnings (Deficit) Accumulated During the Development Stage
	Shares	Amount			Total
Issuance of Common Stock to initial Stockholders on June 9, 2006 at $.01 per share.	2,500,000	$250	$24,750		$25,000
Net Loss				$(5,000)	$(5,000)
Balance at December 31, 2006	2,500,000	$250	$24,750	$(5,000)	$20,000
Sale of Private Placement Warrants	—	—	1,900,000	—	1,900,000
Sale of 11,500,000 Units net of underwriter’s discount and offering expenses (includes 2,298,850 shares subject to possible conversion)	11,500,000	1,150	63,507,606	—	63,508,756
Proceeds subject to possible conversion of 2,298,850 shares	—	—	(13,067,463)	—	(13,067,463)
Sale of underwriter option	—	—	100	—	100
Net Income	—	—	—	1,563,619	1,563,619
Balance at December 31, 2007	14,000,000	$1,400	$52,364,993	$1,558,619	$53,925,012

See Notes to Financial Statements.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2007	Period from June 2, 2006 (Inception) to December 31, 2006	Cumulative Period from June 2, 2006 (Inception) to December 31, 2007
Cash Flows From Operating Activities
Net Income (Loss)	$1,563,619	$(5,000)	$1,558,619
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Deferred tax asset	(157,172)		(157,172)
Changes in operating assets and liabilities:
Increase in value of investments held in trust	(3,010,345)		(3,010,345)
Increase in prepaid expenses	(85,425)		(85,425)
Increase in accrued expenses	194,444		194,444
Increase in deferred interest income	54,000	—	54,000
Net Cash used in Operating Activities	(1,440,879)	(5,000)	(1,445,879)
Cash Flows From Investing Activities
Disbursements from trust	1,396,764		1,396,764
Cash held in Trust Account	(67,440,000)	—	(67,440,000)
Net Cash used in Investing Activities	(66,043,236)	—	(66,043,236)
Cash Flows From Financing Activities
Proceeds from public offering	69,000,000	—	69,000,000
Proceeds from private placement of warrants	1,900,000	—	1,900,000
Proceeds from issuance of underwriting option	100	—	100
Proceeds from sale of stock	—	25,000	25,000
Proceeds from notes payable, Stockholders	—	75,000	75,000
Proceeds from advances from Stockholders	15,000	37,000	52,000
Payments of notes payable, Stockholders	(75,000)	—	(75,000)
Payments of advances from Stockholders	(64,699)	—	(64,699)
Payment of offering costs	(3,274,859)	(131,385)	(3,406,244)
Net Cash provided by Financing Activities	67,500,542	5,615	67,506,157
Net increase in Cash	16,427	615	17,042
Cash at beginning of period	615	—	—
Cash at end of period	$17,042	$615	$17,042
Supplemental disclosures of cash flow information:
Cash paid for income taxes	$1,020,262	$—	$1,020,262
Non-cash financing activities:
Accrual of Public Offering costs	$—	$125,000	$—
Accrual of deferred underwriting fees	$2,070,000	$—	$2,070,000
Advance from Stockholder for Public Offering costs	$—	$52,000	$—

See Notes to Financial Statements.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of Geneva Acquisition Corporation and its wholly owned subsidiary Geneva Acquisition Security Corporation (collectively referred to as the “Company”). All significant intercompany transactions and balances have been eliminated. The statements and related notes have been prepared on the accrual basis of accounting in accordance with accounting principals generally accepted in the United States.

Statements of Cash Flows

For purposes of the statements of cash flows, we consider all highly liquid investments (i.e., investments which, when purchased, have original maturities of three months or less) to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash equivalents and short-term investments. The Company’s policy is to place investments with financial institutions evaluated as being creditworthy, or in short-term money market funds which are exposed to minimal interest rate and credit risk and in a highly rated United States Treasury Bills. At times, the Company has bank balances in excess of federally insured limits.

Fair Value of Financial Instruments

The following methods and assumptions are used to estimate the fair value of each class of financial instruments for which it is practical to estimate:

Cash:  The carrying amount approximates the fair value.

Investments Held in Trust (Which Includes Deferred Underwriting Fees and Amounts Available for Working Capital and Income Taxes):  This investment is considered a trading security. The investment is carried at market value, which approximates cost plus accrued interest.

Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The Company adopted FIN 48 on January 1, 2007. Since the Company is a development stage company that began operations on June 2, 2006, there have been no audits of filed tax returns as of this time, however, the Company believes its accruals are sufficient and it does not expect the total amounts of any uncertain tax position to significantly increase or decrease within the next year. The adoption of FIN 48 did not have a material effect on the Company’s financial condition, results of operations or liquidity.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies  – (continued)

Earnings (Loss) Per Common Share

Basic earnings per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share gives effect to dilutive options, warrants, and other potential common stock outstanding during the period. The effect of the 25,923,077 outstanding warrants issued in connection with the initial public offering described in Note 3 has not been considered in the diluted net income per share since the warrants are contingently exercisable. The effect of the 700,000 units included in the underwriters’ purchase option, as described in Note 3, along with the warrants underlying such units (units represent 2.1 million shares of stock and stock equivalents), has not been considered in the diluted earnings per share calculation since they are contingently exercisable and since the market price of the shares was less than the exercise price during the period.

Recently Issued Accounting Pronouncements:

The following accounting standards issued as of December 31, 2007, may affect the future financial reporting by Geneva Acquisition Corporation:

SFAS No. 141 (revised 2007) Business Combinations	This Statement requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non controlling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the Statement. That replaces Statement 141’s cost-allocation process, which required the cost of an acquisition to be allocated to the individual assets acquired and liabilities assumed based on their estimated fair values. This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The Company is assessing the impact, if any, this pronouncement may have on its financial statements.
SFAS No. 157, Fair Value Measurements	This Statement does not require any new fair value measurements, but rather, it provides enhanced guidance to other pronouncements that require or permit assets or liabilities to be measured at fair value. However, the application of this Statement may change how fair value is determined. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 1, 2007 the FASB has proposed a one-year deferral for the implementation of the Statement for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis. The Company is assessing the impact, if any,

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies  – (continued)

this pronouncement may have on its financial statements.
SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115	The Statement provides all entities with an option to report selected financial assets and liabilities at fair value. The Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007, with early adoption available in certain circumstances. The Company is assessing the impact, if any, this pronouncement may have on its financial statements.
SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51	This Statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends.) Earlier adoption is prohibited. The Company is assessing the impact, if any, this pronouncement may have on its financial statements.

2. Organization and Business Operations

Geneva Acquisition Corporation was incorporated in Delaware on June 2, 2006 as a “blank check” company whose objective is to consummate a business combination with an operating business.

On June 9, 2006, all of the officers and directors of the Company (“Initial Stockholders”) purchased 2,500,000 shares of common stock at $0.01 per share.

At December 31, 2007, the Company had not yet commenced any operations. All activity through December 31, 2007 relates to the Company’s formation, regulatory filings, its initial public offering described below and thereafter, pursuing potential business combinations with target businesses. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 3) was declared effective February 12, 2007 (the “Effective Date”). The Company consummated the Public Offering on February 16, 2007, and simultaneously with the consummation of the Public Offering on February 16, 2007, certain officers, directors, and the Initial Stockholders of the Company purchased an aggregate of 2,923,077 warrants at $0.65 per warrant from the Company in a private placement (the “Private Placement”). The warrants sold in the Private Placement were identical to the warrants sold in the Public Offering except that if the Company calls the warrants for redemption, the Private Placement Warrants will be exerciseable on a cashless basis so long as they are still held by the initial purchasers. On March 8, 2007, the underwriters consummated the full exercise of the over-allotment option, resulting in the sale of an additional 1,500,000 units (see Note 3 below). The Company received net proceeds from the Private Placement and the Public Offering, including the proceeds received upon the full exercise of the over-allotment option, of approximately $65,409,000 (see Note 3 below).

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. Organization and Business Operations  – (continued)

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”), which may not constitute a business combination for accounting purposes. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Public Offering, $67,440,000, including $2,070,000 of deferred underwriting discounts, was placed in a trust account (“Trust Account”) and has been invested in government securities until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. As of December 31, 2007, $69,053,581 was held in the Trust Account, of which $2,070,000 was for deferred underwriting discount and $3,010,345 was earned investment income. We are entitled to receive up to $1,600,000. Initial plus amounts for corporate income and franchise taxes, from interest earned on the trust account (plus $50,000 received from the net proceeds of the Initial Public Offering) to finance our operations prior to consummating a business combination. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Certain of the Company’s directors have severally agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that the directors will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account), along with interest earned on the Trust Account, may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Public Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Public Offering, including the Initial Stockholders, have agreed to vote their 2,500,000 founding shares of common stock, as well as any shares of common stock acquired in connection with or following the Public Offering, in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Public Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account (subject to distributions for working capital and amounts paid or accrued for taxes) computed without regard to the 2,500,000 shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Public Offering (19.99% of the amount held in the Trust Account, excluding the deferred portion of the underwriters’ discount and commission) has been classified as common stock subject to possible conversion on the accompanying December 31, 2007 balance sheet. In addition, such Public Stockholders would also be entitled to a pro rata portion of the deferred portion of the underwriters’ discount and commission held in trust (see Note 3).

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. Organization and Business Operations  – (continued)

The Company’s Second Amended and Restated Certificate of Incorporation provides that the Company will continue in existence only until 24 months from the Effective Date of the Public Offering. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) may be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the Warrants contained in the Units sold in the Public Offering discussed in Note 3).

3. Initial Public Offering

On February 16, 2007, the Company sold 10,000,000 Units (“Units”) in the Public Offering at a price of $6.00 per Unit. On March 8, 2007, the underwriters consummated the full exercise of the over-allotment option, resulting in the sale of an additional 1,500,000 Units. Each Unit consists of one share of the Company’s common stock and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the Effective Date of the Public Offering, subject to there being an effective and current registration statement relating to the shares issuable upon exercise of the warrants, and expiring four years from the Effective Date of the Public Offering. The Company may redeem the Warrants at a price of $.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. The Company does not need to obtain the consent of Lazard Capital Markets LLC prior to calling the warrants for redemption. In accordance with the warrant agreement relating to the Warrants sold and issued in the Public Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

In connection with the Public Offering, the Company paid the underwriters of the Public Offering underwriting discounts and commissions of 7% of the gross proceeds of the Public Offering, of which 3% of the gross proceeds will be held in the Trust Account and payable only upon the consummation of a Business Combination. If a Business Combination is approved and completed, Public Stockholders who voted against the combination and have exercised their conversion rights will be entitled to their pro rata share of the deferred underwriters’ discount and commission.

Simultaneously with the consummation of the Public Offering, certain of the Initial Stockholders purchased 2,923,077 warrants (“Private Placement Warrants”) at a purchase price of $0.65 per warrant, in the Private Placement. The proceeds of $1,900,000 were placed in the Trust Account. The Private Placement Warrants are identical to the Warrants underlying the Units sold in the Public Offering except that if the Company calls the Warrants for redemption, the Private Placement Warrants will be exercisable on a cashless basis so long as they are still held by the initial purchasers. The purchasers have agreed that the Private Placement Warrants will not be sold or transferred by them, until 30 days after the completion of a Business Combination.

The Initial Stockholders and the holders of the Private Placement Warrants will be entitled to registration rights with respect to their securities pursuant to an agreement signed on the Effective Date of the Public Offering. With respect to the shares issued prior to the completion of the Public Offering, the holders of the

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. Initial Public Offering  – (continued)

majority of these shares are entitled to demand that the Company register these shares at any time commencing six months following the consummation of a Business Combination. With respect to the Private Placement Warrants (and underlying shares), the holders of the majority of these securities are entitled to demand that the Company register these shares at any time commencing three months following the consummation of a Business Combination. In addition, such holders have certain “piggy-back” registration rights on registration statements filed subsequent to the Company’s consummation of a Business Combination.

In connection with the Public Offering, the Company issued an option to Lazard Capital Markets LLC for $100, to purchase 700,000 Units. The Units that would be issued upon exercise of the Underwriters Purchase Option (“UPO”) are identical to those offered by the Public Offering. This UPO is exercisable at $8.50 per Unit commencing the later of the completion of a Business Combination or one year from the Effective Date of the Public Offering, subject to there being an effective and current registration statement relating to the UPO or the Warrants underlying such UPO issuable upon exercise of the option or an exemption from registration, and expiring five years from the Effective Date of the Public Offering. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such UPO or Warrant shall not be entitled to exercise such UPO or Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the UPO and the Warrants may expire unexercised and unredeemed.

The sale of the UPO has been accounted for as an equity transaction. Accordingly, there was no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale would be approximately $1,491,000 using an expected life of five years, volatility of 45.2% and a risk-free interest rate of 4.88%.

At the time the UPO was issued, the Company had no trading history, as such it was not possible to value the UPO based on historical trades. In order to estimate the value of the UPO the Company considered the historic volatilities of publicly traded blank check companies that have completed business combinations. The average volatility of the representative companies was calculated to be 45.2%. Management believes that this volatility is a reasonable benchmark to use in estimating the value of the UPO. The actual volatility of the Units will depend on many factors that cannot be ascertained at this time.

4. Limited Distributions of Income from Trust Account

Upon written request from the Company, which may be given not more than once in any calendar month, the Trustee shall distribute to the Company by wire transfer an amount computed and certified by the Company to be equal to the collected and undistributed income earned on the original amount deposited in the Trust Account for the preceding month. The maximum amount of distributions, net of taxes, that the Company may request and the Trustee shall distribute is $1,600,000. The Company has received distributions, net of taxes, of $375,000 through December 31, 2007. These funds will be used for working capital purposes associated with identifying and consummating a Business Combination. If there is any income tax obligation relating to the income of the property in the Trust Account, then, at the written instruction of the Company, the Trustee shall disburse to the Company by wire transfer, out of the property in the Trust Account, the amount indicated by the Company as required to pay income taxes. Such disbursements amounted to $1,021,764 through December 31, 2007.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. Limited Distributions of Income from Trust Account  – (continued)

Amount placed in Trust	$67,440,000
Interest earned on Trust (includes deferred interest income)	3,010,345
Amounts withdrawn for income tax payments	(1,021,764)
Amounts withdrawn for working capital	(375,000)
Balance at December 31, 2007	$69,053,581

5. Deferred Offering Costs

Deferred offering costs consist principally of legal, accounting and other fees incurred through the balance sheet date that are directly related to the Public Offering and that were charged to stockholders’ equity upon the receipt of the capital raised.

6. Income Taxes

The components of the provision for income taxes are as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Current:
Federal	$962,674	$—
State and local	44,952	—
Deferred:
Federal	(157,172)	—
State and local	—	—
Total provision for income taxes	$850,454	$—

The Company has recorded a valuation allowance on a portion of its state deferred tax asset because management believes it is more likely that this asset will not be realized based on current operations.

The Company’s effective tax rate differs from the effective federal tax rate of 34% principally due to the following:

Year Ended December 31, 2007
Federal statutory rate	34.0%
State and local tax	0.1%
Change in valuation allowance	1.1%
35.2%

Year Ended December 31, 2006
Federal statutory rate	34.0%
Increase in valuation allowance	(34.0%)
—

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. Income Taxes  – (continued)

The tax effect of temporary differences that give rise to the deferred tax asset is as follows:

	December 31, 2007	December 31, 2006
Expenses deferred for income tax purposes	$186,909	$2,000
Less valuation allowance	(29,737)	($2,000)
Total	$157,172	$0

7. Notes Payable, Stockholders

The Company issued an unsecured promissory note to one of its Initial Stockholders in the aggregate principal amount of $75,000 on June 16, 2006. This note was non-interest bearing and fully repaid on February 16, 2007 with the proceeds of the Public Offering.

In addition, the Company has received $52,000 in advances from certain of its Initial Stockholders that bear no interest and were to be repaid no later than the consummation of the Public Offering. On February 16, 2007, the Company repaid $49,699 of these advances, leaving a balance of $2,301 as of December 31, 2007.

8. Commitments and Related Party Transactions

The Company presently occupies office space provided by an affiliate of several of the Initial Stockholders. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $4,500 per month for such services commencing on the Effective Date of the Public Offering. The statement of operations includes $48,054 of such expense for the twelve months ended December 31, 2007.

The Initial Stockholders have entered into letter agreements that waive their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

9. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

10. Reserved Common Stock

At December 31, 2007, 28,023,077 shares of common stock were reserved for issuance upon exercise of redeemable warrants and the UPO.

11. Trust Account

For tax planning purposes, the Company assigned its rights to the cash in the Trust Account to Geneva Acquisition Security Corporation, a wholly-owned Massachusetts subsidiary qualifying as a “security corporation” entitled to a reduced state corporate tax rate.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2008	December 31, 2007
	(Unaudited)
ASSETS
Current Assets:
Cash	$25,576	$17,042
Investments Held in Trust	66,992,975	66,983,581
Investments Held in Trust for Deferred Underwriting Discount	2,070,000	2,070,000
Prepaid expenses and income taxes	353,625	85,425
Total current assets	69,442,176	69,156,048
Deferred tax asset	516,494	157,172
Total Assets	$69,958,670	$69,313,220
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accrued Expenses	$316,641	$194,444
Advances from Stockholder	2,301	2,301
Deferred Interest Income	232,006	54,000
Deferred Underwriting Discount	2,070,000	2,070,000
Total Liabilities	2,620,948	2,320,745
Common stock subject to possible conversion, 2,298,850 shares at conversion value	13,067,463	13,067,463
Commitments
Stockholders’ Equity
Preferred Stock, $.0001 par value, 1,000,000 shares authorized; none issued or outstanding	—	—
Common Stock, $.0001 par value, 60,000,000 shares authorized; 14,000,000 shares (which includes 2,298,850 subject to possible conversion) issued and outstanding at September 30, 2008 and December 31, 2007	1,400	1,400
Additional Paid-in Capital	52,364,993	52,364,993
Earnings Accumulated during the development stage	1,903,866	1,558,619
Total Stockholders’ Equity	54,270,259	53,925,012
Total Liabilities and Stockholders’ Equity	$69,958,670	$69,313,220

See Notes to Condensed Consolidated Financial Statements

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2008	Three Months Ended September 30, 2007	Nine Months Ended September 30, 2008	Nine Months Ended September 30, 2007	Cumulative Period from June 2, 2006 (Inception) to September 30, 2008
Interest income	$407,287	$874,947	$1,422,173	$2,145,295	$4,378,518
Operating Expenses
General & Administrative	444,129	128,883	884,822	364,540	1,432,094
Net Income (loss) before income taxes	(36,842)	746,064	537,351	1,780,755	2,946,424
Income tax expense (benefit)	(14,295)	262,087	192,104	628,057	1,042,558
Net Income (loss)	$(22,547)	$483,977	$345,247	$1,152,698	$1,903,866
Weighted Average number of common shares outstanding – basic and diluted	14,000,000	14,000,000	14,000,000	11,952,381	10,431,604
Income per Share – basic and diluted	$0.00	$0.03	$0.02	$0.10	$0.18

See Notes to Condensed Consolidated Financial Statements

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid-In Capital	Earnings (Deficit) Accumulated During the Development Stage
	Shares	Amount			Total
Issuance of Common Stock to initial Stockholders on June 9, 2006 at $.01 per share.	2,500,000	$250	$24,750		$25,000
Net Loss				$(5,000)	$(5,000)
Balance at December 31, 2006	2,500,000	250	24,750	(5,000)	20,000
Sale of Private Placement Warrants	—	—	1,900,000	—	1,900,000
Sale of 11,500,000 Units net of underwriter’s discount and offering expenses (includes 2,298,850 shares subject to possible conversion)	11,500,000	1,150	63,507,606	—	63,508,756
Proceeds subject to possible conversion of 2,298,850 shares	—	—	(13,067,463)	—	(13,067,463)
Sale of underwriter option	—	—	100	—	100
Net Income	—	—	—	1,563,619	1,563,619
Balance at December 31, 2007	14,000,000	$1,400	$52,364,993	$1,558,619	$53,925,012
Net Income (unaudited)	—	—	—	345,247	345,247
Balance at September 30, 2008 (unaudited)	14,000,000	$1,400	$52,364,993	$1,903,866	$54,270,259

See Notes to Condensed Consolidated Financial Statements

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30, 2008	Nine Months Ended September 30, 2007	Cumulative Period from June 2, 2006 (Inception) to September 30, 2008
Cash Flows from Operating Activities
Net Income	$345,247	$1,152,698	$1,903,866
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on investments held in trust	(1,599,644)	(2,145,295)	(4,609,989)
Deferred tax asset	(359,322)	(110,344)	(516,494)
Income taxes payable	—	68,337	—
Changes in operating assets and liabilities:
Increase in prepaid expenses and income taxes	(268,200)	(100,357)	(353,625)
Increase in accrued expenses	122,197	111,634	316,641
Increase in deferred interest income	178,006	—	232,006
Net Cash used in Operating Activities	(1,581,716)	(1,023,327)	(3,027,595)
Cash Flows From Investing Activities
Disbursements from trust	1,590,250	957,514	2,987,014
Investments held in Trust Account	—	(67,440,000)	(67,440,000)
Net Cash provided by (used in) Investing Activities	1,590,250	(66,482,486)	(64,452,986)
Cash Flows from Financing Activities
Proceeds from public offering	—	69,000,000	69,000,000
Proceeds from private placement of warrants	—	1,900,000	1,900,000
Proceeds from issuance of underwriting option	—	100	100
Proceeds from sale of stock	—	—	25,000
Proceeds from notes payable, Stockholders	—	—	75,000
Proceeds from advances from Stockholders	—	15,000	52,000
Payments of notes payable, Stockholders	—	(75,000)	(75,000)
Payments of advances from Stockholders	—	(49,699)	(64,699)
Payment of offering costs	—	(3,281,847)	(3,406,244)
Net Cash provided by Financing Activities	—	67,508,554	67,506,157
Net increase in Cash	8,534	2,741	25,576
Cash at beginning of period	17,042	615	—
Cash at end of period	$25,576	$3,356	$25,576
Supplemental disclosures of cash flow information:
Cash paid for income taxes	$851,156	$670,064	$1,872,920
Supplemental schedule of non-cash financing activities:
Accrual of public offering costs	$—	$8,012	$—
Accrual of deferred underwriting fees	$—	$2,070,000	$2,070,000

See Notes to Condensed Consolidated Financial Statements

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements at September 30, 2008 and for the periods ended September 30, 2008 and 2007 are unaudited. The condensed consolidated financial statements include the accounts of Geneva Acquisition Corporation and its wholly owned subsidiary, Geneva Acquisition Security Corporation (collectively referred to as the “Company”). All significant intercompany transactions and balances have been eliminated. In the opinion of management, all adjustments (consisting of normal accruals) have been made that are necessary to present fairly the financial position of the Company as of September 30, 2008 and the results of its operations and its cash flows for the three and nine months then ended, and for the period from June 2, 2006 (inception) through September 30, 2008. Operating results for the interim period presented are not necessarily indicative of the results to be expected for the full year.

The statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for interim financial information and with the instructions to Form 10-Q and Rule 8-03 of Regulation S-X. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted pursuant to such rules and regulations. The Company also follows Statement of Financial Accounting Standards No. 7, “Accounting and Reporting for Development Stage Enterprises” in preparing its financial statements. Audited financial statements as of and for the year ended December 31, 2007, prepared in accordance with U.S. GAAP, are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission. The December 31, 2007 balance sheet included in this report has been derived from the audited financial statements included in that annual report.

Statements of Cash Flows

For purposes of the statements of cash flows, we consider all highly liquid investments (i.e., investments which, when purchased, have original maturities of three months or less) to be cash or cash equivalents. As of September 30, 2008 and December 31, 2007, cash consists of funds held in a checking account.

Earnings (Loss) Per Common Share

Basic earnings per share is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share gives effect to dilutive options, warrants, and other potential common stock outstanding during the period. The effect of the 25,923,077 outstanding warrants issued in connection with the initial public offering described in Note 3 has not been considered in the diluted net income per share for the periods ended September 30, 2008 or 2007, since the warrants are contingently exercisable. The effect of the 700,000 units included in the underwriters’ purchase option, as described in Note 3, along with the warrants underlying such units (units represent 2.1 million shares of stock and stock equivalents), has not been considered in the diluted earnings per share calculation for the periods ended September 30, 2008 or 2007 since they are contingently exercisable and since the market price of the shares was less than the exercise price during the periods.

Transaction Costs

Statement of Financial Accounting Standards No. 141(R) Business Combinations (“SFAS 141R”), is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Pursuant to SFAS 141R, transaction costs incurred in connection with a business combination are expensed and not capitalized. The Company’s policy is to expense transaction costs incurred in connection with potential business combinations if it is probable the business combination will be consummated after December 31, 2008.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies  – (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In January 2007, the Company adopted FIN 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109, which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The adoption of FIN 48 did not have a material effect on the Company’s results of operations or financial condition. The Company was incorporated on June 2, 2006. Accordingly, the tax periods ended December 31, 2007 and December 31, 2006 are the only tax periods open for examination as of September 30, 2008.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

2. Organization and Business Operations

Geneva Acquisition Corporation was incorporated in Delaware on June 2, 2006 as a “blank check” company whose objective is to acquire or merge with an operating business. The Securities and Exchange Commission defines such a company as “a development stage company” as it either has no specific business plan or purpose, or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and has issued “penny stock,” as defined in Rule 3a51-1 under the Securities Exchange Act of 1934, as amended. Many states have enacted statutes, rules and regulations limiting the sale of securities of “blank check” companies in their respective jurisdictions. The Company is subject to the risks associated with development stage companies.

The Company’s Certificate of Incorporation provides that the Company will continue in existence only until 24 months from February 12, 2007, the date on which the registration statement for the Company’s initial public offering (the “Initial Public Offering”) (as described in Note 3) was declared effective (the “Effective Date”). If the Company has not completed a Business Combination by the Effective Date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account (as defined below) assets) may be less than the initial public offering price per share in the Initial Public Offering (assuming no value is attributed to the Warrants contained in the Units (each as defined below) sold in the Initial Public Offering discussed in Note 3). The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

On June 9, 2006, all of the officers and directors of the Company (“Initial Stockholders”) purchased an aggregate of 2,500,000 shares of common stock at $0.01 per share.

At September 30, 2008, the Company had not yet commenced any operations. All activity through September 30, 2008 relates to the Company’s formation, its initial public offering described below and thereafter, pursuing potential transactions with target businesses. The Company has selected December 31 as its fiscal year-end.

The Company consummated the Initial Public Offering on February 16, 2007, and simultaneously therewith, certain officers and directors and the Initial Stockholders purchased an aggregate of 2,923,077 warrants at $0.65 per warrant from the Company in a private placement (the “Private Placement”). The warrants sold

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2. Organization and Business Operations  – (continued)

in the Private Placement are identical to the warrants sold in the Initial Public Offering, except that if the Company calls the public warrants for redemption, the warrants sold in the Private Placement will be exercisable on a cashless basis so long as they are still held by the initial purchasers thereof. On March 8, 2007, the underwriters consummated the full exercise of the over-allotment option, resulting in the sale of an additional 1,500,000 units (see Note 3 below). The Company received net proceeds from the Private Placement and the Initial Public Offering, including the proceeds received upon the full exercise of the over-allotment option, of approximately $65,409,000 (see Note 3 below).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”), which may not constitute a business combination for accounting purposes. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Initial Public Offering, $67,440,000, including $2,070,000 of deferred underwriting discounts, was placed in a trust account (“Trust Account”) and is currently invested in government securities until the earlier of (i) the consummation of the first Business Combination or (ii) liquidation of the Company. As of September 30, 2008, $69,062,975 was held in the Trust Account, of which $2,070,000 was for deferred underwriting discount and $1,622,975 was accrued investment income. The Company is entitled to receive up to $1,600,000, plus amounts for corporate income and franchise taxes, from interest earned on the trust account (plus $50,000 received from the net proceeds of the Initial Public Offering) to finance operations prior to consummating a Business Combination. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Certain of the Company’s directors have severally agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that the directors will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account), along with interest earned on the Trust Account, may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Initial Public Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Initial Public Offering, including the Initial Stockholders, have agreed to vote their 2,500,000 founding shares of common stock, as well as any shares of common stock acquired in connection with or following the Public Offering, in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Initial Public Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares into cash in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account (subject to distributions for working capital and amounts paid or accrued for taxes) computed without regard to the 2,500,000 founding shares held by

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2. Organization and Business Operations  – (continued)

Initial Stockholders. Accordingly, a portion of the net proceeds from the Initial Public Offering (19.99% of the amount held in the Trust Account, excluding the deferred portion of the underwriters’ discount and commission) has been classified as common stock subject to possible conversion on the accompanying September 30, 2008 balance sheet. In addition, such Public Stockholders would also be entitled to a pro rata portion of the deferred portion of the underwriters’ discount and commission held in trust (see Note 3).

3. Initial Public Offering

On February 16, 2007, the Company sold 10,000,000 Units (“Units”) in the Initial Public Offering at a price of $6.00 per Unit. On March 8, 2007, the underwriters consummated the full exercise of the over-allotment option, resulting in the sale of an additional 1,500,000 Units. Each Unit consists of one share of the Company’s common stock, par value $0.0001 per share, and two redeemable common stock purchase warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination or one year from the Effective Date, subject to there being an effective and current registration statement relating to the shares issuable upon exercise of the warrants, and expiring four years from the Effective Date. The Company may redeem the Warrants at a price of $.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. The Company does not need to obtain the consent of Lazard Capital Markets LLC prior to calling the Warrants for redemption. In accordance with the warrant agreement relating to the Warrants sold and issued in the Initial Public Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

In connection with the Initial Public Offering, the Company paid the underwriters of the Initial Public Offering underwriting discounts and commissions of 7% of the gross proceeds of the Initial Public Offering, of which 3% of the gross proceeds will be held in the Trust Account and payable only upon the consummation of a Business Combination. If a Business Combination is approved and completed, Public Stockholders who voted against the combination and have exercised their conversion rights will be entitled to their pro rata share of the deferred underwriters’ discount and commission.

Simultaneously with the consummation of the Initial Public Offering, certain of the Initial Stockholders purchased 2,923,077 warrants (“Private Placement Warrants”) at a purchase price of $0.65 per warrant, in the Private Placement. The proceeds of $1,900,000 were placed in the Trust Account. The Private Placement Warrants are identical to the Warrants underlying the Units sold in the Initial Public Offering except that if the Company calls the Warrants for redemption, the Private Placement Warrants will be exercisable on a cashless basis so long as they are still held by the initial purchasers thereof. The purchasers have agreed that the Private Placement Warrants will not be sold or transferred by them, until 30 days after the completion of a Business Combination.

The Initial Stockholders and the holders of the Private Placement Warrants will be entitled to registration rights with respect to their securities pursuant to an agreement signed on the Effective Date of the Initial Public Offering. With respect to the shares issued prior to the completion of the Initial Public Offering, the holders of the majority of these shares are entitled to demand that the Company register these shares at any time commencing six months following the consummation of a Business Combination. With respect to the

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3. Initial Public Offering  – (continued)

Private Placement Warrants (and underlying shares), the holders of the majority of these securities are entitled to demand that the Company register these shares at any time commencing three months following the consummation of a Business Combination. In addition, such holders have certain “piggy-back” registration rights on registration statements filed subsequent to the Company’s consummation of a Business Combination.

In connection with the Initial Public Offering, the Company issued an option to Lazard Capital Markets LLC for $100, to purchase 700,000 Units. The Units that would be issued upon exercise of the Underwriters Purchase Option (“UPO”) are identical to those offered by the Initial Public Offering. This UPO is exercisable at $8.50 per Unit commencing the later of the completion of a Business Combination or one year from the Effective Date, subject to there being an effective and current registration statement relating to the UPO or the Warrants underlying such UPO issuable upon exercise of the option or an exemption from registration, and expiring five years from the Effective Date. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such UPO or Warrant shall not be entitled to exercise such UPO or Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the UPO and the Warrants may expire unexercised and unredeemed.

The sale of the UPO has been accounted for as an equity transaction. Accordingly, there was no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has determined, based upon a Black-Scholes model, that the fair value of the UPO on the date of sale would be approximately $1,491,000 using an expected life of five years, volatility of 45.2% and a risk-free interest rate of 4.88%.

At the time the UPO was issued, the Company had no trading history, as such it was not possible to value the UPO based on historical trades. In order to estimate the value of the UPO the Company considered the historic volatilities of publicly traded blank check companies that have completed business combinations. The average volatility of the representative companies was calculated to be 45.2%. Management believes that this volatility is a reasonable benchmark to use in estimating the value of the UPO. The actual volatility of the Units will depend on many factors that cannot be ascertained at this time.

4. Advances from Stockholders

The Company has received $52,000 in advances from certain of its Initial Stockholders that bear no interest and were to be repaid no later than the consummation of the Initial Public Offering. On February 16, 2007, the Company repaid $49,699 of these advances, leaving a balance of $2,301 as of September 30, 2008.

5. Commitments and Related Party Transactions

The Company presently occupies office space provided by an affiliate of several of the Initial Stockholders. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $4,500 per month for such services commencing on the Effective Date of the Initial Public Offering. The statement of operations includes $40,500 of such expense for the nine months ended September 30, 2008.

The Initial Stockholders have entered into letter agreements that waive their right to receive distributions with respect to their 2,500,000 founding shares upon the Company’s liquidation.

6. Preferred Stock

Geneva Acquisition Corporation is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

GENEVA ACQUISITION CORPORATION AND SUBSIDIARY
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

7. Reserved Common Stock

At September 30, 2008, 28,023,077 shares of common stock were reserved for issuance upon exercise of redeemable warrants and the UPO.

8. Trust Account

For tax planning purposes, Geneva Acquisition Corporation assigned its rights to the cash in the Trust Account to Geneva Acquisition Security Corporation, a wholly-owned Massachusetts subsidiary qualifying as a “security corporation” entitled to a reduced state corporate tax rate. The Company is permitted to withdraw from the Trust Account $1.6 million for working capital and additional amounts for income and franchise tax obligations.

Investments held in trust consist of investments in money market funds that invest in U.S. government obligations. Reconciliation of investments held in trust is as follows:

	Nine Months Ended September 30, 2008	June 2, 2006 (Inception) to September 30, 2008
Investments held in trust – beginning of period	$69,053,581	$—
Contribution to trust (including deferred underwriter commission)	—	67,440,000
Interest income received	1,599,644	4,609,989
Withdrawals to fund operations	(739,094)	(1,114,094)
Withdrawals to pay taxes	(851,156)	(1,872,920)
Total investments held in trust at September 30, 2008	$69,062,975	$69,062,975

ANNEX A (SPAs)

SHARE PURCHASE AGREEMENT

AMONG

DELTA ENTERPRISES LIMITED

AND

THE PROMOTERS

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made as on this  day of November 2008 BETWEEN:

DELTA ENTERPRISES LIMITED, a company organized under the laws of Mauritiusand having its office address at Halifax Management Limited, 5TH Floor, C & R Court, 49 Labourdonnais Street, Port Louis, Mauritius (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors, Affiliates and assigns) of the FIRST PART;

AND

THE PERSONS whose names and addresses are set out in Schedule 1 hereto (hereinafter referred to as “Promoters”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include their heirs, legal representatives, executors and administrators) of the SECOND PART.

WHEREAS:

A.	The Company (defined below) is inter alia engaged in the business of manufacturing sponge iron, billets, and joist (the “Business”);
B.	The Company has, at the date of execution of this Agreement, an authorized share capital of INR 220,000,000/- consisting of 22,000,000 equity shares of par value INR 10/- each. As of date hereof 21,402,750 Equity Shares (defined below) have been issued and are held by the Persons (defined below) in the number and proportion as set out in Schedule 2;
C.	The Investor wishes to acquire the Sale Shares (defined below), the Remainder Sale Shares (defined below) and the Minority Shareholder Shares (defined below) from the Promoters; and
D.	The Parties hereto wish to record in the manner herein mentioned the terms and conditions on which the Investor shall acquire and the Promoters shall sell the Sale Shares and the Remainder Sale Shares and the Minority Shareholder Shares to the Investor.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	Definitions and Interpretation
1.1	Definitions
In this Agreement, except to the extent that the context requires otherwise the following terms shall have the meanings set forth below, such meanings to be applicable to both the singular and the plural forms of such terms:
(a) ‘Act or Companies Act’ shall mean the Indian Companies Act, 1956 and any amendment thereto or any other succeeding enactment for the time being in force.

(b)

‘Affiliate’ means when used in respect of a specified legal person, each legal person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the person specified. In this definition “control” (and its derivatives) means both (i) holding beneficially more than fifty per cent (50%) of equity interests and (ii) the ability to cast more than fifty (50%) per cent of the voting rights attaching to voting securities or (iii) power to direct the management or policies of such entity by contract or otherwise.

(c)

‘Agreement’ shall mean this Share Purchase Agreement, as from time to time amended, supplemented or replaced or otherwise modified and any document which amends, supplements, replaces or otherwise modifies this Agreement, together with the recitals and all the Annexes, Appendices and Schedules attached hereto.

(d)

“Applicable Law” shall mean all applicable laws, statutes, ordinances, regulations, rules, orders, bye laws, administrative interpretation, writ, injunction, directive, protocols, codes, policies, notices, directions, judgment or decree or other instrument or other requirements of any Governmental Authority.

(e) ‘Audited Accounts’ means, the Company’s audited accounts for the financial year ended March 31, 2008.
(f) ‘Board’ means the board of directors of the Company.

(g)

‘Claim’ includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

(h) ‘Company or GHIL’ means Global Hi-Tech Industries Limited, a company incorporated under laws of India having its registered office at 33, Atlanta Building, Nariman Point, Mumbai – 400 021.
(i) ‘Completion’ means completion of the events specified in this Agreement below and the Investor being registered as a member in respect of the Sale Shares in the register of members of Company.
(j) ‘Completion Date’ means date mentioned in this Agreement.
(k) ‘Conditions Precedent’ means the conditions precedent mentioned in this Agreement.
(l) ‘Depository Participant’ shall mean a ‘participant’ defined under the Depositories Act, 1996 in which the Investor and the Promoters maintain their de-mat accounts.

(m)

‘Derivative Securities’ means any subscriptions, options, debentures, bonds, conversion rights, warrants, or similar agreements, Securities or commitments of any kind obligating the Company to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold (i) any shares in the share capital or any derivative securities of the Company; (ii) any securities convertible into or exchangeable for any shares in the share capital of the Company; (iii) any obligations measured by the price or value of the shares in the share capital of the Company; or (iv) any rights to participate in the equity or income of the Company or to participate in or direct the election of any directors or officers of the Company.

(n)

‘Encumbrances’ means any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale, contract, title, retention contract, or other contract to give or to refrain from giving any of the foregoing. All variations of the term “Encumbrances” shall be construed accordingly.

(o) ‘Escrow Agent’ means an independent mutually agreeable escrow agent.
(p) ‘Escrow Agreement’ means an agreement proposed to be entered into between the Parties and the escrow agent in the form and content acceptable to the Investor

(q)

“Governmental Authority” shall mean any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, federal, state, or local.

(r) ‘Indian GAAP’ means Indian Generally Accepted Accounting Principles.
(s) ‘INR’ means the lawful currency of India.

(t)

‘Indebtedness’ means all payment obligations including obligations under capitalized leases of the Company, to any bank, insurance company, finance company or other institutional lender including without limitation for money borrowed. Provided however that indebtedness shall not include trade payables and accruals in accordance with the Company’s past practices.

(u)

‘Intellectual Property’ means all forms of intellectual property rights subsisting under any law or equity and all analogous rights subsisting under the laws of all jurisdictions and shall include any product or process of the human intellect whether registrable as patents, trade marks, copyrights, designs or otherwise such as an invention, or derivative works of the same expression or literary creation, unique name, trade secret, business method, database, industrial process, computer program, source code, process, presentation, etc.

(v)

‘Liabilities’ means any and all contingent, current, deferred or long-term liabilities, obligations, payables, forms of taxation whether of India or elsewhere in the world, past, present and deferred (including, without limitation, income tax, stamp duty, customs and other import or export duties) and all other statutory or governmental impositions, duties and levies and all penalties, charges, costs and interest relating to any Claim.

(w) ‘Memorandum’ means the Memorandum of Association of the Company.
(x) ‘Minority Shareholders’ mean Shareholders other than the Promoters. The present list of minority shareholders is provided in Schedule 1A.
(y) ‘Minority Shareholder Shares’ means all the Securities listed in Schedule 1A held by the Minority Shareholders from the date of this Agreement.
(z) ‘Option Price’ is a per share price based on $11,700,000 for 100% of the shares of the Company
(aa) ‘Party’ means the Investor or the Promoters referred to individually and ‘Parties’ shall mean the Investor and the Promoters referred to collectively.

(bb)

‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a joint stock company or other entity or organization, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

(cc) ‘Remainder Sale Shares’ means3,365,000 Shares, held by the Promoters, free from Encumbrances, as specified in Annexure IA of the total issued and paid up share capital of the Company.
(dd) ‘Representations and Warranties’ mean the representations and warranties given by the Promoters in this Agreement, in particular Clause 5 hereto.

(ee)

‘Sale Shares’ mean 11,037,500 Shares, held by the Promoters, free from Encumbrances, as specified in Annexure I hereto representing approximately 51.6% of the total issued and paid up share capital of the Company on Completion.

(ff) ‘Sale Share Consideration’ means an aggregate consideration of $6,033,746 (US Dollars Six Millions Thirty Seven Thousand Two Hundred Only).

(gg)

‘Securities’ means, with respect to any Person, such Person’s equity capital, registered capital, joint venture or other ownership interests (including, without limitation, in the case of the Company, shares) or any options, warrants, loans or other securities that are directly or indirectly convertible into, at or exercisable or exchangeable for, at the sole option of such Person, such equity capital, registered capital, joint venture or other ownership interests.

(hh) ‘Shares’ or “Equity Shares” mean the equity shares of Company of par value of INR 10/- each.
(ii) ‘Shareholder’ or ‘Shareholders’ mean any Person who holds any Shares.

(jj)

‘Tax’ or collectively ‘Taxes’ mean (i) any and all taxes imposed by any governmental body, assessments and other governmental charges, duties, impositions and liabilities, including sales tax, excise duties, custom duties, service tax, wealth tax, dividend tax, value added tax, other taxes based upon or measured by gross receipts, income, profits, use and occupation, ad valorem, transfer, franchise, withholding, payroll, employment and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being or ceasing to be a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any liability for taxes of a predecessor entity or a transferor.

(kk)

‘Transaction Documents’ mean any and all deeds, documents or letters executed or proposed to be executed between the Parties to achieve including this Agreement completion of the transactions contemplated in this Agreement (including acquisition by the Investor of the Remainder Sale Shares and the Minority Shareholder Shares).

(ll) ‘US GAAP’ means United States Generally Accepted Accounting Principles.
(mm) ‘Warrantors’ mean the Promoters and ‘Warrantor’ means any one of the Promoters..
1.2	Interpretation
1.2.1	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.
1.2.2	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:
(a) Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;
(b) All statutory instruments or orders made pursuant to a statutory provision; and
(c) any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.
1.2.3	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.
1.2.4	Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.
1.2.5	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.
1.2.6	Reference to days, months and years are to Gregorian days, months and calendar years respectively.
1.2.7	Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.
1.2.8	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.
1.2.9	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.
1.2.10	Reference to “Investor”, unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor.
1.5.11	The words “include” and “including” shall be construed without limitation.

1.5.12	The rule of construction, if any, that a contract should be interpreted against the Party responsible for the drafting and preparation thereof, shall not apply to this Agreement.

Intent of the Parties

(a)	This transaction is for sale and purchase of 100% Equity Shares of GHIL, a company registered under the Indian Companies Act, 1956 having its registered office at 33, Atlanta Building, Nariman Point, Mumbai – 400 021.
(b)	At the time of completion of the first phase of transaction in accordance with the terms of this Agreement, Promoters shall sell and shall cause the Company to agree and confirm the transfer of the Sale Shares (i.e.51.6% Equity Shares) as per the list annexed as Schedule 1A hereto. For such transfer the Investor shall pay to the Promoters Sale Shares Consideration. Simultaneously, on completion of the first phase, the Promoters shall deposit documents relating to the Remainder Sale Shares with the Escrow Agent. The Investor shall further be entitled to purchase the Minority Shareholders Shares in the manner contemplated in this Agreement.
2.	Sale on Completion Date
2.1	Subject to the terms of this Agreement, and relying on the Representations and Warranties given by the Warrantors and the indemnities given by the Promoters, on the Completion Date, the Promoters have agreed to sell, transfer and convey the Sale Shares to the Investor and the Investor has agreed to purchase, acquire and accept the Sale Shares (together with all benefits and rights attaching thereto), free of all Encumbrances from the Promoters, for the Sale Share Consideration.
2.2	The Promoters shall be responsible for all taxes, levies and dues, including without limitation, income tax assessed, if any, paid or payable in connection with the sale, transfer or conveyance of Sale Shares.
3.	Conditions Precedent
3.1	The Parties agree that the obligation of the Investor to acquire the Sale Shares in the manner provided herein, is conditional upon (i) fulfillment of the conditions specified under Clause 4.8; and (ii) the fulfillment of the following conditions to the satisfaction of the Investor, unless specifically waived in writing by the Investor; and (iii) only if all the Representations and Warranties continue to be true and correct on the Completion Date:
3.1.1	The Sale Shares and the Remainder Sale Shares of the Company, requested in the name of the Investor, being in dematerialized form and shall be governed by the terms of the Escrow Agreement which will be entered into at least 10 days prior to closing.
3.1.2	The Promoters opening a de-mat account with the Depository Participant.
3.1.3	Completion of a business, financial, accounting, tax, technical, legal and regulatory due diligence on the Company by the Investor and resolution of all issues arising therefrom to the satisfaction of the Investor on or before December 31, 2008.
3.1.4	Each Promoter signing a consent letter, in the form and content as specified in Part A of Annexure II, consenting to the transfer of the Sale Shares held by such Promoter to the Investor and the price at which each such Shares are proposed to be transferred to the Investor.
3.1.5	The Promoters providing to the Investor the shareholding pattern of Company (indicating the category wise equity participation of residents and non residents) after the proposed acquisition of the Sale Shares by the Investor; and (ii) a certificate from a Chartered Accountant indicating the ‘fair value’ of the Shares calculated in accordance with the Guidelines for Valuation of Shares and Fixation of Premia (‘Pricing Guidelines’).
3.1.6	The Promoters providing undated original letters from the Promoters and Prakash Rajgarhia and officers of the Company effective as of Completion Date, in the form satisfactory to the Investor inter alia stating that the Promoters/existing Managing director of the Company do not have any pending claim against the Company and that there is no remuneration, fees, social security benefits and/or other monies due and payable by the Company to such Promoters/existing directors, except for the unsecured loans to the directors.

3.1.7	Each of the Promoters shall place with the Escrow Agent (i) the duly signed irrevocable delivery instruction slip for the shares held by them in demat form representing the Remainder Sale Shares; and (ii) undated consent letters in the form attached as Part A of Annexure II with respect to the Remainder Sale Shares.
3.1.8	There shall not have been any change, effect or circumstance from the date hereof to the Completion Date, which has or may reasonably be expected to have an adverse effect on the Company, the Company’s prospects, profits, profitability, financial position, financial condition, operations, businesses, assets and/or the Business.
3.1.9	Each Promoter providing details of the bank account of the Promoters maintained with the Authorised Dealer to the Investor for the purpose of receiving the Sale Share Consideration.
3.1.10	The Parties obtaining all statutory consents and approvals required or desirable under any and all Applicable Laws and regulations to give effect to the transactions contemplated herein and under the Transaction Documents having been obtained and remaining in full force and effect.
3.1.11	Each Promoter delivering to the Investor a no-objection certificate in the form contained in Schedule 4.
3.1.12	Investor receiving from the Promoters and the Company three year financial statements of the Company for the period ended March 31, 2008, March 31, 2007 and March 31, 2006 converted into US GAAP and audited by a Public Company Accounting Oversight Board (www.pcaob.com) and unaudited US GAAP financial statements for the period commencing April 1, 2008 and ending September 30, 2008 or as of such later period, which shall not be earlier than 7 days prior to the Completion Date, along with unaudited six month comparison ending September 30, 2008 with September 30, 2007.
3.1.13	The Promoters issuing an undertaking for filing of annual return and annual accounts for the financial year ending on the March 31, 2008.
3.1.14	The Company updating and maintaining all statutory registers required under the Companies Act.
3.1.15	The existing directors of the Company filing with the Company, the disclosure of their membership and directorship in other Indian companies or partnerships firms (for the financial year 2008 – 09), as required under section 299 of the Companies Act.
3.1.16	All monies required to be contributed towards any provident fund for the employees of the Company must be deposited in a separate bank account designated for this purpose.
3.1.17	The Promoters providing details of all bank accounts maintained the Company.
3.1.18	The Promoters providing a no objection letter issued by Narayan Prasad Tekriwal with respect to the occupation of the premises located at 33, Atlanta, 3rd Floor, 205, Nariman Point, Mumbai, Maharashtra, India – 400021 as the registered office of the Company till Completion Date. Also, the Company must enter into a 1-year lease with renewal options for this premises with Narayan Prasad Tekriwal on terms that are acceptable to the Investor.
3.1.19	The Promoters will give notice to the State Bank of India, Bank of Maharashtra, Canara Bank, State Bank of Patiala, Union Bank of India and UCO Bank for effecting substantial changes in the capital structure and management of the Company pursuant to the Completion, as required under the terms of the term loan agreement dated March 31, 2006, the working capital facility agreement dated 15 October, 2007 and the sanction letters issued by the respective banks granting credit facilities to the Company.
3.1.20	The Promoters providing copies of the latest valid ‘consents to operate’ obtained from the Gujarat Pollution Control Board under the Water (Prevention and Control of Pollution) Act, 1981, Air (Prevention and Control of Pollution) Act, 1981 and Hazardous Waste (Management & Handling) Rules, 1989, wherever applicable.

3.1.21	The Promoters intimating the concerned authorities regarding the changes in the particulars as set out under the Importer Exporter Code Certificate (“IEC Certificate”) dated 19 November, 2004.
3.1.22	The Promoters notifying the Excise Department about the present structure of the Board and shareholders.
3.1.23	The Promoters executing formal agreements on the terms satisfactory to the Investor with the lenders who have provided unsecured loans to the Company, setting out the terms and conditions on which such loans have been granted.
3.1.24	The Investor executing management agreements in the form satisfactory to the Investor with the Promoters on the management of the day to day affairs of the Company.
3.1.25	The Promoters entering into a binding agreement with the Minority Shareholders for sale of all Minority Shareholders Shares to the Promoters or their assignee pursuant to which Agreement inter alia the Minority Shareholders shall release the Company of any and all claims and state that there is no remuneration, fees, social security benefits and/or other monies due and payable by the Company to such Minority Shareholders and give requisite warranties on the title to the Shares held by them.
3.1.26	The Promoters and the Investor entering into a binding agreement for sale by the Promoters to the Investor of Minority Shareholders Shares transferred to the Promoters pursuant to the agreement referred to in Clause 3.1.25 above, for the Option Price for each Minority Shareholders Share and on such other terms and conditions as may be decided by the Investor.
3.2	The Promoters undertake to use all commercially reasonable efforts to ensure that all the Conditions Precedent are satisfied as soon as possible but no later than December 31, 2008, unless otherwise agreed to in writing by the Investor.
3.3	The Promoters shall cause the Company to co-operate and provide all information and reasonable assistance to the Investor and/or its advisors and authorised representatives to enable them to verify the records/documents of the Company.
3.4	Narayan Prasad Tekriwal will provide a letter to the Investor or an Affiliate of the Investor, satisfactory to the Investor, stating that he will devote substantially all of his professional time to his duties in relation to the Company.
4.	Completion
4.1	The Promoters shall notify the Investor or an authorized nominee of the Investor of the fulfillment of the Conditions Precedent in writing and provide to the Investor/ or a nominee of the Investor all the requisite documents evidencing fulfillment of such Conditions Precedent applicable to the Promoters and/or the Company. The Investor or its nominee through its advisors/counsel shall then satisfy itself as to the fulfillment of the Conditions Precedent. The Investor or the authorized nominee of the Investor shall notify the Promoters and the Company within 7 days from the date of receipt of all the documents/information from the Promoters of its satisfaction or dissatisfaction with the same or of waiving the fulfillment of any of the Conditions Precedent applicable to the Promoters and/or Company.
4.2	In case the Investor or an authorized nominee of the Investor, as the case may be, notifies the Promoters or the Company of its dissatisfaction under Clause 4.1 above, the Promoters shall fulfill the unfulfilled Conditions Precedent within 2 days of receipt of such notice and shall provide to the Investor, all requisite documents evidencing fulfillment of that Condition Precedent. Subject to Clause 18.3 the procedure referred to in Clause 4.1 above shall be followed thereafter until the fulfillment of all Conditions Precedent applicable to the Promoters and/or Company, to the satisfaction of the Investor or the authorized nominee of the Investor.
4.3	Upon fulfillment of all the Conditions Precedent, which shall be no later than December 31, 2008 or such other later date as is agreed by the Investor, (“Long Stop Date”) to the satisfaction of the Investor or an authorized nominee of the Investor or if specifically waived in writing by the Investor or an authorized nominee of the Investor, the Parties shall proceed to complete the sale of Sale Shares to the

Investor (‘Completion’) in the manner provided in this Clause. Such Completion shall take place on a date set by the Investor or an authorized nominee of the Investor (the ‘Completion Date’).In the event that this Agreement and/or any of the Conditions Precedent have not been satisfied (or specifically waived in writing by the Investor or an authorized nominee of the Investor, in its sole and absolute discretion) on or before the Long Stop Date, this Agreement shall terminate on the Long Stop Date in accordance with clause 18.4 subject to the provisions in clause 18.6.
4.4	The Completion shall take place on or before February 12, 2009.
4.5	Upon the Promoters providing evidence to the Investor, that the Sale Shares haves been transferred to the name of the Investor and placed in escrow, the form of the agreement relating to which escrow will be mutually agreed to by the Investor and the Promoters, a third party will initiate a wire transfer of an amount equivalent to the Sale Share Consideration in favour of the immediate holding company of the Investor. The escrow agreement will provide that, in the event that the Promoters do not receive the Sale Share Consideration within three business days of transferring the Sale Share into the name of the Investor, the escrow agent will be instructed to return the Sale Shares to the Promoters. On the same date that the Sale Share Consideration is put into the name of the Investor, the Promoters shall provide written confirmation that:

•

no change, effect or circumstance has occurred, which has or may reasonably be expected to have an adverse effect on the Company, the Company’s prospects, profits, profitability, financial position, financial condition, operations, businesses, assets and/or the operations, businesses and/or the Business;

•

the Representations and Warranties are true, accurate and complete and that it is not aware of any matter or thing which is in breach of or inconsistent with any of the Representations and Warranties; and

• The Indebtedness of the Company does not exceed INR 127,00,00,000/- (One Hundred and Twenty Seven Crores Only).
All payments to be made by Investor to the Promoters shall be subject to such withholdings/deductions of tax as may be required under the Applicable Laws.
Notwithstanding the above, prior to the Investor remitting the Sale Share Consideration to the Promoters, the Investor and/or any other person nominated by Investor, shall also have a right to review the books and accounts of the Company to verify to the satisfaction of the Investor, that no event has occurred which has or may have a material adverse effect on the Business, operations, financial condition or prospects of the Business. In the event, the Investor is not satisfied with the results of its review, the Investor shall have the right to terminate this Agreement.
Thereafter, the Investor shall file Form FC-TRS, in quadruplicate with the Authorized Dealer along with the following documents:
4.5.1 All documents received by the Investor from the Promoters under Clauses 3.1.4 and 3.1.5 above;
4.5.2 Consent letter of the Investor agreeing to purchase the Sale Shares and indicating the Sale Shares Consideration to be paid by the Investor for such purpose; and

4.5.3

An undertaking specifying that (i) the Investor is eligible to acquire the Sale Shares under the Foreign Direct Investment Policy of the Government of India from Indian resident shareholders; (ii) such acquisition is within the existing sectoral caps specified thereunder; and (iii) the price per Share is in compliance with the Pricing Guidelines.

4.6	The Parties to this Agreement agree to take all measures that may be required to ensure to the extent possible, that all the events contemplated in Clause 4 above on the Completion Date are completed on the same day.

4.7	Notwithstanding the provisions of Clause 4.6 hereto, all proceedings to be taken and all documents to be executed and delivered by the Parties at Completion shall be deemed to have been taken and executed simultaneously to the extent possible and no proceedings shall be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.
4.8	The Promoters hereby agree and acknowledge that the obligation of the Investor to purchase the Sale Shares and perform any other obligation under this Agreement is conditional upon relevant resolutions being passed at a duly constituted meeting of the board of directors and the shareholders of Investor and/or any of its Affiliates, as may be required and/or any other approvals which may be required by the Investor or any of its Affiliates.
4.9	The Promoters hereby agree and undertake that they shall use the Sale Share Consideration received from the Investor first for the purposes of purchasing the Minority Shareholders Shares from the Minority Shareholders.

Conditions Subsequent

4.10	The Promoters hereby agree and undertake that they shall fulfill and/or cause the fulfillment of the following conditions to the satisfaction of the Investor no later than March 31, 2010.
4.11.1	The Promoters acquiring the Minority Shareholders Shares from the Minority Shareholders, converting them into demat form and placing irrevocable depository instruction slip relating to such Minority Shareholders Shares with the Escrow Agent.
4.11.2	The Minority Shareholders withdrawing the petition filed by the Minority Shareholders on January, 16, 2008 (“Petition”) unconditionally.
4.11.3	The Promoters resolving their dispute in respect of the Remainder Sale Shares listed in Annexure IA with the Minority Shareholders and providing necessary documents in this regard to the Investor.
4.11.4	Execution of employment agreements with senior level employees comprising inter alia terms and conditions pertaining to non-compete and non-solicitation.
4.11.5	As and when permitted by the Company Law Board, to immediately convene a meeting of the Board, wherein the Board shall pass the necessary resolutions approving the appointment of the directors nominated by the Investor, as specified by the Investor, such that the Investor has the majority of directors on the Board.
4.11.6	The Company obtaining a mining license from the applicable Government Authority for the purposes of conducting mining operations in the state of Madhya Pradesh, India.
4.11.7	The Securities of the Company that are recorded in the Company’s books to have been transferred from 13 March, 2008 till the date of this Agreement, be duly transferred as per the provisions of the Companies Act to the purchasers recorded for such transfers before the Completion Date.
4.11.8	The Company returning INR 59,500,000 received as share application money from Raipur Engineering Services, Geeta Associates, Maruti Enterprises and Industrial Traders.
4.11.9	The Company appointing a full time company secretary for the Company.
4.11.10	The Company holding the annual general meeting (“AGM”) of the Company for the financial year ended on March 31, 2008 before the Completion Date but after obtaining the requisite approval from the CLB and filing of a compounding petition with the RoC under section 621A of the Companies Act for compounding the breach by the Company for delay in holding the AGM in the prescribed time.
4.11.11	A correct audit report be issued by the statutory auditors of the Company which shall be duly approved by the Board of Directors in a validly convened board meeting and thereafter be adopted by the shareholders in a validly convened AGM.

4.11.12	The Company delivering to the Investor a no-objection certificate in the form contained in Schedule 4A;
4.11.13	The Company providing the original and undated resignation letters of Mr. Gopal Krishna Agarwal and Mr. Deepak Kumar Agarwal to be effective from the date on which the Company Law Board permits the Company to conduct regular board meetings in accordance with the provisions of the Act inter alia stating that the directors do not have any pending claim against the Company and that there is no remuneration, fees, social security benefits and/or other monies due and payable by the Company to such directors.
4.11	The Investor and the Promoters hereby agree that they shall make all commercially reasonable efforts to cause the Promoters to obtain the release of the personal guarantee furnished by the Minority Shareholders to banks and financial institutions in relation to the Business and the Promoters hereby agree and undertake to take on such personal guarantee obligations from the Minority Shareholders, if so required by the banks.
4.12	The Promoters hereby agree and acknowledge that, on and from the date of execution of this Agreement, the Promoters shall, and shall cause the Company to, ensure that any Indebtedness incurred by the Company is only for working capital requirements and no long term Indebtedness shall be incurred by the Company, without prior written consent of the Investor.
5.	Representations and Warranties
5.1	True and Accurate: The Warrantors represent, warrant and undertake to the Investor, that each of the statements set out in this Clause and Schedule 3 hereof, as applicable to the Warrantors, is now and will be true and accurate at the Completion Date. The Warrantors acknowledge that the Investor, in entering into this Agreement, is relying on such representations, warranties and undertakings and shall be entitled to treat the same as conditions of the Agreement.
5.2	Investor Representation: The Investor hereby represents and warrants that it has the corporate power and authority to execute, deliver and perform this Agreement and the Transaction Documents and the transactions contemplated herein. The execution, delivery and performance by Investor of the Transaction Documents have been duly authorized and approved by its board of directors.
5.3	Separate and Independent: Each of the Representations and Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Representations and Warranty or any other term of this Agreement, which is not expressly referenced to the Representations and Warranty concerned.
5.4	Knowledge: If any Representation or Warranty is qualified by knowledge, then it means that the Representation or Warranty has been made to the best knowledge of the Warrantors, after the Warrantors have made and caused to be made such due and proper inquiries as may be required in respect of the relevant matter to obtain informed knowledge.
5.5	Undertaking: None of the Warrantors shall do, allow or procure any act or omission before the Completion Date which would respectively constitute a breach of any of the Representations and Warranties if they were given at the Completion Date, or which would make any of the Representations and Warranties inaccurate or misleading if they were so given.
5.6	Notification of Breach: Each of the Warrantors hereby agree to disclose promptly to the Investor in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement which:
5.6.1 would render any of the Representations and Warranties to be inaccurate; or
5.6.2 has, or is likely to have, an adverse effect on the financial position, prospects, profits, profitability, financial condition, operations, businesses, assets and/or the Business of the Company.

5.7	Survival: The Representations and Warranties provided in this Agreement shall survive the Completion Date. The Investor has carried out satisfactory legal as well as financial due diligence of all the warranties and representations made by the Promoters through their authorised representative company before execution of this Agreement.
5.8	The Promoters hereby agree and acknowledge that the Investor has agreed to purchase the Sale Shares and subject to Clause 8 the Remainder Sale Shares inter alia relying upon the Representations and Warranties.
5.9	Notwithstanding any right of the Investor to fully investigate the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by the Investor pursuant to such investigation or right of investigation, the Investor is relying fully upon the representations, warranties, covenants and agreements of the Company and the Promoters contained in this Agreement for the purposes of acquiring the Sale Shares and the Remainder Sale Shares.
6.	Indemnity
6.1	Without prejudice to any other right available to the Investor in law or under equity, the Promoters shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents, or, if so desired by the Investor, the Promoters shall indemnify the Company, from and against any and all liabilities, damages, demands, Claims (including third party Claims), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) directly or indirectly based upon, arising out of, or in relation to or otherwise in respect of:

i.

any inaccuracy in or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement or any document or other papers delivered by any of them to the Investor in connection with or pursuant to this Agreement;

ii. any liability arising out of non compliance of any obligation undertaken by the Promoters;

iii.

any liabilities and obligations of whatever nature relating to any litigation, Claim or governmental investigation pending or relating to the Company or operations of the Promoters on or prior to the Completion Date;

iv. any liability due to any non-compliance of any Applicable Law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date.
v. Any Losses arising due to any of the matters specified under Annexure IV.
6.2	Any compensation or indemnity as referred to in Clause 6.1 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which Investor is to be indemnified, had been correct.
7.	Access to Books and Records
7.1	The Investor and their designated officers, Affiliates, employees, accountants and attorneys shall have the right, at any time and from time to time during normal business hours and upon notice which may be of at least 3 (three) days, to carry out inspection of documents, records, premises and all other properties of the Company at their own cost as long as they hold any Shares in the Company.
7.2	The Investor and their designated officers, Affiliates employees, accountants and attorneys shall have the right to consult with the officers, employees, accountants and attorneys of the Company for the purpose of affording the Investor full opportunity to make such investigation as it may desire and to collect such information, data, documents, evidence as may be required for the purpose of and in the course of such inspection in connection therewith. Such investigations and/or audit, however, shall not affect the Representations and Warranties made by the Promoters or the Company.

8. Purchase of the Minority Shareholders Shares and Remainder Sale Shares

8.1	Subject to the purchase of the Minority Shareholders Shares by the Promoters and the Minority Shareholders unconditionally withdrawing the Petition, the Promoters shall sell and, the Investor shall, subject to Clause 8.2 below, be obliged to acquire the Minority Shareholders Shares and the Remainder Sale Shares at the Option Price for each such Share, within 180 days of the receipt of a communication in this regard by the Promoters.
8.2	The obligation of the Investor to purchase the Minority Shareholders Shares and/or the Remainder Sale Shares shall be conditional upon the Investor and/or any of its Affiliates, as applicable:
a. Obtaining an approval from the competent authorities to purchase such Minority Shareholders Shares and the Remainder Sale Shares from the Promoters; and
b. Obtaining the approval of the board of directors of the Investor or any of its Affiliates, as applicable for such purchase.
8.3	In the event of the Promoters not succeeding in acquiring the Minority Shareholders Shares, the Investor shall have right but not an obligation to purchase the Remainder Sale Shares in accordance with Clause 8.4 below, within 180 days of the receipt of such communication from the Promoters of their inability to acquire the Minority Shareholders Shares at the Option Price.
8.4	In the event the Investor obtains the requisite approvals to purchase the Minority Shareholders Shares and the Remainder Sale Shares, or the Investor intends to purchase the Remainder Sale Shares in accordance with Clause 8.3 above, the following procedure would be followed:
a. The Investor shall provide a written notice to the Promoters of the purchase of the Minority Shareholders Shares and the Remainder Sale Shares, or the Remainder Sale Shares, as the case may be.

b.

Immediately upon receipt of notice, the Promoters shall provide representations on the title to the Minority Shareholders Shares and the Remainder Sale Shares or the Remainder Sale Shares, as the case may be, substantially in the form set out in Part CC of Schedule 3 attached hereto.

8.5	Upon the Investor providing evidence to the Promoters and the Escrow Agent that a wire transfer of an amount equivalent to the Option Price per Share for the Minority Shareholders Shares and the Remainder Sale Shares or the Remainder Sale Shares, as the case may be, has been initiated in favour of the individual Promoters who hold such Shares, the Parties shall cause the Escrow Agent to immediately but not later than 3 hours of receipt of such intimation, issue necessary instructions to the Depository Participant directing such Depository Participant to (i) transfer the Minority Shareholders Shares and the Remainder Sale Shares or the Remainder Sale Shares, as the case may be, to the demat account held by the Investor in its name and maintained with the Depository Participant; and (ii) pass requisite entries in the records of the Depository Participant indicating such transfer.
8.6	All payments to be made by Investor to the Promoters shall be subject to such withholdings/deductions of tax as may be required under the Applicable Laws.
8.7	The Promoters hereby agree and undertake not to transfer or create any Encumbrance on the Remainder Sale Shares. The Promoters further agree and undertake that the Minority Shareholders Shares shall be transferred without any Encumbrance to the Investor.
9.	Interim Management and Access
9.1	During the period beginning from the execution of this Agreement and continuing until the Completion Date, the Promoters shall cause the Company to carry on its Business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay its debts and Taxes when due, to pay or perform other obligations when due, and, to the extent consistent with such businesses, to use its best efforts consistent with past practice and policies to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with them, all with the goal of preserving their goodwill and ongoing businesses at the Completion Date.
9.2	The Promoters shall cause the Company to provide the Investor and its officers, nominees, agents, advisors, consultants and other representatives reasonable access to (i) all of the properties, books, contracts, commitments and records of the Company, (ii) all other information concerning the Business, properties and personnel (subject to restrictions imposed by Applicable Law) of the Company as the Investor or its authorized nominee may request, and (iii) all employees of the Company. The Promoters shall cause the Company to provide such information within 5 days of making a request for the same.
9.3	During the period beginning from the execution of this Agreement and continuing until the Completion Date the Company and/or the Promoters (including their respective Affiliates, relatives, representatives and/or advisors) shall not, without the prior written consent of the Investor or a nominee of the Investor:

(i)

solicit, encourage, entertain, initiate or participate in any inquiry, negotiations or discussions or disclose any information pertaining to the Company or enter into any agreement with respect to any offer or proposal to, acquire or merge or restructure (including through business transfer, asset transfer, amalgamation, demerger, hiving off or in any other manner whatsoever) or dispose of, alienate or Encumber any assets or business of the Company or parts thereof (an ‘Acquisition Proposal’);

(ii) assist or cooperate with any Person to make any Acquisition Proposal; or
(iii) solicit, negotiate or enter into any agreement with any Person with respect to an Acquisition Proposal;

(iv)

In the event the Company or the Promoters receive, prior to the Completion Date, any Acquisition Proposal, the Company or the Promoters receiving such Acquisition Proposal shall immediately suspend any discussions with such offeror or party with regard to such Acquisition Proposal and immediately inform the Investor as to any such Acquisition Proposal, including information as to the principal terms of such Acquisition Proposal or request, as the case may be, and any other information that the Investor may request;

(v) sell, license or transfer to any Person any rights to any Intellectual Property of the Company or enter into any agreement with respect to Intellectual Property of the Company with any Person;
(vi) amend or change its Articles of Association and/or Memorandum of Association in any manner whatsoever;

(vii)

adopt or change accounting methods or practices other than as required by the Indian GAAP or revalue any of its assets, including writing down value of inventory or writing off notes or accounts receivable;

(viii)

issue, sell, or grant, contract to issue, sell or grant, or authorize the issuance, delivery, sale or purchase of any Securities of the Company or any other securities, including securities convertible into, or exercisable or exchangeable for Shares in the Company;

(ix)

declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any shares of the Company, or split, combine or reclassify any shares of the Company, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of the Company or repurchase, redeem, or otherwise acquire, directly or indirectly, any shares of the Company (or options, warrants or other rights convertible into, exercisable or exchangeable therefor);

(x)

grant any severance or termination, pay (cash, equity or otherwise) to any director or officer or to any employee of the Company, or increase (by way of cash, equity or otherwise) the salary or other compensation payable or to become payable by the Company to any of their officers, directors, employees or advisors, or declare, pay or make any commitment or obligation of any kind for the payment (in the form of cash, equity or otherwise) by the Company of a bonus or other additional salary or compensation to any such Person, or adopt or amend any employee benefit plan (except as necessary to comply with Applicable Law) or enter into any agreement with any Person which guarantees employment with the Company for a specific period of time or enter into any settlement or compromise agreement with any employees of the Company, except in the ordinary course of business;

(xi)

waive any share repurchase rights, accelerate, amend or change the period of exercisability of options or restricted shares, or reprice options granted to any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any employment stock option plans;

(xii) sell, lease, license, Encumber or otherwise dispose off any of the assets or properties of the Company;

(xiii)

enter into/agree to enter into any new contract not in the ordinary course of business and/or on terms that are beyond normal and reasonable commercial terms including amending or otherwise modifying (or agreeing to do so), or violating the terms of any of the contracts entered into by the Company;

(xiv) commence, compromise or settle any pending or threatened litigation, debt or other legal proceedings;

(xv)

make or change any election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any Claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any Claim or assessment in respect of Taxes;

(xvi)

cause any increase in liabilities of the Company by way of incurring any indebtedness in the Company in the form of loans or financial assistance from any Financial Institution or bank or any Person or repaying or incurring any additional indebtedness or making any advance payments, except what has been contractually agreed upon and any indebtedness or other obligations of the nature of Working Capital Facilities availed from Banks/Financial Institutions in the ordinary course of business subject to an intimation to the Investor, provided that under no event, shall the total Indebtedness of the Company on the Completion Date exceed INR 1,270,000,000/-;

(xvii) amending any terms of any agreement with any of the creditors/debtors;
(xviii) enter into/agree to enter into any new contract, agreement, arrangement with any related party of the Company;
(xix) undertake any expenditure, transaction or commitment other than in the normal course of business; or

(xx)

take or agree in writing or otherwise to take any of the actions described in the preceding clauses of this Clause 9 or any other action that would prevent the Company from performing or cause the Company not to perform its covenants hereunder or that would prejudice the consummation of any of the transactions contemplated in the Transaction Documents.

10.	Co-Operation
The Parties shall use their commercially reasonable efforts to ensure that the transactions contemplated by this Agreement are consummated as per the terms hereof, including without limitation, obtaining all approvals from the applicable government and/or regulatory authorities and other Persons as may be necessary or reasonably requested by Investor in order to consummate the transactions contemplated by this Agreement.
The Parties agree and acknowledge that the Investor shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any other consideration payable by the Investor in respect of the transactions contemplated under this Agreement (including the acquisition of the Remainder Sale Shares and the Minority Shareholder Shares), such amounts as the Investor reasonably determines are required to be deducted and withheld with respect to such payment under any Applicable Law. To the extent that any amounts are so deducted and withheld, such amounts shall be treated for all purposes as having been delivered and paid to the Person in respect of which such deduction and withholding was made. Notwithstanding the foregoing, the Investor, at its option, may require any such amounts required to be deducted and withheld, to be reimbursed through wire transfer to the Investor prior to the Investor’s payment of any non-cash consideration in respect of any transactions contemplated under this Agreement.
11.	Non-Compete
11.1	For so long the Promoters, are the shareholders of the Company (subject to their respective employment agreements, if any) and for a period of three years thereafter, the Promoters shall not and shall cause their Affiliates and/or their relatives to not carry on or engage directly or indirectly, whether through partnership or as a shareholder, joint venture partner, collaborator, consultant or agent or in any other manner whatsoever, whether for profit or otherwise any business which competes directly or indirectly with the whole or any part of the business carried on by the Company including mining operations.
Provided that Mr. Narayan Prasad Tekriwal shall not be entitled to engage in any business relating to manufacturing and/or trading of sponge irons, billets, steel manufacturing anywhere in India.
Provided further, that Mr. Narayan Prasad Tekriwal shall refer to the Company all opportunities procured/solicited by him either directly or indirectly, to conduct any business relating to iron ore, and iron ore mining, forthwith upon such procurement/solicitation by giving a notice in writing to the Investor.
Such notice shall inter alia specify (i) the details and identity of the Person from whom such opportunity is procured/solicited (“Third Parties”); and (ii) details of the proposed financial terms and conditions of such opportunity.
The Investor shall be entitled to accept or reject any opportunity offered to the Investor within a period of 90 working days from the date on which notice is received by the Investor as specified above.
In the event the Investor accepts the said opportunity within the period specified above, the Investor shall be entitled to exploit such opportunity by itself and enter into agreements directly with the Third Parties on the terms and conditions mutually negotiated between such Third Parties and the Investor. Mr. Narayan Prasad Tekriwal hereby agrees and undertakes that upon acceptance by the Investor of an opportunity, he shall co-operate with the Investor to facilitate the Investor to enter into such separate agreements with the Third Parties.
In the event the Investor refuses or fails to act upon such opportunity within the period specified above, Mr. Narayan Prasad Tekriwal, shall be entitled to carry on such business on his own through any company or his relatives on such terms and conditions as it may deem fit.
11.2	So long as the Promoters and/or their Affiliates and/or their relatives directly or indirectly hold legally or beneficially any Shares of the Company, and for a period of three years thereafter, the Promoters shall not and shall cause their Affiliates and/or their relatives to not directly or indirectly:

(i)

attempt in any manner to solicit from any client or customer or supplier, except on behalf of the Company, business of the type carried on by the Company or to persuade any Person, firm or entity which is a client or customer or supplier of the Company to cease doing business or to reduce the amount of business which any such client or customer or supplier has customarily done or might propose doing with the Company whether or not the relationship between the Company and such client or customer or supplier was originally established in whole or in part through its efforts; or

(ii)

employ or attempt to employ or assist anyone to employ any person who is in the employment of the Company at the time of the alleged prohibited conduct, or was in the employment of the Company at any time during the preceding twelve months.

11.3	The Promoters agree and acknowledge that the covenants and obligations under Clauses 11.1 and 11.2 above relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause the other Parties irreparable injury. Therefore, the Promoters shall be entitled to an interim injunction, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain the Promoters from committing any violation of the covenants and obligations contained in this Agreement.
12.	Guarantee

(a)

Subject to Clause 12(b) below, the Investor and the Promoters will make commercially reasonable efforts to obtain the release of the bank guarantees listed in Annexure V hereto furnished by the Promoters and or any other corporate guarantees that exist to banks and financial institutions and substitute them with such other security as may be required by the banks and financial institutions.

(b)

The Investor’s and the Promoters’ obligation under the Clause 12(a) shall arise and be completed within the expiry of one year from the date of the Investor becoming the legal and beneficial owner of the Minority Shareholders Shares and the Remainder Sale Shares; subject to (i) the banks and financial institutions provide a written document stating that (a) the Promoters and the Company have complied with all the obligations undertaken by them under the various loan agreements executed by them; and (b) there has been no breach of the terms and conditions of the said loan agreements by the Company and/or the Promoters; and (c) the bank and the financial institution has waived any cause of action which would accelerate the repayment of loans by the Company and (ii) approval of the Board of Directors of Investor.

13.	Resolution of Disputes
Amicable Settlement
13.1	If any dispute arises between Investor and the Promoters during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.
Conciliation
13.2	If the Parties are unable to amicably settle the Dispute in accordance with Clause 13.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to Mr. Ashwin Belur and Mr. Prakash Rajgarhia for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt by Mr. Ashwin Belur and Mr. Prakash Rajgarhia of a notice for resolution of the Dispute by any of the Parties (in case of notices from both the parties, from the date of the notice received later).
Arbitration
13.3	If the Parties are unable to amicably settle the Dispute in accordance with Clause 13.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The arbitration proceedings shall be held in accordance with the Arbitration and Conciliation Act, 1996. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.
13.4	The place of the arbitration shall be Mumbai, India.

13.5	The arbitration proceedings shall be governed by the laws of India.
13.6	The proceedings of arbitration shall be in the English language.
13.7	The arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. The costs of the arbitration proceeding and any proceeding in court to confirm any arbitration award or to obtain relief, shall be borne by the unsuccessful Party and shall be awarded as part of the arbitrator’s decision, unless the arbitrators shall otherwise allocate such costs for the reasons set forth in such decision.
13.8	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.
13.9	The Mumbai court (including any appellant court) in India shall have exclusive jurisdiction to enforce the award.

14. Notices

14.1	Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile or email at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

The Investor:	Economic Laws Practice	Loeb & Loeb
	Suhail Nathani, Partner	Mitchell Nussbaum, Partner
	1502 A-wing,	345 Park Avenue
	Dalamal Towers,	New York, New York 10154
Nariman Point, Mumbai 400 021
	India	USA
	suhailnathani@elp-in.com	MNussbaum@loeb.com
Address:	At the address mentioned above
Tel:	+91 22 6636 7000	+1 212 407 4159
Facsimile:	+91 22 6636 7172	+1 212 504 3013
The Promoter:	Prakash Rajgarhia
33, Atlanta, 3rd Floor
Nariman Point, Mumbai 400 021
India
+91 98 2008 5099 (phone)
pr@aurovision.com
14.2	All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile or email transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.
14.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.
15.	Term
This Agreement shall come into effect and force and be binding on the Parties from the date first written above and shall remain in full force unless terminated in accordance with the provisions of this Agreement.

16.	Confidentiality
The Parties recognize that each of them will be given and have access to confidential and proprietary information of the other Parties. The Parties undertake not to use any of such confidential information for their own corporate purposes without the prior written consent of the Party owning such information and shall keep confidential and not to disclose to any third party any of the other Parties’ confidential and proprietary information for a period of one year from the date hereof. The Parties shall also cause their respective directors, employees, officers and any other persons to whom the above mentioned information is disclosed to execute a letter of confidentiality to the effect provided in this Clause. The obligations of confidentiality shall not apply to any information that:
(a) was developed independently by the Parties;
(b) was known to the Party prior to its disclosure by the disclosing Party;
(c) has become generally available to the public (other than by virtue of its disclosure by the receiving Party);
(d) may be required in any report or statement that is required to be submitted by a Party to any governmental or regulatory body;
(e) may be required in response to any summons or subpoena or in connection with any litigation; or
(f) was approved by both the Parties (for the avoidance of doubt, disclosure to the Affiliates of the Investor shall be permitted);
(g) is required by a regulatory authority or the regulations of any recognized stock exchange;
(h) is reasonably required for disclosure to professional advisers of the Party, who shall have given undertakings of strict confidentiality;
(i) may be required to comply with any law, order, regulation or ruling applicable to any Party hereto.
Provided that prior to any disclosure in respect of a request to disclose confidential information under subsections (d), (e) (g), (h) and (i), above a Party must first notify the Party owning such confidential information, who shall then have the opportunity to respond to and/or dispute such request. The provisions of this Clause shall survive the termination of this Agreement.
16.1	Upon termination of this Agreement, the Parties shall cause the Company to either (i) return to the Investor and Promoters, as applicable, and the Parties shall return to each other, all documents and information belonging to such Person and all copies thereof in the possession or under the control of a Party which does not own such property, and all confidential information in whatever media; or (ii) destroy all documents and information belonging to the other Party and all copies thereof in the possession or under the control of a Party. Provided that the Investor and/or its advisors may retain, in a secure location, copies of such documents and records for purposes of defending any legal proceeding or as is required to be maintained in order to satisfy any law, rule, regulation, or accounting or financial reporting standards to which the Investor may be subject.
16.2	The Parties acknowledge and agree that the covenants and obligations with respect to confidentiality set forth in this Clause relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause the Company and the owner of such property irreparable injury for which adequate remedies are not available at law. Therefore, the Parties agree that the Party entitled to enforce the covenants set forth above, shall be entitled to an injunction, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain the other Party from committing any violation of the covenants and obligations contained in this Clause. These injunctive remedies are cumulative and are in addition to any other rights and remedies the concerned Party may have at law or in equity.

17.	Authorised Person
For the purposes of this Agreement, the Promoters shall be represented by Mr. Prakash Rajgaria. Accordingly, all the Promoters hereby authorise Mr. Prakash Rajgaria to represent the Promoters and take any decision which may be required to be taken, do all acts and execute all documents which are or may be required by the Promoters for the proper and effective fulfillment of the rights and obligations under this Agreement. Any action taken or deed performed or document executed by Mr. Prakash Rajgaria shall be deemed to be acts or deeds done or documents executed by all the Promoters, and shall be binding on all the Promoters. Accordingly, the Promoters shall enter into a power of attorney in the form attached as Annexure III.
18.	Termination
18.1	It is agreed between the parties hereto, that for any reason whatsoever, if Investor are not able to make payment for purchase of Sale Share Consideration, before 12th February, 2009, then this agreement shall stand terminated, without execution of any documents and by efflux of time.
18.2	This Agreement can be terminated at any time prior to the purchase of Sale Shares by the Investor, in the manner set out in Clause 4 of this Agreement, by mutual written agreement of the Parties.
18.3	This Agreement shall stand terminated if the Conditions Precedents are not fulfilled to the satisfaction of the Investor by December 31, 2008 of this Agreement or such other later date as may be agreed to by the Investor in writing.
18.4	This Agreement shall stand terminated if the Completion does not take place as per Clause 4.3.
18.5	The provisions of Clause 6 (Indemnity), 13 (Arbitration), 14 (Notices), and 16 (Confidentiality) shall survive the termination hereof pursuant to Clause 0
19.	Miscellaneous Provisions
19.1	Reservation of Rights
No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.
19.2	Cumulative Rights
All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.
19.3	Partial Invalidity
If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

19.4	Amendments
Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all the Parties hereto, or in the case of a waiver, by the Party against whom the waiver is to be effective.
No failure or delay by any Party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
19.5	Assignment
The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, that neither the Company nor the Promoters may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Investor. Provided, the Investor is entitled to assigns its rights and obligations under this Agreement to any Person without prior written consent of the other Parties.
19.6	Entire Agreement
This Agreement along with the Transaction Documents constitutes the entire Agreement between the Parties with respect to the purchase of the Sale Shares and the Remainder Sale Shares and the Minority Shareholders Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.
19.7	Relationship
None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.
19.8	Governing Law
This Agreement shall be governed and construed in accordance with the laws of India, under the jurisdiction of the Mumbai courts, without regard to the conflict of laws principles.
19.9	Service of Process
Subject to the provisions of Clause 13 of this Agreement, the Parties agree that any action or proceeding seeking to enforce any provision of, or based on any right arising out of this Agreement may be brought against any of the Parties in the courts of Mumbai, India and each of the Parties consent to the jurisdiction of such courts (and of the appropriate appellant courts) in any such action or proceeding and waives any objection to the venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.
19.10	Costs
Each Party shall bear its own expenses incurred in preparing this Agreement including any brokers, finders’ fee, financial advisor’s fees and the expenses incurred by its representatives. Provided however, the Promoters shall be liable for payment of all taxes in relation to the transactions contemplated herein.
19.11	Force Majeure
No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed.
19.12	Good Faith Negotiations and Further Assurances

19.2.1

The Parties agree that if the transactions contemplated in this Agreement cannot be completed in the manner set forth herein, then the Parties shall use reasonable endeavours to enter into other transactions that (a) would result in a substantially similar outcome and (b) do not prejudice any of the Parties. Each of the Parties further agrees that, during any such negotiations, it shall refrain from initiating any legal actions against the other Parties; and

19.2.2

Each Party agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the other Parties may reasonably require, whether on or after the date of this Agreement, to implement and/or give effect to this Agreement and the transactions contemplated by it and for the purpose of vesting in the Investor the full benefit of the assets, rights and benefits to be transferred to the Investor under this Agreement.

19.13	Public Announcements
Except as and to the extent required by Applicable Law, without the prior written consent of the other Party, neither Party will, and each will direct its representatives not to, make, directly or indirectly, any public comment, statement or communication with respect to, or otherwise to disclose or to permit the disclosure of the terms of this Agreement and the Transaction Documents. The Investor and any of its Affiliates, however has the right to disclose the terms of this agreement, which may result into a press release or press exposure or disclosure to the general public.
19.14	Execution in Counterparts
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. A facsimile or copy of a signature is valid as an original.
19.15	Authorisation
The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.
19.16	Time of the Essence
Any date or period mentioned in this Agreement may be extended by agreement between the Parties hereto, failing which, as regards any such date or period, time shall be the essence of the Agreement.

Execution Page Follows

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Investor”	)
BY THE HAND OF MR. MITESH SAWAR MAL SARAF	)
(Authorised Signatory))
ON THE DAY OF	)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Investor”	)
BY THE HAND OF	)
(Authorised Signatory))
ON THE DAY OF	)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Promoters”	)
BY THE HAND OF MR. Prakash Rajgarhia	)
ON THE DAY OF	)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:	)

SCHEDULE I

PROMOTERS

Name	Address
HAPPY DISTRIBUTORS PVT LTD	1, 3rd Floor, R. No. 309, British Indian Street, Kolkata – 700069, West Bengal, INDIA.
ASHIYANA HOMES PVT. LTD.	S-565, Greater Kailash – II, New Delhi – 110048, INDIA.
KHUSHBOO GOODS PVT LTD	1, 3rd Floor, R. No. 309, British Indian Street, Kolkata – 700069, West Bengal, INDIA.
MANJU MASKARA	D-604, Panchvati Van – 1, Raheja Township, Malad (E), Mumbai – 400097, Maharashtra, INDIA
ASHOK KUMAR MASKARA	D-604, Panchvati Van – 1, Raheja Township, Malad (E), Mumbai – 400097, Maharashtra, INDIA
SHAKUNTALA DEVI TEKRIWAL	MIG – 21, Indravati Colony, Raipur – 492001, Chattisgarh, INDIA
PRAKASH KUMAR RAJGARIA	3/4, Kings Apartments, Juhu Tara Road, Next to Tulip Star, Mumbai – 400049, Maharshtra, INDIA
NARAYAN TEKRIWAL	MIG – 21, Indravati Colony, Raipur – 492001, Chattisgarh, INDIA
PANKAJ TEKRIWAL	MIG – 21, Indravati Colony, Raipur – 492001, Chattisgarh, INDIA
ROHIT MASKARA	D-604, Panchvati Van – 1, Raheja Township, Malad (E), Mumbai – 400097, Maharashtra, INDIA
NEETA TEKRIWAL	MIG – 21, Indravati Colony, Raipur – 492001, Chattisgarh, INDIA
DOYEN MARKETING PVT. LTD	P-4, 10th Floor, NHB App. Road, Kolkata – 700001, West Bengal, INDIA

SCHEDULE 1A

Minority Shareholders as on the Date Hereof

Name of the Shareholder	Reg. Folio	Corporate Body	Cert. No.	Distinctive No. (From)	Distinctive No. (To)	No. of Shares	Total No. of Shares Held	Percentage
Dokania Finlia Pvt. Ltd.	24	Yes	30	1,882,501	1,907,500	25,000	50,000	0.2%
			48	3,082,501	3,107,500	25,000
Klapp Vyapar Pvt. Ltd.	25	Yes	31	1,907,501	1,932,500	25,000	25,000	0.1%
Orissa Re-Rollers Pvt. Ltd	26	Yes	32	1,932,501	1,957,500	25,000	25,000	0.1%
Sriganesh Fiscal Services Pvt. Ltd.	27	Yes	33	1,957,501	1,970,000	12,500	12,500	0.1%
Karndhar Finance & Inv. Ltd.	28	Yes	34	1,970,001	2,020,000	50,000	50,000	0.2%
Gopal Krishan Agrawal	29	No	35	2,020,001	2,095,000	75,000	308,500	1.4%
			49	3,107,501	3,186,000	78,500
			212	17,833,501	17,908,500	75,000
			213	17,908,501	17,938,500	30,000
			214	17,938,501	17,988,500	50,000
Deepak Kumar Agrawal	30	No	36	2,095,001	2,145,000	50,000	75,000	0.4%
			50	3,186,001	3,211,000	25,000
Rameshwar Finvest Pvt. Ltd.	31	Yes	51	3,211,001	3,261,000	50,000	50,000	0.2%
Daffodil Trakon Pvt. Ltd.	32	Yes	52	3,261,001	3,311,000	50,000	85,000	0.4%
			83	6,168,501	6,203,500	35,000
Dresier Commodities Pvt. Ltd.	33	Yes	53	3,311,001	3,341,000	30,000	55,000	0.3%
			84	6,203,501	6,228,500	25,000
Veronia Plastics Pvt. Ltd.	34	Yes	54	3,341,001	3,363,500	22,500	102,500	0.5%
			105	9,213,501	9,268,500	55,000
			146	15,083,501	15,108,500	25,000
Srivier Distributors Pvt. Ltd.	36	Yes	56	3,413,501	3,438,500	25,000	25,000	0.1%
Precision Packging Pvt. Ltd.	37	Yes	57	3,438,501	3,476,000	37,500	37,500	0.2%
Concert Trade Link Pvt. Ltd.	38	Yes	58	3,476,001	3,601,000	125,000	125,000	0.6%
Innovative Mercandise Pvt. Ltd.	39	Yes	59	3,601,001	3,651,000	50,000	50,000	0.2%
Marino Fresh Foods Ind. Ltd	40	Yes	60	3,651,001	3,776,000	125,000	125,000	0.6%
Treveni Tower Pvt. Ltd	41	Yes	61	3,776,001	3,816,000	40,000	40,000	0.2%
Texila Commerce Pvt. Ltd.	42	Yes	62	3,816,001	3,901,000	85,000	85,000	0.4%
Vinita Agrawal	43	No	63	3,901,001	3,911,000	10,000	10,000	0.0%

Name of the Shareholder	Reg. Folio	Corporate Body	Cert. No.	Distinctive No. (From)	Distinctive No. (To)	No. of Shares	Total No. of Shares Held	Percentage
Shyam Sunder Agrawal	44	No	64	3,911,001	3,921,000	10,000	10,000	0.0%
Curio Trade & Holding Co. Pvt. Ltd.	45	Yes	65	3,921,001	3,958,500	37,500	102,500	0.5%
Curio Trade & Holding Co. Pvt. Ltd.	45	Yes	81	5,828,501	5,868,500	40,000		0.0%
			208	17,733,501	17,748,500	15,000
			209	17,748,501	17,758,500	10,000
Good View Trading Pvt. Ltd	46	Yes	66	3,958,501	3,983,500	25,000	25,000	0.1%
Anurodh Trading Pvt. Ltd.	47	Yes	67	3,983,501	4,108,500	125,000	125,000	0.6%
Santosh Kumar Gupta	48	No	68	4,108,501	4,113,500	5,000	5,000	0.0%
Long Range Finance & Leasing Co. Pvt. Ltd.	52	Yes	72	4,563,501	4,688,500	125,000	435,000	2.0%
			88	6,338,501	6,648,500	310,000
All Worth Comodities Pvt. Ltd.	55	Yes	75	5,013,501	5,138,500	125,000	125,000	0.6%
Gazebo Commerce Pvt. Ltd.	58	Yes	86	6,303,501	6,313,500	10,000	35,000	0.2%
			131	13,406,001	13,431,000	25,000
Puspak Fincon Pvt. Ltd.	63	Yes	95	8,048,501	8,058,500	10,000	10,000	0.0%
Shilpa Mercantiles Pvt. Ltd.	67	Yes	99	8,688,501	8,713,500	25,000	25,000	0.1%
Stocknet International Ltd.	68	Yes	101	8,813,501	8,913,500	100,000	100,000	0.5%
Top Ten Fashion Pvt. Ltd.	70	Yes	104	9,188,501	9,213,500	25,000	40,000	0.2%
			243	18,935,001	18,950,000	15,000
Wilco Finexim Pvt. Ltd.	71	Yes	106	9,268,501	9,293,500	25,000	25,000	0.1%
Alsa Financial Consultant Ltd.	73	Yes	108	9,418,501	9,443,500	25,000	25,000	0.1%
Bonanza Tradelink Pvt. Ltd.	75	Yes	110	11,768,501	11,783,500	15,000	65,000	0.3%
			122	12,373,501	12,398,500	25,000
			204	17,653,501	17,668,500	15,000
			205	17,668,501	17,678,500	10,000
Goyal Intra Pvt. Ltd.	76	Yes	111	11,783,501	11,908,500	125,000	125,000	0.6%
Jmd Mercantile Pvt. Ltd	77	Yes	112	11,908,501	11,958,500	50,000	50,000	0.2%
Perkin Dealers (P) Ltd.	78	Yes	114	11,993,501	12,018,500	25,000	25,000	0.1%
Procton Commerce Pvt. Ltd.	79	Yes	115	12,018,501	12,033,500	15,000	15,000	0.1%
Ramver Distributors (P) Ltd.	80	Yes	116	12,033,501	12,058,500	25,000	25,000	0.1%
Shardhanjali Vinimay Pvt. Ltd	81	Yes	117	12,058,501	12,088,500	30,000	130,000	0.6%
Shardhanjali Vinimay Pvt. Ltd	81	Yes	144	14,883,501	14,983,500	100,000		0.0%
Sun Flower Vinimay Pvt. Ltd.	82	Yes	118	12,088,501	12,138,500	50,000	50,000	0.2%

Name of the Shareholder	Reg. Folio	Corporate Body	Cert. No.	Distinctive No. (From)	Distinctive No. (To)	No. of Shares	Total No. of Shares Held	Percentage
Welkan Vinimay Pvt Ltd.	83	Yes	119	12,138,501	12,223,500	85,000	85,000	0.4%
Caravan Agencies Pvt. Ltd.	86	Yes	124	12,511,001	12,536,000	25,000	25,000	0.1%
Chanda Cast Iron Industries Pvt. Ltd.	87	Yes	125	12,536,001	12,571,000	35,000	155,000	0.7%
			249	19,145,001	19,165,000	20,000
			250	19,165,001	19,190,000	25,000
			251	19,190,001	19,215,000	25,000
			252	19,215,001	19,240,000	25,000
			253	19,240,001	19,265,000	25,000
Chaturang Commercials Pvt. Ltd.	88	Yes	127	12,821,001	12,971,000	150,000	390,000	1.8%
			254	19,265,001	19,305,000	40,000
			255	19,305,001	19,355,000	50,000
			256	19,355,001	19,380,000	25,000
			257	19,380,001	19,400,000	20,000
			258	19,400,001	19,430,000	30,000
			259	19,430,001	19,455,000	25,000
			260	19,455,001	19,480,000	25,000
			261	19,480,001	19,505,000	25,000
Dadha Engineering & Credit Pvt. Ltd.	89	Yes	128	12,971,001	13,151,000	180,000	180,000	0.8%
Drake Commercials Pvt. Ltd.	90	Yes	129	13,151,001	13,291,000	140,000	250,000	1.2%
			262	19,505,001	19,550,000	45,000
			263	19,550,001	19,590,000	40,000
			264	19,590,001	19,615,000	25,000
Eastern Synthetics Pvt. Ltd.	91	Yes	130	13,291,001	13,406,000	115,000	290,000	1.4%
			265	19,615,001	19,640,000	25,000
			266	19,640,001	19,665,000	25,000
			267	19,665,001	19,715,000	50,000
			268	19,715,001	19,740,000	25,000
			269	19,740,001	19,790,000	50,000
Gunjan Agency Pvt. Ltd.	92	Yes	132	13,431,001	13,541,000	110,000	110,000	0.5%
Kartick Commercial & Financiers Pvt. Ltd.	93	Yes	133	13,541,001	13,658,500	117,500	202,250	0.9%
			270	19,790,001	19,834,750	44,750
			271	19,834,751	19,874,750	40,000

Name of the Shareholder	Reg. Folio	Corporate Body	Cert. No.	Distinctive No. (From)	Distinctive No. (To)	No. of Shares	Total No. of Shares Held	Percentage
Kavery Trading & Holding Pvt. Ltd.	94	Yes	134	13,658,501	13,758,500	100,000	170,000	0.8%
			272	19,874,751	19,919,750	45,000
			273	19,919,751	19,944,750	25,000
Manglam Sanitary Pvt. Ltd.	97	Yes	139	14,558,501	14,583,500	25,000	25,000	0.1%
Motilal Makhanlal Holding Pvt. Ltd.	98	Yes	140	14,583,501	14,633,500	50,000	50,000	0.2%
Oven Commercials Pvt. Ltd.	99	Yes	141	14,633,501	14,683,500	50,000	75,000	0.4%
			276	20,004,751	20,029,750	25,000
S.T.L Overseas Pvt. Ltd.	100	Yes	143	14,783,501	14,883,500	100,000	100,000	0.5%
Software Wizards Ltd.	101	Yes	145	14,983,501	15,083,500	100,000	230,000	1.1%
			282	20,234,751	20,264,750	30,000
			283	20,264,751	20,289,750	25,000
			284	20,289,751	20,314,750	25,000
			285	20,314,751	20,339,750	25,000
			286	20,339,751	20,364,750	25,000
Vikrant Constructions Pvt. Ltd.	102	Yes	147	15,108,501	15,208,500	100,000	215,000	1.0%
			287	20,364,751	20,404,750	40,000
			288	20,404,751	20,454,750	50,000
			289	20,454,751	20,479,750	25,000
Adishwar Nirman Pvt. Ltd	137	Yes	193	17,238,501	17,313,500	75,000	75,000	0.4%
Agrawal Iron & Steel Pvt. Ltd	138	Yes	194	17,313,501	17,338,500	25,000	50,000	0.2%
			195	17,338,501	17,363,500	25,000
Bajrangbali Dealers Pvt. Ltd	139	Yes	197	17,373,501	17,473,500	100,000	100,000	0.5%
Darkwell Mercantiles Pvt. Ltd	145	Yes	210	17,758,501	17,783,500	25,000	25,000	0.1%
Gomati Commercial Pvt. Ltd	146	Yes	211	17,783,501	17,833,500	50,000	50,000	0.2%
Hanuman Ram Vishnoi	147	No	215	17,988,501	17,996,000	7,500	25,000	0.1%
			216	17,996,001	18,006,000	10,000
			217	18,006,001	18,013,500	7,500
Kshatriya Commodities Pvt. Ltd	148	Yes	219	18,053,501	18,103,500	50,000	50,000	0.2%
Laxmikant Agrawal	149	No	220	18,103,501	18,113,500	10,000	10,000
Mansarovar Dealers Pvt. Ltd	150	Yes	221	18,113,501	18,213,500	100,000	175,000	0.8%
			222	18,213,501	18,288,500	75,000
Menka Suppliers Pvt. Ltd	151	Yes	223	18,288,501	18,338,500	50,000	50,000	0.2%

Name of the Shareholder	Reg. Folio	Corporate Body	Cert. No.	Distinctive No. (From)	Distinctive No. (To)	No. of Shares	Total No. of Shares Held	Percentage
Munivar Traders Pvt Ltd	152	Yes	224	18,338,501	18,373,500	35,000	85,000	0.4%
				225	18,373,501	18,423,500	50,000
Nandan Mercantiles Pvt. Ltd	153	Yes	226	18,423,501	18,473,500	50,000	50,000	0.2%
Padam Shri Supplier P Ltd	154	Yes	227	18,473,501	18,523,500	50,000	100,000	0.5%
			228	18,523,501	18,573,500	50,000
Proview Dealers Pvt. Ltd	155	Yes	229	18,573,501	18,618,500	45,000	277,500	1.3%
			230	18,618,501	18,668,500	50,000
			231	18,668,501	18,711,000	42,500
			232	18,711,001	18,761,000	50,000
			233	18,761,001	18,806,000	45,000
			234	18,806,001	18,851,000	45,000
Ratanlal Bajaj	157	No	236	18,901,001	18,901,500	500	500	0.0%
Rekha Agarwal	158	No	237	18,901,501	18,906,500	5,000	5,000	0.0%
Rupa Bajaj	160	No	239	18,931,501	18,932,000	500	500	0.0%
Sarla Devi Bajaj	162	No	241	18,934,001	18,934,500	500	500	0.0%
Sumesh Bajaj	163	No	242	18,934,501	18,935,000	500	500	0.0%
Bhomiya Merchants Pvt Ltd	165	Yes	245	19,000,001	19,035,000	35,000	145,000	0.7%
			246	19,035,001	19,070,000	35,000
			247	19,070,001	19,120,000	50,000
			248	19,120,001	19,145,000	25,000
Liberal Spinners Ltd	166	Yes	274	19,944,751	19,994,750	50,000	60,000	0.3%
			275	19,994,751	20,004,750	10,000
Pushkar Trading & Holding Pvt. Ltd	167	Yes	277	20,029,751	20,079,750	50,000	115,000	0.5%
			278	20,079,751	20,119,750	40,000
			279	20,119,751	20,144,750	25,000
Ratnakar Vyapaar Pvt. Ltd	168	Yes	280	20,144,751	20,189,750	45,000	90,000	0.4%
			281	20,189,751	20,234,750	45,000
Total							7,000,250	32.7%

SCHEDULE 2

SHAREHOLDING PATTERN

S No	Party Name	No of Shares (Count)	%age Holding
1	ROHIT MASKARA	310,000	1.45%
2	MANJU MASKARA	420,000	1.96%
3	ASHOK KUMAR MASKARA	422,500	1.97%
4	KHUSHBOO GOODS PVT LTD	3,917,500	18.30%
5	RATANLAL BAJAJ	500	0.00%
6	RUPA BAJAJ	500	0.00%
7	SARLA DEVI BAJAJ	500	0.00%
8	SUMESH BAJAJ	500	0.00%
9	SANTOSH KUMAR GUPTA, RAIPUR	5,000	0.02%
10	REKHA AGARWAL	5,000	0.02%
11	VINITA AGRAWAL	10,000	0.05%
12	SHYAM SUNDER AGRAWAL	10,000	0.05%
13	PUSPAK FINCON PVT. LTD.	10,000	0.05%
14	LAXMIKANT AGRAWAL	10,000	0.05%
15	SRIGANESH FISCAL SERVICES PVT. LTD.	12,500	0.06%
16	PROCTON COMMERCE PVT. LTD.	15,000	0.07%
17	KLAPP VYAPAR PVT. LTD.	25,000	0.12%
18	ORISSA RE-ROLLERS PVT. LTD	25,000	0.12%
19	SRIVIER DISTRIBUTORS PVT. LTD.	25,000	0.12%
20	GOOD VIEW TRADING PVT. LTD	25,000	0.12%
21	SHILPA MERCANTILES PVT. LTD.	25,000	0.12%
22	WILCO FINEXIM PVT. LTD.	25,000	0.12%
23	ALSA FINANCIAL CONSULTANT LTD.	25,000	0.12%
24	PERKIN DEALERS (P) LTD.	25,000	0.12%
25	RAMVER DISTRIBUTORS (P) LTD.	25,000	0.12%
26	CARAVAN AGENCIES PVT. LTD.	25,000	0.12%
27	MANGLAM SANITARY PVT. LTD.	25,000	0.12%
28	DARKWELL MERCANTILES PVT. LTD	25,000	0.12%
29	HANUMAN RAM VISHNOI	25,000	0.12%
30	GAZEBO COMMERCE PVT. LTD.	35,000	0.16%
31	PRECISION PACKGING PVT. LTD.	37,500	0.18%
32	TREVENI TOWER PVT. LTD	40,000	0.19%
33	TOP TEN FASHION PVT. LTD.	40,000	0.19%
34	DOKANIA FINLIA PVT. LTD.	50,000	0.23%
35	KARNDHAR FINANCE & INV. LTD.	50,000	0.23%
36	RAMESHWAR FINVEST PVT. LTD.	50,000	0.23%
37	INNOVATIVE MERCANDISE PVT. LTD.	50,000	0.23%
38	JMD MERCANTILE PVT. LTD	50,000	0.23%
39	SUN FLOWER VINIMAY PVT. LTD.	50,000	0.23%
40	MOTILAL MAKHANLAL HOLDING PVT. LTD.	50,000	0.23%
41	AGRAWAL IRON & STEEL PVT. LTD	50,000	0.23%
42	GOMATI COMMERCIAL PVT. LTD	50,000	0.23%
43	KSHATRIYA COMMODITIES PVT. LTD	50,000	0.23%
44	MENKA SUPPLIERS PVT. LTD	50,000	0.23%
45	NANDAN MERCANTILES PVT. LTD	50,000	0.23%
46	DRESIER COMMODITIES PVT. LTD.	55,000	0.26%
47	LIBERAL SPINNERS LTD	60,000	0.28%
48	BONANZA TRADELINK PVT. LTD.	65,000	0.30%

S No	Party Name	No of Shares (Count)	%age Holding
49	DEEPAK KUMAR AGRAWAL	75,000	0.35%
50	OVEN COMMERCIALS PVT. LTD.	75,000	0.35%
51	ADISHWAR NIRMAN PVT. LTD	75,000	0.35%
52	DAFFODIL TRAKON PVT. LTD.	85,000	0.40%
53	TEXILA COMMERCE PVT. LTD.	85,000	0.40%
54	WELKAN VINIMAY PVT LTD.	85,000	0.40%
55	MUNIVAR TRADERS PVT LTD	85,000	0.40%
56	RATNAKAR VYAPAAR PVT. LTD	90,000	0.42%
57	STOCKNET INTERNATIONAL LTD.	100,000	0.47%
58	S.T.L OVERSEAS PVT. LTD.	100,000	0.47%
59	BAJRANGBALI DEALERS PVT. LTD	100,000	0.47%
60	PADAM SHRI SUPPLIER P LTD	100,000	0.47%
61	VERONIA PLASTICS PVT. LTD.	102,500	0.48%
62	CURIO TRADE & HOLDING CO. PVT. LTD.	102,500	0.48%
63	GUNJAN AGENCY PVT. LTD.	110,000	0.51%
64	PUSHKAR TRADING & HOLDING PVT. LTD	115,000	0.54%
65	CONCERT TRADE LINK PVT. LTD.	125,000	0.58%
66	MARINO FRESH FOODS IND. LTD	125,000	0.58%
67	ANURODH TRADING PVT. LTD.	125,000	0.58%
68	ALL WORTH COMODITIES PVT. LTD.	125,000	0.58%
69	GOYAL INTRA PVT. LTD.	125,000	0.58%
70	SHARDHANJALI VINIMAY PVT. LTD	130,000	0.61%
71	BHOMIYA MERCHANTS PVT LTD	145,000	0.68%
72	CHANDA CAST IRON INDUSTRIES PVT. LTD.	155,000	0.72%
73	KAVERY TRADING & HOLDING PVT. LTD.	170,000	0.79%
74	MANSAROVAR DEALERS PVT. LTD	175,000	0.82%
75	DADHA ENGINEERING & CREDIT PVT. LTD.	180,000	0.84%
76	KARTICK COMMERCIAL & FINANCIERS PVT. LTD.	202,250	0.94%
77	VIKRANT CONSTRUCTIONS PVT. LTD.	215,000	1.00%
78	SOFTWARE WIZARDS LTD.	230,000	1.07%
79	DRAKE COMMERCIALS PVT. LTD.	250,000	1.17%
80	PROVIEW DEALERS PVT. LTD	277,500	1.30%
81	EASTERN SYNTHETICS PVT. LTD.	290,000	1.35%
82	GOPAL KRISHAN AGRAWAL	308,500	1.44%
83	CHATURANG COMMERCIALS PVT. LTD.	390,000	1.82%
84	LONG RANGE FINANCE & LEASING CO. PVT. LTD.	435,000	2.03%
85	NEETA TEKRIWAL	5,000	0.02%
86	PANKAJ TEKRIWAL	325,000	1.52%
87	NARAYAN TEKRIWAL	330,000	1.54%
88	SHAKUNTALA DEVI TEKRIWAL	365,000	1.71%
89	HAPPY DISTRIBUTORS PVT LTD	5,382,500	25.15%
90	DOYEN MARKETING PVT. LTD	250,000	1.17%
91	PRAKASH KUMAR RAJGARIA	350,000	1.64%
92	ASHIANA HOMES PVT. LTD.	2,325,000	10.86%
	Total	21,402,750	100.00%

SCHEDULE 3

REPRESENTATIONS AND WARRANTIES

Subject to the disclosure schedule attached herein as Schedule 3A, each of the Promoters hereby jointly and severally represents and warrants as of the date of this Agreement and on Completion to the Investor as provided in this Schedule 3. Capitalised terms used herein shall have their respective meaning from Clause 1(a)

A.	Organization and Capital Structure of the Company
i.	The Company is a public limited company incorporated under the provisions of, and duly existing under the Act. The Company has the corporate power and authority to own and operate and use its assets to carry on its Business as now conducted.
ii.	The present authorised share capital of the Company is INR 220,000,000/- consisting of 22,000,000 equity shares of par value INR 10/-each. As of date, 21,402,750 Equity Shares have been issued and are held by the persons in the number and proportion as set out in Schedule 2. Each Equity Share carries one vote.
iii.	All the allotted shares of the Company are duly authorized, validly issued and fully paid up.
iv.	Except as contemplated by this Agreement, there are no Derivative Securities including, agreements, arrangements, options, warrant, calls or other rights relating to the issuance, sale, purchase or redemption of any shares or other Securities of the Company. There are no pre-emptive rights, rights of first refusal or other similar rights relating to any shares or other Securities of the Company. Other than as set forth in this Agreement, the Company is not restricted in any manner from issuing further Securities to any Person.
v.	There are no voting trusts or other arrangements or understandings with respect to the voting of any shares or other Securities of the Company. No shares or other Securities of the Company are subject to the Company repurchase, buyback or requisition rights.
vi.	The Promoters have delivered to the Investor a true and complete copy of its Memorandum and Articles of Association, each as amended to date and in full force and effect on the date of this Agreement. The Company is not in violation of any of the provisions of its Memorandum and Articles of Association.
vii.	All provisions of the Act relating to board meetings and annual general meetings have been fully complied with by the Company, except those disclosed. The board and general meetings, of the Company have been validly held in accordance with the provisions of the Act and all actions and resolutions relating to each such meeting were taken and passed respectively in accordance with the provisions of the Act. All the directors of the Company have been appointed and are holding office in accordance with the provisions of the Act.
viii.	The Register of Members, Register of Charges and Register of Share Transfers of the Company are duly maintained in accordance with all Applicable Laws and contain true, full and accurate records of all matters required to be dealt with therein and all accounts, documents and returns required to be delivered or filed with the relevant Registrar of Companies (‘ROC’), or other relevant authorities have been filed in respect of the above. Except those disclosed, the Company has not committed any default in filing the necessary returns, statements of accounts, reports, statements of charges, and all such other statutory requirements have been complied with in respect of the above.
ix.	The Company has not at any time: (i) redeemed or repaid any share capital; (ii) reduced its share capital or passed any resolution for the reduction of its share capital; or (iii) given any financial assistance in relation to, acquired (directly or indirectly) or lent money on the security of shares or units of shares in itself.
x.	The Company has not entered into any merger or de-merger transaction or participated in any type of corporate reconstruction or amalgamation.

xi.	No right has been granted to any person to require the Company to issue any share capital and no Encumbrance has been created in favour of any person affecting any unissued shares or debentures or other unissued Securities of the Company.
xii.	The Company does not hold or beneficially owns, nor has agreed to acquire, any securities of any corporation nor has agreed to become a member of any partnership or other unincorporated association, joint venture or consortium (other than recognised trade associations) except as disclosed; or has, outside its country of incorporation, any branch or permanent establishment; or has allotted or issued any securities that are convertible into shares. The Company does not have any subsidiaries.
xiii.	All dividends or distributions declared, made or paid by the Company have been declared, made or paid in accordance with its Memorandum, Articles of Association, the applicable provisions of the Act.
B.	Solvency
None of the following has occurred and is subsisting, nor has a notice been served, in relation to:
i. an application to a court for an order, or the making of any order, that the Company be wound up, that a liquidator or receiver be appointed or that it be placed in bankruptcy;
ii. winding up of the Company;
iii. the convening of a meeting or passing of a resolution to appoint a liquidator in the Company;
iv. a scheme of arrangement or composition with, or reconstruction arrangement or assignment for the benefit of or other arrangement with all or a class of creditors;
v. the taking of any action to seize, take possession of or appoint a receiver and/or manager in respect of the shares of the Company; or
vi. the taking of any action, which would render the Company ‘defunct’ under Section 560 of the Act,
vii. and there exists no circumstance(s), which could give rise to any of the foregoing.
C.	Authority; Conflicts
i.	The Promoters have the power and authority to execute, deliver and perform this Agreement, the Transaction Documents and the transactions contemplated herein. The execution, delivery and performance by the Promoters of the Transaction Documents to which it is a party have been duly authorized and approved by its Board of directors, wherever applicable.
ii.	The execution, delivery and performance of the Transaction Documents will not violate, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, modification, termination or cancellation or a loss of rights under, or result in any Encumbrance upon any of the assets of the Company under (i) the Memorandum and Articles of Association of the Company, (ii) any shareholders contract/loan arrangement entered into by the Company, (iii) any court order to which the Company is a party or by which the Company is bound; or (iv) any laws affecting the Company.
iii.	All approvals, consents, authorizations from the statutory and/or regulatory authorities in India and/or any other person or third party that are required, excluding the approval required by the Investor, for the execution of the Transaction Documents and the closing of the transaction will be obtained and where required, declarations and/or filings will be made with the statutory and/or regulatory authorities in respect of the execution of the Transaction Documents prior to the Completion Date and the closing of the transaction. The Promoters hereby represent and warrant that no consent or approval is required by any Bank or financial institution in connection with the transactions contemplated hereby.

D.	Financial Statements
i.	The (i) unaudited financial results of the Company (balance sheets and statements of accounts), as of September 30, 2008 and (ii) the audited financial statements of the Company (balance sheets and statements of accounts) as of March 31, 2008 (the “Balance Sheet Date”) (the “Financial Statements”) have been provided to the Investor.
ii.	The Financial Statements present fairly in all respects the financial position and results of the operations of the Company as of the respective dates and for the respective periods covered thereby. The Financial Statements are true and correct in all respects and have been or are prepared in accordance with Indian GAAP consistently applied. The Financial Statements present true and complete representations of the assets and liabilities of the Company as of the dates specified therein.
iii.	The Company has established and maintains, adheres to and enforces a system of internal accounting controls that are effective in providing assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with Indian GAAP (including the Financial Statements).
iv.	The Financial Statements make: (i) full provision for all actual liabilities; (ii) proper provision (or note in accordance with good accountancy practice) for all contingent liabilities; (iii) provision reasonably regarded as adequate for all bad and doubtful debts; and (iv) due provision for depreciation and amortization and for any obsolescence and/or impairment of assets.
v.	The Financial Statements are not affected by any unusual or non-recurring items or any other factor that would make the financial position and results shown by the Financial Statements unusual or misleading in any respect.
vi.	Full provision or reserve has been made in the Financial Statements for all Taxes liable to be assessed on the Company or for which the Company are or may become accountable in respect of (i) profits, gains or income (as computed for taxation purposes) arising or accruing or deemed to arise or accrue on or before the Balance Sheet Date; (ii) any transactions effected or deemed to be effected on or before the Balance Sheet Date; and (iii) distributions made or deemed to be made on or before the Balance Sheet Date.
vii.	Each receivable shown as an asset of the Company in the Financial Statements is as on the date of this Agreement a valid and subsisting debt and will realize the nominal amount of the debt (and all interest and other charges payable) in accordance with its terms. Except in the normal course of business, no receivable owed to the Company has been written off.
viii.	Proper provision or reserve for deferred taxation in accordance with accounting principles and standards generally accepted at the date hereof in India has been made in the Financial Statements.
ix.	The profits and losses of the Company for previous periods delivered to the Investor and the trend of profits thereby shown have not (except as therein disclosed) been affected to an extent by inconsistencies of accounting practices, by the inclusion of non-recurring items of income or expenditure, by transactions entered into otherwise than on normal commercial terms or by any other factors rendering such profits for all or any of such periods exceptionally high or low.
x.	The statutory auditors of the Company have been appointed/reappointed in accordance with the provisions of the Act.
xi.	Except in the normal course of the business, there is no set off arrangement between the Company and any other Person.
xii.	There are no liabilities (including short- and long-term debt from nationalized banks and/or financial institutions and contingent liabilities), which are outstanding on the part of the Company other than those liabilities disclosed in the Financial Statements, which have arisen upto the date to which such accounts were prepared.
xiii.	The Company is not in default in respect of the terms or conditions of any indebtedness.

xiv.	There are no amounts owing to any present or former shareholders, directors or to employees of the Company other than in the ordinary course of business, as disclosed.
xv.	No liability has been incurred by the Company for breach of any contract of service or for services, compensation for wrongful dismissal or unfair dismissal or for failure to comply with any order for the reinstatement or re-engagement of any employee.
xvi.	There has been no revaluation of any assets, fixed or otherwise, from the value of those assets stated in the audited financial statements of the Company (balance sheets and statements of accounts) as of the Balance Sheet Date.
xvii.	None of the book debts which are included in the Financial Statements or which have subsequently arisen have been outstanding for more than six months from their due dates for payment.
xiii.	The representations and warranties described in sub-paragraphs iii to xviii above applicable to the Financial Statements shall also be applicable to the financial statements referred to in Clause 3.1.12 above, except to the effect that the financial statements shall be prepared in accordance with US GAAP and adhere to all accounting standards/principles/practices in the US.
E.	Finance and Guarantees
i.	Full particulars of all money borrowed by the Company (including full particulars of the terms on which such money has been borrowed) have been disclosed.
ii.	No guarantee, mortgage, charge, pledge, lien, assignment or other security agreement or arrangement has been given by or entered into by the Company or any third party in respect of borrowings or other obligations of the Company except as disclosed.
iii.	The total amount borrowed by the Company does not exceed any limitations on the borrowing powers contained in the Memorandum and Articles of Association of the Company; or in any debenture or other deed or document binding on the Company. The shareholders’ resolution in this regard has been disclosed.
iv.	The Company has no outstanding loan capital, or has lent any money that has not been repaid, and there are no debts owing to the Company other than debts that have arisen in the normal course of business.
v.	The Company has not:
a) factored any of its debts or discounted any of its debts or engaged in financing of a type which would not need to be shown or reflected in the Financial Statements; or
b) waived any right of set-off it may have against any third party.
vi.	All debts (less any provision for bad and doubtful debts) owing to the Company reflected in the Financial Statements and all debts subsequently recorded in the books of the Company has either prior to the date of this Agreement been realised or will, within three months after the date of this Agreement, realise in cash their full amount as included in those Financial Statements or books and none of those debts nor any part of them has been outstanding for more than two months from its due date for payment.
vii.	No indebtedness of the Company is due and payable except as disclosed and no security over any of the assets of the Company is now enforceable, whether by virtue of the stated maturity date of the indebtedness having been reached or otherwise. The Company has not received any notice whose terms have not been fully complied with and/or carried out from any creditor requiring any payment to be made and/or intimating the enforcement of any security, which it may hold over the assets of the Company.
viii.	The Company is not subject to any arrangement for receipt or repayment of any grant, subsidy or financial assistance from any government department or other body except as disclosed

ix.	Particulars of the balances of all the bank accounts of the Company, showing the position as at the day immediately preceding the date of this Agreement, have been disclosed and the Company has no other bank accounts. Since those particulars were given, there have been no payments out of those accounts other than routine payments in the ordinary course of business.
x.	The Company has sufficient working capital for the purposes of:
a) continuing to carry on its Business in its present form and at its present level of income for the next 3 months; and
b) executing, carrying out and fulfilling in accordance with their respective terms all orders, projects and contractual obligations which have been placed with or undertaken by the Company.
xi.	A change of control or a change in shareholding of the Company will not result in:
a) the termination of or effect on any financial agreement or arrangement to which the Company is a party or subject; or
b) any indebtedness of the Company becoming due, or capable of being declared due and payable, prior to its stated maturity.
F.	Operations Since Balance Sheet Date
Since the Balance Sheet Date:
i. There has been no event, which would impede the Company’s ability to continue to operate the Business of the Company, as conducted as of the date of this Agreement.

ii.

No shareholder resolutions of the Company or any of the subsidiaries have been passed other than as routine business at any general meeting of the Company or to give effect to the transaction contemplated herein.

iii. The Company has conducted its business only in the ordinary course consistent with past practice.
iv. The Company has not issued or authorized issuance of any share, bond, note, share warrants, options or any other security of the Company.
v. As on the date of the Financial Statements, the aggregate amount of the Company’s debts, obligations or liabilities does not exceed the amount specified in the Financial Statements.
vi. The Company has not paid any debt, obligation or liability, or discharged, settled or satisfied any claim or Encumbrance except in the normal course of business except as disclosed
vii. Other than as required under this Agreement, the Company has not purchased, redeemed or otherwise acquired, directly or indirectly, any share capital.
viii. The Company has not created, voluntarily or involuntarily, any Encumbrance upon any of their assets or properties, present or future.
ix. The Company has not sold any of its assets or properties except in the normal course of business.
x. The Company has not made any expenditure for the purchase, acquisition, construction or improvement of any equipment or capital asset except in the normal course of business.
xi. The Company has not increased the salary, rate of wages, bonuses or other remuneration/compensation (whether cash, equity or otherwise) of any employee except in the normal course of business.
xii. The Company has not given any loan or amended terms to any loan to any Person.

xiii. The Company has not signed, amended, terminated or failed to renew any contract, except in the ordinary course of business consistent with past practice.
xiv. The Company has not prepaid any obligation except in the normal course of business.
xv. The Company has not become subject to any Encumbrance or litigation.
xvi. The Company has not changed its accounting methods or practices or, written off any reserves.
xvii. The Company has not revalued its assets.

xviii.

The Company has not received any threats, which it reasonably believes may result in potential litigation, liability, or any extraordinary cost from any third parties, past, or present employees, or governmental or regulatory bodies.

xix.

No transaction to which the Company has been party has taken place which, or if it had taken place on or before the Balance Sheet Date, would have been required to be disclosed or reflected in the Financial Statements.

xx. No dividend or other distribution (whether in cash, shares, stock, property or any combination thereof) in respect of its share capital, has been declared, made or paid to its members.
xxi. The Company has not cancelled any debts or waived any claims or rights of substantial value.
xxii. Except in the normal course of business, the Company has not written down the value of any work-in-progress or asset, or written off as un-collectible any accounts receivable.
xxiii. The Company has not amended or terminated any agreement.
xxiv. The Company has not renewed, extended or modified any lease or other usage right over any real property except in the normal course of business.
xxv. There are no circumstances making bad or doubtful any of its book debts.

xxvi.

There has been no change (nor any development or event involving a prospective change) of which the Company/Promoters is, or might reasonably be expected to be, aware which is adverse to or could be reasonably be expected to have an adverse impact on the condition (financial or otherwise), prospects, profits, profitability, results of operations, assets, business or general affairs of the Company.

xxvii. The Company has not made any commitment to do any of the matters described in subparagraphs i through xxvi above.
G.	No Undisclosed Liabilities
The Company does not have any obligations or liabilities of any nature (whether accrued, absolute, contingent, matured, unmatured or otherwise, whether or not required to be reflected on financial statements in accordance with Indian GAAP) other than those set forth or adequately provided for in the Financial Statements for the period ended on the Balance Sheet Date, except as disclosed.
H.	Taxes
The Promoters hereby represent and warrant that the Company, except as disclosed:

i.

has timely filed all returns, estimates, information statements, reports and any other filings required by Applicable Law (“Tax Returns”) relating to Taxes, required to be filed by the Company with any Tax authority. Such Tax Returns are true and correct in all respects, discloses all income of the Company from all sources and have been completed in accordance with Applicable Law in all respects.

ii.

the Tax Returns have been correct and complete and made on a proper basis. In connection with all such returns, notices, accounts or information which is being disputed by the Tax authorities, the Company has submitted proper representations/appeals to the appropriate authorities and there is no fact known to the Company after making due and careful enquiries which might be the occasion of any such dispute or of any claim for Taxation in respect of any financial period down to and including the Balance Sheet Date.
iii. has paid all Taxes due and payable.

iv.

has not been delinquent in the payment of any Tax, nor is there any Tax deficiency outstanding as per the Tax Return submitted, against the Company nor has the Company executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

v.

No assessment or other examination of any Tax Return of the Company by any Tax authority is presently in progress, nor has the Company been notified of any request for such an audit or other examination.

vi.

Subject to sub-clause (ii) hereinabove, no adjustment relating to any Tax Returns filed by the Company has been proposed in writing formally by any Tax authority to any of the Company or any representative thereof.

vii.

The Company is not a party to nor has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement, and has never been a party to any partnership, association of persons or other agreement that could be treated as a partnership for Tax purposes.

viii.

The Company has concluded no agreement and has not been party to a transaction or operation likely to be assessed, disregarded, rejected or otherwise re-characterized on the grounds that it was made for the purpose of Tax avoidance. Transactions entered into by the Company have been on arm’s length terms.

ix. There is no attachment for taxes on the assets of the Company.

x.

As of the Completion Date, if applicable, the Company will have withheld with respect to its employees and all other third parties all applicable Taxes, required to be withheld pursuant to withholding requirements under or pursuant to any Applicable Laws and will have made payment of such Taxes to the appropriate authorities within the due dates thereof.

xi.

As of the Completion Date, the Company will have withheld with respect to its employees all Taxes to be deducted at source and made appropriate contributions to the provident fund authorities, employee state insurance, general or life insurance corporations and their subsidiaries, and paid any and all other Taxes required under Applicable Laws.

I.	Stamp Duties
To the best of the knowledge of the Promoters and the Company, all documents executed by the Company have been duly stamped and no document now or at the Completion Date, is or will be unstamped or insufficiently stamped.
J.	Condition of Assets
All the equipment and other tangible property of the Company are in all respects in good and serviceable condition (except for normal wear and tear).
K.	Governmental Permits
i.	The Company possesses all crucial licenses, franchises, permits, privileges, immunities, approvals and other authorizations necessary to entitle it to own or lease, operate and use its assets and to carry on and conduct its Business as currently conducted (collectively “Governmental Permits”).
ii.	The Company has performed all key obligations under each Governmental Permit, including payment of fees. No event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under, or which would allow revocation or termination of, any crucial Governmental Permit.

iii.	The Company has not received notice of cancellation, default or any dispute concerning any crucial Governmental Permit. No filing, approval or consent of any governmental body, is required before Completion Date to assure the continued validity of the crucial governmental permits after the Completion Date.
L.	Intellectual Property and Confidential Information
i.	The Company is not in breach of, nor has the Company failed to perform under, any of the contracts, licenses or agreements entered into by the Company for all products or software that are being used by the Company for conducting its business. Further, all such contracts, governmental permits and agreements referenced in this paragraph will either continue in force to the benefit of the Company and the Investor following the Completion Date without the need for approval by any Person or, in case the same is being completed its period the same shall be extended/renewed for further period after negotiation with the respective bodies/party. Neither the consummation of the transactions contemplated in the Transaction Documents nor the disclosure of any materials or information in connection with the Transaction Documents will either violate or result in the breach, modification, termination or suspension of (or give the other party thereto the right to cause any of the foregoing) any of the important contracts, governmental crucial permits and agreements to which the Company is a party and following the Completion Date, the Company will be permitted to exercise all of the Company’s rights and receive all of the Company’s benefits (including payments) under such contracts, licenses and agreements to the same extent that the Company would have been able to, had the transactions contemplated by the Transaction Documents not occurred and without the payment of any additional amounts or consideration other than the ongoing fees, royalties or other payments which the Company would otherwise have been required to pay had the transactions contemplated by this Agreement not occurred.
ii.	The Company has made best efforts to protect the confidential information and trade secrets of the Company and the Company’s rights therein and to protect the confidential information and trade secrets provided by any other Person to the Company.
iii.	As on the Completion Date, the Company has not received notice from any Person claiming that the operation of the Company infringes or misappropriates any Intellectual Property of any Person (nor does the Company has knowledge of any basis therefore).
iv.	There are no contracts, licenses or agreements between the Company and any other Person with respect to any technology or Intellectual Property under which, (as on the Completion Date) there is any dispute regarding the scope of such agreement, or performance under such agreement, including with respect to any payments to be made or received by Company thereunder.
v.	The Company to the best of their knowledge does not have any agreements and/or arrangements under which confidential information of any Person (“Third Party Confidential Information”) is made available to the Company.
vi.	To the best knowledge of the Company it does not use any processes and is not engaged in any activities, which involve the misuse of any Third Party Confidential Information.
vii.	The Company is not in breach of any agreement or arrangement pursuant to which Third Party Confidential Information is made available to the Company and is not aware of the existence of any circumstances under which its right to use such Third Party Confidential Information may be terminated.
viii.	The Company is not aware of any actual or alleged misuse by any Person of any of its confidential information. The Company has not disclosed to any Person any of its confidential information except where such disclosure was properly made in the normal course of the Company’s business and was made subject to an agreement under which the recipient is obliged to maintain the confidentiality of such confidential information and is restrained from further disclosing it or using it other than for the purposes for which it was disclosed by the Company.

M.	Title to Property
i.	No approval of the lessors/licensors under such deeds/contracts would be required to ensure the continued validity of any deeds/contracts after the Completion Date for any real property occupied or used by the Company except for the leases, which are expiring on the completion of their tenure.
ii.	The said real properties and all other assets and properties which are included in the Financial Statements or have otherwise been represented as being the property of the Company were at the Balance Sheet Date and will be at the Completion Date the absolute property of the Company free and clear of all title defects or any Encumbrances and save for those subsequently disposed of or realized in the ordinary course, all such assets and all assets and debts which have subsequently been acquired or arisen are now the absolute property of the Company and none is the subject of any Encumbrance or the subject of any lease, lease hire agreement, hire purchase agreement or agreement for payment on deferred terms or is the subject of any licence or factoring arrangement.
iii.	The Company is in possession and control of all the assets included in the Financial Statements or acquired since the Balance Sheet Date and all other assets used by the Company as being in the possession of a third party in the normal course of business.
iv.	None of the assets, undertaking or goodwill of the Company is subject to an Encumbrance, or to any agreement or commitment to create an Encumbrance, and no person has claimed to be entitled to create such an Encumbrance.
v.	The assets of the Company comprise all the assets necessary for the continuation of the Company’s business in the manner in which such business has been carried on as at the Balance Sheet Date and as at Completion Date.
vi.	The Company has a good and marketable title and absolute and unfettered right to use, occupy and hold all of its immovable assets. Upon consummation of the transactions contemplated under this Agreement, the Company will continue to have good and marketable title in and to each of the immovable assets free and clear of all or any Encumbrances.
vii.	All the agreements, deeds and documents under which the Company has acquired the ownership, leasehold or any other rights in relation to the immovable assets and movable assets are valid, in force, duly stamped and registered in accordance with the Applicable Laws.
viii.	All agreements with respect to leases, easements, rights of way, licenses, and other interests in the immovable assets and movable assets are free and clear of any defects, claims or Encumbrances and subject to no present action or threatened action.
ix.	The Company shall be entitled to the use and occupy the immovable and movable assets free from any Encumbrance and any tenancy, lease, right of occupation, reservation, easement or privilege in favour of any third party.
x.	The present use, occupancy and operation of the immovable assets and movable assets, and all aspects of the improvements thereon and thereto are in compliance in all respects with legal requirements and are not in violation of any private restrictive covenants or records. There exist no conflicts or disputes with any government or person relating to any immovable assets and/or movable assets or the activities thereon.
xi.	There are no easements, quasi-easements, restrictive covenants, rights or watercourses or other rights or servitudes affecting the immovable assets and movable assets. Further, there are no ways, passages, rights of way, easements or privileges in common with any other property except as prescribed by the statutory guidelines.
xii.	There does not exist any agreement or arrangement with the government or any of the adjoining owners or any other person whosoever, whereby the full beneficial enjoyment of the immovable assets and movable assets is liable to be terminated, extinguished or curtailed.

xiii.	The immovable assets do not comprise any encroached properties nor has there been any encroachment made on the immovable assets by occupants of the adjoining properties or any other person.
xiv.	The Company is solely and absolutely entitled to peacefully and quietly hold, occupy, possess and enjoy the immovable assets and movable assets held by it in its own name for its own use and benefit without any suit, lawful eviction, interruption, claim and demand, whatsoever from any person.
xv.	The Company is entitled, during the tenure of the lease(s) and the licence(s) in respect of the immovable and movable assets, to peacefully and quietly hold, occupy, possess and enjoy all the leasehold assets for its own use and benefit without any suit, lawful eviction, interruption, claim and demand, whatsoever from any person.
xvi.	All buildings that are owned by the Company have been constructed in accordance with plans and specifications approved by the regulatory authorities and no parts of any of the buildings are unauthorized.
xvii.	The plant and machinery, buildings and equipment included in the immovable assets and movable assets are in good operating condition and have been maintained consistent with standards generally followed in the industry and are suitable for their present uses and have no defects.
N.	Labour Law
The Company has in relation to each of its employees (and so far as relevant to each of its former employees) complied in all respects with:
i.	all obligations imposed on it by Employees Provident Fund and Miscellaneous Provisions Act, 1952, Child Labour (Prohibition and Regulation) Act, 1986, the Payment of Bonus Act, 1965, Contract Labour (Regulation and Abolition) Act, 1970 and the Minimum Wages Act, 1948 and all other applicable statutes, regulations and has maintained current, adequate and suitable records regarding the service of each of its employees;
ii.	all collective agreements and customs and practices for the time being dealing with such relations or the conditions of service of its employees; and
iii.	all relevant orders and awards made under any relevant statute, regulation or code of conduct and practice affecting the conditions of service of its employees.
iv.	The Company: (i) is in compliance with all applicable central, state and local laws, rules and regulations respecting employment, employment practices, labour relations, collective bargaining, terms and conditions of employment and wages, overtime, vacation and hours, in each case, with respect to employees of the Company, (ii) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to the employees of the Company and (iii) are not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing.
O.	Employee Relations and Agreements
i.	The Company is not in default of any obligation to any of its employees.
ii.	The Company does not have any trade union of its employees or contract employees.
iii.	There are no pending, threatened, or reasonably anticipated substantive claims or actions against the Company by any of the employees in respect of compliance with applicable labour laws.
iv.	No work stoppage or labour strike against the Company is pending, threatened or reasonably anticipated. The Company does not know of any activities or proceedings of any labour union to organize any employees of Company. There are no serious actions, suits, claims, labour disputes or grievances pending, threatened or reasonably anticipated relating to any labour, involving any employee of the Company.

v.	The Company is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to employees of the Company and no collective bargaining agreement is being negotiated with respect to employees of the Company.
vi.	The execution of the Transaction Documents and consummation of the transactions contemplated thereunder will not result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employees of the Company or terminate their employment.
vii.	No offer of employment or engagement has been made by the Company that has not yet been accepted, or which has been accepted but where the employment or engagement has not yet started.
viii.	No key employee of the Company:
a) Has been given an unexpired notice terminating his contract of employment; or
b) Has been offered any employee stock option; or
c) Has any share in the profit or revenue of the Company; or
d) Is under notice of dismissal; or
e) Has been terminated in circumstances that may give rise to a claim against the Company in relation to loss of office or termination of employment (including, without limitation, redundancy).
ix.	No gratuitous payment has been made or promised by the Company in connection with the actual or proposed termination or suspension of employment or variation of any contract of employment of any present or former director or employee.
x.	The Company is not involved in and there are no present circumstances, which are likely to give rise to any labour, industrial or trade dispute or any dispute or negotiation with any employees, worker or association of trade unions or organisation or body of employees.
xi.	There is not in existence any contracts of service with directors or employees of the Company, nor any consultancy agreements with the Company, which cannot be terminated by six months’ notice or less or (where not reduced to writing) by reasonable notice without giving rise to any claim for damages or compensation.
xii.	There are not in existence nor has any proposal been announced to establish any retirement, death or disability benefit schemes for directors or employees nor are there any obligations to or in respect of present or former directors or employees with regard to retirement, death or disability pursuant to which the Company is or may become liable to make payments and no pension or retirement or sickness gratuity is currently being paid or has been promised by the Company to or in respect of any former director or former employee.
xiii.	The Company is not a party to or bound by or proposing to introduce in respect of any of its directors or employees any redundancy payment scheme, and there is no agreed procedure for redundancy selection.
xiv.	The Company has not incurred any actual or contingent liability in connection with any termination of employment of its employees (including redundancy payments) or for failure to comply with any order for the reinstatement or re-engagement of any employee.
xv.	The Company has not incurred any liability for failure to provide information or to consult with employees under any applicable employment legislation.
xvi.	The Company has not made or agreed to make a payment or provided or agreed to provide a benefit to a present or former director or officer, employee or to their dependants in connection with the actual or proposed termination or suspension of employment or variation of an employment contract.

xvii.	The Company has not offered, promised or agreed to any future variation in the contract of any employee.
xviii.	In respect of each employee, the Company has:

a)

performed all obligations and duties they are required to perform (and settled all outstanding claims), whether or not legally binding and whether arising under contract, statute, or under any treaties;

b) complied with the terms of any relevant agreement or arrangement with any trade union, employee representative or body of employees or their representatives (whether binding or not);
c) maintained adequate, suitable and up to date records.
xix.	The Company is not adversely affected by any employee relations/issues of its sub-contractors, and if affected, it has adequate remedies to protect itself in such events.
P.	Related Party Transactions
i.	No loans has been given by the Company to any of its Shareholders and/or any director of the Company;
ii.	There are no existing contracts or engagements to which the Company is a party in which any Shareholder and/or any director of the Company is interested, except as disclosed in accordance with Section 299 of the Act.
iii.	Except as disclosed, no director of the Company or the Shareholder is receiving fees and percentages from Company, or any benefits received by him otherwise than in cash in respect of his services as a director.
iv.	All transactions, agreements, arrangements (written or oral) and understandings between the Company and related parties or those to which Section 297 and 299 of the Act apply and that all such transactions, agreements, arrangements (written or oral) and understandings are in compliance with the relevant provisions of the Act, are on arms length basis and on reasonable commercial terms and have been disclosed to the Investor.
Q.	Capital Commitments, Unusual Contracts, Guarantees
The Company:

i.

has not entered into any contracts or commitments which can create or is likely to create any obligations or liabilities, or in terms of which the Company is or will be bound to pay any royalties or waive or abandon any rights;

ii.

has entered into all contracts in writing and all contracts are in full force and enforceable in accordance with their terms and have to the best of their knowledge been duly stamped and registered and consents have been obtained from the Board, Shareholders and from appropriate authorities as required by law;

iii.

has not delegated any powers under a power of attorney which remains in effect and has not given or made no outstanding offer, tender, quotation or the like which is capable of giving rise to a contract merely by any unilateral act of a third party or on terms calculated to yield a gross profit margin inconsistent with that usually obtained by the Company, except in the normal course of business;

iv. has not by reason of any default by it in any of its obligations become bound or liable to be called upon to repay prematurely any loan capital or borrowed moneys;
v. has not entered into nor is it bound by any guarantee or indemnity in favour of any third party under which any liability or contingent liability is outstanding;
vi. has not or will not at any time prior to the Completion Date sold/sell or otherwise disposed/dispose of any shares or assets in circumstances such that it is, or may be, still subject to any liability (whether contingent or otherwise) under any representation, warranty or indemnity given or agreed to be given on or in connection with such sale or disposal, except in the normal course of business.
R.	Power of Attorney
i.	Except as contemplated in this Agreement, there are no powers of attorney in force given by the Company.
ii.	No person, as agent or otherwise, is entitled or authorised to bind or commit the Company to any obligation not in the ordinary course of the Company’s business.
S.	Compliance With Laws; Litigation
i.	The Company has complied in all respects with and is not in violation of non-minor nature in any central, state or local statute, law or regulation with which may adversely impact the conduct of its business.
ii.	Neither the Company nor any person for whom the Company is vicariously liable:

a)

is engaged in any litigation, administrative, mediation or arbitration proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency (except for debt collection in the normal course of business) other than the case pending with the Company Law Board that was filed on 16 January, 2008 (Shri Gopal Krishna Agarwal & Others Vs. Global Hi-Tech Industries Limited & Others); or

b) is the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body.
iii.	No director of the Company is, to the extent that it relates to the business of the Company, engaged in or subject to any of the matters mentioned in paragraph S(ii) of Schedule 3.
iv.	No such proceedings, investigation or inquiry as are mentioned in paragraph S(ii) or paragraph S(iii) of Schedule 3 have been threatened or are pending and there are no circumstances likely to give rise to any such proceedings.
v.	The Company is not affected by any existing or pending judgments or rulings and has not given any undertakings arising from legal proceedings to a court, governmental agency, regulator or third party.
vi.	There is no judgment, decree or order against the Promoters, Company or, any of its directors or key executives (in their capacities as such), or any basis therefor, that could prevent, enjoin, or alter or delay any of the transactions contemplated by the Transaction Documents or substantially prejudice the business of the Company.
T.	Insurance
i.	The insurance policies maintained by or on behalf of the Company provide full indemnity cover against all losses and liabilities including business interruption and other risks that are normally insured against by a person carrying on the same type of business as the Company in accordance with good industry practice or standard.
ii.	All the assets of the Company which are of an insurable nature have at all times been and are at the date hereof insured against fire and other risks normally insured and the Company has at all times been and is at the date hereof adequately covered against accident, third party errors and omissions and other risks normally covered by insurance.
iii.	All premiums due and payable under all such policies have been paid and the Company is otherwise in compliance with the terms of such policies.
iv.	The Company has no knowledge of any threatened termination of, or premium increase with respect to, any of such policies.

v.	There are no outstanding claims under, or in respect of the validity of, any of those policies and to the knowledge of the Warrantors there are no circumstances likely to give rise to any claim under any of those policies.
vi.	All the insurance policies are in full force and effect, are not void or voidable, nothing has been done or not done which could make any of them void or voidable and completion of the transaction contemplated in this Agreement will not terminate, or entitle any insurer to terminate, any such policy.
vii.	The Company shall keep such insurance or comparable insurance in full force and effect through the Completion Date.
U.	Contracts
i.	In this section “Material Contract” means an agreement or arrangement to which the Company is a party or is bound by and which is of material importance to the business, prospects, profits, profitability, assets, financial condition or financial position of the Company.
ii.	The Company is not a party to or subject to any agreement or arrangement which:
a) is a Material Contract; or
b) is of an unusual or exceptional nature; or
c) is not in the ordinary and usual course of business of the Company; or
d) may be terminated as a result of any change of control of the Company; or
e) restricts the freedom of the Company to carry on the whole or any part of its business in any part of the world in such manner as it thinks fit; or
f) involves partnership, joint venture, consortium, joint development, shareholders or similar arrangements; or
g) is incapable of complete performance in accordance with its terms within six months after the date on which it was entered into; or
h) cannot be readily fulfilled or performed by the Company on time and without undue or unusual expenditure of money and effort; or
i) involves or is likely to involve an aggregate consideration payable by or to the Company other than in the ordinary course of business; or
j) requires the Company to pay any commission, finders’ fee, royalty or the like; or
k) is not on arm’s length terms.
iii.	Each Material Contract is in full force and effect and binding on the parties to it. The Company has not defaulted under or breached a Material Contract and:
a) no other party to a Material Contract has defaulted under or breached such a contract; and
b) no such default or breach by the Company or any other party is likely or has been threatened.
iv.	No notice of termination of a Material Contract has been received or served by the Company and there are no grounds for determination, rescission, avoidance, repudiation or a material change in the terms of any such contract.
v.	There are no agreements or arrangements to which the Company is subject that involve obligations or liabilities that ought reasonably to be made known to the Investor.
V.	Suppliers and Customers
The Company has not received any communication indicating that any such supplier or customer intends to cease doing business with the Company or alter the nature of its relationship with the Company.

W.	Banks
The Company has disclosed the names and addresses of all banks or other financial institutions in which the Company has an account or deposit together with a list of names of all Persons authorized to draw on such accounts or deposits.
X.	Business
As on Completion Date, the business of the Company comprises only of the Business, however the Company is not restricted in any manner to undertake any new business after the Completion Date.
Y.	No Restrictions on Business Activities
Except agreements entered into between customers, vendors, collaborators and shareholders, there is no agreement or contract, except in the normal course of business, (non-compete or otherwise), commitment, judgment, injunction, order or decree to which the Company is a party or otherwise binding upon the Company which has or reasonably could be expected to have the effect of prohibiting or impairing any current business practice of the Company any acquisition of property (tangible or intangible) by the Company or the conduct of business by the Company as of the date of this Agreement and the Completion Date.
Z.	Potential Conflicts of Interest
Except as may be disclosed pursuant to Section 299 of the Act, neither any Promoters and/or their Affiliates and/or their relatives, directors, nor any key employee of the Company:

i.

owns, directly or indirectly, any interest (including beneficial interest) in or is an officer, director, employee or consultant of, any Person that is, or is engaged in business as, a competitor, customer or distributor of the Company or receives any benefit (monetary or otherwise) from the Company; or

ii. owns, directly or indirectly, in whole or in part, any intellectual or other property that the Company uses in the conduct of its business.
AA.	Documents Provided
The Company has delivered true and complete copies of each document to the extent such document exists and has delivered true and complete summaries of each oral or other non-written contract that has been requested in writing (including for this purpose by email) by the Investor or its representatives in connection with the transactions contemplated hereby.
BB.	Additional Representations and Warranties
i.	All contracts/arrangements/documents entered into between the Company and/or other companies in which the Promoters or their Affiliates or their relatives directly or indirectly have an interest or shareholding shall be at arms length basis.
ii.	The prices paid by the Company to its suppliers for purchase of raw materials or components, as the case may be, are in accordance with the generally acceptable market prices for similar arrangements.

CC.	Title Warranties
i.	The Promoters are the legal and beneficial owner of the Sale Shares and Remainder Shares and subject to payment of the Sale Consideration and consideration for Remainder Shares by the Investor in terms of this Agreement will deliver in favour of the Investor good and marketable title to all of the Sale Shares and Remainder Shares, free and clear of any Encumbrance and contractual rights of third parties (including rights of first refusal) and legal disputes.
ii.	The Promoters have not created any Encumbrance over the Sale Shares and Remainder Shares.
iii.	The Promoters are not a party to any pre-emptive, right of first refusal/offer or other similar restrictions pertaining to the Sale Shares and Remainder Shares and have not granted any person other than the Investor the option to acquire the Sale Shares or Remainder Shares or any interest therein.

iv.	The Sale Shares and Remainder Shares are fully paid up and validly issued.
v.	Since the Balance Sheet Date there has been no alteration or increase in the share capital and there has been no variation in the rights attaching to the Sale Shares or Remainder Shares of the Company.
vi.	Other than as provided in this Agreement, there has been no alteration or amendment to the Memorandum or Articles of Association of the Company.
DD.	Neither the execution and delivery of this Agreement by the Promoters nor the consummation by the Promoters of the transactions contemplated hereby shall violate, conflict with or result in the breach of any of the terms, conditions or provisions of the Memorandum of Association and Articles of Association or any agreement to which the Company or the Promoters are a party or any law, regulation, order, ruling, decree, judgment, arbitration award or stipulation to which the Company or the Promoters are subject, or constitute a default thereunder which would result in the creation or imposition of any lien, charge, encumbrance or other third party interest thereunder upon the Shares.
(v)	The Company has not received any share application money other than INR. 59,500,000 standing in the name of Raipur Engineering Services, Geeta Associates, Maruti Enterprises and Industrial Traders as disclosed on the date of signing of this Agreement.
(vi)	The Company has not received or accepted any deposits from the public under the Companies Act.
(vii)	The Company does not have any other bank accounts other than the ones listed below.
(vii)	The Company/Board has not issued any powers of attorney that are currently in force.
(viii)	The Company has not entered into any transaction that is in breach of section 297 of the Companies Act.
(ix)	The workman of the Company are not a part of any registered trade union in India.
(x)	The Company has entered into term loans and working capital facilities including overdraft facilities as disclosed.
(xi)	The Company has not violated any of the covenants prescribed by the State Bank of India, Bank of Maharashtra, Canara Bank, State Bank of Patiala, Union Bank of India and UCO Bank under the term loan agreement dated March 31, 2006, the working capital agreement dated 15 October, 2007 and the underlying sanction letters.
(xii)	The Promoters have not entered into any contracts, arrangements or engagements with any third party(ies) or done any acts which may at a later stage lead to any material liabilities for the Company, other than the acts done by it in the usual and ordinary course of business.
(xiii)	The Company has obtained all requisite licenses and approvals from the designated authorities under Applicable Laws for legally carrying on the business of the Company in India including all approvals and clearances required to be obtained under environmental laws from the Indian government and Gujarat Pollution Control Board.
(xiv)	The Employees’ State Insurance Act, 1948 does not apply to the Company.
(xv)	The Company has been complying with all applicable labour legislations including the Factories Act, 1948, the Contract Labour (Regulation and Abolition) Act, 1970, the Bombay Shops and Establishments Act, 1948, the Minimum Wages Act, 1948, the Payment of Bonus Act, 1965 and the Maternity Benefit Act, 1961.

Space Intentionally left blank

SCHEDULE 3A; DISCLOSURE SCHEDULE

1)	As per the order of Company Law Board, Ministry of Company Affairs of India dated March 13, 2008, the company has been retrained from holding any meetings of Board of Directors. In accordance with this order, the company was unable to hold the Annual General Meeting for the year ending March 31, 2008, which was due on September 30, 2008.
Further, the annual returns for the financial year ended March 31, 2008 have not been filed with the Registrar of Companies of India.
2)	The Return of Income Tax for the financial year ending March 31, 2008 are pending for filing.
3)	As on the date of this agreement the company has invested INR 2,000,000 (Two Million Only) in the 200,000 equity shares of Raipur Securities and Investment Limited.
4)	The details of unsecured borrowings from shareholders/directors/other parties as on the date of this agreement are detail below:

Name of Lender	Amount (INR)	Interest Rate (Per Annum)	Term
Ashiana Homes Pvt. Ltd.	10,000,000	12%	On demand
Boond Mercantile Pvt. Ltd	500,000	N.A.	On demand
City Distributors (India) Pvt. Ltd	1,500,000	N.A.	On demand
Daksh Timbers & Steel Private Ltd.	16,794,383	N.A.	On demand
Hi-Tech Abrasives Ltd.	2,292,323	14%	On demand
Hi-Tech Commodity Pvt. Ltd.	3,647,808	N.A.	On demand
Hiteshi Capital Management Pvt. Ltd.	150,000	N.A.	On demand
Nisha Traders	1,761,256	N.A.	On demand
N K Traders	4,127,251	N.A.	On demand
Pioneer Super Steel & Wooden Pvt. Ltd.	2,651,846	N.A.	On demand
Ronit Textiles Pvt. Ltd.	85,000	N.A.	On demand
Vikas Mining & Steel (P) Ltd.	189,223	N.A.	On demand
Maruti Textile Agencies	2,200,000	N.A.	On demand
Maruti Trading Company	7,050,000	N.A.	On demand
Total	52,949,090
5)	Details of term loan and working capital as on date of this agreement is as follows:

Particulars	Amount (INR)	Interest Rate* (Per Annum)	Term
Working Capital (Cash Credit Facilities)
Canara Bank (C.C.) – 5044	98,746,702	PLR + 2.50%	N.A.
State Bank of India (C.C) – 30022690165	106,634,571	PLR + 0.75%	N.A.
State Bank of Patiala (CC) 65027637638	97,171,996	PLR + 0.50%	N.A.
Union Bank of India (CC) 50185	22,474,076	PLR + 3.50%	N.A.
UCO Bank (CC)101017	97,902,675	PLR	N.A.
Term Loans
Bank of Maharashtra – 0671-0140-000371	70,536,691	PLR + 0.25%	Till FY2012
Canara Bank – 000017	65,699,849	PLR + 0.75%	Till FY2012
Canara Bank – 000018	22,440,919	PLR + 0.75%	Till FY2011
State Bank of India – 30013741511	129,748,087	PLR + 1.25%	Till FY2012
UCO Bank – 6654	141,594,794	PLR + 0.50%	Till FY2012

*	BPLR: Prime Lending Rate

6)	The details of charges created/guarantees given with respect to the borrowings made by company are given below:
Primary Security
The Company has deposited the title deeds with the State Bank of India, being the lead banker, for the various pieces of land aggregating to 138 acres and 10 gunthas located at Village: Kanaiyabe, District: Bhuj, Gujarat (i.e., the land on which the steel plant is located) as primary security for the Consortium Loan.
Collateral Security
Further, the title deeds for the following properties have been deposited with State Bank of India as collateral securities for the Consortium Loan.

(i)

2 plots of land at Khasra No. 20/4 Area 0.243 hectre and khasra no. 0/26 area 0.129 hectre at Gram Birgaom, Patwari Halka No. 101, Raipur Nigam Mandal- Dharsiva Chattisgarh standing in the name of Mr. Pankaj Tekriwal

(ii) 1 plot of land at khasra no. 396/34 area 0.097 hectre at Gram Lanhandhi Patwari Halka No. 113, Raipur Nigam Mandal, Raipur standing in the name of Mr. Narayan Tekriwal
(iii) Mandal, Raipur at the name of Shri Narayan Tekriwal at Gram Lanhandhi Patwari Halka No. 113, Raipur Nigam Mandal, Raipur standing in the name of Mr. Pankaj Tekriwal
(iv) 3 plots of land admeasuring 22.373 hectres at Gram Newdha, P.H. No. 20, Raipur Nigam Mandal, Jarod, Simga, Raipur standing in the name of Hi-Tech Abrasives Ltd.
Further, the Company has created a charge on the movable assets and book debts of the Company. The exact description of the properties charged under the Hypothecation Deed is as follows:

(i)

First pari-passu charge on all and singular of the borrower’s current assets, namely stocks of raw material, semi-finished and finished goods, stocks and spares, (consumables stores and spares), bills receivables and book debts and all other movables of the borrower/both present and future excluding such movables as may be permitted by the said banks from time to time but including documents of title to goods and other assets such as outstanding monies, receivables including receivables by way of cash assistance and/or cash, including under the cash incentive scheme or any other scheme claims including claims by way of refund of customs/excise duties under the duty draw back credit scheme or any other scheme, bills, invoices, documents, contracts, agreements, securities, investments and rights, both present and future of the borrower being align in the borrower’s premises or godowns of rented and whether lying loose or incases or otherwise used in the business or the borrower at the said site or in transit now belonging to or that may at any time, during the continuance of the said facilities and this security, belong to the borrower or that may be held by any party to the ordered or dispositions of the borrower.

(ii) Second pari-passu charge on all the movable assets of the borrower situated at the Village Kanyabye, District Bhuj, Gujarat.
In addition, the following guarantees hold true for Global Hi-Tech Industies Ltd. as on date:
• Corporate guarantee deed dated October 15, 2007 given by Hi-Tech Abrasives Limited
• Personal deed of guarantee dated 15 October, 2007 given jointly by Mr. Narayan Tekriwal, Mr. Ashok Maskara and Mr. Rohit Maskara
• Personal deed of guarantee dated 15 October, 2007 given by Mr. Pankaj Tekriwal

7)	The total amount borrowed by the Company does not exceed the limitations on the borrowing powers accorded to the board of directors as per the resolution passed in the annual general meeting of the share holders on 29th September, 2007 under sec 293(1)(d) of the Companies act 1956. The copy of resolution is given below:
“RESOLVED THAT pursuant to Section 293(1)(d) of the Companies Act, 1956, the consent of the Company be and is hereby accorded to the Board of Directors for borrowing to the extent of Rs. 500 Crores from various Banks/Financial Institutions by way of mortgage/ hypothecation of the Company’s properties.”
8)	The Details of the benefits availed by the company from the Government Authorities are as given below:

Sr. No	Head	Section/Notification	Granted by	Remarks
1	Central Excise	Exemption Under 39/2001 Notification as amended	Unit is availing the said exemption, Duly granted by Chief Commissioner of Central Excise & Customs, Ahmedabad and Principal Secretary, Industries & Mines Dept., Gujarat State.	The Slab is in 2 levels Above 20 crs Below 20 crs The Plant is having investment of above 20 crs. And exemption period is from 08.07.2005 to 07.07.2010.
2	Sales Tax/GVAT	Exemption Under Kutch incentive package scheme notification as amended	Unit is availing the said exemption, Duly granted by State level committee under the head of Principal Secretary, Industries & Mines Dept., Gujarat State.	The exemption is available on the investment made up to 31.12.2005 for 7 years.
9)	Details of Bank accounts of the Company are given below:

Sr. No	Name of Bank	Account No	Type of Account	Branch	Autorized Signatory
1	Allahabad Bank	CD/113233	Current Account	635, Mistri Building, Dhobi Talao, Mumbai 400002	Narayan Tekriwal, Ashok Maskara
2	Bank Of Maharashtra	60004229291	Current Account	Mittal Chembers, Nariman Point, Mumbai	Narayan Tekriwal, Ashok Maskara
3	HDFC Bank Ltd	2162320003841	Current Account	Gandhidham	Narayan Tekriwal, Ashok Maskara

Sr. No	Name of Bank	Account No	Type of Account	Branch	Autorized Signatory
4	Kotak Mahindra Bank Ltd.	9582000010892	Current Account	5C/II, Mittal Court, 224, Nariman Point, Mumbai-400021	Narayan Tekriwal, Ashok Maskara
5	State Bank of India	30018512927	Current Account	Sector 9, Gandhidham	Narayan Tekriwal, Ashok Maskara
10)	Details of Directors Remuneration of 2007 – 08 is as under

Directors	Remuneration Amount (INR)
Mr. Narayan P Tekriwal	225,000/-
Mr. Rohit Maskara	225,000/-
11)	As on the date of this agreement, the Income Tax Scrutiny for the assessment year 2006 – 07 is in process and hearings are carried on at Raipur, Chhattisgarh, India.
12)	The details of share application money received by the Company, as on date of agreement are detailed below:

Name	Amount in INR
Raipur Engineers Services	48,000,000
Geeta Associates	3,000,000
Maruti Enterprise	5,500,000
Industrial Traders	3,000,000
Sunil Gupta	1,000,000
Total	60,500,000

SCHEDULE 4

NO-OBJECTION CERTIFICATES
[ON THE LETTERHEAD OF EACH SHAREHOLDER]

Date: []

To,
Delta Enterprises Limited
Halifax Management Limited,
5th Floor,
C & R Court, 49 Labourdonnais Street,
Port Louis, Mauritius

RE: NO OBJECTION LETTER UNDER THE PROVISIONS OF PRESS NOTE. 1 DATED JANUARY 12, 2005 AND ANY STATUTORY RE-ENACTMENT THEREOF

We hereby grant our free, unconditional and irrevocable no objection to you, your affiliates and/or any other entity forming part of your group to make any investment in, or enter into a collaboration with, any other entity in India including but not limited to any entity carrying on any business in the same field as the business being carried on by Global Hi-Tech Industries Limited (‘Company’) or any of its subsidiaries, its successors in interests and assigns.

We also grant our free, unconditional and irrevocable no objection to you, your affiliates and/or any other entity forming part of your group to make any investment in, or enter into a collaboration with, any other entity in India including but not limited to any entity carrying on any business in the same field as any other new business that may be adopted by Company or any existing subsidiary or by a new subsidiary or entity to be established or acquired by Company (or by any of its existing subsidiaries), its successors in interests and assigns.

We also confirm that investments as aforesaid by you or by other entities forming part of your group will not in any way prejudice the interests of Company or its shareholders/stakeholders (in their capacity as shareholders of Company).

For this purpose each of us shall in future, if you so request, promptly provide you any additional support which you may request, including duly executing and delivering all further letters, resolutions, documents and consents as may be requested or required in relation to any Indian legal or regulatory requirements.

We recognise, agree and confirm that this letter is binding on us, our successors in interests and assigns. For the avoidance of doubt it is hereby clarified that this no objection shall be valid for an indefinite term, notwithstanding that you or your affiliates cease to be shareholders of Company.

Yours Sincerely,

[]
(PROMOTERS)

SCHEDULE 4A

Date: []

To,
Delta Enterprises Limited
Halifax Management Limited,
5th Floor,
C & R Court,
49 Labourdonnais Street,
Port Louis, Mauritius

RE: NO OBJECTION LETTER UNDER THE PROVISIONS OF PRESS NOTE. 1 DATED JANUARY 12, 2005 AND ANY STATUTORY RE-ENACTMENT THEREOF

We hereby grant our free, unconditional and irrevocable no objection to you, your affiliates, and/or any other entity forming part of your group to make any investment in, or enter into a collaboration with, any other entity in India including but not limited to any entity carrying on any business in the same field as the business being carried on by Global Hi-tech Industries Limited (‘Company’) or any of its subsidiaries, its successors in interests and assigns.

We also grant our free, unconditional and irrevocable no objection to you, your affiliates and/or any other entity forming part of your group to make any investment in, or enter into a collaboration with, any other entity in India including but not limited to any entity carrying on any business in the same field as any other new business that may be adopted by Company or any existing subsidiary or by a new subsidiary or entity to be established or acquired by Company (or by any of its existing subsidiaries), its successors in interests and assigns.

We also confirm that investments as aforesaid by you or by other entities forming part of your group will not in any way prejudice the interests of Company or its shareholders/stakeholders (in their capacity as shareholders of Company).

For this purpose, we shall in future, if you so request, promptly provide you any additional support which you may request, including duly executing and delivering all further letters, resolutions, documents and consents as may be requested or required in relation to any Indian legal or regulatory requirements.

We recognise, agree and confirm that this letter is binding on us, our successors in interests and assigns. For the avoidance of doubt it is hereby clarified that this no objection shall be valid for an indefinite term, notwithstanding that you or your affiliates cease to be shareholders of Company.

Yours Sincerely,

(Authorised Signatory)

ANNEXURE I

SALE SHARE DETAILS

Name	Total Number
HAPPY DISTRIBUTORS PVT LTD	3,907,500
ASHIYANA HOMES PVT. LTD.	2,325,000
KHUSHBOO GOODS PVT LTD	2,287,500
MANJU MASKARA	420,000
ASHOK KUMAR MASKARA	412,500
SHAKUNTALA DEVI TEKRIWAL	365,000
PRAKASH KUMAR RAJGARIA	350,000
NARAYAN TEKRIWAL	330,000
PANKAJ TEKRIWAL	325,000
ROHIT MASKARA	310,000
NEETA TEKRIWAL	5,000
Total	11,037,500

ANNEXURE IA

DETAILS OF REMAINDER SALE SHARES

Name	Folio No	Share Certificate No	Distinctive No	Total Number
HAPPY DISTRIBUTORS PVT LTD				1,475,000
KHUSHBOO GOODS PVT LTD				1,630,000
ASHOK KUMAR MASKARA				10,000
DOYEN MARKETING PVT. LTD				250,000
Total				3,365,000
				Approx 15.7%

ANNEXURE II

PART A

SPECIMEN FORM OF CONSENT LETTER OF PROMOTERS

[On the letterhead of each Promoter]

[Insert Date]

Dear Sir,

Re:	Acquisition of [• ] equity shares of Company Infrastructure Private Limited (‘Company’) by [• ] (‘the Investor’) from Indian resident shareholder

I hereby accord my consent for the transfer of [•  ] equity shares held by me in the Company to the Investor at a price of INR [•  ] per share.

I request you to kindly take the above ‘no objection’ on record.

Yours faithfully,

Mr. [•  ]

ANNEXURE III

POWER OF ATTORNEY

TO ALL TO WHOM THESE PRESENTS SHALL COME, we, the undersigned are the promoters of Global Hi-Tech Industries Limited, a company registered under the Companies Act, 1956 and having its registered office at 33, Atlanta, 3rd Floor, 205, Nariman Point, Mumbai, Maharashtra, India 400021 (“Company”).

WHEREAS:

(1)	We, the undersigned are the promoters of the Company and desire to sell the shares of the Company held by us to Delta Enterprises Limited, a company incorporated under the laws of Mauritius, having its registered office at Halifax Management Limited, 5TH Floor, C & R Court, 49 Labourdonnais Street, Port Louis, Mauritius (the “Investor”).
(2)	For this purpose, we are desirous of appointing Mr. Prakash Kumar Rajgaria, to act for us and/or on our behalf to act as our true and lawful attorney.

Now Know Ye All and these Presents Witnesseth That,

We, the Promoters do hereby appoint, nominate and constitute the said Mr. Prakash Kumar Rajgaria (the “Attorney”), to be our true and lawful attorney:

(1)	To sign, seal, execute, deliver, complete, perfect and record the share purchase agreement, escrow agreement and/or any other deed or document as may be necessary in relation to sale of the shares of the Company held by us (the “Transaction Documents”) and required under such Transaction Documents including but not limited to any no objection certificate required by the Investor under the provisions of Press Note 1 of 2005 in our name and on our behalf.
(2)	To deliver and deposit such deeds or documents as may be necessary pursuant to the Transaction Documents with any person that the Attorney may deem fit and execute a power of attorney on our behalf to such person in respect of the matters contemplated under the Transaction Documents.
(3)	To execute any and all such documents and deeds, including the depository instruction slip, documents required to be executed by us for filing FC-TRS forms, on our behalf and to receive and issue receipts on our behalf, of any consideration receivable by each of us under the Transaction Documents for the proper and effective consummation of any and all transactions contemplated by or under the Transaction Documents and to discharge all our obligations under the Transaction Documents.
(4)	We confirm that the matters which shall be done by the Attorney for the aforesaid purpose shall be good valid and effectual to all intents and purposes whatsoever as if the same has been done by us in our own proper person and we hereby agree at all times to ratify and confirm whatsoever our Attorney shall lawfully do or cause to be done by or concerning the purposes set out hereinabove by virtue of these presents.
(5)	We hereby allow, ratify and confirm all and whatsoever the Attorney shall do or cause to be done pursuant to this Power of Attorney.
(6)	This Power of Attorney shall be irrevocable.

IN WITNESS WHEREOF, We, the Promoters of the Company have hereunder set our respective hands and seals this [•  ] day of [•  ]

Signed and delivered for and on behalf of
Promoters

For HAPPY DISTRIBUTORS PVT LTD

For ASHIYANA HOMES PVT LTD
For KHUSHBOO GOODS PVT LTD
For MANJU MASKARA
For ASHOK KUMAR MASKARA
For SHAKUNTALA DEVI TEKRIWAL
For NARAYAN TEKRIWAL
For PANKAJ TEKRIWAL
For ROHIT MASKARA
For NEETA TEKRIWAL
For DOYEN MARKETING PVT LTD

ANNEXURE IV

List of Factors/Incidents to Be Indemnified by the Promoters

The Promoters jointly and severally undertake to indemnify and hold the Investorr harmless from and against all Losses resulting from any misrepresentation, breach of the warranties or non-fulfilment of any covenant or agreement on the part of the Promoters under the Agreement. These indemnifications shall include the following factors/incidents in addition to the Losses specified under Clause 6.1

(i)	Any commission or omission of the Promoters or the Company with respect to the updation/non-maintenance of the statutory registers required to be maintained by the Company under the Companies Act. Such Losses shall be recoverable by the Investor only up to a maximum of INR 500,000/- incurred by the Company for any non-compliance relating to the period on or prior to the Completion Date.
(ii)	Any Losses incurred as a result of a breach of section 299 of the Companies Act prior to the Completion Date.
(iii)	Any Losses incurred for not having held the Board Meetings in accordance with the provisions of the Companies Act since 8 March, 2008.
(iv)	Any Losses incurred up to a maximum of INR 500,000/- under the Companies Act for not holding the AGM of the Company in time for the financial year ended on March 31, 2008.
(v)	Any claims raised by the public or Losses incurred by the Company in relation to any public deposits having been accepted by the Company on or prior to the Completion Date.
(vi)	Any Losses arising due to the non-payment/delayed payments of statutory dues including provident fund, employee state insurance, any and all Taxes relating to the period prior to the Completion Date.
(vii)	Any Losses that the Company may incur, in relation to the breach of section 297 of the Companies Act.
(viii)	Any Losses that the Company may incur, in relation to the breach of section 383A of the Companies Act i.e., non appointment of a full time company secretary for the Company.
(ix)	Any Losses arising with respect to the regularization of the contract labour of the Company by the Government of India.
(x)	Any Losses arising due to the violation of any of the covenants or other terms prescribed by the State Bank of India, Bank of Maharashtra, Canara Bank, State Bank of Patiala, Union Bank of India and UCO Bank under the term loan agreement dated March 31, 2006, the working capital agreement dated 15 October, 2007 and the underlying sanction letters.
(xi)	Any Losses arising due to the usage of ground water by the Company in its manufacturing plant at Kutch, Gujarat and any consequent cancellation of other approvals granted by the Gujarat Pollution Control Board in this respect.
(xii)	Any losses arising due to any non-compliance by the Company under the applicable labour legislations including the Factories Act, 1948, the Contract Labour (Regulation and Abolition) Act, 1970, the Bombay Shops and Establishments Act, 1948, the Minimum Wages Act, 1948, the Payment of Bonus Act, 1965 and the Maternity Benefit Act, 1961.
(xiii)	Any Losses arising with respect to the Company Law Board case that was filed on 16 January, 2008 (Shri Gopal Krishna Agarwal & Others Vs. Global Hi-Tech Industries Limited & Others).

ANNEXURE V

LIST OF BANK GUARANTEES

Secured Loans
Overdrafts
Canara Bank
State Bank of India
Union Bank of India
UCO Bank

Term Loans
Bank of Maharashtra
Canara Bank
State Bank of India
UCO Bank

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT, dated  (“Agreement”), by and among Geneva Acquisition Corporation, a Delaware corporation, having its registered office at 400 Crown Colony Drive, Suite 104, Quincy MA, 02169 USA (“Purchaser” or “GAC”), Strategy Holdings Limited, a Global Business Company Category 1 incorporated under the laws of Mauritius having its registered office at C/o Halifax Management Limited, 5th Floor, C & R Court, 49 Labourdonnais Street, Port Louis, Mauritius (“Company”), and Nicolene Ltd. having its registered office at Bison Financial Services Limited, Bison Court, PO Box 3460 Road Town, Tortola, British Virgin Islands (“Seller”).

The Purchaser, Company and Seller shall be collectively referred to as “Parties” and individually referred to as a “Party”.

WITNESSETH:

WHEREAS, the Purchaser desires to indirectly acquire a majority of the outstanding shares of GHIL (as defined below) from its shareholders (the “Transaction”).

WHEREAS, in order to consummate the Transaction the Purchaser has entered into this Agreement and simultaneously herewith, the Subsidiary (as defined below) has entered into the Share Purchase Agreement (as defined below) among the Subsidiary and certain shareholders of GHIL identified therein, dated as of the date hereof.

WHEREAS, the Seller owns 100 shares of the issued and outstanding stock of the Company which is 100% of the issued and outstanding shares of the Company.

WHEREAS, the Company owns 100 shares of the issued and outstanding stock of the Subsidiary which is 100% of the issued and outstanding shares of the Subsidiary.

WHEREAS, Purchaser is desirous of acquiring the Seller Sale Shares (defined below) in accordance with and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, consideration and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

(a) Definitions.  Each term referred to in this Agreement shall, unless defined otherwise in this Agreement, or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation. The following terms, as used herein, have the following meanings:

“Board” shall mean the board of directors of the Company.

“Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or used by the Company and/or Subsidiary (as applicable) or in which the Company’s and/or Subsidiary’s (as applicable) assets, business, or transactions are otherwise reflected.

“Deferred Shares” means 1,000,000 shares of the common stock of the Purchaser.

“EBITDA” means earnings before interest, tax, depreciation and amortization.

“Earn Out Shares” has the meaning ascribed to it in Clause 9.2.

“Fully Diluted Basis” means all the common stock of the Company, including all common stock comprised in a proposed issue, the common stock underlying all outstanding warrants, stock options granted or reserved, any other instrument convertible or exchangeable into common stock of the Company, fully convertible debentures, preferred stock and all such other securities of the Company.

“GHIL” means Global Hi-Tech Industries Limited, a company incorporated under the laws of India and having its registered office at 33, Atlanta, 3rd Floor, 205, Nariman Point, Mumbai 400021, Maharashtra, India.

“Governmental Authority” means any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, federal, state, or local.

“Issue Shares” shall have the meaning specified in Clause 3.5.

“Law” means any domestic or foreign federal, state, municipality or local law, statute, ordinance, code, rule or regulation or common law or any applicable law.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, including any agreement to give any of the foregoing and any conditional sale and including any voting agreement or proxy.

“Mining License” means the license required to be obtained for GHIL by the Promoters (as defined in the Share Purchase Agreement) from the applicable Government Authority, for the purposes of conducting mining operations in the state of Madhya Pradesh, India.

“Order” means any decree, order, judgment, writ, award, injunction, rule or consent of or by a Governmental Authority.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Purchase Shares” means 1,289,262 shares of the common stock of the Purchaser.

“Purchase Shares Deferred” means 1,210,738 shares of common stock of the Purchaser.

“Purchaser” prior to the transaction has the meaning set forth in the introductory paragraph to the Agreement and following the consummation of the transactions contemplated herein, “Purchaser” means the independent directors on the board of directors of GAC.

“SEC” means the U.S Securities and Exchange Commission.

“Share Purchase Agreement” means the agreement of even date entered into between the Subsidiary and Promoters which is attached hereto as Schedule 1.

“Subsidiary” means Delta Enterprises Limited, a company incorporated under the laws of Mauritius having its registered office at Halifax Management Limited, 5th Floor, C & R Court, 49 Labourdonnais Street, Port Louis, Mauritius.

“USD” means United States dollars.

“US GAAP” means United States Generally Accepted Accounting Principles.

ARTICLE II

AUTHORISATION, PURCHASE AND SALE OF
SELLER SALE SHARES

2.1. Sale of Seller Sale Shares.  Subject to the terms and conditions herein stated in this Agreement:

The Seller agrees to sell, assign, transfer and deliver to the Purchaser on the Closing Date, and the Purchaser hereby agrees to purchase from the Seller on the Closing Date, 100 shares of common stock of the Company of no par value, which shall constitute 100% of the issued and outstanding shares of the Company (hereinafter referred to as “Seller Sale Shares”) in exchange for the Purchaser issuing Purchase Shares to the Seller and additional consideration of USD $ 1,000 to the Seller. The completion of these transactions shall occur immediately following the time when (on the same day that) the Subsidiary acquires the Sale Shares (as defined in the Share Purchase Agreement) pursuant to the Share Purchase Agreement.

Shareholding Proportions:  Upon the purchase of the Seller Sale Shares, the Purchaser shall hold 100% of the total capital stock of the Company (as then issued).

Conditions to Purchaser’s Obligations to Close

2.2. The Purchaser’s obligation to purchase the Seller Sale Shares is subject to the following: (i) fulfillment before the Closing Date of all conditions precedent specified in the Share Purchase Agreement to the satisfaction of the Purchaser (as if the Purchaser were the “Investor” as such term is defined in the Share Purchase Agreement) unless waived in writing by the Purchaser at its sole discretion including a letter from the Subsidiary that the conditions precedent specified in the Share Purchase Agreement have been fulfilled; (ii) the representations and warranties of the Company and the Seller continuing to be true and correct as on the Closing Date; (iii) the acquisition of 51.6% of the shares of GHIL by the Subsidiary; (iv) the completion of financial, accounting, environmental, business and legal due diligence on the Company and the Subsidiary, to the satisfaction of the Purchaser; (v) the Purchaser obtaining an approval of its shareholders to enter into this Agreement and to effect a Business Combination (as set forth in the Prospectus dated February 12, 2007 filed by GAC with the US Securities and Exchange Commission); (vi) the Purchaser approving all the transfer documents in relation to the Seller Sale Shares and transfer the Subsidiary to the Company from the Seller; (vii) the Purchaser shall have received satisfactory evidence that the shareholders of the Seller are Mitesh Saraf, Prakash Rajgarhia, Narayan Prasad Tekriwal, and Ashok Maskara owning 25%, 25%, 25% and 25% respectively (viii) the Company and/or the Seller furnishing to the Purchaser all instruments and documents relating to all corporate and other proceedings required by any Governmental Authority or third party, including any third party consents, for carrying out the transactions contemplated by this Agreement; (ix) the Seller and each stockholder of the Seller executing and delivering to the Purchaser a release agreement in the form and manner acceptable to the Purchaser, pursuant to which the Seller and each such stockholder releases any claims against the Company and the Subsidiary; (x) the Purchaser receiving a good standing certificatewith respect to each of the Company, Seller and Subsidiary as of a date no more than ten (10) days prior to the Closing Date, issued by the Registrar of Companies for Mauritius or equivalent officer of the jurisdiction of such entity’s incorporation or formation, as applicable; (xi) the Purchaser receiving the items identified in Clauses 3.1 and 3.2 and certificates signed by an officer of the Seller, Company and Subsidiary, in form and substance reasonably satisfactory to the Purchaser certifying (a) that the conditions specified in Clause 2.2 (i) to (x) have been fulfilled, (b) the names, signatures and positions of the directors and the officers of the Company, Seller and Subsidiary, as applicable, authorized to execute any agreements contemplated herein to which the Company/Seller/Subsidiary is a party, and (c) a copy of the resolutions adopted by the board of directors or shareholders, if applicable, of the Company, Seller and Subsidiary authorizing the execution, delivery and performance of this Agreement, any agreement contemplated herein to which the Company/Seller/Subsidiary is a party and the transactions contemplated thereby.

All these conditions shall be collectively referred to as “Closing Conditions”.

2.3. The Purchaser shall not assume by virtue of this Agreement, or the transactions contemplated hereby, and shall have no liability for, any liabilities, duties, responsibilities or other obligations of the Seller, the Company or the Subsidiary of any kind, character or description whatsoever, including claims arising out of or related to the Seller, the Company or the Subsidiary that occurred, existed or arose in whole or in part out of conditions or circumstances that existed on or before the Closing Date, or were caused by the transactions contemplated hereby (collectively, the “Excluded Liabilities”).

ARTICLE III

CLOSING

3.1. The Company and the Seller shall forthwith upon satisfaction of the Closing Conditions as specified in Clause 2.2 above give the Purchaser a written notice of the same (hereinafter referred as “Completion Notice”), and provide all supporting documents, as may be required by the Purchaser.

(a) On receipt of the Completion Notice, the Purchaser, through its advisors/counsel, shall then satisfy itself as to the fulfillment of the Closing Conditions.

(b) The Purchaser shall notify the Seller and the Company within seven (7) days from the date of receipt of all the aforesaid documents/information from the Seller and/or the Company of its satisfaction or dissatisfaction with the same or of waiving the fulfillment of any of the Closing Conditions. In the event the Purchase notifies the Seller/the Company of its dissatisfaction under this Clause in respect of all or any of the Closing Condition(s), the Company and/or the Seller shall fulfill the relevant conditions within five (5) days of receipt of such notice and shall provide to the Purchaser, all requisite documents evidencing fulfillment of the relevant Closing Condition(s).

(c) Subject to Article XII, the procedure referred to above shall be followed thereafter until all the Closing Conditions are fulfilled, to the satisfaction of the Purchaser, or waived by the Purchaser.

(d) The Seller and the Company shall and the Company shall cause the Subsidiary, to co-operate and provide all information and assistance to the Purchaser and/or its advisors and authorized representatives as reasonably requested by the Purchaser.

(e) Within seven (7) days of fulfillment of all the Closing Conditions the Purchaser shall issue a letter to the Company and the Seller specifying therein the date on which the Purchaser shall purchase the Seller Sale Shares and subscribe to the Issue Shares and such date shall not be later than five (5) days from the date of the issue of the letter by the Purchaser. The date so indicated by the Purchaser shall be referred to as “Closing Date”.

(f) On or prior to the Closing Date, the Company and the Seller shall, and the Company shall cause the Subsidiary to, deliver the following documents to the Purchaser:

(i) A certificate signed by an authorized officer of the Company to the effect that the representations and warranties of the Company contained in this Agreement, continue to be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made of such date.

(ii) A certificate signed by the Seller to the effect that the representations and warranties of the Seller, the Company and the Subsidiary contained in this Agreement, continue to be true and correct as on the Closing Date with the same effect as though such representations and warranties had been made as of such date.

(iii) A certificate signed by the Seller and the Company representing and warranting that the Company is validly existing and in good standing under the laws of any jurisdiction where the Company is deemed to be doing business and that the Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted or proposed to be conducted, to issue and sell the Issue Shares and to perform its obligations pursuant to the Agreement.

(iv) A certificate signed by the Seller representing and warranting that the Subsidiary is validly existing and in good standing under the laws of any jurisdiction where the Subsidiary is deemed to be doing business, and that the Subsidiary has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted or proposed to be conducted.

(v) A certificate signed by the Seller, the Company and the Subsidiary stating inter alia that no event has occurred between the date of this Agreement and the Closing Date which has a material adverse effect on the Company or the Subsidiary or which would prevent the Seller, the Company and the Subsidiary from consummating the Transaction and the transactions contemplated hereby.

(vi) A certificate from a Mauritius legal counsel, in a form and manner satisfactory to the Purchaser, inter alia certifying that the Company and the Subsidiary are duly incorporated under the laws of Mauritius including copies of certified organizational documents, and have the relevant corporate authority to execute the necessary documents for the Transaction and the transactions contemplated hereby.

(vii) A certificate that the Seller has authorized the Company and the Subsidiary to consummate the Transaction and the transactions contemplated hereby.

(viii) A copy of an escrow agreement between the Subsidiary and the promoters of GHIL, which is in a form satisfactory to GAC, and which provides for certain shares of GHIL which are in the name of the Subsidiary being held in escrow to be transferred to the promoters of GHIL if the cash consideration for such shares has not been paid to the promoters within three business days of the day that the shares were transferred to the Subsidiary.

3.2. On the Closing Date. The Seller or its authorized representative shall deliver certificates representing the Seller Sale Shares, together with duly executed stock transfer deeds and the Company shall incorporate the name of the Purchaser as the owner of the Seller Sale Shares of the Company in all the necessary documents of the Company after having registered the executed stock transfer deeds with the Registrar General.

3.3. The Board of the Company, and the board of directors of the Subsidiary and GAC will be reconstituted, with respect to the directors, prior to the Closing Date in accordance with applicable law. The parties hereto agree on the Closing Date the Board of Directors of GAC will include James McGrath, Ashwin Belur, Dr. Ranga Krishna, and Vinod Verma. A 5th director may be added by a mutual agreement of GAC and GHIL and such party will be disclosed in the proxy statement mailed to the shareholders of GAC for its special meeting.

3.4. The Seller hereby agrees and acknowledges that the obligation of the Purchaser to purchase the Seller Sale Shares and performance of any other obligation hereunder is conditional upon relevant resolutions being passed at a duly constituted meeting of the shareholders of Purchaser, approving the purchase of the Seller Sale Shares and satisfaction of all conditions for the Purchaser to effect a Business Combination. In the event the Purchaser is not able to obtain the aforesaid approval, then notwithstanding anything contained in this Agreement, this Agreement shall stand terminated without any liability to any Party.

3.5. Subject to the completion of the conditions specified under Clause 2.2 and 3.1, as specified above, the Purchaser further agrees to subscribe to 100 shares of common stock of the Company of no par value for a price of USD 60,333.746 per share of common stock of the Company representing the issued and outstanding ownership interests in the Company (hereinafter referred to as “Issue Shares”). Each Issue Share shall be allotted, fully paid, non-assessable and issued free of all Liens. The Purchaser shall pay to the Company, an amount of USD 6,033,746 by a cheque made in favour of the Company, or by way of telegraphic transfer, or such other means as may be mutually agreed, and the Company shall take all necessary corporate actions as may be required for issuing the Issue Shares to the Purchaser and deliver to the Purchaser the share certificates representing the Issue Shares and incorporate the name of the Purchaser as the owner of the Issue Shares in all the necessary documents in accordance with applicable law.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE SELLER AND THE COMPANY

The Seller and the Company, jointly and severally, hereby represent and warrant to the Purchaser that:

4.1. The Company is a corporation duly formed, validly existing and in good standing under and by virtue of the Laws of Mauritius, and has all power and authority, corporate and otherwise, and all governmental licenses, franchises, permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.

4.2. The Subsidiary is a corporation duly formed, validly existing and in good standing under and by virtue of the Laws of Mauritius. The Company holds 100% of the validly issued, fully paid and non-assessable stock of the Subsidiary free and clear of all Liens and has good and marketable title to the stock of the Subsidiary.

4.3. The Seller is a corporation duly formed, validly existing and in good standing under and by virtue of the Laws of the British Virgin Islands, and has all power and authority, corporate and otherwise, and all governmental licenses, franchises, permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. On the date hereof, Mitesh Saraf owns the entire validly issued, fully paid and non-assessable stock of the Seller free and clear of Liens.

4.4. The execution, delivery and performance by the Company of this Agreement to which the Company is named as a party and the consummation by the Company of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary action on the part of the Company, including the approval of the Seller. This Agreement constitutes, and, upon its execution and delivery, a valid and legally binding agreement of the Company, enforceable against the Company in accordance with their respective terms.

4.5. The Share Purchase Agreement constitutes a valid and legally binding agreement of the Subsidiary, enforceable against the Subsidiary in accordance with its respective terms.

4.6. The Company and the Seller have previously delivered to the Purchaser true and complete copies of the Company’s and the Subsidiary’s certificate of incorporation and by-laws, minute books and stock books (hereinafter collectively referred as “Charter Documents”), as in effect or constituted on the date hereof. The execution, delivery, and performance by the Company and the Seller of this Agreement to which the Company or the Seller is to be a party has not violated and will not violate, and the consummation by the Company or the Seller of the transactions contemplated hereby or thereby will not violate, any of the Charter Documents, as applicable or any Law.

4.7. On the date of execution of this Agreement, no Person other than the Seller owns any securities of the Company. From the date of execution of this Agreement and on the Closing Date, no Person other than the Company shall own the Subsidiary. Further, there is no contract that requires or under any circumstance would require the Company and/or the Subsidiary to issue, or grant any right to acquire, any securities of the Company and/or the Subsidiary, or any security or instrument exercisable or exchangeable for or convertible into, the share capital or membership interest of the Company and/or the Subsidiary or to merge, consolidate, dissolve, liquidate, restructure, or recapitalize the Company and/or the Subsidiary.

4.8. On the date of execution of this Agreement, other than the Seller, the Company is not controlled by any Person and the Subsidiary is not controlled by any Person other than the Company.

4.9. None of the execution, delivery or performance by the Seller or its stockholders or Company, of this Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with, any Governmental Authority or any other Person or third party.

4.10. The Company and the Subsidiary are in compliance with and are not in violation of any applicable Law and all contracts.

4.11. There are no outstanding liabilities of the Company and/or the Subsidiary other than in the case of the Subsidiary, the obligations of the Subsidiary under the Share Purchase Agreement.

4.12. The Seller has good and marketable title to the Seller Sale Shares, free and clear of any and all Liens.

4.13. Each outstanding stock (including the Seller Sale Shares) of the Company and the Subsidiary is validly issued, fully paid and non-assessable and issued free of all Liens.

4.14. The Seller has full legal capacity, power and authority to execute and deliver this Agreement to which it is named as a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement to which the Seller is named as a party has been duly executed and delivered by the Seller and will be, valid and legally binding obligations of the Seller, enforceable against the Seller in accordance with its terms.

4.15. Neither the execution and delivery by the Seller of any or all of the agreements (including the Agreement) to which the Seller is a party, nor the consummation by the Seller of the transactions contemplated thereby, will (i) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, or require any notice, consent or waiver under, any instrument, contract, agreement or arrangement to which the Seller is a party or by which the Seller is bound, or (ii) result in the imposition of any Lien upon the Seller Sale Shares.

4.16. Except as required by applicable law with respect to the transfer of shares, no consent, approval, waiver, authorization or novation is required to be obtained by the Seller and/or Company, and no notice or filing is required to be given by the Seller and/or Company to or made by the Seller and/or Company with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Seller and/or Company of this Agreement and the sale and transfer of the Seller Sale Shares.

4.17. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated thereby, do not and will not (a) violate any provision of the certificate of formation, the operating agreement or other organizational documents of the Seller, or (b) violate or result in a breach of or constitute a default under any Law, judgment, injunction, Order, decree or other restriction of any Governmental Authority to which the Seller, or the Seller Sale Shares, are subject.

4.18. There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or disclosed investigation pending or, to the knowledge of the Seller/Subsidiary/Company, threatened, against the Seller/Subsidiary/Company and the Seller/Subsidiary/Company are not subject to any Order, writ, judgment, award, injunction or decree of any Governmental Authority of competent jurisdiction or any arbitrator that would prevent consummation of the transactions contemplated hereby or materially impair the ability of the Seller/Subsidiary/Company to perform their obligations hereunder.

4.19. No director, officer, trustee, member, manager, partner, employee, shareholder or affiliate of GHIL or any corporation, partnership, limited liability company, trust or other entity in which any such person, is an officer, director, trustee, member, manager, partner, employer or holder of any class of outstanding debt or equity thereof, has been a party, is a party or intends to be a party, to any contract to which the Seller, the Company, the Subsidiary and their respective affiliates is also a party.

4.20. All Books and Records of the Company and the Subsidiary have been properly and accurately kept and completed in all material respects and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.

4.21. Neither the Subsidiary nor the Company has any employees.

4.22. Neither the Company nor the Subsidiary or, to the knowledge of the Company or the Seller, any stockholder, director, officer, agent or employee of the Company or the Subsidiary (in their capacities as such) has on behalf of the Company or the Subsidiary, (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977. Neither the Company nor the Subsidiary or, to the knowledge of the Company or the Seller, any stockholder, director, officer, agent or employee of the Company or the Subsidiary (in their capacity as such) has on behalf of the Company and its Subsidiaries, directly or indirectly, given or agreed to give any unlawful gift or similar benefit in any amount to any customer, supplier, or governmental employee that would be reasonably expected to subject the Company or the Subsidiary to suit or penalty.

4.23. To the knowledge of the Company and the Seller, the operations of the Company and the Subsidiary are, and since the inception of the Company and the Subsidiary have been, in compliance with applicable money laundering Laws in all applicable jurisdictions (collectively, the “Money Laundering Laws”). There is no action pending, or to the knowledge of the Company or the Seller, threatened against the Company or the Subsidiary with respect to any Money Laundering Laws.

Notwithstanding any right of the Purchaser to fully investigate the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by the Purchaser pursuant to such investigation or right of investigation, the Purchaser is relying fully upon the representations, warranties, covenants and agreements of the Company and the Seller contained in this Agreement for the purposes of acquiring the Seller Sale Shares and Issue Shares.

ARTICLE V

REPRESENTATIONS AND WARRANTIES
OF THE PURCHASER

The Purchaser represents and warrants to the Company and the Seller as follows:

5.1. The Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware.

5.2. Except for (i) a vote of the stockholders of the Purchaser to approve the transaction contemplated by this Agreement, and assuming that stockholders owning less than 20% of the shares sold in the offering specified in the Purchaser’s certificate of incorporation elect to redeem their shares; (ii) the execution, delivery and performance by the Purchaser of this Agreement to which it is a party and (iii) the consummation by the Purchaser of the transactions contemplated hereby and thereby, are within the corporate powers of the Purchaser and have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement and the transaction documents to be executed for consummation of the Transaction, upon their execution and delivery, will constitute, the valid and legally binding agreement of the Purchaser, as applicable, enforceable against the Purchaser in accordance with their respective terms.

5.3. Subject to Clause 5.2 above, none of the execution, delivery or performance by the Purchaser of this Agreement requires any consent, approval, license or other or the Purchaser, except for securities filings and applicable state authorities.

5.4. Provided that the Purchaser presents the transactions contemplated by this Agreement to its stockholders for approval and such stockholders approve the transaction and stockholders owning less than 20% of the shares sold in the Purchaser’s initial public offering exercise their redemption rights (as specified in the Purchaser’s certificate of incorporation), neither the execution and delivery of this Agreement to be executed by the Purchaser hereunder nor the consummation of the transactions contemplated herein and therein will (a) violate any provision of the Purchaser’s certificate of incorporation, by-laws or other charter documents, (b) violate any Laws or Orders to which either the Purchaser or its property is subject, or (c) violate the provisions of any material agreement or other material instrument binding upon or benefiting the Purchaser.

5.5. The Purchaser’s common stock, when issued in accordance with this Agreement, will be duly authorized and validly issued, fully paid and non-assessable. Except as disclosed by the Purchaser’s public filings, there is no contract that requires or under any circumstance would require the Purchaser to issue, or grant any right to acquire, any securities of the Purchaser, or any security or instrument exercisable or exchangeable for or convertible into, the capital stock of the Purchaser or to merge, consolidate, dissolve, liquidate, restructure, or recapitalize the Purchaser.

ARTICLE VI

COVENANTS OF THE COMPANY AND
THE SELLER PENDING CLOSING DATE

6.1. The Company and the Seller covenant and undertake that from the date of execution of this Agreement through the Closing Date, the Company and the Seller shall not and shall cause the Subsidiary to not enter into any transactions or agreements of any kind without the prior written consent of the Purchaser. Without limiting the generality of the foregoing, from the date hereof until the Closing Date, without Purchaser’s prior written consent, the Company and the Seller shall not and shall cause the Subsidiary not to:

i. enter into any contract whether oral or written amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any contract, or any other right or asset;

ii. make any capital expenditures;

iii. sell, lease, license or otherwise dispose of any assets or assets covered by any contract;

iv. obtain or suffer to exist any indebtedness;

v. extend any loans to any Person;

vi. change the existing capitalisation of the Seller/Company/Subsidiary;

vii. issue, redeem or repurchase any shares of its capital stock;

viii. transfer shares of the Seller/Company/Subsidiary; or

ix. agree to do any of the foregoing.

6.2. Neither the Seller nor the Company will (i) take or agree to take any action that might make any representation or warranty of the Company/Seller hereunder inaccurate in any respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

6.3. From the date hereof through the Closing Date, the Company and the Seller (as applicable) shall (a) continue to give the Purchaser, its counsel and other representatives full access to the offices, properties and Books and Records of the Company and the Subsidiary, and (b) furnish to the Purchaser, its counsel and other representatives such information relating to the business as such Persons may request; provided that no investigation pursuant to this Clause (or any investigation prior to the date hereof) shall affect any representation or warranty given by the Company or the Seller hereunder or under the this Agreement.

6.4. The Company and the Seller shall promptly notify the Purchaser of the occurrence of any fact or circumstance which might make any representation made hereunder by the Company and/or the Seller false in any respect or result in the omission or failure to state a material fact.

6.5. SEC Filings

1. The Company and the Seller acknowledge that:

a. the Purchaser’s stockholders must approve the transactions contemplated by this Agreement prior to the transactions contemplated hereby being consummated and that, in connection with such approval, the Purchaser must prepare and file with the SEC a proxy statement and proxy card;

b. the Purchaser will be required to file quarterly and annual reports that may be required to contain information about the transactions contemplated by this Agreement; and

6.6. In connection with any filing the Purchaser makes with the SEC that requires information about the transactions contemplated by this Agreement to be included, the Company and the Seller will, in connection with the disclosure required to be made in any such filing or the responses to be provided to the SEC in connection with the SEC’s comments to a filing, use their commercially reasonable efforts to (i) cooperate with the Purchaser, and (ii) respond to questions about the Company or the Seller required in any filing or requested by the SEC, or the Purchaser’s representatives, in connection with any filing with the SEC.

6.7. So long as this Agreement has not been terminated, neither the Company nor the Seller, nor anyone acting on their behalf shall, directly or indirectly, (i) knowingly encourage, solicit, initiate or participate in discussions or negotiations with, or provide any information to or cooperate in any manner with any Person, other than the Purchaser or its affiliates, officers, partners, employees or other representatives (hereafter referred to as “Excluded Person”), concerning the sale of all or any part of the business or the capital stock or other securities of the Company or any of its subsidiaries, whether such transaction takes the form of a sale of stock or assets, merger, consolidation or otherwise or any joint venture or partnership, or (ii) otherwise solicit, initiate or knowingly encourage the submission of any proposal contemplating the sale of all or any part of the business of the Company or the subsidiaries or the capital stock or other securities of the Company, whether such transaction takes the form of a sale of stock or assets, merger, consolidation or otherwise or any joint venture or partnership or (iii) consummate any such transaction or accept any offer or agree to engage in any such transaction. The Company and the Seller shall promptly communicate to the Purchaser the terms of any proposal, contract or sale which it or they may receive in respect of any of the foregoing. The Company and the Seller will include the identity of the person making such proposal or offer, copies (if written) or a written description of the material terms (if oral) thereof and any other such material information with respect thereto as the Purchaser may reasonably request.

6.8. On the date of execution of this Agreement, the Seller shall cause the Company and the Subsidiary to appoint one nominee of the Purchaser, as a director of the Company and the Subsidiary. The Company and the Seller shall, and the Sellers shall cause the Subsidiary to, as promptly as is possible, provide details of all communications, written or oral, received from or made by such Persons with any shareholder, debtor or creditor of GHIL or their representatives.

6.9. From and after the date hereof, surviving the Closing and the provisions relating to Earnout Shares, the Seller shall cause Clause 4 to be true, accurate and complete at all times.

ARTICLE VII

COVENANTS OF ALL PARTIES HERETO

The Parties hereto, as applicable, covenant and agree that subject to the terms and conditions of this Agreement, each Party shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, and in the case of the Company, Subsidiary and the Seller as reasonably requested by the Purchaser, to consummate and implement expeditiously the transactions contemplated by this Agreement. The Parties hereto shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

The Parties agree and acknowledge that the Purchaser shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any shares of common stock of the Purchaser, or other consideration, payable by the Purchaser under this Agreement, such amounts as the Purchaser reasonably determines are required to be deducted and withheld with respect to such payment under any Law. To the extent that any amounts are so deducted and withheld, such amounts shall be treated for all purposes as having been delivered and paid to the Person in respect of which such deduction and withholding was made. Notwithstanding the foregoing, the Purchaser, at its option, may require any such amounts required to be deducted and withheld to be reimbursed in cash to the Purchaser prior to the Purchaser’s payment of any shares of common stock or other consideration under this Agreement.

ARTICLE VIII

INDEMNIFICATION

The Seller hereby agrees to indemnify and hold harmless Purchaser, and its affiliates and each of their respective directors, officers, employees, shareholders, attorneys and agents and permitted assignees (collectively, the “Purchaser Indemnitees,”) against and in respect of any and all loss, payment, demand, penalty, liability, judgment, damage, diminution in value, claim or out-of-pocket costs and expenses (including actual costs of investigation and attorneys’ fees and other costs and expenses) incurred or sustained by any Purchaser Indemnitee after the Closing Date as a result of (i) any breach, inaccuracy or non-fulfillment or the alleged breach, inaccuracy or non-fulfillment of any of the representations, warranties and covenants of the Company or the Seller contained herein or any certificate or other writing delivered pursuant hereto and (ii) related to any Excluded Liabilities.

ARTICLE IX

FURTHER COVENANTS OF THE PURCHASER

9.1. Subject to the purchase of the Seller Sale Shares in the manner contemplated under this Agreement, the Purchaser hereby agrees and undertakes to issue to the Seller and/or its nominee (as may be agreed upon by the parties in writing), additional stock of the Purchaser as further consideration for the purchase of the Seller Sale Shares, upon fulfillment of certain conditions on or before March 31, 2010 as follows:

(a) Purchase Shares Deferred, within 30 days of the Subsidiary acquiring the Remainder Sale Shares (as defined in the Share Purchase Agreement) and the Minority Shareholder Shares (as defined in the Share Purchase Agreement) such that the Subsidiary holds the entire validly issued, fully paid and non-assessable share capital of GHIL.

(b) Deferred Shares, within 30 days of GHIL obtaining a Mining License from the relevant Governmental Authority to the satisfaction of the Purchaser.

(c) Earn Out Shares based on the performance of GHIL in relation to the benchmark ranges set out in Clause 9.2 below.

9.2. Based on the performance goals set for GHIL outlined below, the Purchaser shall issue to the Seller shares of common stock of the Purchaser as specified below.

Earn Out Shares

The shares specified as “Earn Out Shares” in Column 4 of the table set forth below against each fiscal year (“FY”) is provided on the assumption that GAC will own the entire issued, allotted and paid up share capital of GHIL. If the shareholding of GHIL is less than 100%, the “Earn Out Shares” specified in the aforesaid column will be pro-rata reduced based upon the percentage of GHIL owned at the time of the respective calculation. The Earn Out Shares for each, will be based on the performances of GHIL from FY 2010 until expiration FY 2013 (“Earn Out Period”), in relation to the relevant benchmark ranges as set out below.

General Principles

If for a relevant FY during the Earn Out Period, GHIL achieves an EBITDA (with the individual components of EBITDA being determined in accordance with US GAAP) which is:

•	Less than or equal to the targets specified in Column 2 of the table as “Low Hurdle”, then no Earn Out Shares shall be issued;.
•	Equal to or greater than the targets specified in Column 3 of the table as “High Hurdle”, then the entire Earn Out Shares shall be issued.

•	Greater than the targets specified in Column 2 of the table as “Low Hurdle” but less than the targets specified in Column 3 of the table “High Hurdle”, then such number of Earn Out Shares will be issued as is calculated in accordance with the formula specified below:

A= Z% of the Earn Out Shares.

Z%= X/Y multiplied by 100

Where A = number of Earn Out Shares to be issued;

Z% = the percentage of Earn Out Shares be issued;

X= Difference between the EBITDA achieved in that relevant FY and the EBITDA specified in Column 2 against that FY; and

Y= Difference between the EBITDA specified under Column 3 of the table and Column 2 of the table respectively in respect of that FY to which X relates.

For example, for FY 2011, if EBITDA levels of $35 mm are reached then 0% of the Earn Out Shares will be awarded, if EBITDA levels of $37.5 mm are reached then 50% of the Earn Out Shares will be awarded and if EBITDA levels of $40mm are reached then 100% of the Earn Out Shares will be awarded.

Specific Principles

FY 2011 and 2012

If in the FY 2010, 2011 or 2012, as the case may be, GHIL achieves at least the EBITDA specified in Column 5 of the table as “Deferral Hurdle”, corresponding to that FY, then the Earn-Out Shares not awarded in FY 2010, 2011 or 2012, as the case may be, (i.e. the difference between the Earn Out Shares for that FY and the number of shares calculated in accordance with the formula specified under the section entitled General Principles above for that FY) (“Non Issued Earn Out Shares”) will be deferred to the following year. Such Non Issued Earn Out Shares will be issued if at least the Deferral Hurdle specified in the respective following year is met.

FY 2013

If the EBITDA specified in column 5 is not met in the FY 2012 but the EBITDA specified under Column 3 of this table is met in FY 2013, then all Non Issued Earn Out Shares for the FY 2012 will be issued in the FY 2013 along with the Earn Out Shares for the FY 2013.

Also, it should be noted that the Earn Out Shares potentially to be awarded for FY 2010 will be measured over the twelve months ending in that fiscal year. The Earn Out awards for 2011, 2012, and 2013 will all be measured as of the year ending March 31st.

In the event GAC through its Affiliates acquires the entire issued, allotted and paid up share capital of GHIL in any FY during the Earn Out Period, then calculation of the entitlement of Earn Out Shares for any of the preceding years, already issued and allotted to the Seller, will be done again based on (i) the principles specified in second and third point of the General Principles enumerated in this Clause; and (ii) on the assumption that the revised Earn Out Shares apply to such preceding years. Upon the revised calculation, any additional shares required to be issued will be issued along with the Earn Out Shares of the FY in which such change in shareholding results.

No Earn Out Shares will be issued after the expiration of the Earn Out Period.

Earn Out Shares will be issued within 45 days of determination of EBITDA for a relevant FY in accordance with US GAAP.

Year	Low Hurdle	High Hurdle	Earn Out Shares(1)	Deferral Hurdle
2010	$20 mm	$25 mm	1,150,000	$20 mm
2011	$35 mm	$40 mm	1,830,000	$37.5 mm
2012	$45 mm	$50 mm	1,830,000	$47 mm
2013	$55 mm	$60 mm	850,000 plus 2012 deferred shares if the High Hurdle is met	—

9.2.1 The Purchaser shall cause GHIL to prepare and deliver to the Seller, within 30 days after the receipt of the relevant US GAAP audited financial statements for the relevant FY, the calculation sheet which shall set forth a calculation of EBITDA and the Earn Out Shares as of the end of the relevant FY in accordance with the table specified above. The calculation sheet shall be prepared in accordance with US GAAP in a manner consistent with the application of the accounting principles applied to arrive at the calculation of Earn Out Shares in accordance with the past practices of GHIL. Once such calculation is approved by the Purchaser, the Purchaser shall deliver to the Seller, the final calculation sheet showing the number of Earn Out Shares, the Seller is entitled to.

9.2.2 On or prior to the 10th day following the Purchaser’s delivery of the calculation sheet to the Seller, the Seller may give the Purchaser an objection notice (“Objection Notice”). Any Objection Notice shall specify in reasonable detail the number of Earn Out Shares to which the Seller believes it is entitled and the basis therefore. Any determination set forth on the calculation sheet which is not specifically objected to in the Objection Notice shall be deemed acceptable and shall be final and binding upon the parties upon delivery of the Objection Notice. If the Seller does not give the Purchaser an Objection Notice within such 10 day period, then the calculation sheet will be conclusive and binding upon the Parties.

9.2.3 Following the Purchaser’s receipt of any Objection Notice, the Purchaser and the Seller shall attempt to negotiate in good faith to resolve such dispute. In the event that the Seller and the Purchaser fail to agree on any of the Seller’s proposed adjustments set forth in the Objection Notice within 10 days after the Purchaser receives the Objection Notice, the Seller and the Purchaser agree that a mutually acceptable independent auditor shall, within the 10 day period immediately following referral of the calculation sheet to the independent auditor, make the final determination of the Earn Out Shares in accordance with the terms of this Agreement. The Purchaser and the Seller each shall provide the independent auditor with their respective determinations of the Earn Out Shares. The independent auditors shall make an independent determination of the Earn Out Shares that, assuming compliance with the previous clause, shall be final and binding on the Seller and the Purchaser if such independent determination shall be within the range proposed by the Purchaser and the Seller in the Earn Out Shares and the Objection Notice. If the independent auditors’ determination of any Earn Out Shares is outside of the range proposed by the Seller and the Purchaser, then the Earn Out Shares calculated by the Party hereto that was closer to that of the independent auditors shall be final and binding on the Seller and the Purchaser. The fees, costs and expenses of the independent auditor shall be paid by the party whose Earn Out Shares was different by the greater amount from that of the independent auditors.

ARTICLE X

DISPUTE RESOLUTION

10.1. Arbitration

(i) In the event a dispute arises relating to this Agreement, the parties agree to meet to resolve their disputes in good faith. Any Party may seek injunctive relief, without the need to post a bond, pending the completion of arbitration under this Agreement for any breach or threatened breach of any covenant contained herein.

(ii) If after good faith negotiations the dispute is not resolved, the Parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement, (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), to binding arbitration before three arbitrators, one each appointed by the Seller and the Purchaser and the two arbitrators appointed shall jointly appoint a third arbitrator (“Arbitrators”). The Parties agree that binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement) or any alleged breach thereof (including any claim in tort, contract, equity, or otherwise).

(iii) If a Party cannot appoint an arbitrator within 30 days of receipt of a request from the other Party to appoint an Arbitrator, the Arbitrator shall be appointed in accordance with the rules of American Arbitration Association.

(iv) The laws of Delaware shall apply to any arbitration hereunder. In any arbitration hereunder, this Agreement and any agreement contemplated hereby shall be governed by the laws of Delaware applicable to a contract negotiated, signed, and wholly to be performed in Wilmington, Delaware, which laws the Arbitrators shall apply in rendering their decision. The Arbitrators shall issue a written decision, setting forth findings of fact and conclusions of Law, within sixty (60) days after the third Arbitrator shall have been selected. The Arbitrators shall have no authority to award punitive or other exemplary damages.

(v) The arbitration shall be held in Delaware in accordance with and under the then-current provisions of the rules of the American Arbitration Association, except as otherwise provided herein.

(vi) The Arbitrators may, at their discretion and at the expense of the Party who has appointed them, employ experts to assist them in their determinations.

(vii) The costs of the arbitration proceeding and any proceeding in court to confirm any arbitration award or to obtain relief, shall be borne by the unsuccessful Party and shall be awarded as part of the Arbitrator’s decision, unless the Arbitrators shall otherwise allocate such costs for the reasons set forth in such decision.

(viii) Any judgment upon any award rendered by the Arbitrator may be entered in and enforced by any court of competent jurisdiction. The Parties expressly consent to the exclusive jurisdiction of the courts of Delaware to enforce any award of the Arbitrators or to render any provisional, temporary, or injunctive relief in connection with or in aid of the arbitration. The Parties expressly consent to the personal and subject matter jurisdiction of the Arbitrator to arbitrate any and all matters to be submitted to arbitration hereunder. None of the Parties hereto shall challenge any arbitration hereunder on the grounds that any Party necessary to such arbitration (including the parties hereto) shall have been absent from such arbitration for any reason, including that such Party shall have been the subject of any bankruptcy, reorganization, or insolvency proceeding.

(ix) This arbitration clause shall survive the termination of this Agreement and any agreement contemplated hereby.

10.2. ALL PARTIES HEREBY WAIVE THEIR RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT. No Party shall be awarded punitive or other exemplary damages respecting any dispute arising under this Agreement.

ARTICLE XI

CONFIDENTIALITY

11.1. The Parties recognize that each of them will be given and have access to confidential and proprietary information of the other Parties. The Parties undertake not to use any such confidential information for their own corporate purposes without the prior written consent of the Party owning such information and shall keep confidential and not to disclose to any third party any of the other Parties’ confidential and proprietary information for a period of one year from the date hereof. The Parties shall also cause their respective directors, employees, officers and any other persons to whom the above mentioned information is disclosed to execute a letter of confidentiality to the effect provided in this Clause. The obligations of confidentiality shall not apply to any information that:

(a) was developed independently by the Parties;

(b) was known to the Party prior to its disclosure by the disclosing Party;

(c) has become generally available to the public (other than by virtue of its disclosure by the receiving Party);

(d) may be required in any report or statement that is required to be submitted by the Company to any Governmental Authority;

(e) may be required in response to any summons or subpoena or in connection with any litigation; or

(f) was approved by both the Parties (for the avoidance of doubt, disclosure to the affiliates of the Purchaser shall be permitted); provided that such affiliates are bound by this confidentiality provisions;

(g) is required by a regulatory authority or the regulations of any recognized stock exchange;

(h) is reasonably required for disclosure to professional advisers of the Party, who shall have given undertakings of strict confidentiality;

(i) may be required to comply with any law, order, regulation or ruling applicable to any Party hereto.

11.2. Provided that prior to any disclosure in respect of a request to disclose confidential information under subsections (d), (e) (g), (h) and (i), above a Party must first notify the Party owning such confidential information, who shall then have the opportunity to respond to and/or dispute such request. The provisions of this Clause shall survive the termination of this Agreement.

11.3. Upon termination of this Agreement, the Parties shall cause the Company to either (i) return to the Purchaser/Seller/Company, as applicable, and the Parties shall return to each other, all documents and information belonging to such Person and all copies thereof in the possession or under the control of a Party which does not own such property, and all confidential information in whatever media; or (ii) destroy all documents and information belonging to the other Party and all copies thereof in the possession or under the control of a Party. Provided that the Purchaser and/or its advisors may retain, in a secure location, copies of such documents and records for purposes of defending any legal proceeding or as is required to be maintained in order to satisfy any law, rule, regulation, or accounting or financial reporting standards to which the Purchaser may be subject.

11.4. The Parties acknowledge and agree that the covenants and obligations with respect to confidentiality set forth in this Clause relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause the Parties hereto as applicable, irreparable injury for which adequate remedies are not available at law. Therefore, the Parties agree that the Party entitled to enforce the covenants set forth above, shall be entitled to an injunction, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain the other Party from committing any violation of the covenants and obligations contained in this Clause. These injunctive remedies are cumulative and are in addition to any other rights and remedies the concerned Party may have at law or in equity.

ARTICLE XII

TERMINATION

12.1. Termination Upon Default.  The Purchaser may terminate this Agreement by giving notice to the Company and the Seller on or prior to the Closing Date, without prejudice to any rights or obligations Purchaser may have, if the Company or the Seller shall have breached any representation or warranty or breached any agreement or covenant contained herein to be performed prior to Closing Date and such breach shall not be cured within five (5) days following receipt by the Company or the Seller of a notice describing in reasonable detail the nature of such breach.

12.2. In the event that any of the Closing Conditions have not been satisfied (or specifically waived in writing by the Purchaser in its sole and absolute discretion) on or before the Long Stop Date (as specified in the Share Purchase Agreement), this Agreement shall terminate at the sole discretion of the Purchaser and cease to have effect .

12.3. Survival.  The provisions relating to Confidentiality, Expenses Arbitration and the Representation and Warranties of the Sellers and the Company, contained in this Agreement shall survive the Closing Date and any termination of this Agreement.

ARTICLE XIII

MISCELLANEOUS

13.1. Waiver.  The aggregate gross proceeds from Purchaser’s initial public offering (“IPO”), including the proceeds received upon the consummation of the exercise of the over-allotment option, and proceeds received from a private placement that closed simultaneously with the first closing of the IPO, were placed in a trust account (the “Trust Account”) for the benefit of Purchaser’s public stockholders. Each of the Company and the Seller hereby acknowledge and agree that neither of them has any right, title, interest or claim of any kind in or to any monies in the Trust Account and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Purchaser and will not seek recourse against the Trust Account for any reason whatsoever, including any accrued interest not released to Purchaser in accordance with the terms of the IPO.

13.2. Notices:  All notices, requests, demands and other communications to any Party hereunder shall be in writing and shall be given to such Party at its address or facsimile number or email address set forth below, or such other address or facsimile number or email address as such Party may hereinafter specify by notice to each other Party hereto:

if to the Purchaser, to:

c/o Geneva Acquisition Corporation
John S. Rousseau Jr.
400 Crown Colony Drive
Suite 104
Quincy, MA 02169
USA

+1 617 472 2805× 8410 (phone)
+1 617 472 3531 (fax)

Email:

with a copy to:

Economic Laws Practice	Loeb & Loeb LLP
Suhail Nathani	Mitchell Nussbaum
1502 A-Wing	345 Park Avenue
Dalamal Towers	New York, New York 10154
Nariman Point
Mumbai, India	USA
suhailnathani@elp-in.com	mnussbaum@loeb.com
+91 22 6636 7000 (phone)	+1 212 407 4159 (phone)
+91 22 6636 7172 (fax)	+1 212 504 3013 (fax)

if to the Company or the Seller:

Halifax Management Limited
5th Floor, C & R Court,
49 Labourdonnais Street,
Port Louis, Mauritius
poonam@halifax-management.com

+230 207 0602 (phone)
+230 211 8470 (fax)

with a copy to:

Mr. Mitesh Saraf
145 East 48th Street
16 F
New York, New York 10017
USA
miteshsaraf@yahoo.com
+1 848 250 0038 (phone)

Each such notice, request or other communication shall be effective (i) if given by facsimile/email, when such facsimile/email is transmitted to the facsimile number or email address specified herein and the appropriate answer back is received or, (ii) if given by certified mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, properly addressed or, (iii) if given by any other means, when delivered at the address specified herein.

13.3. Amendments; No Waivers.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Party hereto, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(a) No failure or delay by any Party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

13.4. Ambiguities.  The Parties acknowledge that each Party and its counsel has materially participated in the drafting of this Agreement and consequently the rule of contract interpretation that, and ambiguities if any in, the writing be construed against the drafter, shall not apply.

13.5. Publicity.  Except as required by law, the Parties agree that neither they nor their agents shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of the other Party hereto.

13.6. Expenses.  Except as specifically provided in this Agreement, each Party shall bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The Seller shall be liable to pay any and all taxes in relation to the Transaction and the transactions contemplated hereby.

13.7. Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, that neither the Company nor the Seller may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Purchaser. Provided, the Purchaser is entitled to assigns its rights and obligations under this Agreement to an affiliate without prior written consent of the other Parties.

13.8. Governing Law; Jurisdiction.  This Agreement shall be construed in accordance with and governed by the laws of State of Delaware, without giving effect to the conflict of laws principles thereof.

13.9. Counterparts; Effectiveness.  This Agreement may be signed by facsimile signatures, pdf, email and in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13.10. Entire Agreement.  This Agreement, the Share Purchase Agreement and other documents to be executed for consummating the Transaction constitute the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.

13.11. Severability  If any one or more provisions of this Agreement shall, for any reasons, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

13.12. Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

13.13. Construction.  References in this Agreement to “Clause” and “Articles” and “Schedules” shall be to the Clause, Articles and Schedules of this Agreement, unless otherwise specifically provided; all Schedules to this Agreement are incorporated herein by reference; any use in this Agreement of the singular or plural, or the masculine, feminine or neuter gender, shall be deemed to include the others, unless the context otherwise requires; the words “herein”, “hereof” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word “including” when used in this Agreement shall mean “including without limitation”; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any agreement, document, certificate or other written instrument shall be a reference to such agreement, document, certificate or instrument, in each case together with all schedules, attachments and appendices thereto, and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (b) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

13.14. Capitalized Terms.  Capitalized terms used but not defined herein shall have the meaning set forth in the Share Purchase Agreement.

[The balance of this page is intentionally left blank]

IN WITNESS WHEREOF, Purchaser, Seller and the Company have caused this Agreement to be duly executed by their respective authorized officers and the members have executed this Agreement as of the day and year first above written.

GENEVA ACQUISITION CORPORATION

By:
Name: James E. McGrath
Title: President

[Signature Page to Stock Purchase Agreement]

STRATEGY HOLDINGS LIMITED

By:

Name:
Title:

STRATEGY HOLDINGS LIMITED

By:
Name:
Title:

[Signature Page to Stock Purchase Agreement]

NICOLENE LTD.

By:
Name:
Title:

ANNEX B

EXECUTIVE SUMMARY

This summary highlights the principal findings and issues emerging from the technical and engineering due diligence examination of Global Hi-Tech Industries, Ltd. performed by Mott MacDonald at the request of Geneva Acquisition Corporation.

Mott MacDonald (Mott) is a multi-disciplinary management and engineering consulting firm engaged in development projects world-wide relating to energy, transport, water, and the environment to building, industry and communications. Mott is a wholly independent international company, based in the UK, with turnover in excess of $1.5 billion, over 13,000 staff and global experience spanning 140 strategic centres. Mott operates from offices in centres throughout the UK and in countries across Europe, Asia and the Pacific, the Middle East, Africa, America and India.

Introduction

Global Hi-Tech Industries Ltd. (GHIL) was established in 2003. The Company is presently engaged in manufacturing and selling structural steel products. GHIL has its manufacturing base in Kutch, Gujrat in India, having a sound business model which offers the flexibility to optimize return and minimize risks. The Company has a detailed growth plan for expansion of its business to become cost-competitive in the market and to be known as a leading producer of quality steel products. As a part of its growth strategy GHIL has acquired a prospecting license for mines near Sagar Madhya Pradesh to reduce the dependence on raw material suppliers and to economize its production cost. The Company has initiated the process of increasing its production capacity from 200,000 metric tonnes per annum (end products) to 300,000 metric tonnes per annum.

The expansion projects have been delayed pending an increase in the availability of working capital. GHIL decided to merge with a potential investor who can provide increased access to capital. Geneva Acquisition Corporation (GAC or the Client) has demonstrated its interest in the Company and has appointed Mott MacDonald India as Consultants for the Technical Due Diligence.

The management structure of GHIL is considered to be reasonable and in conformity to standard followed by similar size steel companies in India. However after starting additional activities like power generation and mining business, additional professionals with appropriate experience in relevant fields should be recruited. As the organization grows, responsibilities are to be delegated down the line to speed up decision-making. The Company should identify qualified people within the organization for higher responsibilities, and recruit the people to fill any talent gaps. The Company should improve ongoing systems procedures and policies consistent with the growth of the organization.

The project configuration of the project, which includes the proposed expansion, is as shown in the figure below:

Once the expansion is completed and the peak production is achieved, GHIL would need to expand their marketing staff to manage sales directly rather than through the extensive current dependence on agents. The process of developing a marketing network however will be slow and the experience of Mr. Tekriwal would prove to be critical.

Market Assessment

India is the world’s largest sponge iron producer. The installed capacity of sponge iron in the country stood at 26.39 million metric tonnes during 2007 – 08 with a capacity utilisation of 75%. The majority of the production of sponge iron is consumed within the domestic Indian market.

The major end user of the sponge iron is the steel sector which is growing at an annual rate of about 13% driven by construction, automobiles and the engineering sector. The growth in demand for sponge iron is linked to the growth observed in the domestic steel industry. Analysis from the past performance indicates that the sponge iron industry grew at CAGR of about 25% during 2003 – 08.

At present the demand-supply scenario is balanced. However the Consultants believe that new capacities would be needed in future as the industry can achieve maximum output of 21.77 million metric tonnes with a capacity utilization of 82.5%.

Sponge iron prices are directly related to scrap prices. Rising steel demand and unavailability of scrap has led to an increase in demand of alternative raw material, which is sponge iron. It is anticipated that the price of sponge iron will move up by 5% per annum during next two years.

A billet is a small, usually rectangular bar of iron or steel in an intermediate stage of manufacture. Billets are used for making long products which are further used to make beams, channels, bars, rods and angles, which is further used in mining, construction, heavy engineering, factory structures, bridges, railways, engineering, construction, agricultural implements, machinery and other infrastructure projects.

The installed capacity of billets in India during 2007 – 08 stood at about 28 million metric tonnes. Investment in railways, infrastructure projects and construction activities were the major demand drivers for growth in demand of billets. The demand for billet depends upon the demand for long products. The Consultants believe that billets will witness a similar growth trend as long products. The domestic demand for billets is expected to grow at CAGR of 10% during 2008 – 12. New capacities are required to meet domestic demand in near future. The Consultants anticipate that the price of billets will move up by 5% per annum during next two years.

Angles, shapes & section are hot rolled structural sections obtained by hot rolling of blooms/billets. Beams, channels and angles are used in mining, construction of tunnels, factory structures, transmission towers, bridges, ships, railways, engineering, and other infrastructure projects.

The installed capacity for structural steel in India is estimated at about 6.5 million metric tonnes during 2007 – 08 with the industry witnessing 81% capacity utilisation. At present the demand-supply scenario of structural steel products is tight and the demand for structural steel products will surpass supply by 2009 – 10. Hence, new capacities are required to meet domestic demand in near future. The price of structural steel is anticipated to move up by 5% per annum during next two years. The Consultant forecasts structural steel product prices to increase at a CAGR of 9% till March 2011 from December 2007, and to move up by 5% per annum during next two years. The manufacturers will however focus on improving internal systems and configurations to improve efficiency.

India has 23.6 billion metric tonnes of iron ore reserves, which is the 5th largest reserve base in the world. Iron ore found in India has among the highest grades (58% – 65% ferrous content) in the world. India is a net exporter of iron ore. Iron ore export from India is estimated at 90 million metric tonnes during 2007 – 08. The Consultant notes that the domestic production of iron ore witnessed a CAGR of about 17% during 2003 – 08.

Even though iron ore demand in the domestic market is expected to increase, there will be increased investments in pellet facilities. Hence, overall process able iron ore availability in the domestic market is expected to increase. Further, due to increased pressure from the steel industry, export of iron ore (predominantly fines) from India is expected to decrease. Both these factors are expected to ensure marginal increases in iron ore prices in India. In addition, with investments in ports and dedicated freight corridors, the transport cost is expected to decrease. All things considered, the landed price of iron ore for GHIL is expected to increase at a CAGR of 2% during 2008 – 11. With increase in operation, GHIL should focus on developing long term relationship with mines to ensure quality and timely supply at reasonable rates and credit period.

Demand is expected to grow at average annual rate in India of 8% during 2008-2012, outpacing the growth rate of supply (supply is expected to grow at an average annual rate of 7%). The wide gap in relative consumption of steel indicates the potential ahead forIndia in raising its steel consumption. For instance, India’s per capita steel consumption is 46 kilograms, as compared to 426 kilograms for the US, 417 kilograms for Germany, and a world average of 150 kilograms. The chart below sets forth the projected supply and demand for structural steel products in India.

Existing Operations

Based on site visit and technical due diligence the Consultant notes that the site selected for the plant offers logistics, infrastructure and tax incentives, thereby making operations cost-effective. The existing configuration of the plant offers adequate flexibility to improve product mix and thereby optimise profits. The DRI plant has an annual capacity of 105,000 MTPA and will be in a position to achieve a maximum of 82.5% utilisation depending upon availability of input materials. The SMS plant has an annual capacity of 100,800 MTPA and will be in a position to achieve a maximum of 90% utilisation depending upon availability of input materials. The rolling mill has an annual capacity of 96,000 MTPA and will be in a position to achieve a maximum of 80% utilisation depending upon availability of input materials. Currently, GHIL is following a preventive maintenance system. However, once the plant operates at full capacity for 8 – 10 months, GHIL would have sufficient information to switch over to a predictive maintenance system. This would further bring down the maintenance cost. GHIL is currently sourcing ground water, which is further treated by RO process before usage. However, in the long run, GHIL would need to source water from Narmada canal, which is about 25 – 30 Km from the plant. GHIL has already made necessary applications for the same. GHIL has all necessary clearances needed to operate the plant. However, there is a need to start ESP and green belt immediately. The consumption norms achieved by GHIL cannot be relied as there are significant variations and there is lack of proper internal system for material accounting.

Land available at site is adequate for undertaking the expansion plan. Advantages available to existing facilities would also be available to the expansion plan. Implementation of the expansion plan is expected to make the overall operation more cost effective and flexible. In the long run GHIL would be benefited from the expansion plan. The configuration for each of the expansion components — DRI, SMS and rolling mill — are well planned and expected to offer improved resource utilisation in long run for GHIL. GHIL may have to source water from Narmada canal as the Plant will become water intensive. The plant will source electricity from CPP and GEB. However, during the intermediate period, when CPP will not be operational, GHIL will have to source the entire power requirement from GEB. GHIL would be able to source necessary raw materials from India or import them from ports in Gujarat.

Mining Scenario

GHIL has acquired a license licence for prospecting of iron ore at Chattarpur, in Madhya Pradesh. Twenty hectares of land has been allotted under the prospecting license. GHIL has carried out internal geological survey, which is not adequate to establish reserve quantity and quality. However, based on the results from the limited survey carried out by GHIL, the Consultant estimates that an average 60 – 62% Fe ore can be mined from the area. Further, there may be adequate reserves to meet the ore requirements of GHIL for 15 years of operation (10 – 12 million metric tonnes). The Consultant recommends that GHIL undertake detailed prospecting immediately through competent independent agencies. The Consultant recommends that GHIL develop the mines in a phased manner (both Chattarpur and Sagar, if the second license is obtained), which would lead to a long term supply stability. The mines would be open cast mines and would require 30 – 36 months from the date of receiving the prospecting license to start production.

Financial Estimates

The Consultant concluded, after detailed situation analysis, that-

(i)	The plant under the phase -1 expansion scheme will be operational from September, 2009 except CPP.GHIL is finalizing the orders of items needing longer delivery period by Dec. 2008.
(ii)	The business will generate an operating profit of around Rs. 450 Million during the current fiscal year
(iii)	EBDIT will improve to Rs.1850 million to Rs.1900 million during next 2 years.
(iv)	The capital investment is estimated to Rs.3666.41 million for expansion from the present 100,000MT to300,000MT of structural steel which includes Rs1,861.80 million for the expansion in rolling mills, therotary kiln and the new continuous casting machine, Rs.1,384.43million for captive power plant andRs420.19million for mining operations.
(v)	The expansions will be implemented within 32 months.

The Operating profit statement during the period 2008 – 09 to 2010 – 11 is projected as under-

Description	2008 – 09	2009 – 10	2010 – 11
Net Sales	2,450.26	7,778.95	9,680.35
Raw Material	1,453.88	4,367.50	5,780.18
Stores & Spares	11.90	39.88	53.58
Fuel & Power	369.75	1,169.46	1,499.40
Other Utilities	2.48	6.69	8.50
Repairs & Maintenance	22.92	79.89	107.33
Total Variable Cost	1,860.93	5,663.41	7,449.00
Manpower Cost	61.26	116.68	145.21
Selling & Distribution Cost	36.75	77.79	96.80
Administrative Expenses	24.50	77.79	96.80
Total Fixed Cost	122.51	272.26	338.81
Total Cost	1,983.44	5,935.68	7,787.81
EBDIT	466.82	1,843.27	1,892.54
EBDIT (%)	19%	24%	20%

Phase I of the expansion plan (excluding Captive Power Plant) will become operational from September 2009 onwards, as orders for all long delivery items are considered to be placed by December 2008. The capacity will increase from 100,000MT of structural steel to 300,000MT of the structural steel. CPP is not expected to start operation during the period under consideration, as it is estimated that CPP would need about 24 months for implementation. Substantial income is noted from tax concessions during 2008 – 10. The Consultant recommends that GAC take the opinion of financial/tax advisor on the computation of concessions available to GHIL. Capital investment of Rs 3,666.41 million is estimated for the expansion plan including mining. The business will generate an operating profit (EBDIT) of Rs 466.82 million (Rs 450 – 470 million) during 2008 – 09 which is around 19%. Based on information made available by GHIL, it is understood that it has already achieved an EBDIT of Rs 180 million by August 2008. Since the construction activities slow down during monsoon (June to August) and pick up during the latter half of the year; the Consultant believes that GHIL would be in a position to achieve the indicated EBDIT during 2008 – 09. EBDIT will be in the range of Rs 1,850 to 1,900 million during 2009 – 10 and 2010 – 11 which is almost 24%. An implementation period of 32 months is estimated for implementation of Phase I and II of the expansion plan at site.

ANNEX C

EXECUTIVE SUMMARY

This Summary only highlights some of the important findings and issues emerging from the legal due diligence conducted by Mercurius Advisory Services Private Limited. It is not a complete summary of the due diligence report. For our complete findings and recommendations, please refer to the due diligence report submitted by us on 20 October, 2008 (“Report”).

The terms and abbreviations not defined herein shall have the meaning ascribed to them in the Report.

1. Corporate Information

1.1 Incorporation and Commencement of Business

The Company was incorporated under the name “Global Hi-Tech Industries Limited” as a public company limited by shares on 21 November, 2003. The corporate identification number of the Company is U28112MH2003PLC172856. The Company received its certificate of commencement of business under section 149(3) of the Companies Act from the RoC, Madhya Pradesh and Chattisgarh on 11 June, 2004.

1.2 Business of the Company

The Company is primarily engaged in the business of manufacturing sponge iron, steel billets and joist. The current business of the Company is in accordance with the objects clause of its MoA.

1.3 Share Capital

(a) Authorised and Paid-up Share Capital

The authorised share capital of the Company is Rs. 220,000,000 divided into 22,000,000 equity shares of Rs. 10 each.

As per the financial statements for the FY ended 31 March, 2008, the total issued, paid-up and subscribed share capital of the Company is Rs. 214,027,500 divided into 21,402,750 equity shares of Rs. 10 each. We have been informed by the Representatives that the issued, paid-up and subscribed share capital of the Company as stated above has not changed till date.

(b) Present Shareholders

Based on our discussions with the Representatives, we understand that the entire shareholding of the Company can be divided into four groups of shareholders, holding such shares though four families along with their associates, friends and relatives. Brief particulars of such shareholding as on 30 September, 2008 are as follows:

Group	No of Shareholders Representing the Group	No. of Body Corporate	No. of Individuals	Total No. of Equity Shares	%age of Share Holding
Aggarwal	80	68	12	7,000,250	32.71%
Maskara	4	1	3	5,070,000	23.69%
Rajgharia	3	2	1	2,925,000	13.67%
Tekriwal	5	1	4	6,407,500	29.94%
Total	92	72	20	21,402,750	100%

The Company has recorded certain transfer of shares in its statutory registers from March, 2008 till date. Under Indian law, a company is not permitted to take any share transfer on record unless such transfer is approved and noted by the Board in a validly convened meeting. In view of the interim order dated 13 March, 2008 that has been passed by CLB (“Interim Order”) in relation to the case filed by the Aggarwals in the CLB against the Company and certain majority shareholders (“CLB Case”), the company is restrained from holding meetings of the Board without obtaining prior permission of the CLB. As the Company has not held any meeting of the Board after 8 March, 2008, the recording of such transfer in the statutory registers is ineffective and the transfer of the shares in question would be complete only upon the adoption of such transfers by the Board.

(c) Disputed Allotment

The Company had made certain allotments of shares in 2007 – 08, aggregating to 6,194,250 equity shares, which are under dispute between the Aggarwals on one side and the remaining shareholder groups on the other side. The legality of these allotments has been challenged in the CLB Case.

In addition to above, the Company had also allotted 3,791,500 equity shares at par on 25 October, 2007, for which requisite filings were made with the RoC on 26 October, 2007. However, this allotment does not find mention in any of the financial and secretarial records maintained by the company. From our discussions with the Representatives on this issue, we have been given to understand that certain shares were erroneously issued under this allotment and therefore, the same was revised and re-issued in two tranches of allotments made on 25 October, 2007 and 26 October, 2007 (which are now challenged under the CLB Case). We have not been provided with any documentation supporting the cancellation of this allotment. Also note that the subsequent allotments were made to a revised set of allottees and the shares were issued at a premium of Rs.10 and not at par, as originally allotted.

As these allotments are sub-judice, the validity of the ownership of these shares can be determined only upon an order being passed by the CLB.

(d) Undisputed Holding

If we remove the entire disputed shareholding from the Company’s paid-up share capital, the undisputed shareholding of the shareholders other than the Aggarwals amount to 51.6% of the total paid-up share capital.

(e) Share Application Money

The balance sheet for the FY ended on 31 March, 2008 records that share application money amounting to Rs. 59,500,000 is pending allotment with the Company. We have been informed by the Representatives that these amounts have been received from partnership firms and shares cannot be validly issued to them under the provisions of Companies Act.

1.4 Registered Office and Steel Plant

Originally, the registered office of the Company was located in Raipur, Chattisgarh. Presently, the registered office of the Company is situated at 33, Atlanta, 3rd Floor, 205, Nariman Point, Mumbai, Maharashtra, India – 400021. The steel manufacturing plant of the Company is located in the state of Gujarat at Village: Kanaiyabe, District: Bhuj, Kutch, Gujarat.

1.5 Directors

The Company has 3 directors on its Board, namely, Mr. Narayan Prasad Tekriwal, Mr. Rohit Ashok Maskara and Mr. Ashok Kumar Maskara.

1.6 Statutory Auditors

Under the CLB Case, the Aggarwals have challenged the appointment of statutory auditors from Mumbai in substitution of the auditors from Chattisgarh and have requested the CLB to appoint new auditors for the Company from Chhattisgarh.

1.7 Company Secretary

Under the Companies Act, every company having a paid-up share capital of Rs. 20,000,000 or more is required to appoint a full time company secretary. However, we have been informed by the Representatives that the Company, despite having a paid-up share capital of Rs. 214,027,500, has not appointed any company secretary.

1.8 Financial Statements

Once the audited financial statements are submitted by the auditors to the Company, it is required to be adopted by the Board and thereafter by the shareholders in the AGM. As the Company has not held its AGM for the FY ended on 31 March, 2008, these financial statements have not yet been adopted by the Company. However, we have noted that even though no Board meeting has been held by the Company after 8 March, 2008, the audited financial statements dated 25 August, 2008 have been signed by Narayan Prasad Tekriwal and Ashok Maskara on behalf of the Board i.e., has been adopted by the Board.

Further, in accordance with the Companies Act, the financial statements of the Company for the FY 2007 – 08 are required to be filed with the RoC latest by 30 October, 2008 which has not yet been filed. With respect to this, every officer of the Company in default may be punished with a fine which may extend to Rs. 500 for every day during which the default continues.

1.9 Annual Return

The Company has not yet filed the annual return for the fiscal year 2007 – 08. In terms of the Companies Act, the Company would be required to file its annual return with the RoC latest by 29 November, 2008, failing which every officer in default of the Company would be punishable with a fine which may extend to Rs. 500 for every day during which the default continues.

1.10 Statutory Registers

Certain statutory registers of the Company have not been maintained up to date. In case a company defaults in properly maintaining its statutory registers, the company and every officer in default is liable to pay a penalty which may extend up to Rs. 500 for every day of continuing default.

Further, the Company also does not maintain certain cost accounting records in accordance with the Companies Act. Every director of the Company may be punished with imprisonment for term which may extend to six months, or with fine which may extend to Rs. 10,000, or with both, for such non-compliance.

1.11 Board Meetings

In terms of the Interim Order of the CLB, the Company is permitted to hold meetings of the Board only after obtaining prior permission of the CLB. We have been informed by the Representatives that the last meeting of the Board was held on 8 March, 2008 and no further meeting of the Board has been held by the Company after the passing of the Interim Order.

Under the provisions of Companies Act, every company is required to hold at least one board meeting in every three months and at least four such meetings must be held in every year. As the Company has not held any meeting of the Board for more than six months, it is in violation of the provisions of the Companies Act.

1.12 Annual General Meeting

In accordance with the Companies Act, the AGM for the FY 2007 – 08 must have been held by the Company on or before 30 September, 2008. The Interim Order of the CLB provides that the Company cannot hold any AGM after 13 March, 2008 without obtaining prior permission of the CLB. We have been informed by the Representatives that the Company has not applied to the CLB for the grant of any such approval for the FY ended 31 March, 2008 till date and therefore is in default of the Companies Act for not holding the AGM within the prescribed time.

1.13 Audit Report

The qualifications mentioned in Auditors’ Report for the FY ended 31 March, 2008 include the following:

(a)	The Company does not have an internal audit system commensurate with the size of the Company and nature of its business.
(b)	The company is not regular in depositing undisputed statutory dues including Provident Funds, Employees State Insurance, Income Tax, Excise Duty, Sales Tax, Wealth Tax, Service Tax, Custom Duty, Cess and any other statutory dues with the appropriate authorities.

Further, the above Auditors’ Report also contains a statement that the Company has accepted deposits from the public under the provisions of the Companies Act. However, the financial statements do not record any such deposits. Upon obtaining clarification from the Representatives, we have been given to understand that this statement regarding acceptance of public deposits has been incorporated in the audit report by mistake.

2. Employment

We have been informed by the Representatives that the Company has approximately 643 employees at its offices and plants who can be categorised as follows:

•	Permanent employees – 319
•	Temporary employees/contract labourer – 324

2.1 Senior Management

We have been provided with only one employment contract dated 25 November, 2004 executed with Mr. Ashok Kumar Maskara for appointing him as the whole time director of the Company. This contract contains only the basic provisions on terms of his employment such as salary, bonus and perquisites and does not include provisions such as confidentiality, non-compete, non-solicit, dispute resolution, and jurisdiction.

2.2 Other Employees

From our discussions with the Representatives, we understand that the Company hires its employees on standard terms and conditions. We have reviewed one sample letter of appointment provided to us by the Representatives.

These employment contracts provide that the employee is not permitted to accept any assignment or remuneration in personal capacity from any third party during the tenure and within a period of six months thereafter, without the Company’s prior written consent. In India, post termination non-compete clauses are not enforceable. Also, the letters of appointment do not provide for a dispute resolution clause and is also silent on the issue of the jurisdiction to be invoked by the parties in case of a dispute

Further, the employment contracts have not been stamped. An employment contract is required to be stamped with applicable duty in accordance with the Indian Stamp Act failing which the unstamped or inadequately stamped document becomes inadmissible as evidence in a court of law. The defect of a document that requires stamping being unstamped can be rectified by paying the stamp duty, with a penalty which may extend up to 10 times the original stamp duty payable with interest, before introducing it as evidence in a court of law.

2.3 Contract Labour

The Company has hired approximately 324 personnel as contract labour through various contractors.

The Representatives have informed us that the payments towards ESI and provident fund of these employees are made by the contractors and the Company does not ensure the adequacy of such deductions. As per the applicable law, ultimate liability for payment of provident fund and ESI dues rest with the principal employer. As the Company is the principal employer for these contract labourers, the Company may be held liable for any short deduction of payment for ESI and provident fund made by the contractors.

Further, in the course of our discussions with Representatives, we were informed that the contract labourers are performing core activities at the steel plant of the Company.

Under the provisions of the CLRA Act, the appropriate government has the power to issue a notification prohibiting the employment of contract labour in any process, operation or other work in any establishment having regard to (a) conditions of work and benefits provided to the contract labour in the establishment in question, and (b) other relevant factors including whether the nature of the work undertaken is that of a perennial nature or whether such work is done ordinarily through regular workmen in that establishment or similar establishments.

On issuance of prohibition notification under the CLRA Act prohibiting employment of contract labour or otherwise, in an industrial dispute brought before an industrial adjudicator by any contract labour with regard to conditions of service, the industrial adjudicator will have to consider the question whether the contractor has been engaged to supply contract labour for work of the establishment under a genuine contract or is a mere ruse/camouflage to evade compliance with various beneficial legislations so as to deprive the workers of benefits there under. If the contract is found to be not genuine but a mere camouflage, the so-called contract labour will have to be treated as employees of the principal employer who shall be directed to regularise the services of the contract labour in the establishment concerned.

Regularisation of a large number of workmen could potentially have significant financial implications for the Company.

3. Financing and Charges

3.1 Loans

The Company has been granted loans aggregating to Rs. 1,175,000,000 from a consortium of banks constituting of SBI, UCO Bank, Canara Bank, Bank of Maharashtra, SBP and UBI with SBI as the lead banker.

Brief particulars of these facilities are as follows:

(a) Term Loan Facilities

	SBI	UCO	Canara Bank	Bank of Maharashtra	Total
Sanctioned Amount	200,000,000	200,000,000	135,000,000	100,000,000	635,000,000
Disbursed Amount	197,999,661	200,000,000	132,819,360	100,000,000	630,819,021

(b) Working Capital Facilities

Facilities	SBI	UCO	Canara Bank	SBP	UBI	Total
Fund Based Working Capital Limits	97,500,000	97,500,000	97,500,000	75,000,000	22,500,000	390,000,000
Non Fund Based Limit	40,000,000	40,000,000	30,000,000	30,000,000	10,000,000	150,000,000
Total	137,500,000	137,500,000	127,500,000	105,000,000	32,500,000	540,000,000

3.2 Security and Charges

With respect to the term loan facilities, a first charge has been created on the various pieces of land of the Company in Bhuj, Gujarat, on which the steel plant of the Company is located and second charge has been created on all movable properties. For the working capital facilities, first charge has been created on all movable properties and second charge has been created on the various pieces of land in Bhuj, Gujarat.

Further, the title deeds of certain immovable properties belonging to Mr. Pankaj Tekriwal, Mr. Narayan Tekriwal and Hi-Tech Abrasives Ltd. have been deposited with SBI as collateral securities for the consortium loan.

We understand that the guarantees originally issued by 8 individuals been substituted by the four personal guarantees of Narayan Tekriwal, Ashok Kumar Maskara, Rohit Kumar Maskara and Pankaj Tekriwal and corporate guarantee of Hi-Tech Abrasives Ltd. However, on a review of various sanction letters, we further understand that the personal guarantee of Gopal Krishna Agrawal and Deepal Agrawal (belonging to the Agarwal Group) have not been released by the banks pending their resignation from the Board.

It may be noted that the CLB has passed an interim order on 4 March, 2008 directing the release of the personal guarantees and collateral securities of Gopal Krishna Agrawal and Deepak Agrawal. However, as discussed with the Representatives, we have been given to understand that the banks have not yet released these guarantees.

3.3 Prior Consent of Lenders

Prior consent of lenders is required to carry out, inter alia, the following:

•	Change in shareholding pattern;
•	Obtaining additional debt or creation of security;
•	Declaring dividend above a specified percentage or when the Company is in default of its repayment obligations; etc.

Therefore, prior approval of the banks would be required for the acts contemplated under the proposed Transaction.

3.4 Unsecured Loans

The audited balance sheet for the FY ended on 31 March, 2008 records that the Company has obtained unsecured loans amounting to Rs. 158,853,900. The Company does not have any formal arrangement in place for these unsecured loans.

4. Contracts

We have been informed by the Management that the Company has not executed any contracts with its suppliers, distributors or customers for purchase of raw materials or sale of goods manufactured.

5. Property

We have been informed by the Management that the Company owns 138 acres and 18 gunthas of land in Bhuj, Gujarat. The sale deeds for these pieces of land are in vernacular language. As we have not been provided with translated copies for these pieces of land, we cannot comment on the legality of the Company’s title on these properties as on date.

Further, we have been informed by the Representatives that the property on which the registered office of the Company is located is owned by Mr. Narayan Prasad Tekriwal. However, there is no formal written arrangement in place between the Company and Mr. Narayan Prasad Tekriwal permitting the Company to use the premises and the Company is also not paying any rent or other charges for such usage. As the Company does not have any formal arrangement regarding the occupation of the registered office, its occupancy may be deemed illegal and the Company may be required to vacate the premises.

6. Licenses, Approvals and Registrations

6.1 Environment Approvals

The consent order dated 14 November, 2005 under the Water Act, the Air Act and Hazardous Waste Management Act to operate the Company’s plant at Kutch had expired upon completion of six months from the date of issue. We have not been provided with any renewals pursuant to the expiration of these consents.

6.2 Water

We have been informed by the Representatives that the Company uses the ground water for operating its plant and also sources water from a pond located within its premises. We have been further informed by the Representatives that the Company does not need any license or approval from the State Government for using such water. One of the conditions prescribed under the No Objection Certificate (‘NoC’) to establish the steel plant granted by GPCB is that the Company must not use ground water for any industrial purpose including construction of the plant. Therefore, the Company is in violation of the provisions of the NoC. We have not been provided with any explanations from the Company in this respect.

6.3 Employees State Insurance

We understand that the Company has not made any contribution towards the payments required to be made in ESI Act. As mentioned earlier, the auditors’ report for the FY ending 31 March, 2008 states that the Company has not made timely payments under the ESI Act.

On obtaining clarifications from the Company, we have been given to understand that the ESI Act does not apply to the Company. We have not been provided with any documentation with respect to such exemption being granted to the Company.

If a person fails to pay any contribution which he is liable to pay under this Act, he shall be punishable with an imprisonment for a term which may extend to three years but:

(a)	which shall not be less than one year, in case of failure to pay the employee’s contribution which has been deducted by him from the employee’s wages and shall also be liable to fine of ten thousand rupees;
(b)	which shall not be less than six months, in any other case and shall also be liable to fine of five thousand rupees.

In case the ESI Act applies to the Company, the above punishment may be levied.

6.4 Provident Fund

As mentioned earlier, the auditor’s report for the FY ended on 31 March, 2008 mentions that the Company has not been paying its EPF on time. A person who does not deposit the provident fund on time shall be punishable with imprisonment for a term which may extend to three years but:

(a)	which shall not be less than one year and fine of ten thousand rupees in case of default in payment of employees’ contribution which has been deducted by the employer from the employees’ wages;
(b)	which shall not be less than six months and fine of five thousand rupees in any other case.

Additionally, if a company fails to deposit the provident fund in the specified manner, the Companies Act also prescribes imprisonment of a term which may extend to six months for any officer of the company who knowingly contravenes or authorises or permits such contravention or with fine which may extend to Rs. 10,000.

6.5 Importer Exporter Code

The certificate granting the importer exporter code (“IEC”) requires the Company to intimate the concerned authority about any change in its address or constitution failing which the Company shall cease to be eligible to import or export against the IEC after the expiration of 90 days from the date of such changes. The address mentioned on the IEC Code certificate is that of Raipur and as mentioned earlier, the registered office of the Company has already been shifted from Raipur to Mumbai. Therefore, the Company should have intimated the relevant authority for incorporating such change in the IEC. We are not aware of any such intimation having been provided by the Company.

6.6 Central Excise

Inter alia other provisions, the excise registration certificate of the Company mentions that it is not valid in case the constitution of the management of the firm undergoes change. The Company has undergone changes its Board on various occasions after the November, 2004. We are not aware of any such intimation being provided or permission being obtained to/from the Excise Department in this respect.

7. Litigation

7.1 Shri Gopal Krishna Agrawal & Others vs Global Hi-Tech Limited & Others

(a) Brief Facts of the Case

On 16 January, 2008, a petition was filed by G.K. Agarwal, Deepak Aggarwal, Shyam Sunder Aggarwal, Vineeta Aggrawal, etc. (“Petitioners”) in the CLB against the Company, Narayan Prasad Tekriwal, Ashok Kumar Maskara, Rohit Kumar Maskara and SBI (“Respondents”) under section 397, 398, 399 and 402 of the Companies Act, 1956 claiming that certain actions undertaken by the Respondents amount to oppression and mismanagement against the petitioners.

The primary contentions of the Petitioners under the case are as follows:

(i)	That shares allotted on 25 October, 2007 and thereafter are unauthorised and illegal and such allotments have caused increase in the percentage holding of the Respondents’ group in the Company at the cost of corresponding reduction of the holding of the minority group in the Company.

(ii)	That the Respondents have maliciously changed the Company’s registered office from Chattisgarh to Maharashtra and also changed the auditors of the Company in order to keep the Petioners away from the affairs of the Company.
(iii)	No notice of any meetings of the board of directors or of the meetings of members was served on any of the directors/members of the Petitioners’ group.
(iv)	That the Mr. G.K. Agarwal and Mr. Deepak Agarwal from the Petioners’ group were illegally removed from the board of directors of the Company and Mr. Sunil Kumar Maskara and Mr. Narayan Prasad Tekriwal were illegally added to the board.
(v)	That SBI is not releasing the personal guarantees and collateral securities furnished by Mr. Gopal Krishna Agarwal and Mr. Deepak Kumar Agrawal.

A reply to this petition was filed by the Respondents on 29 May, 2008 denying the allegations. In addition petition filed on 16 January, 2008, the Petioners had also filed an application in July, 2008 alleging certain other acts of mismanagement. Details of these documents are discussed later in this Chapter.

(b) Interim Orders Passed by CLB

The important interim orders passed by CLB on this matter are as follows:

(i)	The personal guarantees and the collateral securities furnished by the Petitioners were directed to be released.
(ii)	The Respondents are restricted from availing any further credit facility from any bank or financial institution till final disposal of the petition.
(iii)	The Company is restricted from holding or convening any board meeting with the present board of directors and the AGM without prior permission of CLB.
(iv)	The next date of hearing was fixed on 26 September, 2008 and meanwhile, the Company was directed to deliver the share certificates in respect of shares that the Petitioners are undisputedly entitled to within 10 days

(c) Present Status of the Case

The next date for hearing the petition, which was fixed for 26 September, 2008, has been shifted to 17 November, 2008 vide CLB letter dated 18 September, 2008. Also, we have been informed by the representatives of the Company that pursuant to the interim order passed by the CLB on 13 March, 2008, the Company has not held any board meeting or general meeting (including the AGM which was due to be held on 30 September, 2008). We have been informed by the Representatives that the share certificates with respect to the shares undisputedly held by the Petitioners have been delivered to the lawyers of the Petitioners. No document supporting such delivery has been shown to us. We have further been informed by the Representatives that the banks have not yet released the personal guarantees and collateral securities that have been furnished by the Petitioners.

ANNEX D

EXECUTIVE SUMMARY

This Summary only highlights some of the important findings and issues emerging from the financial due diligence conducted by Mercurius Advisory Services Private Limited. It is not a complete summary of the due diligence report. For our complete findings and recommendations, please refer to the due diligence report submitted by us on 17 October, 2008 (“Report”).

The terms and abbreviations not defined herein shall have the meaning ascribed to them in the Report.

KEY MILESTONES

July 2005:  Commercial production for induction furnace and Comcast commenced. First batch of production dispatched.

October 2005:  Commercial production for rolling mill commenced

March 2007:  Commercial production for sponge iron commenced

Current installed capacities are:

Sponge Iron	– 105,000 metric tonnes
Billets	– 100,800 metric tonnes
Rolling Structural Steel	– 48,000 metric tonnes

Current licensed capacities are:

Sponge Iron	– 105,000 metric tonnes
Billets	– 100,800 metric tonnes
Rolling Structural Steel	– 96,000 metric tonnes

INCOME STATEMENT OVERVIEW

Graphical representation of expenses/net income to revenue:

•	Sales growth in FY 2007 – 08 as compared to FY 2006 – 07 reflected a rise of 103% primarily on account of increase in sales of billets, sponge iron, coal & coal fines, iron ore pellets, dolo char and scrap. During FY 2007 – 08, ratio of sales comprising of sale of manufactured items versus traded items were 57:43. It has a total of 5 items under manufactured segment and 4 items under trading segment. Its key products are MS Joist 27% and Billets 64% incase of manufacturing segment and billets 41%, iron ore pellets 28% and scrap 24% incase of trading segment.
•	Gross Profit has increased substantially from FY 2005 – 06 to 2007 – 08 from INR 49,672,934 to INR 468,026,413 — an increase of 213% annually. Operating Income has also increase from INR 30,317,388 to INR 399,856,323 over the same period.
•	Year on year graphical representation of Revenues/Gross Margin/EBITDA/Net Income (In INR million) for last 3 years is as under:

•	Other income primarily comprises of interest on restricted deposits aggregating INR 7 million.
•	Raw material consumption percentage to sales on a year on year basis for FY 2007 – 08 and FY 2006 – 07 was 70% and 71% respectively.
•	Manufacturing expenses primarily include power & fuel costs and labour charges aggregating INR 170 million. Steep fall in manufacturing expenses of FY 2007 – 08 as compared to

FY 2006 – 07 were primarily on account of commencement of trading activity by the Company. Power & fuel costs include expenses towards power sourced from state boards and operating expenses for the captive power plant.
•	Administrative expenses primarily include bank charges, brokerage & commission, freight outward, hiring charges, insurance, rent, repair & maintenance, salary, telephone and travelling charges. Administrative expenses percentage to sales on a year on year basis for FY 2007 – 08 and FY 2006 – 07 was 3.17% and 3.44% respectively.
•	The employee cost has increased by about 63% in FY 2007 – 08 as compared to FY 2006 – 07 primarily on account of a) Salary increments by 10 – 15% during FY 2007 – 08 b) Increase in the number of employees by 23 across departments c) Increase in the average salary due to higher cost to company (‘CTC’) as recruitments during FY08 were mainly at senior management and middle management levels. Present years’ average monthly salary is INR 27,742.
•	Depreciation has increased by 156% on account of depreciation being charged on the certain additions (made during the year) for the entire year irrespective of their date of purchase.
•	Finance costs for FY 2007 – 08 primarily represents interest on term loan INR 84 million, interest on working capital loan INR 34 million, interest to others INR 29 million, processing charges INR 3 million and LC charges INR 5 million. Debts funds (secured and unsecured) increased by INR 160 million during FY 2007 – 08.

Note on Management’s Methodology of Computing Margins and EBIT:

The management of GHIL represented that their existing accounting system captures only raw material costs that are directly attributable to a segment, i.e. manufacturing and trading. GHIL does not have segment wise segregation of costs. Further, the GHIL management does not have a activity based costing accounting systment implement to better allocate respective costs drivers to the appropriate business segment.

Accordingly, the segment-wise and EBIT provided to us by the management may not be representative.

BALANCE SHEET OVERVIEW

Graphical representation of sources and application of funds:

Shareholders Capital

•	Share capital comprises an authorized capital 22 million equity shares of INR 10 each. Of these 21,402,750 fully paid equity shares have been issued and subscribed.
•	Share application money aggregating to INR 59.50 million refers to money received pending allotment.
•	Reserve and surplus as at March 31, 2008 primarily comprise profit and loss account of INR 130 million and share premium account of INR 213 million.

Liabilities

•	Miscellaneous expenditure incurred for incorporation in the earlier years is deferred and amortized over a period of 5 years. Balance remaining as at the March 31, 2008 is INR 0.44 million.
•	Secured loans as at March 31, 2008 primarily comprise term loan from State bank of India (‘SBI’), Canara Bank, Bank of Maharashtra (“BOM”) and UCO Bank aggregating INR 512 million and working capital loan aggregating INR 390 million from SBI, BOM, UCO Bank, State Bank of Patiala (“SBP”) and Union Bank of India.
•	Unsecured loans as at March 31, 2008 primarily comprise of INR 159 million to fund the working capital requirement. Party wise details are given in Balance sheet section.
•	Loans and advances as at March 31, 2008 primarily comprise capital advances INR 31 million and other deposits (primarily with government departments and agencies) aggregating to INR 22 million.
•	Current liabilities as at March 31, 2008 primarily comprise creditors INR 96 million, and statutory liabilities for income tax, professional tax, fringe benefit tax, provident fund and service tax aggregating to INR 2.5 million. Provisions comprises as at March 31, 2008 primarily comprise of provision for income tax and fringe benefit tax aggregating to INR 15 million. As per discussions with the management, we understand that entire amounts payable as at March 31, 2008 has subsequently been paid. GHIL does not provide for retirement benefits.
•	Deferred tax liability of INR 22 million is primarily on account of timing differences arising on depreciation.
•	The working capital requirements of the company have risen from INR 162 million to INR 622 million from March 31, 2006 to March 31, 2008. GHIL is holding inventory for 98 days, which is quite alarming and consumes substantial working capital. As per discussions with the management, GHIL should hold inventory only for the period of 10 days.

Assets

•	The net block of fixed assets as at March 31, 2008 primarily comprises freehold land & site development INR 39 million, building INR 95 million, plant and machinery INR 933 million, furniture & fixtures INR 1 million, mobile handset INR 0.21 million and vehicles INR 6 million. Increase in gross block of INR 89 million in 2007 – 08 is primarily on account of purchase of land & site development INR 6 million, additions to plant and machinery INR 81 million and additions to vehicles INR 1 million. However, depreciation is charged on additions to fixed assets for the complete fiscal year.
•	Capitalization of pre-operative expenses — The net block of fixed assets as at March 31, 2008, includes capitalization of preoperative expenses aggregating INR 60 million (corresponding gross block is INR 73 million).
•	Cash and bank balances primarily comprise fixed deposits of INR 18 million with SBI, SBP and UCO Bank.
•	Unquoted investments as at March 31, 2008 include investment in Raipur Securities and Investments of INR 2 million. As per the unaudited financial statements for the year ended March 31, 2008 provided for verification, Raipur Securities and Investments has an accumulated losses of INR 209,293. GHIL’s share in losses amounts to INR 17,942.

•	Inventories primarily comprise raw material INR 577 million, finished goods INR 1 million and stores & spares INR 16 million. Increase in inventory as at March 31, 2008 was primarily on account of significant increase in raw material by INR 464 million and increase in stores & spares by INR 13 million. Work in progress as at March 31, 2008 is NIL. WIP as at March 31, 2008 is NIL; hence the same cannot be ascertained. [As per the industry norms, any manufacturing concern cannot have NIL WIP as at any particular day, unless the production facilities are closed. Also as per Indian GAAP, inventories need to be stated at the lower of cost or realizable value.]
•	Sundry debtors as at March 31, 2008 include debtors aggregating INR 68 million ageing less than 180 days. GHIL does not have any formal policy providing for debts doubtful of recovery. Of these, debtors aggregating INR 12 million were outstanding for a period exceeding 90 days. As per discussions with the management, we understand that entire amounts pending as at March 31, 2008 has subsequently been recovered.
•	Capitalization of miscellaneous expense — GHIL has capitalized incorporation expenses in the earlier years and is charging it to income statement as miscellaneous expenses over the period of 5 years. Outstanding miscellaneous expenditure to be written off amounts to INR 0.44 million.

As per discussions with the management and review of annual accounts of GHIL for the period ended March 31, 2008, we understand there are no commitments — capital or revenue made by the Company.

ACCOUNTING POLICIES USED IN PREPARATION OF FINANCIAL STATEMENTS

Accounting policies for valuation of work-in-progress, pre-operative expenses, revenue, depreciation on fixed assets and retirement benefits being followed by the Company in preparation of the financial statements and are in compliance with IGAAP, however, these are inconsistent as per the industry practice. These might have a positive/negative impact on the income statements.

ACCOUNTING AND INFORMATION SYSTEMS AND
INTERNAL CONTOL ENVIRONMENT/ ASSESSMENT

•	Frequent change in statutory auditors
•	Auditor’s remarks on inadequate internal audit system
•	Non existence of internal auditor
•	Non existence of Standard Operating Policies, Practices, Procedures, Accounting Manual, Budgets, Control Points, etc.
•	Accounting & Costing System with inadequate application or general controls
•	No formal budgeting and management information system (‘MIS’).

ORDER BOOK ANALYSIS

As per discussions with the management, considering the nature of the industry, product and the size of the Company, its product are sold in the open market, hence the size of its order book is generally small.

CONTRACTS

We have been informed by the management of GHIL that the Company has not executed any long term contracts with its suppliers, distributors or customers for purchase of raw materials or sale of goods manufactured.

CASH FLOWS

Review of cash flow statement of GHIL suggested that during FY 2007 – 08, it has primarily invested its fund in acquisition of inventories INR 406 million and fixed assets INR 89 million. These have primarily being funds from increase in the secured loans INR 158 million, realization from sundry debtors INR 87 million, decrease in loans & advance INR 91 million and fresh issue of share capital INR 30 million apart from its normal operations.

CONTINGENT LIABILITIES

As per discussions with the management there are no pending or threatened litigation against the Company expect a case filed by Aggarwal’s group with Company Law Board against the other shareholder’s of the Company. Overview of the case is detailed in Annexure C.

CONTRACT OBLIGATIONS AND SHARE CAPITAL COMMITMENTS

As per discussions with the management, we understand there are no contract obligations and share capital commitments pending by the Company, as on date.

RELATED PARTY TRANSACTIONS

Party wise details of transactions outstanding for the period ended March 31, 2008 are as under:

Name	Closing Balance INR	Nature of Expenses
Ashok Maskara	129,634	Director remuneration
Ashoka Tex	5,400,000	Unsecured loan
Hitech Abrasive Private Limited	42,533,049	Unsecured loan
NP Tekriwal	225,000	Director remuneration
Rohit Maskara	225,000	Director remuneration
Daksh Timbers & Steel Private Limited	16,794,383	Unsecured loan

TAXATION

Direct Taxes

Income Tax

The tax status of GHIL has been summarized below based on our review of the documents available and the explanations/representations received from the management:

Tax returns have been filed for FY 2005 – 06 within the prescribed due dates, however FY 2006 – 07 with the tax authorities after the prescribed due dates November 28, 2006. Tax return for FY 2007 – 08 is still pending to be files, due date for filing tax return is September 30, 2008.

Tax scrutiny assessments have been initiated up to FY 2004 – 05. GHIL has received notice under section 142 and under section 143 for the FY 2005 – 06. No scrutiny notice is issued to select the tax return filed for FY 2006 – 07 for detailed examination. GHIL filed a revised return of income (‘ROI’) for FY 2004 – 05. Accordingly, in view of the erstwhile provisions of Section 143(2) of IT Act (i.e. prior to April 1, 2008) such notice for FY 2005 – 06 can be issued on or before March 31, 2009 and for FY 2006 – 07 the same can be issued on or before September 30, 2008 in view of the extant provisions of Section 143(2) of IT Act.

Unabsorbed tax loss (incl. tax depreciation) for INR 45,157,359 based on tax return filed for FY 2006 – 07.

Wealth Tax

Based on our review of the information furnished to us and confirmations from the management of GHIL, we understand that GHIL has not filed any wealth tax return till date.

Withholding Tax

GHIL has filed quarterly withholding returns for all the quarters under review. A review of certain transactions, selected on a ‘test check’ basis, reveal that GHIL has deducted and deposited the taxes in accordance with the provisions of the IT Act. However, regular delays have been noted in deposition of taxes.

Fringe Benefit Tax

Based on our broad discussions with the management and review of certain transactions selected on a ‘test check’ basis, we observe that GHIL has discharged its liability in accordance with the provisions of the IT Act.

Indirect Tax

It has been informed that there are no pending litigation in respect of CST, VAT and VAT.

It has further been observed that there is no contingent liability related to indirect taxes shown in the audited financial statements of FY 2007 – 08.

ANNEX E

GEOLOCIAL APPRAISAL REPORT OF BUXWAHA IRON ORE OCCURRENCE, VIDE CONSENT LETTER NO. F-2-68/07/12/1 DATED 13/10/2008 OF MADHYA PRADESH KANIJ SADHAN VIBHAG

(AREA: 20.00 HECT.)

Minerals	:	Iron Ore
Village	:	Buxwaha
Tehsil	:	Malehara
District	:	Chhatarpur
Area	:	20.00 Hect.

Applicant:

M/s Global Hi-Tech Industries Ltd.

Mumbai.

Prepared by:

Rakesh K. Choubey (M. Sc. Geology, M. Sc. Environment & Ecology)

Regn. No. RQP/JBP/095/01/A

Validity up to 26/02/2011

601/1, Dayanagar,

Jabalpur (M.P.), PIN: 482002

Phone: 0761-2411922, Fax No.: 0761-4003735

Mbn: 94253-24774

E-mail: rkchobe@gmail.com, rkc_pecs@rediffmail.com

Associate Pollution Ecology Control Services, NGP

NOVEMBER - 2008

CONTENTS

S.NO. SUBJECT	PAGE NO.
1. Introduction	1
2. Geology of the area	5
3. Exploration & Reserves	11
4. Sampling	13
5. Beneficiation	13
6. Conclusions and Recommendation for P.L. holder	14
7. Any other relevant information	14

Plates

1. Key plan.
2. Surface Geological Map / Section.

Annexure

1. M.P. Govt. letter.
2. Chemical analysis report.

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

GEOLOCIAL APPRAISAL REPORT OF BUXWAHA IRON ORE OCCURRENCE, CONSENT ISSUED VIDE LETTER NO F 2-113/2008/12/1 DATED 08/09/2008., MP KHANIJ SADHAN VIBHAG (AREA: 20.00 HECT.)

1.0 INTRODUCTION:

The Geological assessment report of Buxwaha Iron ore occurrence is about the Iron ore occurrence situated near village Buxwaha village which falling under Survey of India toposheet No. 54 P/7 under following co-ordinates. Proper field studies have been carried out on the request of applicant M/s Global Hi-Tech India Ltd., Mumbai.

A	:	Latitude : 24^0 23' 25"N
		Longitude: 79^0 18' 24"E
B	:	Latitude : 24^0 23' 25"N
		Longitude: 79^0 18' 32"E
C	:	Latitude : 24^0 23' 21"N
		Longitude: 79^0 18' 27"E
D	:	Latitude : 24^0 23' 21"N
		Longitude: 79^0 18' 24"E

The applicant M/s Global Hi-Tech India Ltd. Mumbai, have been granted conditional permission by State Mineral Resource Department Madhya Pradesh to seek and comply necessary formalities to get consent from M.P. forest department under Indian Forest Act, 1980.. On submission of the consent from state forest department P.L. grant letter will be issued to concerned party.

1
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

The area in question has already been worked for the extraction of laterite and low / high grade Iron ore in past. On the basis of above facts and existing pits and river / Nala cuttings etc. present in the area, geological assessment report has been prepared for the same. It has been done in systematic manner to support the claim of proved Iron ore occurrence.

A small village Buxwaha is situated at a distance of about 2.0 km from the area in Bijawar tehsil head quarter of Chhatarpur district (falling under Buxwaha forest range) situated about 35 km. on northeast direction. The area in question is situated on Damoh – Sagar State highway.

There is no major water course in the applied area. Only natural water course in the form of nala (water channel) is there. In general the applied area is having hilly terrain (Plateau) on sloping towards south-east and south western side. Occasional soil cover is present having thickness of 0.1-0.25m. Below the soil cover upto MRL 440 m. high grade Iron ore is present. Upto MRL 420 low grade Iron ore and up to MRL 400 ferruginous shale is present. Geological assessment is done by observation of existing nala cutting and deposition in hilly terrain in the applied area so as to explore the entire area. This excavation had been done in past for the smelting of Iron by hand furnaces for preparing hand tool like chisel, crowbar, hammer and bhala etc. as we see slag of Iron strewn all over the applied area and nearby.

Topographical survey on 1:2000 scale and sampling of low/high grade Iron ore have been done to ascertain its chemical nature and grade.

Geological mapping of the area has been carried out on 1:2000 scale. On the basis of field observation reserve and grade of the mineral has been estimated.

During field observation presence of Iron ore is confirmed.

2
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

1.1 **NAME OF THE MINERAL:**

Iron ore

1.2 **NAME AND ADDRESS OF THE APPLICANT:**

M/s Global Hi-Tech India Ltd., Mumbai.

1.3 **PARTICULARS:**

(i) Particulars of M.P. govt. letter F-68/07/12/1 dated 13/10/08

(ii) Details of the area under licence.

District	Tehsil	Gram (village)	Forest Compartment No.	Area (Hect.)	Ownership
Chhatarpur	Malchara	Buxwaha	308	20.00	Forest land
Total				**20.00 Hect.**	

Recent certified copy of forest compartment map is annexed.

iii) Proposed period of prospecting: 2 years after getting P.L. grant letter from state govt.

PARTICULARS OF THE GEOLOGIST AND MINING ENGNEER:

Reconnaissance survey and field observation have been carried out under my guidance as consultant geologist.

3
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

1.5 STATUS OF THE PROSPECTING OPERATIONS:

Field studies have been completed for the same area.

1.6 LOCATION OF THE AREA:

1. Toposheet No.	:	54 P/7
2. Forest Compartment	:	308
3. Village/Gram	:	Buxwaha
4. Taluka	:	Malehara
5. District	:	Chhatarpur
6. State	:	M.P.

The above area lies under following co-ordinates:

A	:	Latitude : 24^0 23' 25"N
		Longitude: 79^0 18' 24"E
B	:	Latitude : 24^0 23' 25"N
		Longitude: 79^0 18' 32"E
C	:	Latitude : 24^0 23' 21"N
		Longitude: 79^0 18' 27"E
D	:	Latitude : 24^0 23' 21"N
		Longitude: 79^0 18' 24"E

4
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

2.0 GEOLOGY OF THE AREA:

2.1 Physiography:

The applied area falls in Survey of India toposheet no. 54 P/7 & is bounded by co-ordinates as given in above para.

The highest and lowest altitudes in the area are 460 mts. and lowest MRL is 420 mts. respectively from M.S.L. (assumed) level. The applied area is having a hilly terrain ranging in North- South direction. The highest portion is situated towards central, northern and eastern side whereas lowest portion is lying towards south-east, west and east part. Elevation difference between lowest and highest point is 40m.

The Physiography can be discussed under four heads:

(a) Topography
(b) Drainage
(c) Vegetation
(d) Climate

(a) Topography:

The highest and lowest altitudes in the area are 460 mts. and lowest MRL is 420 mts. respectively, from M.S.L. (assumed) level. The applied area is having hilly terrain ranging in North-South direction. The highest portion is situated towards central, northern and eastern sides whereas lowest portion is lying towards south-eastern, western and eastern part. Elevation difference between lowest and highest point is 40m.Two nalas are present in the area; one is towards south- eastern side and another one is towards south -western side.

5
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

(b) **Drainage**:

The general drainage pattern is sloping type, which follows the natural course i.e. in all directions, that finally ends in a nala that extends from North to South of the applied area.

(c) **Vegetation:**

The area is devoid of any significant vegetation. However, few seasonal herbs and shrubs are seen at many places in the area. Dense tree population is present here and in the adjoining area, which has been excluded from applied area.

(d) **Climate:**

The area in general faces typical subtropical climate in three seasons namely Monsoon, Winter and Summer. The average rainfall of the area is 1100mm. The temperature goes as high as 46^{0}C during summer and goes as low as 4^{0}C during peak winter. The climate is otherwise pleasant.

REGIONAL GEOLOGY:

This occurrence belongs to Bijawar Group of rocks of Palaeo-Proterozoic age.

The regional trend of rocks is north east-south west. These have been intruded by basic and acidic intrusives. Structurally, both primary and secondary structures have been developed. Primary structures developed are primary bedding, current bedding etc. Secondary structures are faults, folds, joints, foliationsetc. The rocks have been subjected to polyphase deformation and joints have developed.

6
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

The regional stratigraphic succession is as follows:

Lithology	Stratigraphic Status		Age	Nature & Characteristics
Soil & Alluvium			Quaternary	Soft, unconsolidated & loose sediments
Deccan Trap			Upper Cretaceous to Palaeogene	Dark grey, Fine to medium grained, non to sparsely porphyritic
Sandstone/Limestone	**Lameta Group**		Cretaceous	Brownish, yellowish to buff coloured, medium to coarse grained, friable, calcareous at places.
Sandstone/Quartzite	**Rewa Group**	VINDHYAN SUPERGROUP	Neo-Proterozoic	Light reddish brown, hard and massive, fine to medium grained, thickly bedded
Shale	**Rewa Group**			Dark brown, fine grained, fissile
Quartzite/Sandstone	**Kaimur Group**			Fine grained, hard & compact, massive, thickly bedded
Sandstone	**Kaimur Group**			Reddish brown, fine grained, massive
Shale	**Kaimur Group**			Reddish brown, fine grained, soft & fissile
Conglomerate	**Kaimur Group**			Sub-angular to sub-rounded pebbles of varied coloured chert, jasper, quartz & quartzite embedded in a coarse sandy matrix
Shale	**Semri Group**		Meso-Proterozoic	Grey to khaki grey, fine grained soft & splintery
Shale	**Semri Group**			Greenish/pinkish grey, fine-grained. Soft
Dolomite/ Limestone & chert breccia	**Semri Group**			Greyish blue, fine grained, massive, thinly bedded
Porcellanite with black carbonaceous shales	**Semri Group**			Light green, very fine grained, hard & compact rock with thin bands of black

7
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

				carbonaceous shale
Limestone		E		Dirty grey to greyish blue, fine grained, massive & thinly laminated
Quartzite/Sandstone		R G		Dirty white, fine to medium grained, hard ferruginous quartzite
Shale/Quartzite		R		**Greyish brown, reddish, soft & splintery with interbeds of hard ferrugenous quartzite**
Dolomitic Limestone	**Bijawar Group**	O U	Palaeo-Proterozoic	Bluish grey, fine grained, hard, massive & fractured
Quartzite		P		Yellowish grey, fine grained, hard & massive
Trap				Greenish grey, fine grained, hard, compact & foliated
Chert/breccia				Reddish yellow, fine grained, hard, compact & fractured
Basic Dykes/ Quartz Reefs				Colourless, dirty white, fine grained, hard, massive, dark grey, fine to medium grained, hard & compact
Granite	Budlekhand Gneissic Complex		Archaean	Pink, fine grained, massive, hard & compact
Granite				Pink, medium to coarse grained massive rock
Granite & granite gneisses				Pink, pinkish grey, porphyritic, foliated & banded rock with enclaves of amphibolite & schist

8
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

(a) Lithology:

The applied area is covered by lateritic soil ranging from 0.1-0.25 m.. From top most MRL (i.e. 460) to MRL 440m. is high grade Iron ore. From MRL 440 to 420 MRL low grade Iron ore exists and from MRL 420 to 400 MRL ferruginous shale is encountered.

High grade and low grade Iron ore:

The Iron ore in the applied area is cherry red/steel grey in colour, massive and lumpy. On hammering it breaks. It has brown streak. Its hardness is about 5 and bulk density is 3.25 to 3.5. Low grade Iron ore is present in the entire area

The deposition of Iron ore is such in the applied area that it is controlled by contouring of the area. High grade Iron ore is present on top above 460 MRL to 440 MRL, below which low grade Iron ore is existing up to 420 MRL through out the applied area.

Ferruginous shale:

Ferruginous shale of the applied area is existing between 420mrl to 400 MRL. This ferruginous shale is having high percentage of Iron silicates having recovery factor as 60%. Recovery of Iron from this ferruginous shale is subjected to its characterisation, which will further decide process to be adopted for enhancement of Iron percentage, which may be concentration or beneficiation process.

9
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

Structure:

The general strike of the rocks in the region is north east- south west. This has its manifestation in the applied area also.

Strike

(i) N 45^0E-S 45^0 W

(a) **Stratigraphy**:

Recent : Lateritic Soil cover/ Lateroid soil

Bijawar : Laterite, Banded Iron Quartz formation having Iron ore/Ochre occurrence within them.

(b) **Lithology:**

Area is covered by Lateritic soil having thickness around 0.5- 1.0 m. Iron ore and hard Lateroid outcrops can be seen all over the area in question.

10
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

3.0 EXPLORATIONS:

3.1 DETAIL OF EXISTING PITS:

The applied area is covered by occasional soil cover. There are many exposures of high grade, low-grade and ferruginous shale through out the applied area and in nala cuttings also.

VARIOUS EXPOSURES:

Several exposures of Lateritic cappings are seen in the east and east central part of the applied area; below which presence Iron ore is confirmed.

Strike - Nearly north east to southwest.

3.2 RESERVES:

The reserves of the applied area have been computed by graphical and cross-sectional methods. The area is calculated by each section line graphically and multiplied by the distance between section lines to get the volume, which in turn multiplied by the bulk density of the minerals to get the tonnage.

On the basis of prospecting carried out, it is assumed that Laterite/ Iron ore are uniformly distributed in the area. It is covered by Lateritic soil along with weathered mineral at few places in the applied area.

The applied area covered by lateritic soil ranging from 0.1-0.25 m. From top most MRL (i.e. 460) to MRL 440m. is high grade Iron ore. MRL 440 to MRL 420 is low grade Iron ore and from MRL 420 to MRL 400 ferruginous shale is encountered.

11
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

All the reserves have been put under the proved category only. Recovery factor is considered as 60% in and remaining 40% is considered as waste / shale/phyllite and other impurities.

Bulk density of Iron ore is taken as 4.0 for high grade ore, 3.5 for low-grade and 3.0 tonnes/cubic meter for ferruginous shale.

Details of reserves calculation are given below:

High-grade Iron ore reserves:

Section line	Area in m^2 (Proved)			Mean area in m^2 (Proved)			between section line	Volume in m^3 (Proved)			UNFC code
	H.G	L.G	F.S	H.G	L.G	F.S		H.G	L.G	F.S	111
11'	5180	6080	6080								
				5005	8040	8240	280	1401400	2251200	2307200	
22'	4830	10000	14000								
				3945	7920	11400	130	512850	1029600	1482000	
33'	3060	5840	12400								
Total volume in m^3								1914250	3280800	3789200	
Mine waste 40% in m^3								765700	1312320	1515680	
Recovery factor 60% in m^3								1148550	1968480	2273520	
Tonnage (60%vol. x B.D.)								4594200	6889680	6820560	
Grand total of proved reserves								**18,3,04,440 t.**			**111**

Note :- HG = high grade Iron ore, LG= lowgrade iron ore & FS = Ferruginous shale

Thus, total geological reserves = 18,3,04,440 tonnes

12
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

4.0 SAMPLING:

Grab sampling was carried out from existing pits / cuttings. After quartering & coning, one such sample was collected and tested for chemical analysis. This sample was analysed for its chemical composition.

Iron ore:

The results of low-grade Iron ore analysis are as follows:

Fe	Al_2O_3	SiO2	P
60.82 %	1.22%	1.08%	0.184%

The results of high-grade Iron ore analysis are as follows:

Fe	Al_2O_3	SiO2	P
65.65 %	1.22%	1.34%	0.384%

The results of Ferruginous shale analysis are as follows:

Fe2O3	Al_2O_3	SiO2	P
70.65%	10.22 %	08.34%	0.384%

5.0 BENEFICIATION:

No beneficiation of minerals is proposed if proponent gets P.L. of the area. ROM (Ferruginous shale) will be subjected to the characterisation test of Iron ore for setting up concentration / beneficiation unit.

13
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

Prepared by R. K. Choubey
Regd. No. RQP/JBP/095/01/A

6.0 CONCLUSIONS AND RECOMMENDATIONS FOR APPLICANT:

A) The applied area has been thoroughly explored to know the presence of the mineral. After the investigation it is found that good quantity of low / high grade Iron ore is present in the area.

B) This is worth mentioning that Iron ore occurrence of this region is following a specific stratigraphic trend and the applied area is part of the same local geology. On the basis of the above facts applicant M/s Global Hi-Tech India Ltd. Mumbai, should apply for further proceedings of P.L. clearance.

7.0 ANY OTHER RELEVANT INFORMATION:

Nil

Date: 16/11/2008
Place: Jabalpur

(Signature)

R. K. Choubey
Consultant Geologist
&
RQP/JBP/095/01/A

14
Geological Appraisal Report on Buxwaha Iron Ore Occurrence.
(Area: 20.00 Hect.)

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